As filed with the Securities and Exchange Commission on January 5, 2024
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03802
NEUBERGER BERMAN INCOME FUNDS
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Income Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Lori L. Schneider, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Registrant’s telephone number, including area code: (212) 476-8800

Date of fiscal year end: October 31
Date of reporting period: October 31, 2023
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

(a) Following is a copy of the annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Income Funds
Investor Class Shares	Class C Shares
Trust Class Shares	Class R3 Shares
Institutional Class Shares	Class R6 Shares
Class A Shares	Class E Shares
Core Bond Fund
Emerging Markets Debt Fund
Floating Rate Income Fund
High Income Bond Fund
Municipal High Income Fund
Municipal Impact Fund
Municipal Intermediate Bond Fund
Short Duration Bond Fund
Strategic Income Fund

Annual Report
October 31, 2023

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2023 Neuberger Berman BD LLC, distributor. All rights reserved.

President’s Letter
Dear Shareholder,
I am pleased to present this annual shareholder report for the Neuberger Berman Income Funds covering the fiscal year ended October 31, 2023 (the reporting period).
The taxable investment-grade fixed income market was largely flat during the reporting period. That said, there were periods of elevated volatility, as investors reacted to the evolving inflation picture, ongoing interest rate hikes by the U.S. Federal Reserve Board (Fed), and a surprisingly resilient economy. Other factors impacting the market were unrest in the banking sector, the threat of a government shutdown, and numerous geopolitical events.
Throughout the reporting period, the Fed remained steadfast in its commitment to rein in inflation, while attempting to orchestrate a "soft landing" for the economy. After raising the federal funds rate seven times in calendar year 2022, the Fed continued to push its policy rate higher with hikes in January, March and May 2023. After pausing in June, the central bank again pushed the policy rate higher in July to a range between 5.25% and 5.50%, the highest level in 22 years. While the Fed held steady in both September and November (after the reporting period ended), it has not ruled out the potential for additional rate hikes in the future.
Short-, intermediate- and long-term Treasury yields moved higher, pushing their prices lower (yields and bond prices generally move in the opposite direction). Meanwhile, credit spreads were mixed, with corporate and emerging markets sovereign spreads tightening, whereas mortgage-backed securities and commercial mortgage-backed securities spreads widened modestly over the reporting period. All told, the broad taxable bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 0.36% during the reporting period. The municipal (i.e., tax-free) market was also negatively impacted by rising interest rates.
While the U.S. economy has surprised to the upside, a number of potential headwinds could cause growth to moderate in the coming quarters, in our view. Inflation remains "sticky" and well above the Fed’s 2% target. This has led to expectations for a "higher for longer" interest rate environment. Meanwhile, robust consumer spending is unlikely to continue at its torrid pace as the cumulative impact from higher long-term interest rates take hold.
Continued volatility in the financial markets cannot be ruled out. In such an environment, it’s our belief that professional portfolio management can be extremely valuable to help navigate shifting market dynamics. While elevated volatility can be unnerving, we believe it’s best to take a long-term approach and look to capitalize on these periods to identify attractive investment opportunities for our shareholders.
Thank you for your support and trust. We look forward to continuing to serve your investment needs in the years to come.
Sincerely,

Joseph V. Amato
President and CEO
Neuberger Berman Income Funds

Core Bond Fund Commentary (Unaudited)
Neuberger Berman Core Bond Fund Institutional Class delivered a 0.46% total return for the fiscal year ended October 31, 2023 (the reporting period) and outperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index (the Index), which provided a 0.36% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The taxable investment-grade fixed income market, as measured by the Index, posted a modest gain during the reporting period. A number of factors impacted the market, including the evolving inflation picture, ongoing interest rate hikes by the U.S. Federal Reserve Board (Fed), unrest in the regional banking industry, and several geopolitical events. Despite headwinds, the U.S. economy was surprisingly resilient and continued to expand. All told, short-, intermediate- and long-term Treasury yields moved higher (yields and bond prices generally move in the opposite direction) and credit spreads were mixed during the reporting period.
In terms of relative performance, security selection in investment-grade credit and agency mortgage-backed securities (MBS) were the largest contributors during the reporting period, followed by the Fund’s allocations to mortgage credit, collateralized loan obligations (CLOs) and U.S. Treasury Inflation-Protected Securities (TIPS). Security selection in asset-backed securities (ABS) and overweight exposures to ABS and commercial mortgage-backed securities (CMBS) versus the Index were also additive. The Fund’s interest rate positioning was the main detractor from relative performance, primarily due to the Fund’s modest duration overweight; security selection in investment-grade credit slightly detracted.
The Fund’s use of futures contracts detracted from performance during the reporting period.
We made some relative value positioning adjustments during the period. We increased the Fund’s exposure to ABS, agency MBS and mortgage credit, and we reduced exposure to nominal U.S. Treasuries and CMBS. We tactically added exposure to TIPS in March and sold in July due to our views on valuations. As of the end of the reporting period, the Fund was overweight a diversified mix of securitized sectors—including ABS, agency MBS, CMBS, CLOs and mortgage credit—balanced by underweight exposure in nominal U.S. Treasuries.
Coming into 2023, many anticipated a dramatically slowing economy that would lead to progress on inflation and eventually cause central banks to pull back on monetary tightening. However, such expectations underestimated the overhang of COVID-era stimulus and U.S. spending tied to climate and infrastructure. Flush with excess savings and willing to utilize credit, consumers have continued to spend at a robust pace, moving from goods purchases to services and travel. Corporate earnings, although down, have been far more resilient than many expected. Meanwhile inflation has made an encouraging move downward but remains well above target. This has reshuffled expectations around the Fed’s policy stance, resulting in an upward shift in longer-term yields over the past few months. There are signs of fragility, however. In the U.S., consumers appear to be hitting their limit, as savings are depleted, federal student loan payments resume, and credit card balances become overstuffed. The industrial economy, meanwhile, seems ready to rebound given the demand for re-shoring and infrastructure spending.  From a policy perspective, we believe the Fed is generally close to done on raising interest rates. However, a slower but still resilient U.S. economy and structural constraints on inflation are likely to keep us in a "higher for longer" rate environment, in our view, as the central bank waits to see the lagging impacts of aggressive tightening.
Sincerely,
Thanos Bardas, David M. Brown, Nathan Kush and Brad Tank
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Core Bond Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NCRIX
Institutional Class	NCRLX
Class A	NCRAX
Class C	NCRCX
Class R6	NRCRX

PORTFOLIO BY INVESTMENT TYPE
(as a % of Total Net Assets)
Asset-Backed Securities	10.0%
Corporate Bonds	28.7
Foreign Government Securities	1.1
Mortgage-Backed Securities	41.5
U.S. Government Agency Securities	0.7
U.S. Treasury Obligations	15.7
Short-Term Investments	0.6
Other Assets Less Liabilities	1.7 *
Total	100.0%

*	Includes the impact of the Fund's open positions in derivatives (other than options purchased), if any.

PERFORMANCE HIGHLIGHTS[1,2]
	Inception Date	Average Annual Total Return Ended 10/31/2023
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[3]	02/01/1997	-0.07%	-0.10%	0.62%	3.63%
Institutional Class[3]	10/01/1995	0.46%	0.31%	1.03%	4.03%
Class A4	12/20/2007	0.05%	-0.10%	0.62%	3.79%
Class C4	12/20/2007	-0.70%	-0.85%	-0.13%	3.35%
Class R6[4]	01/18/2019	0.56%	0.40%	1.08%	4.05%
With Sales Charge
Class A4		-4.19%	-0.96%	0.18%	3.63%
Class C4		-1.66%	-0.85%	-0.13%	3.35%
Index
Bloomberg U.S. Aggregate Bond Index[5,6]		0.36%	-0.06%	0.88%	4.05%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 0.93%, 0.43%, 0.80%, 1.58% and 0.34% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.78%, 0.38%, 0.78%, 1.54% and 0.29% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Core Bond Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Emerging Markets Debt Fund Commentary (Unaudited)
Neuberger Berman Emerging Markets Debt Fund Institutional Class generated an 11.36% total return for the fiscal year ended October 31, 2023 (the reporting period), and outperformed its benchmark, a blend consisting of 50% J.P. Morgan Government Bond Index—Emerging Markets (GBI-EM) Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI®)—Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified (collectively, the Index), which delivered an 11.05% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
During the reporting period, overall market sentiment was driven by developments around inflation and monetary policy, with signs of peaking hiking cycles and disinflation across various emerging countries supporting local bond returns.  China’s reopening was a supportive theme early on in the reporting period while defaulted names continued to make progress towards a restructuring agreement with official and private creditors. However, Treasuries as well as risk assets came under more pressure as the year progressed, with expectations that interest rates might remain higher for longer and economic data might soften further, particularly in Europe and China. Geopolitical events also disrupted markets. U.S. Treasury 10-year yields saw significant volatility, ending the reporting period at 4.88%, higher by nearly 0.80% from the beginning of the reporting period and close to the levels not seen since the 2008 financial crisis. Emerging markets (EM) benchmark spreads tightened to 4.36% from 5.42%, with a trough of 3.98% in July. EM currencies strengthened versus the U.S. dollar on average, with currencies such as Colombian peso and Hungarian forint leading the way.
The Fund outperformed the Index during the reporting period due to the bottom-up security selection in the underlying sleeves in the portfolio. Hard currency positioning in high yielding countries, including Sri Lanka, El Salvador and Argentina, which recovered after the sell-off in 2022, was the primary driver of performance. The underweight to select high-yielding frontier names versus the Index detracted from performance. Corporate positioning was also additive overall given the underweight in Chinese real estate and strong security selection across the financial and metals and mining sectors. Idiosyncratic events in distressed positions in Brazil and Chile weighed on performance. The impact from local currency positioning was neutral over the period. The underweight exposure to Turkish rates and foreign currency (FX) was a strong driver of performance as was the active positioning in Egypt throughout the period. The overweight to the Colombian peso was also additive. However, the overweight rates positions in Brazil, Israel and Mexico detracted from performance.
The contribution from tactical allocation was negative over the reporting period. The tactical overweight to U.S. interest rate duration and a credit default swap index (CDX EM) position that we held due to the higher risk profile of the strategy detracted from performance. We cut these positions late in the period.  The impact from asset allocation was negative. While the underweight to hard currency sovereigns and corporates was additive, it came at the cost of the tactical positioning around local currency which outperformed during the period.
The Fund’s aggregate use of futures, forward foreign currency, and swap contracts, detracted from performance during the reporting period.
Over the reporting period there were a number of changes within the Fund’s tactical asset allocation as well as the underlying sub-asset classes. Within the tactical asset allocation, we started the period with a slight underweight to hard currency and corporates and a 3% underweight exposure to local currency, while holding a 3% cash position. We deployed cash to move to an overweight position in hard currency in December 2022 to capture the market optimism but cut the exposure as the U.S. Federal Reserve Board continued to hike rates and U.S. Treasury yields remained elevated. We deployed cash to local currency markets, reaching an overweight of 1.5% in August 2023 before moving to neutral to reduce portfolio beta1 by the end of the reporting period. We also moved the hard currency and corporate sleeves to an underweight in favor of cash during the reporting period as market volatility increased. We actively maintained long positions in selected local rates markets through swaps during the reporting period to have exposure to the secular trend of lower EM inflation. We also removed the CDX EM

Emerging Markets Debt Fund Commentary (Unaudited)
position in the tactical asset allocation near the end of the reporting period. Finally, we had an interest rate duration overweight through September 2023.
From a bottom-up perspective, we continued to hold an overweight in the high yield segment of the market biased toward BB rated issuers, in the hard currency sleeve as we believe that valuations remain attractive in this part of the market. In terms of changes over the reporting period, we took profits in the high yield space early in the period as markets rallied.
In corporate positioning, we actively participated in the new issuance market, though activity was much more limited in the reporting period as issuers adapted to the rising rate environment. We favored financials across regions as we believed financial institutions to be well capitalized. We also favored the metals & mining sector, especially as commodities, especially copper, are likely to see support from improving global growth, combined with the rising global energy transition. We reduced exposure to Chinese real estate throughout the period given the ongoing challenges to growth and limited policy support from the government.
On the local currency side, we held a small amount of EM FX risk given our fundamental view on select currencies. These included modest overweights in Latin America (as well as South Africa). However, we remained close to neutral in overall EM FX positioning, given the recent U.S. dollar strength offering little incentive to add. On the rates side, we pared back our duration overweight leaving room to add in our key duration positions including in Brazil, Mexico, South Africa, Czech Republic, Indonesia, and South Korea, when we saw volatility subside. We have duration underweights in a few low yielding countries where we saw limited upside such as Thailand.
Going forward, uncertainty remains around the need for further monetary tightening in the U.S., given resilience in growth. Once a slowdown starts to materialize, financial conditions are likely to ease, creating the potential for upside in EM fixed income securities. Questions remain around China’s relatively weak recovery, deflation, and structural headwinds. We anticipate growth in China of 5.2% this year and 4.0% in 2024, supported by countercyclical monetary policy and the recent fiscal policy announcements. Still, for EM economies in aggregate, we believe gross domestic product growth is likely to outperform developed markets this year and next.
Broadly, we continue to anticipate disinflation to progress across most EM countries, despite recent volatility in food and energy prices. In our view, local currency bonds will likely regain their strength once core rates markets stabilize.
The key risks to our views are either an unexpected acceleration of inflation dynamics globally which could require substantially more rate hikes, or the unfolding of a global recession, which could push EM risk premia materially higher.
Sincerely,
Rob Drijkoningen, Gorky Urquieta, Bart Van der Made, Raoul Luttik,
Jennifer Gorgoll, Vera Kartseva and Nish Popat
Portfolio Co-Managers
1 Beta is a measure of the systematic risk of a portfolio. It is the covariance of the portfolio and a market index divided by the variance of the market index. Beta measures the historical sensitivity of a portfolio’s returns to movements in the market index. The beta of the market index will always be one. A portfolio with a beta above the market index (i.e., ˃1) means that the portfolio has greater volatility than the market index. If the beta of the portfolio is 1.2, a market increase in return of 1% implies a 1.2% increase in the portfolio’s return. If the beta of the portfolio is 0.8, a market decrease in return of 1% implies a 0.8% decrease in the portfolio’s return.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Debt Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NERIX
Class A	NERAX
Class C	NERCX

PERFORMANCE HIGHLIGHTS
	Inception Date	Average Annual Total Return Ended 10/31/2023
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class	09/27/2013	11.36%	0.37%	0.52%	0.75%
Class A	09/27/2013	11.13%	0.02%	0.15%	0.38%
Class C	09/27/2013	10.31%	-0.73%	-0.60%	-0.37%
With Sales Charge
Class A		6.42%	-0.86%	-0.28%	-0.05%
Class C		9.31%	-0.73%	-0.60%	-0.37%
Index
Blended Benchmark*[5,6]		11.05%	0.58%	0.74%	0.95%
*
Blended Benchmark is composed of 50% J.P. Morgan Government Bond Index—Emerging Markets (GBI-EM) Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI)—Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified, and is rebalanced monthly.
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 1.01%, 1.55% and 2.19% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.79%, 1.16% and 1.91% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Debt Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.
*
Blended benchmark is composed of 50% J.P. Morgan Government Bond Index (GBI)—Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI)—Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified, and is rebalanced monthly.

Floating Rate Income Fund Commentary (Unaudited)
Neuberger Berman Floating Rate Income Fund Institutional Class generated an 11.67% total return for the fiscal year ended October 31, 2023 (the reporting period) and underperformed its benchmark, the Morningstar LSTA US Leveraged Loan Index (the Index), which provided a 11.92% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The senior floating rate bank loan market, as measured by the Index, generated strong positive returns during the reporting period. A number of factors impacted the overall fixed income market, including elevated and persistent inflation, aggressive rate hikes by the U.S. Federal Reserve Board (Fed), unrest in the regional banking industry and several large international banks, as well as several geopolitical events. Despite these headwinds, the U.S. economy was resilient and continued to expand. All told, loan yields moved higher, and investors benefited from this higher income, as base rates rose, and the U.S. loans weighted average bid prices increased over the reporting period.
We have the flexibility to allocate up to 20% of the Fund’s net assets to non-floating rate securities, usually fixed-rate senior bonds. However, over the reporting period, the Fund largely maintained its positioning in non-floating rate securities, as floating rate loans offered attractive relative value compared to fixed-rate bonds. The Fund's non-floating rate allocation ended the reporting period at approximately 7.1% of net assets compared to 7.3% of net assets at beginning of the reporting period.
From a sector perspective on a relative basis versus the Index, security selection within Diversified Financial Services and Software, along with security selection within and an underweight to Diversified Telecommunications Services, were the best performers. Conversely, security selection within and an underweight to Information Technology services, security selection within and an overweight to Health Care Technology, and security selection within Hotels, Restaurants & Leisure were the worst performers.
In terms of the Fund's portfolio credit quality on a relative basis versus the Index, security selection within and an overweight to B, an underweight to and security selection within BBB, security selection within and an underweight to not rated, and security selection within and an underweight to BB rated issuers were the best performers. Conversely, an underweight to and security selection within CCC and below rated issuers were the worst performers.
Looking ahead, with yields just under 10% on the U.S. senior floating rate loan market, we believe valuations are providing more-than-adequate compensation for the around average default outlook by the market, will continue to provide durable income, and are attractive compared to other fixed income alternatives. While the economy remains resilient, we believe slowing real demand has helped inflation continue to move downward. In our view, the lagged effects of monetary tightening, higher current interest rates and shifts in consumer behavior are likely to keep pushing inflation toward the Fed’s target range. However, higher interest rates could put more pressure on the consumer and broader economy. As credit dispersion has been on the rise, our analysts remain keenly focused on the specific fundamentals of individual issuers in their coverage, assessing the base and downside cases in the event of a soft-landing or recession. Relatively healthy consumer and business balance sheets and nominal GDP growth should continue to provide support for most issuers’ fundamentals, in our view. We believe our bottom-up, fundamental credit research that focuses on security selection, avoiding credit deterioration, and putting only our "best ideas" into portfolios, will position us well to take advantage of periods of volatility.
Sincerely,
Joseph P. Lynch and Stephen J. Casey
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Floating Rate Income Fund Commentary (Unaudited)
The loan ratings noted above represent segments of the Morningstar LSTA US Leveraged Loan Index, which are determined based on the ratings issued by S&P Global.

Floating Rate Income Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NFIIX
Class A	NFIAX
Class C	NFICX

PORTFOLIO BY MATURITY DISTRIBUTION
(as a % of Total Investments*)
Less than One Year	0.6%
One to less than Five Years	58.2
Five to less than Ten Years	40.5
Ten Years or Greater	0.5
N/A**	0.2
Total	100.0%

*	Does not include Short-Term Investments or the impact of the Fund’s open positions in derivatives, if any.
**	Common Stock

PERFORMANCE HIGHLIGHTS
	Inception Date	Average Annual Total Return Ended 10/31/2023
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[7]	12/30/2009	11.67%	4.23%	3.67%	4.31%
Class A	12/29/2009	11.27%	3.85%	3.29%	3.92%
Class C7	12/30/2009	10.44%	3.07%	2.52%	3.16%
With Sales Charge
Class A		6.56%	2.94%	2.84%	3.60%
Class C7		9.44%	3.07%	2.52%	3.16%
Index
Morningstar LSTA US Leveraged Loan Index[5,6]		11.92%	4.46%	4.22%	4.90%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 0.72%, 1.11% and 1.85% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement). The expense ratios were 0.61%, 0.98% and 1.73% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers and restatement. The expense ratios for the annual period ended October 31, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Floating Rate Income Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

High Income Bond Fund Commentary (Unaudited)
Neuberger Berman High Income Bond Fund Investor Class generated a 4.03% total return for the fiscal year ended October 31, 2023 (the reporting period), underperforming its benchmark, the ICE BofA U.S. High Yield Constrained Index (the Index), which provided a 5.81% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The high-yield market, as measured by the Index, generated a positive return during the reporting period. A number of factors impacted the overall fixed income market, including elevated and persistent inflation, aggressive rate hikes by the U.S. Federal Reserve Board (Fed), unrest in the regional banking industry and several large international banks, as well as rising geopolitical risk. Despite these headwinds, the U.S. economy was resilient and continued to expand. All told, high-yield credit spreads tightened, and high-yield bond prices rose during the reporting period.
During the reporting period, from a sector perspective on a relative basis versus the Index, security selection within and an overweight to Diversified Financial Services and Building Materials, as well as an underweight to Media-Broadcast, were the best performers. In contrast, security selection within Telecommunications, and Media-Cable, as well as security selection within, and an overweight to Technology & Electronics were the worst performers.
In terms of the Fund's portfolio credit quality on a relative basis versus the Index during the reporting period, security selection within BBB and above, security selection within and an overweight to B, an overweight to not rated, and an underweight to BB rated issuers were the best performers. Conversely, security selection within and an overweight to CCC and below, and security selection within BB and not rated, as well as an overweight to BBB and above rated issuers were the worst performers. Over the reporting period, distressed CCC rated issuers, as measured by the ICE BofA U.S. Distressed High Yield Index, outperformed with a total return of 8.29%. As a result of our disciplined approach, which avoided investing in some of these distressed CCC rated issuers during the reporting period, the Fund’s relative performance was hurt.
The Fund’s use of swap contracts contributed positively to performance during the reporting period.
Looking ahead, we remain constructive on the U.S. high-yield market at current spread levels. In our view, U.S. high-yield valuations and yields are attractive and compensating investors for the around average default outlook by the market. While the economy remains resilient, we believe slowing real demand has helped inflation continue to move downward. In our view, the lagged effects of monetary tightening, higher current interest rates and shifts in consumer behavior are likely to keep pushing inflation toward the Fed’s target range. However, higher interest rates could put more pressure on the consumer and broader economy. As credit dispersion has been on the rise, our analysts remain keenly focused on the specific fundamentals of individual issuers in their coverage, assessing the base and downside cases in the event of a soft-landing or recession. Relatively healthy consumer and business balance sheets and nominal GDP growth should continue to provide support for most issuers’ fundamentals, in our view. While the incoming macroeconomic data and overall credit cycle dynamics can move the high-yield market day-to-day, we remain very focused on industry-specific trends and idiosyncratic risks to individual issuers. We believe our bottom-up, fundamental credit research that focuses on security selection, avoiding credit deterioration, and putting only our "best ideas" into portfolios, will position us well to take advantage of periods of volatility.
Sincerely,
Joe Lind and Christopher Kocinski
Portfolio Co-Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.
The performance of certain rated bonds within the benchmark, as noted above, represent issues that are rated Ba1/BB+ through Ba3/BB-, B1/B+ through B3/B- and Caa1/CCC+ or lower, based on an average of Moody’s, S&P and Fitch, as calculated by ICE BofA. Issues rated Baa3/BBB- and higher are not in the Index.

High Income Bond Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NHINX
Institutional Class	NHILX
Class A	NHIAX
Class C	NHICX
Class R3	NHIRX
Class R6	NRHIX
Class E	NHIEX

PORTFOLIO BY MATURITY DISTRIBUTION
(as a % of Total Investments*)
Less than One Year	0.6%
One to less than Five Years	46.8
Five to less than Ten Years	48.8
Ten Years or Greater	3.8
Total	100.0%

*	Does not include Short-Term Investments or the impact of the Fund’s open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS[8,9]
	Inception Date	Average Annual Total Return Ended 10/31/2023
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[10]	02/01/1992	4.03%	2.15%	2.69%	6.46%
Institutional Class[11]	05/27/2009	4.20%	2.32%	2.84%	6.54%
Class A11	05/27/2009	3.79%	1.89%	2.42%	6.34%
Class C11	05/27/2009	2.88%	1.17%	1.69%	5.99%
Class R3[11]	05/27/2009	3.53%	1.69%	2.19%	6.23%
Class R6[11]	03/15/2013	4.31%	2.45%	2.95%	6.55%
Class E11	01/11/2022	4.86%	2.42%	2.82%	6.51%
With Sales Charge
Class A11		-0.58%	1.01%	1.97%	6.20%
Class C11		1.91%	1.17%	1.69%	5.99%
Index
ICE BofA U.S. High Yield Constrained Index[5,6]		5.81%	2.86%	3.77%	N/A
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 0.88%, 0.71%, 1.13%, 1.86%, 1.37%, 0.61% and 0.58% for Investor Class, Institutional Class, Class A, Class C, Class R3, Class R6 and Class E shares, respectively. The total annual operating expense ratio for Class A includes the class’s repayment of expenses previously reimbursed and/or fees previously waived under the contractual expense limitation by NBIA. The expense ratio for fiscal year 2022 is 0.10% for Class E after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

High Income Bond Fund (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Municipal High Income Fund Commentary (Unaudited)
Neuberger Berman Municipal High Income Fund Institutional Class generated a 0.84% total return for the fiscal year ended October 31, 2023 (the reporting period) and underperformed its benchmark, a blend consisting of 65% Bloomberg Municipal Bond Index and 35% Bloomberg Municipal High Yield Index (collectively, the Index), which provided a 3.11% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The investment-grade municipal (muni) bond market generated a positive return and outperformed the taxable investment-grade bond market during the reporting period. All told, the Bloomberg Municipal Bond Index returned 2.64% for the reporting period, whereas the overall taxable investment-grade bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 0.36%. A number of factors impacted the fixed income market, including elevated and persistent inflation, aggressive rate hikes by the U.S. Federal Reserve Board, unrest in the regional banking industry, and several geopolitical events. Despite several headwinds, the U.S. economy was resilient and continued to expand. All told, both short- and long-term yields moved higher (yields and bond prices generally move in the opposite direction) during the reporting period.
In terms of the Fund’s relative performance versus the Index during the reporting period, revenue bond security selection detracted from returns. In particular, several project-related securities were headwinds for results. An allocation to Puerto Rico Electric Authority bonds also negatively impacted returns. On the upside, duration positioning contributed to performance. Within the investment-grade portion of the portfolio, allocations to securities rated AAA, AA and BBB were beneficial. Finally, the Fund’s exposure to securities issued by the state of Illinois was rewarded, as they were upgraded during the reporting period.
High quality short to intermediate munis ended the reporting period with yields pushing up against 4%. With increased supply and market volatility, munis have cheapened relative to U.S. Treasury securities. In our opinion, for someone in the highest federal tax bracket, 10-year AAA munis have the potential to offer a higher taxable equivalent yield over the comparable Treasury. In volatile and rising rate environments, we believe active management should shine as more selling pressure creates opportunities to add what we  believe to be mispriced securities. In our view, munis are a durable asset class and a good place to be if economic activity slows down more than is currently anticipated.
Sincerely,
James L. Iselin, S. Blake Miller and Eric J. Pelio
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.
The bond ratings noted above represent segments of the Bloomberg Municipal Bond Index and Bloomberg Municipal High Yield Index, which are determined based on the average ratings issued by S&P Global, Moody’s and Fitch.

Municipal High Income Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NMHIX
Class A	NMHAX
Class C	NMHCX

PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Net Assets)
Alabama	1.9%
American Samoa	1.0
Arizona	4.3
Arkansas	1.4
California	8.2
Colorado	4.7
Florida	3.4
Georgia	4.7
Guam	0.6
Hawaii	0.3
Illinois	7.2
Indiana	0.6
Kansas	0.2
Kentucky	2.7
Louisiana	0.9
Maine	1.3
Maryland	0.6
Massachusetts	0.8
Michigan	3.6
Minnesota	1.0
Mississippi	0.4
Missouri	0.9
Montana	1.0
Nevada	0.7
New Hampshire	0.8
New Jersey	1.5
New Mexico	0.8
New York	5.0
Ohio	7.5
Oregon	1.3
Pennsylvania	1.4
Puerto Rico	3.6
South Carolina	1.5
Tennessee	0.6
Texas	12.6
Utah	1.8
Vermont	1.0
West Virginia	3.2
Wisconsin	4.0
Other Assets Less Liabilities	1.0 *
Total	100.0%

*	Includes the impact of the Fund's open positions in derivatives (other than options purchased), if any.

PERFORMANCE HIGHLIGHTS[12]
	Inception Date	Average Annual Total Return Ended 10/31/2023
		1 Year	5 Years	Life of Fund
At NAV
Institutional Class	06/22/2015	0.84%	-0.07%	1.47%
Class A	06/22/2015	0.47%	-0.44%	1.10%
Class C	06/22/2015	-0.28%	-1.16%	0.35%
With Sales Charge
Class A		-3.82%	-1.29%	0.58%
Class C		-1.25%	-1.16%	0.35%
Index
Blended Benchmark*[5,6]		3.11%	1.26%	2.04%
*
Blended benchmark is composed of 65% Bloomberg Municipal Bond Index and 35% Bloomberg Municipal High Yield Index and is rebalanced monthly.
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 0.84%, 1.47% and 3.79% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.53%, 0.91% and 1.65% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal High Income Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.
*
Blended benchmark is composed of 65% Bloomberg Municipal Bond Index and 35% Bloomberg Municipal High Yield Index and is rebalanced monthly.

Municipal Impact Fund Commentary (Unaudited)
Neuberger Berman Municipal Impact Fund Institutional Class generated a 1.11% total return for the fiscal year ended October 31, 2023 (the reporting period) and underperformed its benchmark, the Bloomberg Municipal Bond Index (the Index), which provided a 2.64% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The investment-grade municipal (muni) bond market generated a positive return and outperformed the taxable investment-grade bond market during the reporting period. All told, the Index returned 2.64% for the reporting period, whereas the overall taxable investment-grade bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 0.36%. A number of factors impacted the fixed income market, including elevated and persistent inflation, aggressive rate hikes by the U.S. Federal Reserve Board (Fed), unrest in the regional banking industry, and several geopolitical events. Despite several headwinds, the U.S. economy was resilient and continued to expand. All told, both short- and long-term yields moved higher (yields and bond prices generally move in the opposite direction) during the reporting period.
In terms of the Fund’s relative performance versus the Index during the reporting period, duration positioning detracted from results. Revenue bond security selection was also a headwind for returns. In particular, certain positions in the Housing sector negatively impacted performance. On the upside, general obligation bond security selection contributed to results, led by our exposure to school districts in the state of Michigan.
Looking at portfolio changes during the reporting period, we modestly increased the Fund’s duration in anticipation of the Fed nearing the end of its interest rate hiking cycle. As always, the Fund maintained its exposure to what we believed were projects that were impactful for their communities. We also continued to focus on sustainable issuers with what we view as having best-in-class operations, with managements that make sound financial decisions.
High quality short to intermediate munis ended the reporting period with yields pushing up against 4%. With increased supply and market volatility, munis have cheapened relative to U.S. Treasury securities. In our opinion, for someone in the highest federal tax bracket, 10-year AAA munis have the potential to offer a higher taxable equivalent yield over the comparable Treasury. In volatile and rising rate environments, we believe active management should shine as more selling pressure creates opportunities to add what we believe to be mispriced securities. In our view, munis are a durable asset class and a good place to be if economic activity slows down more than is currently anticipated.
Sincerely,
James L. Iselin, S. Blake Miller and Jeffrey Hunn
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.
The bond ratings noted above represent segments of the Bloomberg Municipal Bond Index, which are determined based on the average ratings issued by S&P Global, Moody’s and Fitch.

Municipal Impact Fund (Unaudited)

TICKER SYMBOLS
Institutional Class	NMIIX
Class A	NIMAX
Class C	NIMCX

PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Net Assets)
Alabama	0.8%
Arkansas	2.7
California	1.4
Colorado	2.2
District of Columbia	0.7
Florida	1.8
Georgia	1.5
Illinois	6.8
Indiana	4.9
Kentucky	9.1
Louisiana	3.7
Maine	0.4
Michigan	13.0
Minnesota	2.0
Missouri	2.8
New Jersey	2.0
New York	11.6
North Carolina	1.1
North Dakota	0.7
Ohio	2.9
Oklahoma	2.2
Pennsylvania	3.7
Puerto Rico	0.6
South Carolina	2.6
Tennessee	1.9
Texas	5.4
Virginia	1.7
Washington	2.1
West Virginia	6.1
Other Assets Less Liabilities	1.6 *
Total	100.0%

*	Includes the impact of the Fund's open positions in derivatives (other than options purchased), if any.

PERFORMANCE HIGHLIGHTS[12,13]
	Inception Date	Average Annual Total Return Ended 10/31/2023
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class	03/11/2013[14]	1.11%	0.59%	1.35%	1.11%
Class A15	06/19/2018	0.81%	0.23%	1.16%	0.93%
Class C15	06/19/2018	0.05%	-0.52%	0.75%	0.55%
With Sales Charge
Class A15		-3.49%	-0.64%	0.72%	0.52%
Class C15		-0.94%	-0.52%	0.75%	0.55%
Index
Bloomberg Municipal Bond Index[5,6]		2.64%	1.00%	2.12%	1.77%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 0.81%, 3.06%, and 6.71% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.43%, 0.80% and 1.55% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Impact Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Municipal Intermediate Bond Fund Commentary (Unaudited)
Neuberger Berman Municipal Intermediate Bond Fund Investor Class generated a 2.29% total return for the fiscal year ended October 31, 2023 (the reporting period) and outperformed its benchmark, the Bloomberg 7-Year General Obligation (G.O.) Index (the Index), which provided a 1.87% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The investment-grade municipal (muni) bond market generated a positive return and outperformed the taxable investment-grade bond market during the reporting period. All told, the Bloomberg Municipal Bond Index returned 2.64% for the reporting period, whereas the overall taxable investment-grade bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 0.36%. A number of factors impacted the fixed income market, including elevated and persistent inflation, aggressive rate hikes by the U.S. Federal Reserve Board (Fed), unrest in the regional banking industry, and several geopolitical events. Despite several headwinds, the U.S. economy was resilient and continued to expand. All told, both short- and long-term yields moved higher (yields and bond prices generally move in the opposite direction) during the reporting period.
In terms of the Fund’s relative performance versus the Index during the reporting period, an overweight to bonds rated BBB and below was beneficial, as these higher yielding securities outperformed the Index. G.O. security selection was also beneficial. In particular, the Fund’s exposure to securities issued by the state of Illinois was rewarded, as they were upgraded during the reporting period. On the downside, yield curve positioning was a small detractor from performance.
Looking at portfolio changes during the reporting period, we modestly increased the Fund’s duration in anticipation of the Fed nearing the end of its interest rate hiking cycle.
High quality short to intermediate munis ended the reporting period with yields pushing up against 4%. With increased supply and market volatility, munis have cheapened relative to U.S. Treasury securities. In our opinion, for someone in the highest federal tax bracket, 10-year AAA munis have the potential to offer a higher taxable equivalent yield over the comparable Treasury. In volatile and rising rate environments, we believe active management should shine as more selling pressure creates opportunities to add what we believe to be mispriced securities. In our view, munis are a durable asset class and a good place to be if economic activity slows down more than is currently anticipated.
Sincerely,
James L. Iselin and S. Blake Miller
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.
The bond ratings noted above represent segments of the Bloomberg 7-Year General Obligation (G.O.) Index, which are determined based on the average ratings issued by S&P Global, Moody’s and Fitch.

Municipal Intermediate Bond Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NMUIX
Institutional Class	NMNLX
Class A	NMNAX
Class C	NMNCX

PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Net Assets)
Alabama	1.8%
Arizona	1.6
Arkansas	0.6
California	6.7
Colorado	0.9
Connecticut	0.2
Delaware	1.8
District of Columbia	2.5
Florida	3.4
Georgia	3.1
Illinois	13.2
Indiana	2.0
Iowa	1.5
Kansas	0.8
Kentucky	1.6
Louisiana	2.1
Maryland	0.8
Massachusetts	0.8
Michigan	1.8
Minnesota	0.2
Mississippi	0.6
Missouri	0.9
Nebraska	3.9
Nevada	0.3
New Jersey	3.4
New York	12.8
North Carolina	1.1
Ohio	0.8
Oklahoma	0.9
Pennsylvania	11.0
Puerto Rico	0.5
South Carolina	1.9
Tennessee	0.6
Texas	2.5
Utah	3.5
Virginia	0.5
Washington	2.4
West Virginia	1.9
Wisconsin	4.0
Liabilities Less Other Assets	(0.9)*
Total	100.0%

*	Includes the impact of the Fund's open positions in derivatives (other than options purchased), if any.

PERFORMANCE HIGHLIGHTS[12]
	Inception Date	Average Annual Total Return Ended 10/31/2023
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	07/09/1987	2.29%	0.56%	1.37%	3.99%
Institutional Class[16]	06/21/2010	2.44%	0.71%	1.52%	4.05%
Class A16	06/21/2010	2.06%	0.34%	1.14%	3.90%
Class C16	06/21/2010	1.30%	-0.39%	0.39%	3.62%
With Sales Charge
Class A16		-2.26%	-0.52%	0.70%	3.78%
Class C16		0.30%	-0.39%	0.39%	3.62%
Index
Bloomberg 7-Year G.O. Index[5,6]		1.87%	1.31%	1.75%	4.78%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 0.67%, 0.46%, 0.96% and 1.79% for Investor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.45%, 0.30%, 0.67% and 1.42% for Investor Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Intermediate Bond Fund (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Short Duration Bond Fund Commentary (Unaudited)
Neuberger Berman Short Duration Bond Fund Investor Class generated a 4.62% total return for the fiscal year ended October 31, 2023 (the reporting period) and outperformed its benchmark, the Bloomberg 1–3 Year U.S. Government/Credit Bond Index (the Index), which provided a 3.23% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The overall investment-grade taxable fixed income market posted a modest gain during the reporting period. A number of factors impacted the market, including elevated and persistent inflation, aggressive rate hikes by the U.S. Federal Reserve Board (Fed), unrest in the regional banking industry, and several geopolitical events. Despite several headwinds, the U.S. economy was resilient and continued to expand. All told, both short- and long-term yields moved higher (yields and bond prices generally move in the opposite direction) and U.S. credit spreads were mixed during the reporting period.
The largest contributor to the Fund’s performance during the reporting period was its exposure to investment-grade corporate bonds. Security selection within the industrials sector was the most beneficial, led by our technology, media, and telecom (TMT) positions. Within the financial sector, our bank holdings added the most value. Elsewhere, an allocation to structured products, including credit risk transfers (CRT), asset-backed securities (ABS), commercial mortgage-backed securities (CMBS) and agency passthroughs all contributed to performance. An allocation to non-investment grade corporates was additive as well. On the downside, duration positioning detracted from returns. In particular, having a longer duration than the Index was not rewarded as rates moved higher.
The Fund’s aggregate use of futures and swap contracts detracted from performance during the reporting period.
We made several adjustments to the Fund’s sector positioning over the reporting period. We increased its allocations to CRT, ABS and agency passthroughs, while reducing its allocation to U.S. Treasury securities. We also increased the Fund’s duration, given our anticipation that the Fed was done or close to done raising interest rates.
Coming into 2023, many anticipated a dramatically slowing economy that would lead to progress on inflation and eventually cause central banks to pull back on monetary tightening. However, such expectations underestimated the overhang of COVID-era stimulus and U.S. spending tied to climate and infrastructure. Flush with excess savings and willing to utilize credit, consumers have continued to spend at a robust pace, moving from goods purchases to services and travel. Corporate earnings, although down, have been far more resilient than many expected.  Meanwhile inflation has made an encouraging move downward, but still remains well above target. This has reshuffled expectations around the Fed’s policy stance, resulting in an upward shift in longer-term yields over the past few months. There are signs of fragility, however. In the U.S., consumers appear to be hitting their limit, as savings are depleted, federal student loan payments resume, and credit card balances become overstuffed. The industrial economy, meanwhile, seems ready to rebound given the demand for re-shoring and infrastructure spending.  From a policy perspective, we believe the Fed is generally close to done on raising interest rates. However, a slower but still resilient U.S. economy and structural constraints on inflation are likely to keep us in a "higher for longer" rate environment, in our view, as the central bank waits to see the lagging impacts of aggressive tightening.
Sincerely,
Michael Foster, Matthew McGinnis, Ashok Bhatia and David M. Brown
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration Bond Fund (Unaudited)

TICKER SYMBOLS
Investor Class	NSBIX
Trust Class	NSBTX
Institutional Class	NSHLX
Class A	NSHAX
Class C	NSHCX

PORTFOLIO BY INVESTMENT TYPE
(as a % of Total Net Assets)
Asset-Backed Securities	17.4%
Corporate Bonds	46.8
Loan Assignments	2.1
Mortgage-Backed Securities	28.0
Short-Term Investments	5.4
Other Assets Less Liabilities	0.3 *
Total	100.0%

*	Includes the impact of the Fund's open positions in derivatives (other than options purchased), if any.

PERFORMANCE HIGHLIGHTS[17]
	Inception Date	Average Annual Total Return Ended 10/31/2023
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/09/1986	4.62%	1.38%	0.95%	3.63%
Trust Class[18]	08/30/1993	4.50%	1.27%	0.85%	3.56%
Institutional Class[18]	06/21/2010	4.98%	1.61%	1.16%	3.71%
Class A18	06/21/2010	4.43%	1.20%	0.78%	3.57%
Class C18	06/21/2010	3.65%	0.47%	0.02%	3.29%
With Sales Charge
Class A18		1.82%	0.68%	0.53%	3.50%
Class C18		2.65%	0.47%	0.02%	3.29%
Index
Bloomberg 1-3 Year U.S. Government/Credit Bond Index[5,6]		3.23%	1.25%	1.03%	4.26%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 0.83%, 0.98%, 0.60%, 0.99% and 1.74% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any).The expense ratios were 0.55%, 0.65%, 0.35%, 0.72% and 1.47% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ended October 31, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 2.50% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration Bond Fund (Unaudited)
COMPARISON OF A $10,000 INVESTMENT

This graph shows the change in value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Investor Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Strategic Income Fund Commentary (Unaudited)
Neuberger Berman Strategic Income Fund Institutional Class delivered a 4.58% total return for the fiscal year ended October 31, 2023 (the reporting period), outperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index (the Index), which provided a 0.36% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)
The taxable investment-grade fixed income market, as measured by the Index, posted a modest gain during the reporting period. A number of factors impacted the market, including the evolving inflation picture, ongoing interest rate hikes by the U.S. Federal Reserve Board (Fed), unrest in the regional banking industry, and several geopolitical events. Despite headwinds, the U.S. economy was surprisingly resilient and continued to expand. All told, short-, intermediate- and long-term Treasury yields moved higher (yields and bond prices generally move in the opposite direction) and credit spreads were mixed during the reporting period.
Over the reporting period, the Fund’s duration and yield curve positioning, allocations to securitized credit and high yield bonds, and security selection in investment-grade credit and agency mortgage-backed securities (MBS) were the largest contributors to relative performance. Allocations to municipal bonds and emerging markets debt were secondary contributors. The Fund’s underweight exposure to investment-grade credit, overweight exposure to agency MBS, and exposure to financial hybrids were the primary detractors from relative performance.
The Fund’s aggregate use of futures, swap, forward foreign currency, bond forward and option contracts contributed positively to performance during the reporting period.
We made some relative value positioning adjustments during the reporting period. We realized profits and reduced exposure to investment-grade and high yield corporate credit and increased our exposure to agency MBS. Looking ahead, we plan to favor a quality bias as a way to defend against potential economic weakness and will continue to dynamically manage the Fund’s rate positioning.
Coming into 2023, many anticipated a dramatically slowing economy that would lead to progress on inflation and eventually cause central banks to pull back on monetary tightening. However, such expectations underestimated the overhang of COVID-era stimulus and U.S. spending tied to climate and infrastructure. Flush with excess savings and willing to utilize credit, consumers have continued to spend at a robust pace, moving from goods purchases to services and travel. Corporate earnings, although down, have been far more resilient than many expected.  Meanwhile inflation has made an encouraging move downward but remains well above target. This has reshuffled expectations around the Fed’s policy stance, resulting in an upward shift in longer-term yields over the past few months. There are signs of fragility, however. In the U.S., consumers appear to be hitting their limit, as savings are depleted, federal student loan payments resume, and credit card balances become overstuffed. The industrial economy, meanwhile, seems ready to rebound given the demand for re-shoring and infrastructure spending. From a policy perspective, we believe the Fed is generally close to done on raising interest rates. However, a slower but still resilient U.S. economy and structural constraints on inflation are likely to keep us in a "higher for longer" rate environment, in our view, as the central bank waits to see the lagging impacts of aggressive tightening.
Sincerely,
Thanos Bardas, Ashok Bhatia, David M. Brown and Brad Tank
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Strategic Income Fund (Unaudited)

TICKER SYMBOLS
Trust Class	NSTTX
Institutional Class	NSTLX
Class A	NSTAX
Class C	NSTCX
Class R6	NRSIX

PORTFOLIO BY INVESTMENT TYPE
(as a % of Total Net Assets)
Asset-Backed Securities	8.1%
Closed-End Funds	0.0
Common Stocks	0.0
Convertible Bonds	0.0
Corporate Bonds	28.3
Exchange-Traded Funds	1.8
Foreign Government Securities	3.9
Loan Assignments	0.0
Mortgage-Backed Securities	61.7
Municipal Notes	0.8
U.S. Government Agency Securities	0.1
U.S. Treasury Obligations	6.6
Short-Term Investments	3.9
Liabilities Less Other Assets	(15.2)*
Total	100.0%

*	Includes the impact of the Fund's open positions in derivatives (other than options purchased), if any.

PERFORMANCE HIGHLIGHTS[19]
	Inception Date	Average Annual Total Return Ended 10/31/2023
		1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class[20]	04/02/2007	4.22%	1.57%	2.03%	4.91%
Institutional Class	07/11/2003	4.58%	1.91%	2.38%	5.20%
Class A20	12/20/2007	4.19%	1.51%	1.98%	4.88%
Class C20	12/20/2007	3.44%	0.80%	1.26%	4.30%
Class R6[20]	03/15/2013	4.68%	2.01%	2.46%	5.25%
With Sales Charge
Class A20		-0.25%	0.64%	1.54%	4.66%
Class C20		2.45%	0.80%	1.26%	4.30%
Index
Bloomberg U.S. Aggregate Bond Index[5,6]		0.36%	-0.06%	0.88%	2.73%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by NBIA) will decrease the class’s returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the total annual operating expense ratios for fiscal year 2022 were 1.00%, 0.61%, 1.00%, 1.73% and 0.51% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.95%, 0.60%, 1.00%, 1.70% and 0.50% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for Class A includes the class’s repayment of expenses previously reimbursed and/or fees previously waived under the contractual expense limitation by NBIA. The expense ratios for the annual period ended October 31, 2023, can be found in the Financial Highlights section of this report.
Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1.00%, which is reduced to 0% after 1 year. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Strategic Income Fund (Unaudited)
COMPARISON OF A $1,000,000 INVESTMENT
(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund’s inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes (Unaudited)

1
The Fund had a different goal, to maximize total return through a combination of income and capital appreciation, and investment strategy, which did not include investments in derivatives and non-U.S. dollar denominated securities, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

2
The performance information for periods prior to June 13, 2005, is that of the Fund’s predecessor, Ariel
Premier Bond Fund ("Ariel Fund"). The investment policies, guidelines and restrictions of the Fund are in all material respects equivalent to those of Ariel Fund. Returns would have been lower if Ariel Fund’s manager had not waived certain of its fees during these periods.

3
The performance information for Institutional Class is that of Ariel Fund Institutional Class for the period
October 1, 1995 (inception date) through June 10, 2005. The performance information for Investor Class is that of Ariel Fund Institutional Class for the period October 1, 1995 through January 31, 1997 (the period prior to the Investor Class’ inception date), and that of Ariel Fund Investor Class for the period February 1,
1997 through June 10, 2005. Ariel Fund Institutional Class had lower expenses and typically higher returns than Ariel Fund Investor Class.

4
The performance information for Class A, Class C and Class R6 prior to the classes’ inception date is that of the Institutional Class of Neuberger Berman Core Bond Fund (please see Endnote 3). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A and Class C. The Institutional Class has higher expenses and typically lower returns than Class R6.

5
Please see "Glossary of Indices" on page 33 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("NBIA") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

6	The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.
7
The performance information for Institutional Class and Class C prior to the classes’ inception date is that of Class A of Neuberger Berman Floating Rate Income Fund. The performance information (at NAV) of
Class A has been adjusted to reflect the appropriate sales charge applicable to Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees).
Class A has higher expenses and typically lower returns (at NAV) than Institutional Class. Class A has lower expenses and typically higher returns (at NAV) than Class C.

8
The performance information for the period April 1, 1996 through September 6, 2002, is that of the Fund’s predecessor, Lipper High Income Bond Fund ("Lipper Fund"), and the performance information for the period February 1, 1992 through March 31, 1996, is that of Lipper Fund’s predecessor partnership. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of Lipper Fund, and the investment policies, objectives, guidelines and restrictions of Lipper Fund were in all material respects equivalent to those of its predecessor partnership. As mutual funds registered under the Investment Company Act of 1940, as amended ("1940 Act"), the Fund is, and Lipper Fund was, subject to certain restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended
("Code"), to which Lipper Fund’s predecessor partnership was not subject. Had Lipper Fund’s predecessor partnership been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the
Code, its investment performance may have been adversely affected. Returns would have been lower if
Lipper Fund’s manager had not waived certain of its fees during these periods.

Endnotes (Unaudited)  (cont’d)
9	The Fund’s policies limited its ability to invest in bonds rated below "B" prior to July 6, 2006. Its performance prior to that date might have been different if current policies had been in effect.
10
The performance information for Investor Class is that of Lipper Fund Premier Class for the period April 1,
1996 through September 6, 2002, and that of Lipper Fund’s predecessor partnership for the period
February 1, 1992 (inception date) through March 31, 1996 (please see Endnote 8).

11
The performance information for Institutional Class, Class A, Class C, Class R3, Class R6 and Class E prior to the classes’ respective inception dates is that of the Investor Class of Neuberger Berman High Income Bond
Fund (please see Endnote 10). The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C and Class R3. The Investor Class has higher expenses and typically lower returns than Institutional Class, Class R6 and Class E.

12	A portion of the Fund’s income may be a tax preference item for purposes of the federal alternative minimum tax for certain shareholders.
13
The Fund had a different goal and different principal investment strategies, which included a policy to invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from New York State and New York City personal income taxes and invest in only investment grade securities, prior to June 16, 2018. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

14	This date reflects when NBIA first became the investment manager to the Fund.
15
The performance information for Class A and Class C prior to the classes’ inception date is that of the
Institutional Class of Neuberger Berman Municipal Impact Fund (formerly, Neuberger Berman New York
Municipal Income Fund). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional
Class has lower expenses and typically higher returns than Class A and Class C.

16
The performance information for Institutional Class, Class A and Class C prior to the classes’ inception date is that of the Investor Class of Neuberger Berman Municipal Intermediate Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to
Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C. The Investor Class has higher expenses and typically lower returns than
Institutional Class.

17
The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

18
The performance information for Trust Class, Institutional Class, Class A and Class C prior to the classes’
respective inception dates is that of the Investor Class of Neuberger Berman Short Duration Bond Fund. The
performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

Endnotes (Unaudited)  (cont’d)
19
The Fund had a different goal, to maximize income without undue risk to principal, and investment strategy, which included managing assets by an asset allocation committee, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

20
The performance information for Trust Class, Class A, Class C and Class R6 prior to the classes’ respective inception dates is that of the Institutional Class of Neuberger Berman Strategic Income Fund. The
performance information of the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Institutional Class has
higher expenses and typically lower returns than Class R6.

For more complete information on any of the Neuberger Berman Income Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices (Unaudited)

Bloomberg 7-Year General Obligation (G.O.) Index:
The index is the 7-year (6-8 years to maturity) component of the Bloomberg G.O.
Index. The Bloomberg G.O. Index measures the investment grade, U.S.
dollar-denominated, long-term, tax-exempt state and local general obligation bond market. Effective August 24, 2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

Bloomberg U.S. Aggregate Bond Index:
The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency). Effective August 24,
2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

Bloomberg Municipal Bond Index:
The index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least
$75 million. The bonds must be fixed rate, have a dated date after December 31,
1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. Effective August 24, 2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

Bloomberg Municipal High Yield Index:
The index measures the performance of the high yield municipal bond market. To be included in the index, bonds must be rated non-investment-grade (Ba1/BB+ or lower)
by at least two of the following ratings agencies: Moody’s, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be non-investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark. Effective August 24, 2021 all
Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

65% Bloomberg Municipal Bond Index and 35% Bloomberg Municipal High Yield Index:
The blended index is composed of 65% Bloomberg Municipal Bond Index and 35%
Bloomberg Municipal High Yield Index (both described above) and is rebalanced monthly. Effective August 24, 2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

Bloomberg 1-3 Year U.S. Government/Credit Bond Index:
The index is the 1-3 year component of the Bloomberg U.S. Government/Credit Index.
The Bloomberg U.S. Government/Credit Index is the non-securitized component of the Bloomberg U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt guaranteed by the U.S. government) and investment grade corporate securities.
Effective August 24, 2021 all Bloomberg Barclays fixed income indices were rebranded as "Bloomberg indices".

Glossary of Indices (Unaudited) (cont’d)
ICE BofA U.S. High Yield Constrained Index:
The index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and
Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%. Transaction costs are incorporated into the calculation of total return for ICE fixed income indices beginning in July 2022.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified:
The index tracks the performance of U.S. dollar-denominated corporate emerging market bonds, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger corporate debt stocks by including only specified portions of those countries’ eligible current face amounts of debt outstanding. Effective March 31, 2022, Russia and
Belarus were excluded from the J.P. Morgan fixed income indices. The index market value for all Russian and Belarus debt was set to zero, reflecting a total return loss due to market disruption.

J.P. Morgan Emerging Markets Bond Index (EMBI)—Global Diversified:
The index tracks the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities (Brady bonds, loans and
Eurobonds), including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index captures a broad, comprehensive universe of emerging market issues. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger debt stocks by including only specified portions of those countries’ eligible current face amounts of debt outstanding. Effective March 31,
2022, Russia and Belarus were excluded from the J.P. Morgan fixed income indices.
The index market value for all Russian and Belarus debt was set to zero, reflecting a total return loss due to market disruption.

J.P. Morgan Government Bond Index (GBI)—Emerging Markets Global Diversified:
The index tracks the performance of local currency denominated bonds issued by emerging market governments, including emerging market countries from Asia,
Europe, Latin America and the Middle East/Africa. The Global version of the index includes only countries that are accessible by most of the international investor base, while countries with explicit capital controls are excluded. The Diversified version of the index is market capitalization-weighted, with a maximum weight to a country capped at 10%. Effective March 31, 2022, Russia and Belarus were excluded from the
J.P. Morgan fixed income indices. The index market value for all Russian and Belarus debt was set to zero, reflecting a total return loss due to market disruption.

50% J.P. Morgan GBI—Emerging Markets Global Diversified, 25% J.P. Morgan EMBI—Global Diversified, and 25% J.P. Morgan CEMBI—Diversified:
The blended index is composed of 50% J.P. Morgan GBI—Emerging Markets Global
Diversified, 25% J.P. Morgan EMBI—Global Diversified, and 25% J.P. Morgan
CEMBI—Diversified (all described above) and is rebalanced monthly. Effective
March 31, 2022, Russia and Belarus were excluded from the J.P. Morgan fixed income indices. The index market value for all Russian and Belarus debt was set to zero, reflecting a total return loss due to market disruption.

Morningstar LSTA US Leveraged Loan Index:
The index is a market-value weighted index designed to measure the performance of the US leveraged loan market. The starting universe consists of senior secured, USD denominated syndicated term leveraged loans with a minimum initial term of one year, a minimum initial spread of base rate (LIBOR/SOFR) plus 125 basis points, and a minimum initial issue size of $50 million. The index is rebalanced on a weekly basis every Friday. The index was renamed from S&P/LSTA Leveraged Loan Index to
Morningstar LSTA US Leveraged Loan Index effective 8/29/2022.

Information About Your Fund’s Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.
This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2023 and held for the entire period. The table illustrates each Fund’s costs in two ways:
Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund’s actual performance during the period indicated.
You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled
"Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)
Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid During the Period(1) 5/1/23 – 10/31/23	Expense Ratio	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Expenses Paid During the Period(2) 5/1/23 – 10/31/23	Expense Ratio
Core Bond Fund
Investor Class	$1,000.00	$933.40	$3.80	0.78%	$1,000.00	$1,021.27	$3.97	0.78%
Institutional Class	$1,000.00	$936.50	$1.85	0.38%	$1,000.00	$1,023.29	$1.94	0.38%
Class A	$1,000.00	$934.30	$3.80	0.78%	$1,000.00	$1,021.27	$3.97	0.78%
Class C	$1,000.00	$930.90	$7.45	1.53%	$1,000.00	$1,017.49	$7.78	1.53%
Class R6	$1,000.00	$936.00	$1.37	0.28%	$1,000.00	$1,023.79	$1.43	0.28%
Emerging Markets Debt Fund
Institutional Class	$1,000.00	$981.20	$3.90	0.78%	$1,000.00	$1,021.27	$3.97	0.78%
Class A	$1,000.00	$980.80	$5.74	1.15%	$1,000.00	$1,019.41	$5.85	1.15%
Class C	$1,000.00	$977.10	$9.47	1.90%	$1,000.00	$1,015.63	$9.65	1.90%
Floating Rate Income Fund
Institutional Class	$1,000.00	$1,054.40	$3.11	0.60%	$1,000.00	$1,022.18	$3.06	0.60%
Class A	$1,000.00	$1,051.30	$5.02	0.97%	$1,000.00	$1,020.32	$4.94	0.97%
Class C	$1,000.00	$1,048.50	$8.88	1.72%	$1,000.00	$1,016.53	$8.74	1.72%
High Income Bond Fund
Investor Class	$1,000.00	$999.00	$4.38	0.87%	$1,000.00	$1,020.82	$4.43	0.87%
Institutional Class	$1,000.00	$999.80	$3.58	0.71%	$1,000.00	$1,021.63	$3.62	0.71%
Class A	$1,000.00	$997.80	$5.59	1.11%	$1,000.00	$1,019.61	$5.65	1.11%
Class C	$1,000.00	$992.80	$9.29	1.85%	$1,000.00	$1,015.88	$9.40	1.85%
Class R3	$1,000.00	$996.60	$6.84	1.36%	$1,000.00	$1,018.35	$6.92	1.36%
Class R6	$1,000.00	$1,000.30	$3.08	0.61%	$1,000.00	$1,022.13	$3.11	0.61%
Class E	$1,000.00	$1,001.60	$0.40	0.08%	$1,000.00	$1,024.80	$0.41	0.08%
Municipal High Income Fund
Institutional Class	$1,000.00	$941.20	$2.45	0.50%	$1,000.00	$1,022.68	$2.55	0.50%
Class A	$1,000.00	$940.50	$4.26	0.87%	$1,000.00	$1,020.82	$4.43	0.87%
Class C	$1,000.00	$936.00	$7.91	1.62%	$1,000.00	$1,017.04	$8.24	1.62%
Municipal Impact Fund
Institutional Class	$1,000.00	$958.80	$2.12	0.43%	$1,000.00	$1,023.04	$2.19	0.43%
Class A	$1,000.00	$957.10	$3.95	0.80%	$1,000.00	$1,021.17	$4.08	0.80%
Class C	$1,000.00	$953.50	$7.63	1.55%	$1,000.00	$1,017.39	$7.88	1.55%
Municipal Intermediate Bond Fund
Investor Class	$1,000.00	$964.70	$2.23	0.45%	$1,000.00	$1,022.94	$2.29	0.45%
Institutional Class	$1,000.00	$965.40	$1.49	0.30%	$1,000.00	$1,023.69	$1.53	0.30%
Class A	$1,000.00	$964.50	$3.32	0.67%	$1,000.00	$1,021.83	$3.41	0.67%
Class C	$1,000.00	$960.90	$7.02	1.42%	$1,000.00	$1,018.05	$7.22	1.42%
Short Duration Bond Fund
Investor Class	$1,000.00	$1,005.50	$2.73	0.54%	$1,000.00	$1,022.48	$2.75	0.54%
Trust Class	$1,000.00	$1,004.00	$3.23	0.64%	$1,000.00	$1,021.98	$3.26	0.64%
Institutional Class	$1,000.00	$1,006.50	$1.72	0.34%	$1,000.00	$1,023.49	$1.73	0.34%
Class A	$1,000.00	$1,005.20	$3.59	0.71%	$1,000.00	$1,021.63	$3.62	0.71%
Class C	$1,000.00	$999.90	$7.36	1.46%	$1,000.00	$1,017.85	$7.43	1.46%
Strategic Income Fund
Trust Class	$1,000.00	$966.90	$4.66	0.94%	$1,000.00	$1,020.47	$4.79	0.94%
Institutional Class	$1,000.00	$967.60	$2.93	0.59%	$1,000.00	$1,022.23	$3.01	0.59%
Class A	$1,000.00	$966.80	$4.81	0.97%	$1,000.00	$1,020.32	$4.94	0.97%
Class C	$1,000.00	$963.20	$8.36	1.69%	$1,000.00	$1,016.69	$8.59	1.69%
Class R6	$1,000.00	$968.00	$2.43	0.49%	$1,000.00	$1,022.74	$2.50	0.49%

(1)
For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

Expense Example (Unaudited)  (cont’d)
Neuberger Berman Income Funds
(2)
Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

Legend October 31, 2023 (Unaudited)
Neuberger Berman Income Funds
Benchmarks:
BBR-FRA	= New Zealand Bank Bill Rate
BUBOR	= Budapest Interbank Offered Rate
CDOR	= Canadian Dollar Offered Rate
CETIP	= Overnight Brazil Interbank Deposit Rate
CLICP	= Sinacofi Chile Interbank Rate Average
CNRR007	= China Fixing Rate Repo Rates 7 Day
CORRA	= Canadian Overnight Repo Rate Average
CPTFEMU	= Eurostat Eurozone Harmonised Indices of Consumer Prices Ex Tobacco Unrevised Series NSA
EURIBOR	= Euro Interbank Offered Rate
EUROSTR	= Euro Short Term Rate
FRCPXTOB	= France Consumer Price Index Ex Tobacco
IBRCOL	= Colombia Overnight Interbank Reference Rate
JIBAR	= Johannesburg Interbank Average Rate
LIBOR	= London Interbank Offered Rate
MIBOR	= Mumbai Interbank Offered Rate
PRIBOR	= Prague Interbank Offered Rate
SOFR	= Secured Overnight Financing Rate
SONIA	= Sterling Overnight Index Average
TIIE	= Mexican Interbank Equilibrium Interest Rate
WIBOR	= Poland Warsaw Interbank Offered Rate
Clearinghouses:
CME	= CME Group, Inc.
ICE CC	= ICE Clear Credit LLC
LCH	= LCH Clearnet Limited
Counterparties:
BCB	= Barclays Bank PLC
BNP	= BNP Paribas SA
CITI	= Citibank, N.A.
DB	= Deutsche Bank AG
GSI	= Goldman Sachs International
HSBC	= HSBC Bank plc
JPM	= JPMorgan Chase Bank N.A.
MS	= Morgan Stanley Capital Services LLC
SCB	= Standard Chartered Bank
SG	= Societe Generale
SSB	= State Street Bank and Trust Company
Index Periods/Payment Frequencies:
1D	= 1 Day
7D	= 7 Days
28D	= 28 Days
3M	= 3 Months
6M	= 6 Months
1Y	= 1 Year
T	= Termination

Legend October 31, 2023 (Unaudited) (cont’d)
Non-Deliverable Forward Contracts:
BRL	= Brazilian Real
CLP	= Chilean Peso
COP	= Colombian Peso
EGP	= Egyptian Pound
IDR	= Indonesian Rupiah
KRW	= South Korean Won
KZT	= Kazakhstani Tenge
MYR	= Malaysian Ringgit
PEN	= Peruvian Nuevo Sol
PHP	= Philippine Peso
TWD	= Taiwan Dollar
Other Abbreviations:
CJSC	= Closed Joint Stock Company
JSC	= Joint Stock Company
Management or NBIA	= Neuberger Berman Investment Advisers LLC
PJSC	= Public Joint Stock Company
Currency Abbreviations:
BRL	= Brazilian Real
CAD	= Canadian Dollar
CLP	= Chilean Peso
CNH(a)	= Chinese Yuan Renminbi
CNY(a)	= Chinese Yuan Renminbi
COP	= Colombian Peso
CZK	= Czech Koruna
DKK	= Denmark Krone
DOP	= Dominican Peso
EGP	= Egyptian Pound
EUR	= Euro
GBP	= Pound Sterling
GHS	= Ghanaian Cedi
HUF	= Hungarian Forint
IDR	= Indonesian Rupiah
ILS	= Israel Shekel
INR	= Indian Rupee
KRW	= South Korean Won
KZT	= Kazakhstani Tenge
MXN	= Mexican Peso
MYR	= Malaysia Ringgit
NZD	= New Zealand Dollar
PEN	= Peruvian Nuevo Sol
PHP	= Philippine Peso
PLN	= Polish Zloty
RON	= Romanian New Leu
RSD	= Serbia Dinar
SGD	= Singapore Dollar
THB	= Thai Baht
TRY	= Turkish Lira

Legend October 31, 2023 (Unaudited) (cont’d)
Currency Abbreviations (cont’d):
TWD	= Taiwan Dollar
UGX	= Ugandan Shilling
USD	= United States Dollar
UYU	= Uruguayan Peso
ZAR	= South African Rand
ZMW	= Zambian Kwacha
(a)
There is one official currency held in China, the Chinese Yuan Renminbi. CNY is traded onshore, in mainland China and CNH is traded offshore, mainly in the Hong Kong market, each at a different exchange rate.

Schedule of Investments Core Bond Fund^
October 31, 2023

Principal Amount		Value
U.S. Treasury Obligations 15.7%
$6,240,000	U.S. Treasury Bills, 5.25%, due 12/14/2023	$6,200,553 (a)
	U.S. Treasury Bonds
3,170,000	3.50%, due 2/15/2039	2,620,822
8,290,000	3.75%, due 8/15/2041 - 11/15/2043	6,789,253
2,500,000	4.00%, due 11/15/2042	2,119,336
5,755,000	3.88%, due 2/15/2043	4,784,743
6,005,000	3.38%, due 5/15/2044 - 11/15/2048	4,495,822
5,925,000	3.13%, due 8/15/2044 - 5/15/2048	4,209,892
1,700,000	3.00%, due 2/15/2047 - 2/15/2049	1,181,102
	U.S. Treasury Notes
3,960,000	2.75%, due 11/15/2023	3,955,983
9,150,000	4.38%, due 8/15/2026	9,019,184
18,090,000	4.13%, due 9/30/2027 - 10/31/2027	17,602,549
21,080,000	3.88%, due 11/30/2027 - 9/30/2029	20,039,929
6,535,000	0.75%, due 1/31/2028	5,511,864
4,735,000	3.13%, due 11/15/2028	4,366,003
3,600,000	3.50%, due 1/31/2030	3,325,359
Total U.S. Treasury Obligations (Cost $103,181,308)		96,222,394
U.S. Government Agency Securities 0.7%
	Federal Home Loan Banks
1,160,000	5.50%, due 7/15/2036	1,184,592
1,585,000	4.00%, due 6/30/2028	1,515,875
1,985,000	Federal National Mortgage Association Principal Strips, 0.00%, due 7/15/2037	930,679 (b)
700,000	Tennessee Valley Authority, 5.25%, due 9/15/2039	659,259
Total U.S. Government Agency Securities (Cost $5,126,837)		4,290,405

Mortgage-Backed Securities 41.5%
Collateralized Mortgage Obligations 6.0%
	Angel Oak Mortgage Trust
113,840	Series 2019-6, Class A1, 2.62%, due 11/25/2059	108,928 (c)(d)
861,654	Series 2021-3, Class A1, 1.07%, due 5/25/2066	699,161 (c)(d)
122,345	Series 2022-5, Class A1, 4.50%, due 5/25/2067	112,547 (c)(e)
366,638	Ellington Financial Mortgage Trust, Series 2022-1, Class A1, 2.21%, due 1/25/2067	292,184 (c)(d)
	Federal Home Loan Mortgage Corp. REMICS
1,367,707	Series 4018, Class HS, (6.34% - 30 day USD SOFR Average), 1.02%, due 3/15/2042	128,731 (f)(g)
705,912	Series 4120, Class SV, (6.04% - 30 day USD SOFR Average), 0.72%, due 10/15/2042	57,911 (f)(g)
897,256	Series 4159, Class KS, (6.04% - 30 day USD SOFR Average), 0.72%, due 1/15/2043	77,402 (f)(g)
555,629	Series 4385, Class IA, 4.50%, due 9/15/2044	112,276 (g)
1,195,472	Series 4572, Class SA, (5.94% - 30 day USD SOFR Average), 0.62%, due 4/15/2046	93,895 (f)(g)
1,040,100	Series 4623, Class MS, (5.89% - 30 day USD SOFR Average), 0.57%, due 10/15/2046	76,932 (f)(g)
4,021,063	Series 5013, Class ID, 3.00%, due 9/25/2050	559,250 (g)
	Federal Home Loan Mortgage Corp. STACR REMIC Trust
633,049	Series 2021-DNA7, Class M1, (30 day USD SOFR Average + 0.85%), 6.17%, due 11/25/2041	628,632 (c)(f)
1,100,000	Series 2021-DNA7, Class M2, (30 day USD SOFR Average + 1.80%), 7.12%, due 11/25/2041	1,080,428 (c)(f)
1,478,000	Series 2022-DNA2, Class M1B, (30 day USD SOFR Average + 2.40%), 7.72%, due 2/25/2042	1,480,766 (c)(f)
1,448,000	Series 2022-HQA1, Class M1B, (30 day USD SOFR Average + 3.50%), 8.82%, due 3/25/2042	1,488,693 (c)(f)
1,325,000	Series 2022-DNA3, Class M1B, (30 day USD SOFR Average + 2.90%), 8.22%, due 4/25/2042	1,349,843 (c)(f)
1,145,000	Series 2022-DNA4, Class M1B, (30 day USD SOFR Average + 3.35%), 8.67%, due 5/25/2042	1,182,064 (c)(f)
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^  (cont’d)
Principal Amount		Value

Collateralized Mortgage Obligations – cont'd
Federal Home Loan Mortgage Corp. STACR Trust
$486,247	Series 2017-DNA1, Class M2, (30 day USD SOFR Average + 3.36%), 8.69%, due 7/25/2029	$501,958 (f)
630,085	Series 2017-HQA3, Class M2, (30 day USD SOFR Average + 2.46%), 7.79%, due 4/25/2030	640,853 (f)
549,153	Series 2018-HQA1, Class M2, (30 day USD SOFR Average + 2.41%), 7.74%, due 9/25/2030	558,113 (f)
625,220	Federal Home Loan Mortgage Corp. Strips, Series 312, Class S1, (5.84% - 30 day USD SOFR Average), 0.52%, due 9/15/2043	47,185 (f)(g)
Federal National Mortgage Association Connecticut Avenue Securities
702,000	Series 2021-R01, Class 1M2, (30 day USD SOFR Average + 1.55%), 6.87%, due 10/25/2041	695,496 (c)(f)
1,575,000	Series 2022-R01, Class 1M2, (30 day USD SOFR Average + 1.90%), 7.22%, due 12/25/2041	1,551,395 (c)(f)
710,000	Series 2022-R04, Class 1M2, (30 day USD SOFR Average + 3.10%), 8.42%, due 3/25/2042	722,818 (c)(f)
1,540,000	Series 2022-R03, Class 1M2, (30 day USD SOFR Average + 3.50%), 8.82%, due 3/25/2042	1,599,899 (c)(f)
751,229	Series 2022-R07, Class 1M1, (30 day USD SOFR Average + 2.95%), 8.27%, due 6/25/2042	768,328 (c)(f)
612,000	Series 2022-R07, Class 1M2, (30 day USD SOFR Average + 4.65%), 9.97%, due 6/25/2042	651,752 (c)(f)
1,048,644	Series 2023-R01, Class 1M1, (30 day USD SOFR Average + 2.40%), 7.72%, due 12/25/2042	1,060,747 (c)(f)
996,245	Series 2023-R02, Class 1M1, (30 day USD SOFR Average + 2.30%), 7.62%, due 1/25/2043	1,008,952 (c)(f)
1,732,770	Federal National Mortgage Association Interest Strip, Series 418, Class C24, 4.00%, due 8/25/2043	320,940 (g)
Federal National Mortgage Association REMICS
1,635,042	Series 2012-15, Class S, (5.84% - 30 day USD SOFR Average), 0.51%, due 3/25/2042	125,169 (f)(g)
1,404,274	Series 2012-70, Class HS, (5.89% - 30 day USD SOFR Average), 0.56%, due 7/25/2042	118,226 (f)(g)
781,329	Series 2017-100, Class S, (6.04% - 30 day USD SOFR Average), 0.71%, due 12/25/2042	64,061 (f)(g)
688,929	Series 2012-140, Class PI, 3.50%, due 12/25/2042	107,461 (g)
1,523,980	Series 2013-6, Class SB, (5.99% - 30 day USD SOFR Average), 0.66%, due 2/25/2043	132,745 (f)(g)
1,281,067	Series 2013-18, Class PS, (5.99% - 30 day USD SOFR Average), 0.66%, due 3/25/2043	97,246 (f)(g)
1,327,977	Series 2015-32, Class SA, (6.09% - 30 day USD SOFR Average), 0.76%, due 5/25/2045	114,831 (f)(g)
835,977	Series 2016-32, Class LI, 3.50%, due 6/25/2046	144,974 (g)
373,278	Series 2016-40, Class SA, (5.74% - 30 day USD SOFR Average), 0.41%, due 7/25/2046	26,504 (f)(g)
1,274,425	Series 2016-95, Class US, (5.89% - 30 day USD SOFR Average), 0.56%, due 12/25/2046	108,669 (f)(g)
1,701,535	Series 2018-7, Class CI, 4.00%, due 2/25/2048	320,775 (g)
943,796	Series 2020-52, Class GI, 4.50%, due 8/25/2050	197,505 (g)
GCAT Trust
288,129	Series 2019-NQM3, Class A1, 2.69%, due 11/25/2059	264,299 (c)(d)
1,202,877	Series 2021-NQM5, Class A1, 1.26%, due 7/25/2066	904,902 (c)(d)
Government National Mortgage Association REMICS
1,555,642	Series 2013-5, Class BI, 3.50%, due 1/20/2043	257,520 (g)
1,790,844	Series 2013-23, Class IT, 3.50%, due 2/20/2043	260,993 (g)
697,059	Series 2018-124, Class DS, (5.99% - 1 mo. USD Term SOFR), 0.65%, due 12/16/2043	49,913 (f)(g)
775,023	Series 2016-77, Class TS, (6.04% - 1 mo. USD Term SOFR), 0.70%, due 12/20/2044	55,299 (f)(g)
1,731,022	Series 2019-22, Class SA, (5.49% - 1 mo. USD Term SOFR), 0.15%, due 2/20/2045	111,157 (f)(g)
1,168,077	Series 2018-7, Class SA, (6.09% - 1 mo. USD Term SOFR), 0.75%, due 1/20/2048	96,843 (f)(g)
2,022,297	Series 2020-107, Class AB, 1.00%, due 7/20/2050	1,445,613
1,689,689	Series 2020-112, Class KA, 1.00%, due 8/20/2050	1,217,329
3,555,266	Series 2020-173, Class MI, 2.50%, due 11/20/2050	460,538 (g)
3,456,733	Series 2021-26, Class AI, 2.00%, due 2/20/2051	409,501 (g)
1,448,547	Series 2021-103, Class HE, 2.00%, due 6/20/2051	1,141,342
2,951,205	Series 2021-116, Class IA, 2.50%, due 6/20/2051	397,802 (g)
1,552,340	JP Morgan Mortgage Trust, Series 2023-HE2, Class A1, (30 day USD SOFR Average + 1.70%), 7.02%, due 3/25/2054	1,553,282 (c)(f)
146,992	New Residential Mortgage Loan Trust, Series 2019-NQM5, Class A1, 2.71%, due 11/25/2059	129,705 (c)(d)
Starwood Mortgage Residential Trust
815,973	Series 2021-3, Class A1, 1.13%, due 6/25/2056	629,684 (c)(d)
1,349,781	Series 2021-6, Class A1, 1.92%, due 11/25/2066	1,040,719 (c)(d)
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^  (cont’d)
Principal Amount		Value

Collateralized Mortgage Obligations – cont'd
Towd Point Mortgage Trust
$185,064	Series 2017-5, Class A1, (1 mo. USD Term SOFR + 0.71%), 5.51%, due 2/25/2057	$185,791 (c)(f)
438,000	Series 2017-2, Class A2, 3.25%, due 4/25/2057	425,125 (c)(d)
2,620,047	Series 2022-4, Class A1, 3.75%, due 9/25/2062	2,321,592 (c)
Verus Securitization Trust
105,537	Series 2019-4, Class A1, 3.64%, due 11/25/2059	100,418 (c)(e)
1,002,902	Series 2021-3, Class A1, 1.05%, due 6/25/2066	799,047 (c)(d)
1,505,862	Series 2021-6, Class A1, 1.63%, due 10/25/2066	1,190,737 (c)(d)
36,665,396
Commercial Mortgage-Backed 5.0%
BANK
1,273,000	Series 2022-BNK39, Class A4, 2.93%, due 2/15/2055	993,321 (d)
841,500	Series 2023-BNK45, Class B, 6.15%, due 2/15/2056	747,834 (d)
900,000	BBCMS Mortgage Trust, Series 2022-C18, Class A5, 5.71%, due 12/15/2055	861,116 (d)
1,834,000	BB-UBS Trust, Series 2012-SHOW, Class A, 3.43%, due 11/5/2036	1,652,278 (c)
Benchmark Mortgage Trust
381,000	Series 2020-B21, Class A5, 1.98%, due 12/17/2053	284,413
11,128,783	Series 2021-B26, Class XA, 0.88%, due 6/15/2054	487,136 (d)(g)
441,234	Series 2021-B31, Class A5, 2.67%, due 12/15/2054	337,964
601,000	Series 2021-B31, Class C, 3.20%, due 12/15/2054	362,615 (d)
1,600,000	BX Commercial Mortgage Trust, Series 2021-VOLT, Class D, (1 mo. USD Term SOFR + 1.76%), 7.10%, due 9/15/2036	1,527,455 (c)(f)
1,927,000	BX Trust, Series 2019-OC11, Class A, 3.20%, due 12/9/2041	1,590,131 (c)
409,000	BXP Trust, Series 2017-GM, Class A, 3.38%, due 6/13/2039	365,178 (c)
1,416,000	CAMB Commercial Mortgage Trust, Series 2019-LIFE, Class B, (1 mo. USD Term SOFR + 1.30%), 6.63%, due 12/15/2037	1,404,989 (c)(f)
Citigroup Commercial Mortgage Trust
330,000	Series 2013-GC17, Class B, 5.10%, due 11/10/2046	328,945 (d)
745,000	Series 2014-GC23, Class B, 4.18%, due 7/10/2047	698,645 (d)
3,920,408	Series 2014-GC25, Class XA, 0.94%, due 10/10/2047	18,357 (d)(g)
1,921,910	Series 2015-GC27, Class XA, 1.30%, due 2/10/2048	19,416 (d)(g)
882,180	Series 2022-GC48, Class A5, 4.58%, due 5/15/2054	783,773 (d)
COMM Mortgage Trust
1,060,000	Series 2012-CR4, Class AM, 3.25%, due 10/15/2045	894,901
4,777,148	Series 2014-CR16, Class XA, 0.93%, due 4/10/2047	7,372 (d)(g)
2,397,506	Series 2014-LC15, Class XA, 1.03%, due 4/10/2047	603 (d)(g)
900,000	Series 2014-LC15, Class AM, 4.20%, due 4/10/2047	884,853
4,536,939	Series 2014-CR17, Class XA, 0.92%, due 5/10/2047	5,591 (d)(g)
2,862,446	Series 2014-UBS3, Class XA, 1.05%, due 6/10/2047	3,993 (d)(g)
12,501,743	Series 2014-CR18, Class XA, 0.91%, due 7/15/2047	32,172 (d)(g)
3,338,084	Series 2014-UBS6, Class XA, 0.83%, due 12/10/2047	17,346 (d)(g)
485,000	Series 2014-CR21, Class AM, 3.99%, due 12/10/2047	458,674
CSAIL Commercial Mortgage Trust
19,633,532	Series 2016-C5, Class XA, 0.89%, due 11/15/2048	274,917 (d)(g)
841,000	Series 2015-C1, Class B, 4.04%, due 4/15/2050	740,899 (d)
1,280,000	Series 2017-CX9, Class A5, 3.45%, due 9/15/2050	1,134,365
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
23,091,645	Series KW03, Class X1, 0.83%, due 6/25/2027	456,686 (d)(g)
63,186,000	Series K088, Class XAM, 0.42%, due 1/25/2029	1,295,319 (d)(g)
22,821,471	Series K090, Class X1, 0.71%, due 2/25/2029	727,329 (d)(g)
10,000,000	Series K098, Class XAM, 1.39%, due 8/25/2029	666,959 (d)(g)
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^  (cont’d)
Principal Amount		Value

Commercial Mortgage-Backed – cont'd
	FIVE Mortgage Trust
$300,000	Series 2023-V1, Class A3, 5.67%, due 2/10/2056	$291,577 (d)
1,236,000	Series 2023-V1, Class B, 6.40%, due 2/10/2056	1,179,745 (d)
	GS Mortgage Securities Trust
3,240,054	Series 2014-GC18, Class XA, 0.97%, due 1/10/2047	32 (d)(g)
950,000	Series 2019-GC42, Class A4, 3.00%, due 9/10/2052	794,855
1,200,000	Series 2019-GSA1, Class A4, 3.05%, due 11/10/2052	1,000,419
108,000	Series 2020-GC47, Class A5, 2.38%, due 5/12/2053	85,108
1,775,000	Hilton USA Trust, Series 2016-HHV, Class A, 3.72%, due 11/5/2038	1,636,686 (c)
	JP Morgan Chase Commercial Mortgage Securities Trust
743,000	Series 2016-NINE, Class A, 2.85%, due 9/6/2038	657,628 (c)(d)
736,000	Series 2022-OPO, Class B, 3.38%, due 1/5/2039	552,000 (c)
765,000	JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class AS, 4.02%, due 12/15/2048	712,029
633,000	Manhattan West Mortgage Trust, Series 2020-1MW, Class A, 2.13%, due 9/10/2039	536,887 (c)
1,981,531	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C16, Class XA, 0.87%, due 6/15/2047	2,783 (d)(g)
1,359,000	ORL Trust, Series 2023-GLKS, Class A, (1 mo. USD Term SOFR + 2.35%), 7.68%, due 10/15/2028	1,355,602 (c)(f)
400,000	Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A, (1 mo. USD Term SOFR + 2.19%), 7.52%, due 5/15/2037	393,875 (c)(f)
670,000	Wells Fargo Commercial Mortgage Trust, Series 2015-NXS4, Class C, 4.68%, due 12/15/2048	599,136 (d)
	WF-RBS Commercial Mortgage Trust
4,987,299	Series 2014-C25, Class XA, 0.78%, due 11/15/2047	24,848 (d)(g)
10,845,499	Series 2014-C22, Class XA, 0.76%, due 9/15/2057	36,869 (d)(g)
560,000	Series 2014-C22, Class AS, 4.07%, due 9/15/2057	527,192 (d)
		30,452,816
Federal Home Loan Mortgage Corp. 10.4%
	Pass-Through Certificates
5,159,058	2.00%, due 12/1/2050 - 3/1/2052	3,815,656
16,209,527	2.50%, due 7/1/2050 - 5/1/2052	12,494,904
8,062,060	3.00%, due 8/1/2046 - 6/1/2052	6,551,976
6,121,409	3.50%, due 7/1/2042 - 11/1/2052	5,220,929
8,714,637	4.00%, due 3/1/2045 - 10/1/2052	7,590,111
3,385,405	4.50%, due 6/1/2039 - 11/1/2052	3,042,505
8,989,865	5.00%, due 3/1/2038 - 6/1/2053	8,298,664
12,785,783	5.50%, due 9/1/2052 - 7/1/2053	12,137,569
5,078,278	6.00%, due 12/1/2052 - 10/1/2053	4,957,641
		64,109,955
Federal Home Loan Mortgage Corp. 0.1%
741,003	Pass-Through Certificates, 2.50%, due 4/1/2052	570,951
Federal National Mortgage Association 15.7%
	Pass-Through Certificates
13,169,465	2.00%, due 1/1/2051 - 3/1/2052	9,741,480
31,665,768	2.50%, due 8/1/2050 - 9/1/2052	24,406,067
15,564,815	3.00%, due 10/1/2041 - 8/1/2052	12,629,620
12,007,700	3.50%, due 12/1/2041 - 5/1/2053	10,229,036
8,145,076	4.00%, due 10/1/2045 - 10/1/2052	7,100,496
5,715,639	4.50%, due 4/1/2034 - 11/1/2052	5,146,540
12,053,241	5.00%, due 6/1/2033 - 5/1/2053	11,136,611
10,699,319	5.50%, due 11/1/2052 - 6/1/2053	10,155,455
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^  (cont’d)
Principal Amount		Value

Federal National Mortgage Association – cont'd
$5,586,640	6.00%, due 4/1/2053 - 8/1/2053	$5,448,517
95,993,822
Government National Mortgage Association 4.3%
Pass-Through Certificates
3,518,240	2.00%, due 2/20/2051 - 6/20/2052	2,718,312
6,690,973	2.50%, due 2/20/2051 - 10/20/2052	5,336,723
1,378,914	3.50%, due 1/20/2043 - 6/20/2052	1,190,533
5,130,984	4.50%, due 3/20/2052 - 10/20/2052	4,642,175
4,344,544	5.00%, due 9/20/2052 - 7/20/2053	4,047,763
4,341,574	5.50%, due 11/20/2052 - 7/20/2053	4,154,574
4,365,806	6.00%, due 12/20/2052 - 8/20/2053	4,279,424
26,369,504
Total Mortgage-Backed Securities (Cost $296,355,831)		254,162,444
Asset-Backed Securities 10.0%
800,000	522 Funding CLO Ltd., Series 2019-5A, Class AR, (3 mo. USD Term SOFR + 1.33%), 6.72%, due 4/15/2035	789,045 (c)(f)
1,140,000	AM Capital Funding LLC, Series 2018-1, Class A, 4.98%, due 12/15/2023	1,139,096 (c)
256,390	Amur Equipment Finance Receivables XI LLC, Series 2022-2A, Class A2, 5.30%, due 6/21/2028	253,883 (c)
1,250,000	Amur Equipment Finance Receivables XII LLC, Series 2023-1A, Class A2, 6.09%, due 12/20/2029	1,246,904 (c)
594,506	Aqua Finance Trust, Series 2021-A, Class A, 1.54%, due 7/17/2046	521,468 (c)
Avis Budget Rental Car Funding AESOP LLC
466,667	Series 2018-2A, Class B, 4.27%, due 3/20/2025	464,370 (c)
579,000	Series 2019-3A, Class A, 2.36%, due 3/20/2026	552,361 (c)
1,186,000	Series 2021-2A, Class A, 1.66%, due 2/20/2028	1,031,527 (c)
723,000	Series 2021-2A, Class B, 1.90%, due 2/20/2028	622,751 (c)
1,438,400	Beacon Container Finance II LLC, Series 2021-1A, Class A, 2.25%, due 10/22/2046	1,219,931 (c)
1,140,000	BMW Vehicle Owner Trust, Series 2023-A, Class A3, 5.47%, due 2/25/2028	1,135,557
2,374,187	BOF VII AL Funding Trust I, Series 2023-CAR3, Class A2, 6.29%, due 7/26/2032	2,356,866 (c)
1,242,000	Carmax Auto Owner Trust, Series 2023-3, Class A3, 5.28%, due 5/15/2028	1,224,259
850,000	CCG Receivables Trust, Series 2023-1, Class A2, 5.82%, due 9/16/2030	847,185 (c)
10,210	Chase Funding Trust, Series 2004-1, Class 2A2, (1 mo. USD Term SOFR + 0.57%), 5.90%, due 12/25/2033	9,627 (f)
2,500,000	Clover CLO LLC, Series 2021-2A, Class A, (3 mo. USD Term SOFR + 1.43%), 6.85%, due 7/20/2034	2,472,735 (c)(f)
11,857	Corevest American Finance Trust, Series 2019-1, Class A, 3.32%, due 3/15/2052	11,798 (c)
634,000	Crown Castle Towers LLC, 4.24%, due 7/15/2028	577,188 (c)
895,000	Dell Equipment Finance Trust, Series 2023-3, Class A3, 5.93%, due 4/23/2029	892,150 (c)
1,047,000	DLLAA LLC, Series 2023-1A, Class A3, 5.64%, due 2/22/2028	1,036,729 (c)
1,000,000	Eaton Vance CLO Ltd., Series 2013-1A, Class A13R, (3 mo. USD Term SOFR + 1.51%), 6.91%, due 1/15/2034	991,379 (c)(f)
1,900,000	Elmwood CLO III Ltd., Series 2019-3A, Class AR, (3 mo. USD Term SOFR + 1.42%), 6.84%, due 10/20/2034	1,885,944 (c)(f)
1,084,000	GM Financial Automobile Leasing Trust, Series 2023-3, Class A3, 5.38%, due 11/20/2026	1,074,216
1,000,000	Halseypoint CLO 5 Ltd., Series 2021-5A, Class A1A, (3 mo. USD Term SOFR + 1.47%), 6.86%, due 1/30/2035	988,943 (c)(f)
567,073	JPMorgan Chase Bank NA, Series 2021-3, Class B, 0.76%, due 2/26/2029	543,925 (c)
932,000	Kubota Credit Owner Trust, Series 2023-2A, Class A3, 5.28%, due 1/18/2028	918,856 (c)
1,000,000	Magnetite XXIII Ltd., Series 2019-23A, Class AR, (3 mo. USD Term SOFR + 1.39%), 6.77%, due 1/25/2035	989,506 (c)(f)
900,000	Magnetite XXIV Ltd., Series 2019-24A, Class AR, (3 mo. USD Term SOFR + 1.31%), 6.70%, due 4/15/2035	886,871 (c)(f)
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^  (cont’d)
Principal Amount		Value
Asset-Backed Securities – cont'd
$1,233,000	MMAF Equipment Finance LLC, Series 2023-A, Class A3, 5.54%, due 12/13/2029	$1,220,847 (c)
MVW LLC
828,939	Series 2021-2A, Class A, 1.43%, due 5/20/2039	747,542 (c)
675,570	Series 2021-2A, Class B, 1.83%, due 5/20/2039	606,932 (c)
Navient Private Education Refi Loan Trust
234,693	Series 2021-BA, Class A, 0.94%, due 7/15/2069	199,285 (c)
1,088,307	Series 2021-CA, Class A, 1.06%, due 10/15/2069	921,098 (c)
2,362,749	Series 2021-EA, Class A, 0.97%, due 12/16/2069	1,972,956 (c)
923,788	Series 2021-GA, Class A, 1.58%, due 4/15/2070	776,278 (c)
1,000,000	Oaktree CLO Ltd., Series 2021-2A, Class A, (3 mo. USD Term SOFR + 1.44%), 6.84%, due 1/15/2035	987,738 (c)(f)
1,616,000	OneMain Financial Issuance Trust, Series 2023-2A, Class A1, 5.84%, due 9/15/2036	1,584,352 (c)
PFS Financing Corp.
1,593,000	Series 2021-B, Class A, 0.77%, due 8/15/2026	1,525,851 (c)
1,808,000	Series 2022-C, Class A, 3.89%, due 5/15/2027	1,746,817 (c)
1,000,000	PPM CLO 3 Ltd., Series 2019-3A, Class AR, (3 mo. USD Term SOFR + 1.35%), 6.75%, due 4/17/2034	983,818 (c)(f)
104,958	Residential Asset Securities Corporation Trust, Series 2005-KS12, Class M2, (1 mo. USD Term SOFR + 0.57%), 6.13%, due 1/25/2036	104,229 (f)
6,584	Saxon Asset Securities Trust, Series 2004-1, Class A, (1 mo. USD Term SOFR + 0.65%), 1.92%, due 3/25/2035	5,812 (f)
SBA Tower Trust
719,000	1.88%, due 1/15/2026	651,753 (c)
201,000	2.33%, due 1/15/2028	169,202 (c)
Sierra Timeshare Receivables Funding LLC
313,235	Series 2019-2A, Class A, 2.59%, due 5/20/2036	304,616 (c)
405,383	Series 2020-2A, Class A, 1.33%, due 7/20/2037	380,501 (c)
367,954	Series 2020-2A, Class C, 3.51%, due 7/20/2037	349,455 (c)
279,752	Series 2021-2A, Class A, 1.35%, due 9/20/2038	261,071 (c)
1,467,780	Series 2022-1A, Class B, 3.55%, due 10/20/2038	1,394,446 (c)
1,297,192	Series 2023-2A, Class A, 5.80%, due 4/20/2040	1,288,863 (c)
1,050,000	Series 2023-3A, Class A, 6.10%, due 9/20/2040	1,045,253 (c)
323,514	SoFi Consumer Loan Program Trust, Series 2023-1S, Class A, 5.81%, due 5/15/2031	322,811 (c)
635,930	SoFi Professional Loan Program LLC, Series 2018-A, Class A2B, 2.95%, due 2/25/2042	615,336 (c)
Taco Bell Funding LLC
1,116,563	Series 2016-1A, Class A23, 4.97%, due 5/25/2046	1,072,254 (c)
643,538	Series 2021-1A, Class A2I, 1.95%, due 8/25/2051	554,617 (c)
2,000,000	TCI-Flatiron CLO Ltd., Series 2018-1A, Class ANR, (3 mo. USD Term SOFR + 1.32%), 6.71%, due 1/29/2032	1,988,091 (c)(f)
500,000	Thayer Park CLO Ltd., Series 2017-1A, Class A1R, (3 mo. USD Term SOFR + 1.30%), 6.72%, due 4/20/2034	495,401 (c)(f)
1,762,000	Toyota Auto Receivables Owner Trust, Series 2023-C, Class A3, 5.16%, due 4/17/2028	1,739,882
700,000	TRESTLES CLO Ltd., Series 2017-1A, Class A1R, (3 mo. USD Term SOFR + 1.25%), 6.63%, due 4/25/2032	692,148 (c)(f)
1,000,000	TRESTLES CLO V Ltd., Series 2021-5A, Class A1, (3 mo. USD Term SOFR + 1.43%), 6.85%, due 10/20/2034	993,246 (c)(f)
1,327,000	USAA Auto Owner Trust, Series 2023-A, Class A3, 5.58%, due 5/15/2028	1,321,588 (c)
1,113,583	Vantage Data Centers Issuer LLC, Series 2019-1A, Class A2, 3.19%, due 7/15/2044	1,084,518 (c)
3,050,000	Voya CLO Ltd., Series 2019-2A, Class A, (3 mo. USD Term SOFR + 1.53%), 6.95%, due 7/20/2032	3,034,605 (c)(f)
1,000,000	Whitebox CLO III Ltd., Series 2021-3A, Class A1, (3 mo. USD Term SOFR + 1.48%), 6.88%, due 10/15/2034	986,268 (c)(f)
Total Asset-Backed Securities (Cost $62,673,769)		60,814,550
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^  (cont’d)
Principal Amount		Value

Corporate Bonds 28.7%
Aerospace & Defense 0.9%
Boeing Co.
$2,490,000	5.04%, due 5/1/2027	$2,411,057 (e)
560,000	5.71%, due 5/1/2040	495,359 (e)
2,679,000	5.81%, due 5/1/2050	2,306,353 (e)
5,212,769
Agriculture 0.7%
Philip Morris International, Inc.
2,750,000	5.13%, due 2/15/2030	2,590,668
1,975,000	5.75%, due 11/17/2032	1,886,913
4,477,581
Airlines 0.4%
2,202,978	United Airlines Pass-Through Trust, 5.88%, due 10/15/2027	2,168,921
Banks 7.8%
Banco Santander SA
2,600,000	1.85%, due 3/25/2026	2,322,823
2,800,000	6.92%, due 8/8/2033	2,600,582
Bank of America Corp.
4,165,000	1.92%, due 10/24/2031	3,071,409 (h)
1,545,000	2.30%, due 7/21/2032	1,139,846 (h)
1,975,000	Barclays PLC, 7.12%, due 6/27/2034	1,834,154 (h)
Citigroup, Inc.
2,520,000	1.12%, due 1/28/2027	2,241,057 (h)
1,345,000	3.89%, due 1/10/2028	1,246,921 (h)
2,295,000	Fifth Third Bancorp, 4.34%, due 4/25/2033	1,869,508 (h)
1,345,000	HSBC Holdings PLC, 6.00%, due 5/22/2027	1,171,448 (h)(i)
2,910,000	Intesa Sanpaolo SpA, 8.25%, due 11/21/2033	2,838,999 (c)(h)
1,690,000	JPMorgan Chase & Co., 6.25%, due 10/23/2034	1,667,220 (h)
2,060,000	Kreditanstalt fuer Wiederaufbau, 4.75%, due 10/29/2030	2,022,088
2,450,000	Lloyds Banking Group PLC, 4.98%, due 8/11/2033	2,126,747 (h)
Morgan Stanley
2,245,000	0.79%, due 1/22/2025	2,211,310 (h)
1,605,000	2.72%, due 7/22/2025	1,561,640 (h)
1,670,000	3.63%, due 1/20/2027	1,552,104
2,355,000	(3 mo. USD LIBOR + 1.34%), 3.59%, due 7/22/2028	2,135,778 (f)
2,530,000	5.25%, due 4/21/2034	2,279,554 (h)
1,890,000	5.42%, due 7/21/2034	1,724,969 (h)
1,530,000	5.95%, due 1/19/2038	1,387,363 (h)
1,765,000	PNC Financial Services Group, Inc., 6.88%, due 10/20/2034	1,763,935 (h)
2,810,000	Societe Generale SA, 1.49%, due 12/14/2026	2,503,848 (c)(h)
1,715,000	UBS AG, 5.65%, due 9/11/2028	1,678,332
2,720,000	UBS Group AG, 6.54%, due 8/12/2033	2,613,787 (c)(h)
47,565,422
Beverages 1.4%
1,545,000	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.70%, due 2/1/2036	1,359,661
2,225,000	Anheuser-Busch InBev Worldwide, Inc., 5.45%, due 1/23/2039	2,052,684
3,030,000	Constellation Brands, Inc., 4.90%, due 5/1/2033	2,735,745
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^  (cont’d)
Principal Amount		Value

Beverages – cont'd
$3,130,000	Molson Coors Beverage Co., 4.20%, due 7/15/2046	$2,219,575
		8,367,665
Biotechnology 1.0%
4,535,000	Amgen, Inc., 5.75%, due 3/2/2063	3,927,852
2,570,000	Gilead Sciences, Inc., 5.55%, due 10/15/2053	2,321,517
		6,249,369
Building Materials 0.2%
1,070,000	Mohawk Industries, Inc., 5.85%, due 9/18/2028	1,051,294
Computers 0.1%
378,000	Dell International LLC/EMC Corp., 6.02%, due 6/15/2026	378,484
Diversified Financial Services 0.6%
1,145,000	American Express Co., 6.49%, due 10/30/2031	1,146,720 (h)
830,000	Capital One Financial Corp., 7.62%, due 10/30/2031	829,598 (h)(j)
1,945,000	Charles Schwab Corp., 6.14%, due 8/24/2034	1,821,691 (h)
		3,798,009
Electric 2.4%
1,910,000	Duke Energy Corp., 5.00%, due 8/15/2052	1,482,883
	Exelon Corp.
3,065,000	5.30%, due 3/15/2033	2,843,413
495,000	4.70%, due 4/15/2050	373,226
875,000	Interstate Power & Light Co., 2.30%, due 6/1/2030	687,969
1,305,000	MidAmerican Energy Co., 5.85%, due 9/15/2054	1,222,004
	NextEra Energy Capital Holdings, Inc.
1,100,000	4.90%, due 2/28/2028	1,051,218
1,230,000	5.25%, due 2/28/2053	998,394
1,485,000	Sempra, 5.50%, due 8/1/2033	1,381,024
4,830,000	Southern Co., 5.20%, due 6/15/2033	4,439,626
		14,479,757
Entertainment 0.8%
7,060,000	Warnermedia Holdings, Inc., 5.14%, due 3/15/2052	4,995,774
Food 0.6%
1,550,000	J M Smucker Co., 6.20%, due 11/15/2033	1,506,630
2,060,000	Pilgrim's Pride Corp., 6.88%, due 5/15/2034	1,949,168
		3,455,798
Gas 0.2%
	Southern Co. Gas Capital Corp.
1,395,000	1.75%, due 1/15/2031	1,029,725
355,000	3.15%, due 9/30/2051	199,803
		1,229,528
Insurance 0.1%
680,000	Travelers Cos., Inc., 5.45%, due 5/25/2053	610,913
Internet 0.4%
2,880,000	Meta Platforms, Inc., 4.95%, due 5/15/2033	2,699,805
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^  (cont’d)
Principal Amount		Value

Machinery - Diversified 0.2%
	Ingersoll Rand, Inc.
$560,000	5.40%, due 8/14/2028	$545,659
590,000	5.70%, due 8/14/2033	557,474
		1,103,133
Media 0.9%
2,505,000	Comcast Corp., 5.35%, due 5/15/2053	2,155,144
1,960,000	Cox Communications, Inc., 5.70%, due 6/15/2033	1,843,059 (c)
1,840,000	Paramount Global, 4.20%, due 5/19/2032	1,420,646
		5,418,849
Multi-National 1.8%
2,340,000	Asian Development Bank, 4.50%, due 8/25/2028	2,290,991
1,955,000	Corp. Andina de Fomento, 6.00%, due 4/26/2027	1,961,075
1,460,000	European Investment Bank, 4.50%, due 10/16/2028	1,432,162
	Inter-American Development Bank
1,195,000	4.50%, due 5/15/2026	1,178,866
2,065,000	4.50%, due 9/13/2033	1,965,102
2,535,000	International Bank for Reconstruction & Development, 4.63%, due 8/1/2028	2,496,116
		11,324,312
Office - Business Equipment 0.3%
	CDW LLC/CDW Finance Corp.
588,000	2.67%, due 12/1/2026	525,960
1,750,000	4.25%, due 4/1/2028	1,590,785
		2,116,745
Oil & Gas 1.6%
1,295,000	BP Capital Markets America, Inc., 4.81%, due 2/13/2033	1,183,230
930,000	ConocoPhillips Co., 5.55%, due 3/15/2054	831,301
1,320,000	Exxon Mobil Corp., 3.10%, due 8/16/2049	820,195
1,705,000	Marathon Petroleum Corp., 4.70%, due 5/1/2025	1,669,471
	Occidental Petroleum Corp.
1,028,000	6.13%, due 1/1/2031	1,005,343
890,000	6.45%, due 9/15/2036	864,439
470,000	4.30%, due 8/15/2039	334,781
3,265,000	Phillips 66, 1.30%, due 2/15/2026	2,948,794
		9,657,554
Pharmaceuticals 1.2%
567,000	AbbVie, Inc., 4.05%, due 11/21/2039	443,013
1,295,000	Bristol-Myers Squibb Co., 6.40%, due 11/15/2063	1,282,994 (j)
	CVS Health Corp.
2,265,000	5.30%, due 6/1/2033	2,091,816
1,445,000	4.78%, due 3/25/2038	1,195,152
885,000	Merck & Co., Inc., 3.90%, due 3/7/2039	702,722
890,000	Pfizer Investment Enterprises Pte. Ltd., 5.34%, due 5/19/2063	762,425
1,529,000	Takeda Pharmaceutical Co. Ltd., 3.03%, due 7/9/2040	1,005,773
		7,483,895
Real Estate Investment Trusts 0.2%
1,449,000	American Tower Trust 1, 5.49%, due 3/15/2028	1,422,791 (c)
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^  (cont’d)
Principal Amount		Value

Retail 0.4%
$3,060,000	McDonald's Corp., 5.45%, due 8/14/2053	$2,697,417
Semiconductors 1.3%
3,080,000	Analog Devices, Inc., 2.10%, due 10/1/2031	2,374,818
	Intel Corp.
1,560,000	5.70%, due 2/10/2053	1,396,095
1,215,000	5.90%, due 2/10/2063	1,098,500
1,070,000	Marvell Technology, Inc., 5.95%, due 9/15/2033	1,016,293
2,050,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 5.00%, due 1/15/2033	1,827,752
		7,713,458
Software 1.1%
	Intuit, Inc.
2,130,000	5.13%, due 9/15/2028	2,096,185
845,000	5.20%, due 9/15/2033	803,821
1,005,000	5.50%, due 9/15/2053	914,251
2,990,000	Oracle Corp., 6.90%, due 11/9/2052	2,946,357
		6,760,614
Telecommunications 2.1%
3,375,000	AT&T, Inc., 3.50%, due 9/15/2053	1,987,367
3,710,000	Sprint Capital Corp., 8.75%, due 3/15/2032	4,176,146
	T-Mobile USA, Inc.
2,045,000	3.38%, due 4/15/2029	1,780,494
1,825,000	2.55%, due 2/15/2031	1,421,943
1,570,000	6.00%, due 6/15/2054	1,425,505
1,280,000	Verizon Communications, Inc., 5.05%, due 5/9/2033	1,171,555
1,625,000	Vodafone Group PLC, 4.38%, due 2/19/2043	1,201,779
		13,164,789
Total Corporate Bonds (Cost $187,513,896)		175,604,646
Foreign Government Securities 1.1%
1,280,000	Japan Bank for International Cooperation, 4.88%, due 10/18/2028	1,263,559
2,000,000	Mexico Government International Bonds, 2.66%, due 5/24/2031	1,557,880
1,345,000	Province of Manitoba, 4.30%, due 7/27/2033	1,231,116
2,940,000	Province of Quebec, 4.50%, due 9/8/2033	2,736,701

Total Foreign Government Securities (Cost $7,563,283)		6,789,256
Number of Shares

Short-Term Investments 0.6%
Investment Companies 0.6%
3,869,872	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.30%(k) (Cost $3,869,872)	3,869,872
Total Investments 98.3% (Cost $666,284,796)		601,753,567
Other Assets Less Liabilities 1.7%		10,538,406 (l)
Net Assets 100.0%		$612,291,973

(a)	Rate shown was the discount rate at the date of purchase.
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^  (cont’d)
(b)	Principal only security. This security entitles the holder to receive principal payments from an underlying pool of assets or on the security itself.
(c)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2023, these securities amounted to $104,444,095, which represents 17.1% of net assets of the Fund.

(d)
Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of
October 31, 2023.

(e)
Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of
October 31, 2023.

(f)	Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2023 and changes periodically.
(g)
Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only"
holding.

(h)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(i)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.
(j)	When-issued security. Total value of all such securities at October 31, 2023 amounted to $2,112,592, which represents 0.3% of net assets of the Fund.
(k)	Represents 7-day effective yield as of October 31, 2023.
(l)	Includes the impact of the Fund’s open positions in derivatives at October 31, 2023.
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^  (cont’d)
Derivative Instruments
Futures contracts ("futures")
At October 31, 2023, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2023	24	U.S. Treasury Long Bond	$2,626,500	$(217,721)
12/2023	416	U.S. Treasury Note, 2 Year	84,207,500	(453,957)
12/2023	142	U.S. Treasury Note, 5 Year	14,835,672	(51,736)
12/2023	40	U.S. Treasury Ultra Bond	4,502,500	(1,602)
Total Long Positions			$106,172,172	$(725,016)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2023	12	U.S. Treasury Note, 10 Year	$(1,274,062)	$26,032
12/2023	55	U.S. Treasury Note, Ultra 10 Year	(5,985,547)	120,327
Total Short Positions			$(7,259,609)	$146,359
Total Futures				$(578,657)
At October 31, 2023, the Fund had $1,436,193 deposited in a segregated account to cover margin requirements on open futures.
For the year ended October 31, 2023, the average notional value for the months where the Fund had futures outstanding was $108,365,812 for long positions and $(29,910,490) for short positions.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$96,222,394	$—	$96,222,394
U.S. Government Agency Securities	—	4,290,405	—	4,290,405
Mortgage-Backed Securities#	—	254,162,444	—	254,162,444
Asset-Backed Securities	—	60,814,550	—	60,814,550
Corporate Bonds#	—	175,604,646	—	175,604,646
Foreign Government Securities	—	6,789,256	—	6,789,256
Short-Term Investments	—	3,869,872	—	3,869,872
Total Investments	$—	$601,753,567	$—	$601,753,567

#	The Schedule of Investments provides information on the industry or sector categorization.
See Notes to Financial Statements

Schedule of Investments Core Bond Fund^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of October 31, 2023:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures@
Assets	$146,359	$—	$—	$146,359
Liabilities	(725,016)	—	—	(725,016)
Total	$(578,657)	$—	$—	$(578,657)

@	Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^
October 31, 2023

Principal Amount(a)		Value
Corporate Bonds 26.6%
Argentina 0.3%
$150,000	Transportadora de Gas del Sur SA, 6.75%, due 5/2/2025	$138,241 (b)
YPF SA
100,000	8.50%, due 7/28/2025	92,128 (b)
150,000	6.95%, due 7/21/2027	113,366 (b)
225,000	7.00%, due 12/15/2047	143,532 (b)
487,267
Azerbaijan 0.5%
Southern Gas Corridor CJSC
500,000	6.88%, due 3/24/2026	492,550 (b)
200,000	6.88%, due 3/24/2026	197,020 (b)
689,570
Bahrain 0.2%
200,000	Oil & Gas Holding Co. BSCC, 8.38%, due 11/7/2028	207,184 (b)
Brazil 1.8%
200,000	Banco do Brasil SA, 6.25%, due 4/18/2030	191,826 (b)
200,000	Braskem Netherlands Finance BV, 7.25%, due 2/13/2033	172,715 (c)
200,000	BRF SA, 4.88%, due 1/24/2030	162,577 (b)
260,000	FS Luxembourg SARL, 10.00%, due 12/15/2025	265,463 (c)
176,852	Guara Norte SARL, 5.20%, due 6/15/2034	150,008 (b)
200,000	Itau Unibanco Holding SA, 3.88%, due 4/15/2031	185,047 (b)(d)
201,000	Klabin Austria GmbH, 3.20%, due 1/12/2031	153,962 (c)
200,000	MARB BondCo PLC, 3.95%, due 1/29/2031	146,817 (b)
241,563	MC Brazil Downstream Trading SARL, 7.25%, due 6/30/2031	171,872 (b)
200,000	Minerva Luxembourg SA, 4.38%, due 3/18/2031	155,205 (b)
263,105	MV24 Capital BV, 6.75%, due 6/1/2034	228,624 (c)
190,000	Petrobras Global Finance BV, 5.50%, due 6/10/2051	142,057
164,000	Rede D'or Finance SARL, 4.50%, due 1/22/2030	133,746 (b)
165,000	Vale Overseas Ltd., 6.88%, due 11/21/2036	162,906
200,000	XP, Inc., 3.25%, due 7/1/2026	181,174 (b)
2,603,999
Chile 1.0%
150,000	Agrosuper SA, 4.60%, due 1/20/2032	119,568 (c)
200,000	Antofagasta PLC, 5.63%, due 5/13/2032	185,225 (b)
200,000	Banco de Chile, 2.99%, due 12/9/2031	157,656 (b)
200,000	Banco de Credito e Inversiones SA, 2.88%, due 10/14/2031	154,938 (b)
250,000	Banco Santander Chile, 3.18%, due 10/26/2031	200,758 (b)
200,000	Cencosud SA, 4.38%, due 7/17/2027	183,261 (b)
200,000	Corp. Nacional del Cobre de Chile, 3.70%, due 1/30/2050	117,448 (c)
200,000	Empresa Nacional del Petroleo, 3.45%, due 9/16/2031	155,151 (c)
200,000	Inversiones CMPC SA, 6.13%, due 6/23/2033	188,300 (c)
200,000	VTR Finance NV, 6.38%, due 7/15/2028	34,000 (c)
1,496,305
China 1.6%
200,000	Alibaba Group Holding Ltd., 4.00%, due 12/6/2037	149,729
200,000	BOC Aviation Ltd., 4.50%, due 5/23/2028	188,571 (b)
200,000	CDBL Funding 2, 2.00%, due 3/4/2026	183,711 (b)
200,000	China Hongqiao Group Ltd., 6.25%, due 6/8/2024	194,879 (b)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Principal Amount(a)			Value
China – cont'd
	$200,000	China Overseas Finance Cayman VI Ltd., 5.95%, due 5/8/2024	$199,222 (b)
	200,000	Country Garden Holdings Co. Ltd., 4.80%, due 8/6/2030	7,434 (b)
	200,000	ENN Clean Energy International Investment Ltd., 3.38%, due 5/12/2026	183,320 (b)
	200,000	ENN Energy Holdings Ltd., 2.63%, due 9/17/2030	158,289 (b)
	200,000	Franshion Brilliant Ltd., 4.25%, due 7/23/2029	110,106 (b)
	200,000	Huarong Finance II Co. Ltd., 5.50%, due 1/16/2025	192,000 (b)
	200,000	Lenovo Group Ltd., 3.42%, due 11/2/2030	161,459 (b)
	201,000	Powerchina Roadbridge Group British Virgin Islands Ltd., 3.08%, due 4/1/2026	186,508 (b)(d)(e)
	200,000	Prosus NV, 3.83%, due 2/8/2051	102,182 (b)
	232,000	SF Holding Investment 2021 Ltd., 3.13%, due 11/17/2031	185,792 (b)
	200,000	Tencent Holdings Ltd., 3.68%, due 4/22/2041	133,285 (b)
2,336,487
Colombia 1.5%
	200,000	Banco Davivienda SA, 6.65%, due 4/22/2031	120,000 (b)(d)(e)
	200,000	Bancolombia SA, 4.63%, due 12/18/2029	175,012 (d)
	200,000	Canacol Energy Ltd., 5.75%, due 11/24/2028	144,200 (c)
Ecopetrol SA
	250,000	8.88%, due 1/13/2033	240,100
	200,000	5.88%, due 5/28/2045	130,422
Empresas Publicas de Medellin ESP
COP	807,000,000	7.63%, due 9/10/2024	185,712 (c)
COP	1,600,000,000	8.38%, due 11/8/2027	314,908 (c)
COP	437,000,000	Financiera de Desarrollo Territorial SA Findeter, 7.88%, due 8/12/2024	101,202 (c)
	$200,000	Grupo Aval Ltd., 4.38%, due 2/4/2030	147,555 (b)
	200,000	Grupo de Inversiones Suramericana SA, 5.50%, due 4/29/2026	187,367 (b)
	270,000	Millicom International Cellular SA, 6.25%, due 3/25/2029	234,673 (b)
	221,000	SierraCol Energy Andina LLC, 6.00%, due 6/15/2028	171,079 (c)
2,152,230
Ghana 0.2%
	200,000	Kosmos Energy Ltd., 7.13%, due 4/4/2026	183,760 (c)
	189,000	Tullow Oil PLC, 10.25%, due 5/15/2026	162,351 (c)
346,111
Guatemala 0.4%
	200,000	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL, 5.25%, due 4/27/2029	176,000 (c)
	200,000	CT Trust, 5.13%, due 2/3/2032	154,097 (c)
	200,000	Investment Energy Resources Ltd., 6.25%, due 4/26/2029	176,110 (c)
506,207
Hong Kong 0.9%
AIA Group Ltd.
	200,000	3.60%, due 4/9/2029	180,009 (b)
	200,000	3.20%, due 9/16/2040	129,152 (b)
	600,000	Melco Resorts Finance Ltd., 5.75%, due 7/21/2028	506,776 (b)
	200,000	NWD MTN Ltd., 4.13%, due 7/18/2029	131,181 (b)
	200,000	Prudential Funding Asia PLC, 2.95%, due 11/3/2033	163,362 (b)(d)
	200,000	Sun Hung Kai Properties Capital Market Ltd., 2.88%, due 1/21/2030	165,283 (b)
1,275,763
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Principal Amount(a)			Value
India 1.6%
	$200,000	Adani Electricity Mumbai Ltd., 3.95%, due 2/12/2030	$142,022 (c)
	200,000	Adani Green Energy UP Ltd./Prayatna Developers Pvt Ltd./Parampujya Solar Energy, 6.25%, due 12/10/2024	191,604 (b)
	200,000	Axis Bank Ltd./Gandhinagar, 4.10%, due 9/8/2026	171,786 (b)(d)(e)
	370,000	Greenko Dutch BV, 3.85%, due 3/29/2026	329,300 (c)
	278,000	HDFC Bank Ltd., 3.70%, due 8/25/2026	239,229 (b)(d)(e)
	200,000	JSW Steel Ltd., 5.05%, due 4/5/2032	154,240 (b)
	200,000	Periama Holdings LLC, 5.95%, due 4/19/2026	187,641 (b)
	200,000	Power Finance Corp. Ltd., 3.95%, due 4/23/2030	171,576 (b)
	313,000	Reliance Industries Ltd., 2.88%, due 1/12/2032	243,857 (c)
	200,000	ReNew Wind Energy AP2/ReNew Power Pvt Ltd. other 9 Subsidiaries, 4.50%, due 7/14/2028	163,692 (b)
Vedanta Resources Finance II PLC
	200,000	8.95%, due 3/11/2025	145,484 (b)
	200,000	8.95%, due 3/11/2025	145,484 (b)
2,285,915
Indonesia 1.1%
Bank Negara Indonesia Persero Tbk. PT
	200,000	3.75%, due 3/30/2026	183,990 (b)
	200,000	4.30%, due 3/24/2027	162,082 (b)(d)(e)
	200,000	Indofood CBP Sukses Makmur Tbk. PT, 3.54%, due 4/27/2032	154,608 (b)
	400,000	Medco Oak Tree Pte. Ltd., 7.38%, due 5/14/2026	397,652 (b)
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
EUR	200,000	1.88%, due 11/5/2031	162,165 (b)
EUR	200,000	1.88%, due 11/5/2031	162,164 (c)
	$200,000	5.25%, due 5/15/2047	152,515 (b)
	200,000	6.15%, due 5/21/2048	169,500 (c)
1,544,676
Israel 0.5%
	250,000	Bank Leumi Le-Israel BM, 3.28%, due 1/29/2031	213,442 (b)(d)
	150,000	Energian Israel Finance Ltd., 4.88%, due 3/30/2026	132,000 (b)
Teva Pharmaceutical Finance Netherlands III BV
	350,000	3.15%, due 10/1/2026	308,149
	200,000	4.10%, due 10/1/2046	119,642
773,233
Kazakhstan 0.6%
KazMunayGas National Co. JSC
	200,000	4.75%, due 4/19/2027	186,608 (b)
	250,000	5.38%, due 4/24/2030	222,782 (b)
	360,000	5.75%, due 4/19/2047	266,767 (b)
	200,000	Tengizchevroil Finance Co. International Ltd., 3.25%, due 8/15/2030	148,696 (c)
824,853
Korea 0.8%
	200,000	Hanwha Life Insurance Co. Ltd., 3.38%, due 2/4/2032	177,261 (b)(d)
	200,000	Kookmin Bank, 2.50%, due 11/4/2030	155,096 (b)
	200,000	Kyobo Life Insurance Co. Ltd., 5.90%, due 6/15/2052	191,600 (b)(d)
	200,000	Shinhan Bank Co. Ltd., 4.38%, due 4/13/2032	170,796 (c)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Principal Amount(a)			Value
Korea – cont'd
SK Hynix, Inc.
	$200,000	6.38%, due 1/17/2028	$197,779 (c)
	200,000	6.50%, due 1/17/2033	190,363 (c)
1,082,895
Kuwait 0.4%
	200,000	MEGlobal BV, 2.63%, due 4/28/2028	170,590 (b)
	200,000	MEGlobal Canada ULC, 5.88%, due 5/18/2030	194,750 (b)
	200,000	NBK Tier 1 Financing 2 Ltd., 4.50%, due 8/27/2025	183,400 (c)(d)(e)
548,740
Luxembourg 0.1%
	200,000	Altice Financing SA, 5.75%, due 8/15/2029	154,662 (b)
Macau 0.8%
	650,000	Sands China Ltd., 5.65%, due 8/8/2028	601,289
	300,000	Studio City Finance Ltd., 6.50%, due 1/15/2028	244,890 (b)
	400,000	Wynn Macau Ltd., 5.63%, due 8/26/2028	335,581 (b)
1,181,760
Malaysia 0.1%
	200,000	TNB Global Ventures Capital Bhd., 4.85%, due 11/1/2028	191,979 (b)
Mexico 2.3%
	200,000	Alfa SAB de CV, 6.88%, due 3/25/2044	180,460 (b)
	200,000	Alsea SAB de CV, 7.75%, due 12/14/2026	198,574 (b)
	200,000	America Movil SAB de CV, 3.63%, due 4/22/2029	178,122
Banco Mercantil del Norte SA
	200,000	7.63%, due 1/10/2028	181,250 (b)(d)(e)
	200,000	6.63%, due 1/24/2032	150,295 (c)(d)(e)
Cemex SAB de CV
	200,000	5.13%, due 6/8/2026	185,033 (b)(d)(e)
	222,000	9.13%, due 3/14/2028	227,580 (c)(d)(e)
	200,000	Cibanco SA Ibm/PLA Administradora Industrial S de Real de CV, 4.96%, due 7/18/2029	177,530 (c)
Comision Federal de Electricidad
MXN	6,480,000	7.35%, due 11/25/2025	325,751
	$400,000	4.69%, due 5/15/2029	354,428 (c)
	200,000	3.35%, due 2/9/2031	151,511 (c)
	200,000	Orbia Advance Corp. SAB de CV, 5.88%, due 9/17/2044	155,778 (b)
Petroleos Mexicanos
	904,000	7.69%, due 1/23/2050	558,291
	69,000	6.95%, due 1/28/2060	39,081
	200,000	Trust Fibra Uno, 4.87%, due 1/15/2030	167,682 (b)
3,231,366
Nigeria 0.3%
	400,000	IHS Netherlands Holdco BV, 8.00%, due 9/18/2027	326,000 (b)
	200,000	SEPLAT Energy PLC, 7.75%, due 4/1/2026	167,400 (c)
493,400
Oman 0.3%
	200,000	Bank Muscat SAOG, 4.75%, due 3/17/2026	190,919 (b)
	242,000	Oztel Holdings SPC Ltd., 6.63%, due 4/24/2028	240,881 (c)
431,800
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Principal Amount(a)			Value
Panama 0.1%
	$200,000	Empresa de Transmision Electrica SA, 5.13%, due 5/2/2049	$143,000 (b)
Paraguay 0.1%
	200,000	Telefonica Celular del Paraguay SA, 5.88%, due 4/15/2027	180,500 (c)
Peru 0.6%
	125,000	Banco de Credito del Peru SA, 3.13%, due 7/1/2030	114,443 (b)(d)
PEN	843,000	Fondo MIVIVIENDA SA, 7.00%, due 2/14/2024	217,223 (c)
	$200,000	Minsur SA, 4.50%, due 10/28/2031	162,462 (b)
Petroleos del Peru SA
	247,000	5.63%, due 6/19/2047	135,154 (c)
	200,000	5.63%, due 6/19/2047	109,436 (b)
	162,000	Southern Copper Corp., 6.75%, due 4/16/2040	160,665
899,383
Philippines 0.2%
	240,000	Globe Telecom, Inc., 4.20%, due 8/2/2026	221,503 (b)(d)(e)
Qatar 0.8%
CBQ Finance Ltd.
	200,000	2.00%, due 9/15/2025	183,372 (b)
	200,000	2.00%, due 5/12/2026	179,478 (b)
	200,000	Commercial Bank PSQC, 4.50%, due 3/3/2026	179,512 (b)(d)(e)
	200,000	Ooredoo International Finance Ltd., 2.63%, due 4/8/2031	162,450 (c)
QatarEnergy
	200,000	3.13%, due 7/12/2041	131,340 (c)
	200,000	3.30%, due 7/12/2051	121,910 (c)
	250,000	QNB Finance Ltd., 2.63%, due 5/12/2025	235,750 (b)
1,193,812
Russia 0.0%(f)
	300,000	Vnesheconombank Via VEB Finance PLC, 6.80%, due 11/22/2025	19,854 (b)
Saudi Arabia 0.8%
	200,000	BSF Finance, 5.50%, due 11/23/2027	197,060 (b)
	200,000	EIG Pearl Holdings SARL, 4.39%, due 11/30/2046	136,336 (b)
Saudi Arabian Oil Co.
	400,000	4.25%, due 4/16/2039	312,964 (b)
	200,000	4.38%, due 4/16/2049	146,229 (b)
	300,000	SNB Funding Ltd., 2.75%, due 10/2/2024	289,014 (b)
1,081,603
Singapore 0.5%
	400,000	BOC Aviation Ltd., 3.00%, due 9/11/2029	340,984 (b)
	200,000	DBS Group Holdings Ltd., 4.52%, due 12/11/2028	199,634 (c)(d)
	240,000	United Overseas Bank Ltd., 2.00%, due 10/14/2031	212,850 (c)(d)
753,468
South Africa 0.7%
	200,000	Anglo American Capital PLC, 3.88%, due 3/16/2029	177,247 (b)
	200,000	AngloGold Ashanti Holdings PLC, 3.38%, due 11/1/2028	165,627
	200,000	Bidvest Group U.K. PLC, 3.63%, due 9/23/2026	177,527 (b)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Principal Amount(a)			Value
South Africa – cont'd
Sasol Financing USA LLC
	$200,000	6.50%, due 9/27/2028	$177,001
	260,000	8.75%, due 5/3/2029	247,000 (c)
944,402
Supranational 0.5%
	200,000	Africa Finance Corp., 2.88%, due 4/28/2028	164,000 (b)
MXN	4,800,000	Asian Infrastructure Investment Bank, 0.00%, due 2/8/2038	59,504 (b)
Banque Ouest Africaine de Developpement
	$205,000	5.00%, due 7/27/2027	181,924 (c)
	200,000	4.70%, due 10/22/2031	157,162 (c)
COP	990,000,000	International Finance Corp., 0.00%, due 8/16/2028	141,936
704,526
Taiwan 0.1%
	$209,000	TSMC Arizona Corp., 4.25%, due 4/22/2032	190,818
Thailand 0.7%
Bangkok Bank PCL
	200,000	5.00%, due 9/23/2025	186,739 (b)(d)(e)
	200,000	4.30%, due 6/15/2027	189,419 (c)
	200,000	3.73%, due 9/25/2034	162,447 (b)(d)
	200,000	GC Treasury Center Co. Ltd., 4.40%, due 3/30/2032	166,944 (c)
	200,000	Kasikornbank PCL, 3.34%, due 10/2/2031	176,067 (b)(d)
	300,000	Thaioil Treasury Center Co. Ltd., 3.75%, due 6/18/2050	171,613 (b)
1,053,229
Turkey 1.5%
	200,000	Akbank TAS, 5.13%, due 3/31/2025	192,304 (c)
	200,000	KOC Holding AS, 6.50%, due 3/11/2025	196,916 (b)
Turk Telekomunikasyon AS
	200,000	4.88%, due 6/19/2024	194,960 (b)
	200,000	6.88%, due 2/28/2025	194,498 (b)
	200,000	Turkcell Iletisim Hizmetleri AS, 5.80%, due 4/11/2028	181,494 (b)
	200,000	Turkiye Petrol Rafinerileri AS, 4.50%, due 10/18/2024	193,374 (b)
	280,000	Turkiye Vakiflar Bankasi TAO, 9.00%, due 10/12/2028	278,600 (c)
	240,000	WE Soda Investments Holding PLC, 9.50%, due 10/6/2028	239,328 (c)
Yapi ve Kredi Bankasi AS
	200,000	8.25%, due 10/15/2024	200,942 (b)
	200,000	9.25%, due 10/16/2028	200,936 (c)
2,073,352
Ukraine 0.1%
EUR	260,000	NAK Naftogaz Ukraine via Kondor Finance PLC, 7.13%, due 7/19/2026	130,340 (b)
United Arab Emirates 1.4%
	$200,000	Abu Dhabi Commercial Bank PJSC, 4.50%, due 9/14/2027	189,615 (b)
	400,000	Abu Dhabi Crude Oil Pipeline LLC, 4.60%, due 11/2/2047	326,904 (b)
	200,000	Abu Dhabi National Energy Co. PJSC, 2.00%, due 4/29/2028	171,230 (c)
	200,000	DIB Sukuk Ltd., 2.95%, due 1/16/2026	186,900 (b)
	400,000	DP World Ltd., 6.85%, due 7/2/2037	395,522 (b)
	200,000	Emirates NBD Bank PJSC, 6.13%, due 3/20/2025	195,000 (b)(d)(e)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Principal Amount(a)			Value
United Arab Emirates – cont'd
Galaxy Pipeline Assets Bidco Ltd.
	$200,000	2.63%, due 3/31/2036	$150,671 (c)
	186,624	2.94%, due 9/30/2040	137,706 (c)
	300,000	Shelf Drilling Holdings Ltd., 9.63%, due 4/15/2029	285,232 (c)
2,038,780
United Kingdom 0.4%
CK Hutchison International 23 Ltd.
	200,000	4.75%, due 4/21/2028	191,980 (c)
	200,000	4.88%, due 4/21/2033	182,304 (c)
	200,000	Standard Chartered PLC, 6.30%, due 7/6/2034	186,094 (c)(d)
560,378
United States 0.3%
	200,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.75%, due 4/1/2033	176,644
	200,000	Sagicor Financial Co. Ltd., 5.30%, due 5/13/2028	186,180 (b)
362,824
Venezuela 0.4%
Petroleos de Venezuela SA
	1,347,609	6.00%, due 5/16/2024	171,146 (b)(g)
	1,631,452	6.00%, due 11/15/2026	203,116 (b)(g)
	650,000	5.38%, due 4/12/2027	86,450 (b)(g)
	784,800	5.38%, due 4/12/2027	104,378 (b)(g)
565,090
Zambia 0.1%
	200,000	First Quantum Minerals Ltd., 6.88%, due 10/15/2027	170,345 (c)

Total Corporate Bonds (Cost $45,345,373)			38,133,609
Foreign Government Securities 61.3%
Angola 0.7%
Angolan Government International Bonds
	200,000	8.00%, due 11/26/2029	159,288 (b)
	400,000	8.75%, due 4/14/2032	310,885 (b)
	458,000	9.38%, due 5/8/2048	325,711 (b)
	200,000	9.13%, due 11/26/2049	139,973 (b)
935,857
Argentina 0.7%
Argentine Republic Government International Bonds
	810,000	0.75%, due 7/9/2030	223,852 (h)
	2,511,000	3.63%, due 7/9/2035	616,097 (h)
Provincia de Buenos Aires/Government Bonds
EUR	139,590	4.50%, due 9/1/2037	41,457 (c)(h)
	$180,000	6.38%, due 9/1/2037	57,150 (b)(h)
938,556
Armenia 0.1%
	200,000	Armenia International Bonds, 3.60%, due 2/2/2031	147,000 (b)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Principal Amount(a)			Value
Azerbaijan 0.7%
		Azerbaijan International Bonds
	$400,000	5.13%, due 9/1/2029	$365,832 (b)
	200,000	3.50%, due 9/1/2032	156,100 (b)
		State Oil Co. of the Azerbaijan Republic
	310,000	6.95%, due 3/18/2030	301,493 (b)
	200,000	6.95%, due 3/18/2030	194,512 (b)
			1,017,937
Bahamas 0.1%
	200,000	Bahamas Government International Bonds, 6.00%, due 11/21/2028	164,002 (b)
Benin 0.1%
EUR	200,000	Benin Government International Bonds, 4.95%, due 1/22/2035	143,106 (b)
Bermuda 0.3%
		Bermuda Government International Bonds
	$200,000	3.72%, due 1/25/2027	185,919 (b)
	290,000	4.75%, due 2/15/2029	271,875 (b)
			457,794
Brazil 2.7%
		Brazil Government International Bonds
	420,000	6.00%, due 10/20/2033	388,571
	470,000	5.00%, due 1/27/2045	336,549
BRL	2,194,000	Brazil Letras do Tesouro Nacional, 9.59%, due 7/1/2025	365,310 (i)
	$200,000	Brazil Minas SPE via State of Minas Gerais, 5.33%, due 2/15/2028	193,500 (b)
		Brazil Notas do Tesouro Nacional
BRL	6,000,000	10.00%, due 1/1/2027	1,150,779
BRL	5,000,000	10.00%, due 1/1/2029	933,434
BRL	2,000,000	10.00%, due 1/1/2031	364,705
BRL	824,000	10.00%, due 1/1/2033	147,576
			3,880,424
Cameroon, Republic of 0.1%
EUR	181,000	Cameroon International Bonds, 5.95%, due 7/7/2032	122,865 (b)
Chile 1.0%
CLP	345,686,665	Bonos de la Tesoreria de la Republica, 1.90%, due 9/1/2030	345,169 (j)
		Bonos de la Tesoreria de la Republica en pesos
CLP	145,000,000	4.70%, due 9/1/2030	144,826 (b)
CLP	140,000,000	6.00%, due 4/1/2033	150,647 (b)
CLP	110,000,000	2.80%, due 10/1/2033	89,991 (b)
CLP	155,000,000	7.00%, due 5/1/2034	184,998 (b)
CLP	120,000,000	5.00%, due 3/1/2035	120,000
CLP	30,000,000	5.10%, due 7/15/2050	27,766
		Chile Government International Bonds
EUR	273,841	4.13%, due 7/5/2034	272,754
	$200,000	3.25%, due 9/21/2071	106,438
			1,442,589
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Principal Amount(a)			Value
China 3.6%
		China Government Bonds
CNY	9,200,000	1.99%, due 4/9/2025	$1,250,750
CNY	1,200,000	3.12%, due 12/5/2026	167,832
CNY	1,000,000	2.85%, due 6/4/2027	138,351
CNY	1,000,000	2.64%, due 1/15/2028	137,468
CNY	500,000	3.01%, due 5/13/2028	69,827
CNY	2,000,000	2.40%, due 7/15/2028	271,726
CNY	2,300,000	2.80%, due 3/24/2029	317,367
CNY	900,000	2.75%, due 6/15/2029	123,803
CNY	1,100,000	2.62%, due 9/25/2029	150,050
CNY	1,500,000	3.13%, due 11/21/2029	211,549
CNY	1,700,000	2.79%, due 12/15/2029	233,974
CNY	200,000	2.79%, due 12/15/2029	27,526
CNY	2,150,000	2.80%, due 3/25/2030	296,120
CNY	2,800,000	2.62%, due 6/25/2030	380,916
CNY	200,000	3.02%, due 5/27/2031	28,075
CNY	900,000	2.89%, due 11/18/2031	124,930
CNY	400,000	2.75%, due 2/17/2032	54,861
CNY	900,000	2.60%, due 9/1/2032	121,836
CNY	900,000	2.80%, due 11/15/2032	124,071
CNY	2,800,000	2.67%, due 5/25/2033	381,697
CNY	250,000	3.39%, due 3/16/2050	35,924
CNY	1,700,000	3.81%, due 9/14/2050	262,284
CNY	1,130,000	3.12%, due 10/25/2052	155,787
CNY	900,000	3.19%, due 4/15/2053	127,287
			5,194,011
Colombia 3.7%
		Colombia Government International Bonds
	$270,000	3.00%, due 1/30/2030	207,601
	650,000	7.50%, due 2/2/2034	607,872
	360,000	6.13%, due 1/18/2041	274,668
	310,000	5.63%, due 2/26/2044	216,639
	470,000	5.20%, due 5/15/2049	300,551
		Colombian TES
COP	1,149,000,000	5.75%, due 11/3/2027	233,604
COP	6,777,600,000	6.00%, due 4/28/2028	1,363,346
COP	1,830,400,000	7.75%, due 9/18/2030	372,589
COP	518,200,000	7.00%, due 3/26/2031	99,258
COP	4,580,400,000	7.00%, due 6/30/2032	841,119
COP	1,130,700,000	13.25%, due 2/9/2033	296,698
COP	1,818,400,000	7.25%, due 10/18/2034	321,944
COP	1,139,100,000	9.25%, due 5/28/2042	220,872
			5,356,761
Costa Rica 0.1%
	$200,000	Costa Rica Government International Bonds, 6.55%, due 4/3/2034	190,500 (b)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Principal Amount(a)			Value
Cote D'Ivoire 1.0%
		Ivory Coast Government International Bonds
EUR	730,000	5.25%, due 3/22/2030	$636,845 (b)
EUR	200,000	5.88%, due 10/17/2031	171,577 (b)
EUR	260,000	4.88%, due 1/30/2032	207,088 (b)
EUR	407,000	6.88%, due 10/17/2040	310,789 (b)
EUR	140,000	6.63%, due 3/22/2048	99,060 (b)
			1,425,359
Czech Republic 2.7%
		Czech Republic Government Bonds
CZK	6,100,000	6.00%, due 2/26/2026	271,328
CZK	13,950,000	2.50%, due 8/25/2028	548,790 (b)
CZK	14,590,000	2.75%, due 7/23/2029	572,327
CZK	3,750,000	0.05%, due 11/29/2029	123,603
CZK	20,940,000	0.95%, due 5/15/2030	719,098 (b)
CZK	14,630,000	1.20%, due 3/13/2031	498,158
CZK	5,580,000	6.20%, due 6/16/2031	264,421
CZK	5,010,000	1.75%, due 6/23/2032	172,427
CZK	13,160,000	2.00%, due 10/13/2033	448,387
CZK	4,030,000	4.20%, due 12/4/2036	164,479 (b)
CZK	1,980,000	1.95%, due 7/30/2037	61,841
CZK	2,200,000	1.50%, due 4/24/2040	60,025
			3,904,884
Dominican Republic 1.3%
		Dominican Republic International Bonds
DOP	8,000,000	9.75%, due 6/5/2026	139,740 (b)
	$150,000	5.95%, due 1/25/2027	144,318 (b)
	270,000	6.00%, due 7/19/2028	255,582 (b)
	683,000	6.00%, due 2/22/2033	601,969 (b)
DOP	16,000,000	11.25%, due 9/15/2035	277,508 (c)
	$150,000	6.40%, due 6/5/2049	117,508 (b)
	475,000	5.88%, due 1/30/2060	336,769 (b)
			1,873,394
Ecuador 0.5%
		Ecuador Government International Bonds
	159,901	6.00%, due 7/31/2030	80,890 (b)(h)
	71,437	0.00%, due 7/31/2030	21,213 (c)
	10,483	0.00%, due 7/31/2030	3,113 (b)
	453,326	3.50%, due 7/31/2035	171,607 (c)(h)
	1,089,456	3.50%, due 7/31/2035	412,415 (b)(h)
	25,160	2.50%, due 7/31/2040	8,415 (b)(h)
			697,653
Egypt 0.7%
		Egypt Government International Bonds
EUR	541,000	6.38%, due 4/11/2031	307,373 (b)
	$200,000	8.50%, due 1/31/2047	103,772 (b)
	200,000	8.70%, due 3/1/2049	105,220 (b)
	410,000	8.70%, due 3/1/2049	215,701 (b)
	400,000	8.88%, due 5/29/2050	211,795 (b)
			943,861
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Principal Amount(a)			Value
El Salvador 0.4%
		El Salvador Government International Bonds
	$224,000	7.65%, due 6/15/2035	$156,488 (b)
	596,000	9.50%, due 7/15/2052	436,983 (b)
			593,471
Ghana 0.6%
		Ghana Government Bonds
GHS	312,272	5.00% Cash/3.35% PIK, due 2/16/2027	14,941 (k)
GHS	312,503	5.00% Cash/3.50% PIK, due 2/15/2028	13,132 (k)
GHS	291,883	5.00% Cash/3.65% PIK, due 2/13/2029	11,001 (k)
GHS	292,098	5.00% Cash/3.80% PIK, due 2/12/2030	10,091 (k)
GHS	292,314	5.00% Cash/3.95% PIK, due 2/11/2031	9,399 (k)
GHS	292,529	5.00% Cash/4.10% PIK, due 2/10/2032	8,926 (k)
GHS	292,744	5.00% Cash/4.25% PIK, due 2/8/2033	8,582 (k)
		Ghana Government International Bonds
	$200,000	7.75%, due 4/7/2029	84,548 (b)(g)
	200,000	7.63%, due 5/16/2029	84,299 (b)(g)
	400,000	10.75%, due 10/14/2030	246,740 (b)
	200,000	10.75%, due 10/14/2030	123,370 (b)
	200,000	8.63%, due 4/7/2034	84,101 (b)(g)
	200,000	7.88%, due 2/11/2035	85,190 (b)(g)
			784,320
Guatemala 0.6%
		Guatemala Government Bonds
	320,000	7.05%, due 10/4/2032	313,546 (b)
	200,000	3.70%, due 10/7/2033	147,210 (b)
	440,000	6.60%, due 6/13/2036	406,434 (b)
			867,190
Hungary 1.8%
		Hungary Government Bonds
HUF	73,760,000	5.50%, due 6/24/2025	196,300
HUF	126,660,000	9.50%, due 10/21/2026	362,134
HUF	81,230,000	3.00%, due 10/27/2027	190,652
HUF	117,950,000	4.50%, due 3/23/2028	288,880
HUF	68,290,000	6.75%, due 10/22/2028	182,880
HUF	49,450,000	2.00%, due 5/23/2029	104,933
HUF	114,200,000	3.00%, due 8/21/2030	245,051
HUF	56,600,000	3.25%, due 10/22/2031	119,294
HUF	369,370,000	4.75%, due 11/24/2032	839,062
			2,529,186
Indonesia 4.9%
		Indonesia Government International Bonds
EUR	650,000	1.40%, due 10/30/2031	533,499
EUR	380,000	1.10%, due 3/12/2033	287,737
EUR	150,000	1.30%, due 3/23/2034	112,427
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Principal Amount(a)			Value
Indonesia – cont'd
		Indonesia Treasury Bonds
IDR	2,300,000,000	7.00%, due 5/15/2027	$144,189
IDR	3,304,000,000	6.13%, due 5/15/2028	200,076
IDR	21,434,000,000	6.38%, due 8/15/2028	1,311,670
IDR	4,375,000,000	9.00%, due 3/15/2029	296,957
IDR	1,500,000,000	6.88%, due 4/15/2029	93,344
IDR	1,306,000,000	6.50%, due 2/15/2031	78,812
IDR	3,604,000,000	8.75%, due 5/15/2031	245,949
IDR	1,000,000,000	6.38%, due 4/15/2032	60,022
IDR	3,500,000,000	7.50%, due 8/15/2032	222,807
IDR	18,299,000,000	7.00%, due 2/15/2033	1,139,552
IDR	7,977,000,000	6.63%, due 5/15/2033	482,407
IDR	800,000,000	6.63%, due 2/15/2034	48,344
IDR	344,000,000	8.38%, due 3/15/2034	23,382
IDR	5,600,000,000	7.50%, due 6/15/2035	359,370
IDR	1,783,000,000	8.25%, due 5/15/2036	120,653
IDR	400,000,000	6.38%, due 7/15/2037	23,998
IDR	1,205,000,000	7.50%, due 5/15/2038	77,332
IDR	8,100,000,000	7.13%, due 6/15/2038	506,031
IDR	3,000,000,000	7.50%, due 4/15/2040	192,786
IDR	4,250,000,000	7.13%, due 6/15/2042	264,912
IDR	4,050,000,000	7.13%, due 6/15/2043	253,399
			7,079,655
Kazakhstan 0.3%
EUR	500,000	Kazakhstan Government International Bonds, 1.50%, due 9/30/2034	370,931 (b)
Lebanon 0.1%
		Lebanon Government International Bonds
	$622,000	6.38%, due 3/9/2020	37,420 (g)
	469,000	6.60%, due 11/27/2026	28,215 (b)(g)
	121,000	6.85%, due 5/25/2029	7,340 (g)
	601,000	6.65%, due 2/26/2030	37,375 (b)(g)
	1,400,000	8.25%, due 5/17/2034	90,160 (g)
			200,510
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Principal Amount(a)			Value
Malaysia 4.1%
		Malaysia Government Bonds
MYR	700,000	3.91%, due 7/15/2026	$147,754
MYR	900,000	3.90%, due 11/30/2026	189,616
MYR	1,350,000	3.50%, due 5/31/2027	280,299
MYR	4,225,000	3.90%, due 11/16/2027	888,841
MYR	1,680,000	3.73%, due 6/15/2028	349,314
MYR	2,400,000	4.50%, due 4/30/2029	514,738
MYR	1,000,000	4.50%, due 4/15/2030	214,597
MYR	1,300,000	2.63%, due 4/15/2031	246,703
MYR	135,000	4.23%, due 6/30/2031	28,487
MYR	1,400,000	3.58%, due 7/15/2032	281,279
MYR	1,000,000	4.64%, due 11/7/2033	219,328
MYR	1,265,000	3.83%, due 7/5/2034	256,567
MYR	300,000	4.25%, due 5/31/2035	63,080
MYR	700,000	4.76%, due 4/7/2037	154,438
MYR	3,050,000	4.89%, due 6/8/2038	683,124
MYR	1,050,000	3.76%, due 5/22/2040	202,222
MYR	2,917,000	4.70%, due 10/15/2042	632,563
MYR	350,000	4.94%, due 9/30/2043	77,859
MYR	1,350,000	4.07%, due 6/15/2050	260,923
		Malaysia Government Investment Issue
MYR	400,000	4.07%, due 9/30/2026	84,649
MYR	500,000	4.37%, due 10/31/2028	107,023
			5,883,404
Mexico 4.2%
		Mexico Bonos
MXN	9,070,000	5.50%, due 3/4/2027	434,992
MXN	16,480,000	7.50%, due 6/3/2027	836,441
MXN	37,127,500	8.50%, due 5/31/2029	1,913,315
MXN	3,740,000	8.50%, due 5/31/2029	192,736
MXN	15,106,100	7.75%, due 5/29/2031	729,616
MXN	14,020,000	7.50%, due 5/26/2033	649,862
MXN	2,570,000	10.00%, due 11/20/2036	141,113
MXN	7,093,500	7.75%, due 11/13/2042	314,055
MXN	5,397,100	8.00%, due 11/7/2047	242,769
		Mexico Government International Bonds
EUR	100,000	2.38%, due 2/11/2030	91,775
	$620,000	5.75%, due 10/12/2110	475,390
			6,022,064
Mongolia 0.4%
	600,000	Mongolia Government International Bonds, 3.50%, due 7/7/2027	501,258 (b)
Morocco 0.3%
		Morocco Government International Bonds
	314,000	3.00%, due 12/15/2032	233,930 (b)
	200,000	6.50%, due 9/8/2033	191,500 (b)
			425,430
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Principal Amount(a)			Value
Nigeria 0.4%
		Nigeria Government International Bonds
	$400,000	8.75%, due 1/21/2031	$344,000 (b)
	200,000	7.88%, due 2/16/2032	160,050 (b)
			504,050
Oman 0.5%
		Oman Government International Bonds
	200,000	6.25%, due 1/25/2031	194,377 (b)
	215,000	6.75%, due 1/17/2048	192,209 (b)
	400,000	7.00%, due 1/25/2051	367,827 (b)
			754,413
Panama 0.5%
		Panama Government International Bonds
	200,000	6.40%, due 2/14/2035	183,381
	253,000	6.70%, due 1/26/2036	236,810
	240,000	6.85%, due 3/28/2054	206,817
	266,000	3.87%, due 7/23/2060	140,719
			767,727
Papua New Guinea 0.1%
	200,000	Papua New Guinea Government International Bonds, 8.38%, due 10/4/2028	182,840 (b)
Paraguay 0.3%
	430,000	Paraguay Government International Bonds, 6.10%, due 8/11/2044	359,891 (b)
Peru 1.8%
		Peru Government Bonds
PEN	911,000	5.94%, due 2/12/2029	227,186
PEN	1,707,000	6.15%, due 8/12/2032	405,953
PEN	1,170,000	7.30%, due 8/12/2033	298,211 (b)
PEN	1,999,000	5.40%, due 8/12/2034	434,057
PEN	207,000	5.35%, due 8/12/2040	41,851
		Peruvian Government International Bonds
EUR	684,000	1.25%, due 3/11/2033	523,482
PEN	427,000	5.40%, due 8/12/2034	92,717 (b)
EUR	274,000	1.95%, due 11/17/2036	197,145
PEN	1,564,000	6.90%, due 8/12/2037	377,746 (b)
			2,598,348
Philippines 0.2%
EUR	326,000	Philippine Government International Bonds, 1.75%, due 4/28/2041	215,864
Poland 4.1%
EUR	276,000	Bank Gospodarstwa Krajowego, 5.13%, due 2/22/2033	296,088 (b)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Principal Amount(a)			Value
Poland – cont'd
		Poland Government Bonds
PLN	2,408,000	2.50%, due 7/25/2026	$534,024
PLN	345,000	0.25%, due 10/25/2026	71,120
PLN	1,328,000	3.75%, due 5/25/2027	301,092
PLN	1,963,000	2.50%, due 7/25/2027	424,473
PLN	4,620,000	7.50%, due 7/25/2028	1,193,916
PLN	3,954,000	2.75%, due 10/25/2029	817,188
PLN	2,747,000	1.25%, due 10/25/2030	498,792
PLN	6,230,000	1.75%, due 4/25/2032	1,101,934
PLN	2,141,000	6.00%, due 10/25/2033	521,103
	$187,000	Poland Government International Bonds , 5.50%, due 4/4/2053	164,803
			5,924,533
Qatar 0.2%
	346,000	Qatar Government International Bonds, 4.82%, due 3/14/2049	283,048 (b)
Romania 3.2%
		Romania Government Bonds
RON	1,415,000	3.25%, due 6/24/2026	280,122
RON	4,795,000	2.50%, due 10/25/2027	882,275
RON	1,010,000	8.75%, due 10/30/2028	233,111
RON	35,000	5.00%, due 2/12/2029	6,840
RON	1,865,000	4.85%, due 7/25/2029	360,119
RON	325,000	8.00%, due 4/29/2030	73,141
RON	725,000	4.15%, due 10/24/2030	131,407
RON	445,000	7.35%, due 4/28/2031	97,386
RON	515,000	3.65%, due 9/24/2031	88,152
RON	1,860,000	6.70%, due 2/25/2032	386,975
RON	1,505,000	8.25%, due 9/29/2032	346,962
RON	650,000	4.75%, due 10/11/2034	114,027
RON	385,000	7.90%, due 2/24/2038	87,073
		Romania Government International Bonds
EUR	900,000	2.00%, due 1/28/2032	684,125 (b)
EUR	104,000	2.00%, due 4/14/2033	75,456 (b)
EUR	42,000	6.38%, due 9/18/2033	43,710 (b)
EUR	176,000	3.75%, due 2/7/2034	146,857 (b)
EUR	314,000	3.88%, due 10/29/2035	260,070 (b)
EUR	62,000	2.88%, due 4/13/2042	38,387 (b)
EUR	342,000	3.38%, due 1/28/2050	213,317 (b)
			4,549,512
Serbia 0.7%
		Serbia International Bonds
EUR	391,000	1.50%, due 6/26/2029	319,597 (b)
	$205,000	6.50%, due 9/26/2033	193,240 (b)
EUR	334,000	2.05%, due 9/23/2036	211,973 (b)
		Serbia Treasury Bonds
RSD	16,660,000	4.50%, due 1/11/2026	148,045
RSD	9,970,000	5.88%, due 2/8/2028	91,226
RSD	5,360,000	4.50%, due 8/20/2032	42,033
			1,006,114
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Principal Amount(a)			Value
South Africa 4.8%
		South Africa Government Bonds
ZAR	15,262,788	10.50%, due 12/21/2026	$843,333
ZAR	7,689,376	7.00%, due 2/28/2031	326,223
ZAR	28,235,913	8.75%, due 2/28/2048	1,058,989
		South Africa Government Bonds
ZAR	14,463,719	8.88%, due 2/28/2035	616,575
ZAR	37,335,335	6.25%, due 3/31/2036	1,238,201
ZAR	15,347,360	8.50%, due 1/31/2037	608,048
ZAR	19,366,063	9.00%, due 1/31/2040	770,174
ZAR	17,538,378	8.75%, due 1/31/2044	660,224
		South Africa Government International Bonds
	$273,000	5.65%, due 9/27/2047	177,243
	200,000	5.75%, due 9/30/2049	129,734
		South Africa Government International Bonds
	400,000	5.88%, due 4/20/2032	337,428
	200,000	7.30%, due 4/20/2052	155,534
			6,921,706
Sri Lanka 0.7%
		Sri Lanka Government International Bonds
	200,000	6.85%, due 11/3/2025	102,991 (b)(g)
	200,000	6.20%, due 5/11/2027	99,440 (b)(g)
	564,000	6.75%, due 4/18/2028	280,231 (b)(g)
	203,000	7.85%, due 3/14/2029	100,864 (b)(g)
	830,000	7.55%, due 3/28/2030	412,622 (b)(g)
			996,148
Thailand 2.9%
THB	5,052,000	Bank of Thailand Bills, 1.84%, due 5/9/2024	138,832 (i)
		Thailand Government Bonds
THB	8,000,000	0.75%, due 6/17/2024	220,301
THB	13,418,000	1.45%, due 12/17/2024	369,119
THB	10,500,000	2.13%, due 12/17/2026	287,117
THB	8,000,000	1.00%, due 6/17/2027	208,913
THB	19,300,000	2.65%, due 6/17/2028	531,682
THB	5,400,000	2.40%, due 3/17/2029	146,488
THB	8,000,000	4.88%, due 6/22/2029	244,442
THB	7,000,000	1.60%, due 12/17/2029	179,676
THB	2,000,000	3.78%, due 6/25/2032	57,930
THB	5,000,000	1.60%, due 6/17/2035	114,616
THB	6,571,000	1.59%, due 12/17/2035	149,826
THB	7,350,000	3.40%, due 6/17/2036	201,889
THB	18,400,000	3.39%, due 6/17/2037	503,963
THB	10,116,000	3.30%, due 6/17/2038	270,651
THB	12,900,000	2.00%, due 6/17/2042	278,040
THB	10,500,000	3.45%, due 6/17/2043	282,348
THB	1,248,000	2.88%, due 6/17/2046	29,578
			4,215,411
Tunisia 0.0%(f)
EUR	104,000	Tunisian Republic, 6.38%, due 7/15/2026	66,576 (b)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Principal Amount(a)			Value
Turkey 0.8%
		Turkey Government Bonds
TRY	18,538,063	1.50%, due 6/18/2025	$745,273 (j)
TRY	5,058,000	17.80%, due 7/13/2033	125,516
	$300,000	Turkey Government International Bonds, 9.13%, due 7/13/2030	299,625
			1,170,414
Uganda 0.3%
		Uganda Government Bonds
UGX	363,300,000	14.38%, due 2/3/2033	91,644
UGX	1,158,500,000	14.25%, due 6/22/2034	288,941
			380,585
Ukraine 0.3%
		Ukraine Government International Bonds
	$128,000	7.75%, due 9/1/2027	35,919 (b)
	470,000	6.88%, due 5/21/2031	115,201 (b)
	490,000	7.75%, due 8/1/2041	203,105 (b)(l)
	286,000	7.75%, due 8/1/2041	118,547 (c)(l)
			472,772
United Arab Emirates 0.1%
	200,000	UAE International Government Bonds, 4.95%, due 7/7/2052	168,894 (b)
Uruguay 0.7%
		Uruguay Government International Bonds
UYU	19,106,000	8.50%, due 3/15/2028	453,698 (b)
UYU	16,279,773	8.25%, due 5/21/2031	370,073
UYU	5,508,288	9.75%, due 7/20/2033	136,514
			960,285
Uzbekistan 0.1%
	$200,000	Uzbekneftegaz JSC, 4.75%, due 11/16/2028	157,018 (c)
Venezuela 0.1%
	916,200	Venezuela Government International Bonds, 8.25%, due 10/13/2024	154,123 (b)(g)
Zambia 0.7%
ZMW	20,015,000	Zambia Government Bonds, 13.00%, due 1/25/2031	541,140
		Zambia Government International Bonds
	$210,000	5.38%, due 9/20/2022	113,413 (b)(g)
	400,000	8.50%, due 4/14/2024	244,040 (b)(g)
	210,000	8.97%, due 7/30/2027	127,837 (b)(g)
			1,026,430
Total Foreign Government Securities (Cost $98,823,824)			87,930,674
U.S. Treasury Obligations 2.8%
		U.S. Treasury Bills
	762,900	5.22%, due 12/7/2023	758,872 (i)
	1,500,000	5.26%, due 1/18/2024	1,482,734 (i)
	368,400	5.30%, due 2/15/2024	362,644 (i)
	1,469,800	5.31%, due 2/29/2024	1,443,785 (i)

Total U.S. Treasury Obligations (Cost $4,048,269)			4,048,035
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Number of Shares		Value

Short-Term Investments 6.6%
Investment Companies 6.6%
9,549,332	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.30%(m) (Cost $ 9,549,332)	$9,549,332
Total Investments 97.3% (Cost $157,766,798)		139,661,650
Other Assets Less Liabilities 2.7%		3,858,879 (n)
Net Assets 100.0%		$143,520,529

(a)	Principal amount is stated in the currency in which the security is denominated.
(b)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at October 31, 2023 amounted to $44,137,262, which represents 30.8% of net assets of the
Fund.

(c)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2023, these securities amounted to $12,089,742, which represents 8.4% of net assets of the Fund.

(d)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(e)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.
(f)	Represents less than 0.05% of net assets of the Fund.
(g)	Defaulted security.
(h)
Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of
October 31, 2023.

(i)	Rate shown was the discount rate at the date of purchase.
(j)	Index-linked bond whose principal amount adjusts according to a government retail price index.
(k)	Payment-in-kind (PIK) security.
(l)	Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2023 and changes periodically.
(m)	Represents 7-day effective yield as of October 31, 2023.
(n)	Includes the impact of the Fund’s open positions in derivatives at October 31, 2023.
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)

POSITIONS BY INDUSTRY
Industry	Investments at Value	Percentage of Net Assets
Foreign Government*	$86,842,731	60.5%
Banks	8,027,229	5.6%
Oil & Gas	7,376,041	5.1%
U.S. Treasury Obligations	4,048,035	2.8%
Electric	2,966,687	2.1%
Telecommunications	1,943,178	1.4%
Mining	1,864,194	1.3%
Lodging	1,688,536	1.2%
Pipelines	1,579,428	1.1%
Chemicals	1,284,778	0.9%
Diversified Financial Services	1,283,239	0.9%
Food	1,098,680	0.8%
Insurance	1,027,564	0.7%
Commercial Services	947,333	0.7%
Energy - Alternate Sources	786,367	0.5%
Multi-National	704,526	0.5%
Real Estate	613,226	0.4%
Semiconductors	578,960	0.4%
Engineering & Construction	512,508	0.4%
Iron - Steel	504,787	0.4%
Pharmaceuticals	427,791	0.3%
Transportation	414,416	0.3%
Building Materials	412,613	0.3%
Internet	385,196	0.3%
Investment Companies	379,367	0.3%
Holding Companies - Diversified	377,376	0.3%
Real Estate Investment Trusts	345,212	0.2%
Gas	341,609	0.2%
Retail	198,574	0.1%
Media	188,662	0.1%
Forest Products & Paper	188,300	0.1%
Beverages	176,000	0.1%
Computers	161,459	0.1%
Packaging & Containers	153,962	0.1%
Oil & Gas Services	150,008	0.1%
Healthcare - Services	133,746	0.1%
Short-Term Investments and Other Assets—Net	13,408,211	9.3%
	$143,520,529	100.0%

*	Foreign Governments do not constitute an industry.
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Derivative Instruments
Futures contracts ("futures")
At October 31, 2023, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2023	25	Euro-Bobl	$3,076,162	$(29,408)
12/2023	36	Korea Bond, 3 Year	2,728,755	(21,418)
12/2023	9	U.S. Treasury Long Bond	984,938	(98,594)
12/2023	6	U.S. Treasury Note, 10 Year	637,031	(11,965)
12/2023	15	U.S. Treasury Note, 2 Year	3,036,328	(17,952)
12/2023	79	U.S. Treasury Note, 5 Year	8,253,649	(100,068)
12/2023	9	U.S. Treasury Ultra Bond	1,013,063	(137,829)
Total Long Positions			$19,729,926	$(417,234)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2023	10	Euro-Bobl	$(1,230,465)	$5,805
12/2023	36	Euro-Bund	(4,913,437)	78,859
12/2023	5	Euro-Buxl Bond, 30 Year	(637,082)	48,983
12/2023	1	Euro-Schatz	(111,286)	167
12/2023	10	U.S. Treasury Note, 10 Year	(1,061,719)	41,046
12/2023	6	U.S. Treasury Ultra Bond	(675,375)	76,425
Total Short Positions			$(8,629,364)	$251,285
Total Futures				$(165,949)
At October 31, 2023, the Fund had $803,022 deposited in a segregated account to cover margin requirements on open futures.
For the year ended October 31, 2023, the average notional value for the months where the Fund had futures outstanding was $15,835,972 for long positions and $(9,607,017) for short positions.
Forward foreign currency contracts ("forward FX contracts")
At October 31, 2023, open forward FX contracts for the Fund were as follows:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
BRL	1,803,102	USD	351,271	CITI	12/4/2023	$5,013
BRL	2,133,784	USD	411,344	JPM	12/4/2023	10,282
BRL	3,800,000	USD	745,640	JPM	12/4/2023	5,222
USD	439,641	BRL	2,212,052	MS	12/4/2023	2,550
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
CLP	175,904,531	USD	188,721	JPM	12/20/2023	$7,267
CLP	242,215,047	USD	256,883	SSB	12/20/2023	12,986
USD	603,477	CLP	540,818,176	CITI	12/20/2023	914
USD	764,543	CNH	5,542,959	SCB	11/17/2023	8,712
USD	55,588	CNH	402,604	HSBC	11/21/2023	675
USD	746,388	CNH	5,435,877	MS	11/21/2023	4,965
USD	4,361,894	CNH	31,839,963	CITI	12/11/2023	13,375
USD	465,986	CNH	3,385,511	HSBC	12/20/2023	3,330
USD	614,532	CNH	4,484,472	CITI	1/10/2024	791
COP	2,180,466,382	USD	493,933	BCB	11/3/2023	35,695
COP	2,369,637,219	USD	541,013	GSI	11/3/2023	34,564
COP	2,680,848,009	USD	628,777	CITI	12/20/2023	15,629
USD	115,210	COP	464,929,101	BCB	12/20/2023	3,453
USD	330,222	COP	1,360,042,021	BCB	12/20/2023	3,303
USD	2,125,446	COP	8,742,278,536	CITI	12/20/2023	24,031
USD	397,593	COP	1,589,577,262	CITI	12/20/2023	15,500
CZK	8,985,249	EUR	363,074	CITI	11/21/2023	2,235
CZK	15,047,760	EUR	610,506	CITI	11/21/2023	1,139
CZK	8,942,023	EUR	362,573	CITI	11/21/2023	905
CZK	17,249,797	EUR	698,797	JPM	11/21/2023	2,416
USD	748,044	CZK	17,059,889	CITI	11/13/2023	13,622
EUR	335,129	CZK	8,137,135	CITI	11/21/2023	4,674
EUR	366,106	CZK	8,997,827	CITI	11/21/2023	434
EUR	446,702	CZK	10,840,259	JPM	11/21/2023	6,485
EUR	44,481	CZK	1,082,959	MS	11/21/2023	494
EUR	173,086	CZK	4,263,671	CITI	12/20/2023	118
EUR	111,159	PLN	496,867	MS	12/20/2023	87
EUR	280,752	USD	295,596	CITI	11/3/2023	1,479
EUR	209,743	USD	220,622	CITI	11/3/2023	1,315
EUR	155,943	USD	164,704	CITI	11/3/2023	306
EUR	121,295	USD	128,337	CITI	11/3/2023	10
EUR	311,864	USD	327,340	DB	11/3/2023	2,656
EUR	560,965	USD	591,623	JPM	11/3/2023	1,957
EUR	68,525	USD	72,356	BCB	12/5/2023	248
EUR	1,404,518	USD	1,479,214	JPM	12/7/2023	9,074
USD	8,432,177	EUR	7,934,006	CITI	11/2/2023	37,203
USD	233,123	EUR	220,000	CITI	11/2/2023	341
USD	596,557	EUR	563,068	BCB	11/3/2023	751
USD	106,530	EUR	100,576	BNP	11/3/2023	106
USD	299,801	EUR	282,377	CITI	11/3/2023	1,006
USD	292,870	EUR	276,052	CITI	11/3/2023	767
USD	838,456	EUR	790,003	JPM	11/3/2023	2,520
USD	295,115	EUR	277,996	JPM	11/3/2023	956
USD	109,705	EUR	103,525	JPM	11/3/2023	161
USD	181,532	EUR	171,525	JPM	11/3/2023	35
USD	8,270,129	EUR	7,755,220	SCB	12/4/2023	53,821
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
USD	117,980	EUR	110,486	CITI	12/5/2023	$918
USD	108,596	EUR	102,395	CITI	12/5/2023	107
USD	130,199	EUR	122,611	GSI	12/5/2023	290
USD	1,516,854	EUR	1,404,518	SCB	12/7/2023	28,566
HUF	130,956,709	EUR	340,835	BNP	11/14/2023	801
HUF	63,233,014	EUR	161,823	CITI	11/14/2023	3,298
HUF	106,172,165	EUR	275,686	CITI	11/14/2023	1,330
HUF	143,265,907	EUR	364,118	GSI	11/14/2023	10,142
HUF	250,372,079	EUR	640,285	HSBC	11/14/2023	13,542
HUF	62,600,683	EUR	159,741	HSBC	11/14/2023	3,756
HUF	55,119,766	EUR	141,043	HSBC	11/14/2023	2,893
HUF	268,017,803	EUR	689,843	JPM	11/14/2023	9,806
HUF	141,996,017	EUR	361,478	JPM	11/14/2023	9,431
HUF	90,284,187	EUR	232,346	JPM	11/14/2023	3,339
HUF	21,864,067	EUR	56,225	JPM	11/14/2023	853
HUF	63,549,179	EUR	162,209	SSB	11/14/2023	3,763
HUF	63,549,178	EUR	162,479	SSB	11/14/2023	3,477
USD	77,663	IDR	1,191,890,358	BNP	12/20/2023	2,897
USD	157,988	IDR	2,413,737,110	HSBC	12/20/2023	6,578
USD	762,281	ILS	2,912,067	CITI	11/21/2023	41,295
USD	727,029	ILS	2,790,772	GSI	11/21/2023	36,073
KRW	19,069,138	USD	14,128	HSBC	12/20/2023	4
USD	1,119,745	KRW	1,491,063,570	JPM	11/13/2023	16,942
USD	368,208	KRW	497,265,514	DB	11/17/2023	350
USD	766,240	KRW	1,034,475,286	JPM	12/7/2023	159
USD	17,875	KRW	23,444,710	CITI	12/20/2023	500
KZT	95,874,375	USD	193,100	JPM	12/28/2023	7,987
MXN	6,770,699	USD	372,059	CITI	12/20/2023	585
MXN	6,188,357	USD	334,996	SCB	12/20/2023	5,598
USD	375,053	MXN	6,666,618	GSI	11/13/2023	5,879
USD	371,002	MXN	6,525,790	BNP	12/20/2023	11,837
USD	377,995	MXN	6,572,100	MS	12/20/2023	16,281
USD	109,962	MYR	512,564	HSBC	12/20/2023	2,047
USD	124,803	MYR	584,190	JPM	12/20/2023	1,808
USD	363,325	MYR	1,721,070	JPM	1/23/2024	220
USD	533,383	PEN	2,049,683	CITI	1/18/2024	1,404
PHP	35,111,004	USD	617,043	CITI	12/20/2023	1,227
USD	567,864	PHP	32,222,281	GSI	12/20/2023	461
PLN	1,702,768	EUR	362,170	CITI	11/20/2023	20,688
PLN	1,699,109	EUR	365,563	CITI	11/20/2023	16,228
PLN	1,523,872	EUR	341,464	CITI	11/20/2023	150
PLN	3,991,001	EUR	857,449	CITI	12/20/2023	36,860
PLN	1,586,446	EUR	345,114	CITI	12/20/2023	10,121
PLN	1,610,483	EUR	352,152	CITI	12/20/2023	8,355
PLN	1,610,482	EUR	354,089	CITI	12/20/2023	6,301
PLN	1,549,246	EUR	345,910	CITI	12/20/2023	457
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
PLN	3,206,680	USD	742,484	CITI	11/13/2023	$18,735
USD	367,701	SGD	501,120	CITI	1/22/2024	356
THB	19,511,178	USD	528,687	CITI	11/3/2023	14,202
THB	20,307,553	USD	550,527	HSBC	11/3/2023	14,521
THB	39,818,731	USD	1,081,928	JPM	11/3/2023	26,009
THB	13,459,139	USD	366,145	GSI	11/6/2023	8,441
THB	39,641,297	USD	1,092,203	JPM	11/13/2023	11,713
THB	23,789,737	USD	654,865	CITI	12/20/2023	9,863
THB	2,962,902	USD	80,529	HSBC	12/20/2023	2,260
THB	7,995,117	USD	217,716	JPM	12/20/2023	5,681
THB	7,974,161	USD	219,265	JPM	12/20/2023	3,547
THB	8,056,839	USD	223,113	JPM	12/20/2023	2,009
USD	1,120,130	THB	39,728,475	JPM	11/13/2023	13,786
USD	776,857	TWD	24,860,204	SSB	1/12/2024	7,338
USD	169,268	UYU	6,427,104	CITI	11/10/2023	8,631
USD	162,416	UYU	6,175,061	CITI	11/10/2023	8,078
USD	150,409	UYU	5,745,629	CITI	11/10/2023	6,804
USD	193,282	UYU	7,398,637	HSBC	11/10/2023	8,362
USD	170,320	UYU	6,574,350	HSBC	11/10/2023	6,002
ZAR	10,389,546	USD	530,491	JPM	11/3/2023	26,916
ZAR	10,643,573	USD	543,631	MS	11/3/2023	27,405
ZAR	9,772,004	USD	519,025	CITI	11/6/2023	5,117
ZAR	1,532,302	USD	79,212	MS	11/6/2023	2,976
ZAR	14,799,740	USD	769,166	CITI	12/20/2023	21,615
ZAR	5,272,262	USD	277,142	CITI	12/20/2023	4,566
ZAR	3,732,821	USD	191,246	DB	12/20/2023	8,206
ZAR	5,769,949	USD	305,143	GSI	12/20/2023	3,157
ZAR	6,569,666	USD	338,768	JPM	12/20/2023	12,263
ZAR	5,543,677	USD	291,650	JPM	12/20/2023	4,561
ZAR	2,195,130	USD	115,485	JPM	12/20/2023	1,806
ZAR	8,484,275	USD	435,464	MS	12/20/2023	17,869
Total unrealized appreciation						$1,023,977
BRL	1,722,188	USD	344,084	GSI	12/4/2023	(3,788)
BRL	24,160,304	USD	4,849,130	MS	12/4/2023	(75,168)
USD	290,450	BRL	1,477,645	DB	12/4/2023	(1,525)
USD	302,317	BRL	1,537,957	DB	12/4/2023	(1,576)
USD	327,163	BRL	1,662,912	GSI	12/4/2023	(1,421)
USD	316,780	BRL	1,603,850	JPM	12/4/2023	(133)
CLP	69,245,282	USD	77,437	BCB	12/20/2023	(286)
CLP	698,964,422	USD	782,715	CITI	12/20/2023	(3,950)
USD	362,691	CLP	343,095,591	SSB	12/20/2023	(19,576)
CNH	8,649,730	USD	1,197,782	BCB	12/20/2023	(15,730)
CNH	729,072	USD	100,698	BNP	12/20/2023	(1,065)
CNH	8,649,730	USD	1,197,640	BNP	12/20/2023	(15,588)
CNH	175,552	USD	24,121	SCB	12/20/2023	(131)
USD	64,985	CNH	475,593	CITI	12/20/2023	(8)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
COP	2,700,373,630	USD	673,318	BCB	12/20/2023	$(24,218)
COP	559,509,547	USD	135,647	GSI	12/20/2023	(1,156)
USD	535,178	COP	2,229,550,764	CITI	11/3/2023	(6,372)
USD	559,979	COP	2,320,552,837	JPM	11/3/2023	(3,675)
USD	165,041	COP	688,952,318	JPM	12/20/2023	(565)
CZK	2,558,501	EUR	104,613	JPM	11/21/2023	(666)
CZK	1,548,898	EUR	62,976	JPM	12/20/2023	(147)
CZK	3,420,234	EUR	139,562	JPM	12/20/2023	(854)
CZK	17,059,889	USD	747,712	CITI	11/13/2023	(13,290)
EGP	15,523,396	USD	452,182	CITI	1/17/2024	(1,979)
EUR	365,074	CZK	8,997,829	CITI	11/21/2023	(659)
EUR	690,010	CZK	17,079,254	CITI	11/21/2023	(4,381)
EUR	342,800	CZK	8,478,015	CITI	12/20/2023	(1,216)
EUR	695,790	HUF	269,307,876	CITI	11/14/2023	(7,072)
EUR	353,710	HUF	138,170,473	CITI	11/14/2023	(7,091)
EUR	326,562	HUF	131,958,033	CITI	11/14/2023	(18,675)
EUR	280,624	HUF	109,243,925	GSI	11/14/2023	(4,585)
EUR	353,346	HUF	138,412,664	GSI	11/14/2023	(8,144)
EUR	349,672	HUF	138,539,968	GSI	11/14/2023	(12,385)
EUR	363,022	HUF	144,076,350	GSI	11/14/2023	(13,540)
EUR	63,474	HUF	24,644,531	JPM	11/14/2023	(856)
EUR	150,294	HUF	58,672,591	JPM	11/14/2023	(2,911)
EUR	204,664	HUF	81,811,931	JPM	11/14/2023	(9,249)
EUR	262,986	HUF	105,591,634	MS	11/14/2023	(13,171)
EUR	351,933	PLN	1,626,977	CITI	11/20/2023	(13,538)
EUR	372,708	PLN	1,726,187	CITI	11/20/2023	(15,089)
EUR	356,832	PLN	1,658,493	CITI	11/20/2023	(15,831)
EUR	363,355	PLN	1,678,126	JPM	11/20/2023	(13,584)
EUR	544,347	PLN	2,535,030	BCB	12/20/2023	(23,724)
EUR	363,337	PLN	1,684,907	CITI	12/20/2023	(14,138)
EUR	210,490	PLN	978,067	JPM	12/20/2023	(8,654)
EUR	104,394	RON	520,998	CITI	11/20/2023	(418)
EUR	71,520	RON	356,777	JPM	11/20/2023	(253)
EUR	235,309	RON	1,173,478	JPM	11/20/2023	(755)
EUR	398,786	USD	422,974	BCB	11/2/2023	(1,019)
EUR	7,755,220	USD	8,259,542	SCB	11/2/2023	(53,741)
EUR	139,324	USD	147,549	CITI	11/3/2023	(124)
EUR	233,808	USD	247,664	MS	11/3/2023	(262)
EUR	694,193	USD	737,564	MS	11/3/2023	(3,009)
EUR	150,000	USD	160,177	CITI	12/4/2023	(1,259)
EUR	563,068	USD	597,336	BCB	12/5/2023	(755)
EUR	205,002	USD	218,123	CITI	12/5/2023	(920)
USD	145,968	EUR	138,848	CITI	11/3/2023	(953)
USD	110,375	EUR	104,493	JPM	11/3/2023	(193)
USD	175,403	EUR	165,728	BNP	12/5/2023	(189)
USD	72,983	EUR	68,897	JPM	12/5/2023	(14)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
IDR	639,945,507	USD	41,912	CITI	12/20/2023	$(1,769)
IDR	2,135,051,700	USD	134,602	DB	12/20/2023	(673)
IDR	2,830,239,263	USD	180,471	DB	12/20/2023	(2,934)
IDR	1,650,669,349	USD	106,502	GSI	12/20/2023	(2,958)
IDR	7,850,110,807	USD	508,684	HSBC	12/20/2023	(16,258)
IDR	3,177,078,356	USD	202,863	MS	12/20/2023	(3,570)
IDR	4,472,974,813	USD	280,772	SCB	12/20/2023	(189)
ILS	2,909,579	USD	776,675	CITI	11/21/2023	(56,304)
ILS	247,552	USD	64,572	GSI	11/21/2023	(3,282)
ILS	2,894,707	USD	770,555	GSI	11/21/2023	(53,867)
KRW	491,042,713	USD	364,602	DB	11/6/2023	(1,292)
KRW	1,491,063,570	USD	1,106,993	HSBC	11/13/2023	(4,189)
KRW	978,689,520	USD	741,965	HSBC	12/7/2023	(17,197)
USD	347,336	KRW	471,973,575	CITI	11/6/2023	(1,866)
USD	14,097	KRW	19,069,138	HSBC	11/6/2023	(11)
MXN	6,666,618	USD	384,595	JPM	11/13/2023	(15,421)
MXN	1,567,558	USD	87,313	BCB	12/20/2023	(1,038)
MXN	1,775,422	USD	101,204	BNP	12/20/2023	(3,489)
MXN	4,965,089	USD	278,278	CITI	12/20/2023	(5,010)
MXN	3,392,280	USD	192,064	CITI	12/20/2023	(5,360)
MXN	33,320,252	USD	1,898,971	HSBC	12/20/2023	(65,096)
MXN	4,281,587	USD	235,668	JPM	12/20/2023	(18)
MXN	4,822,658	USD	276,741	MS	12/20/2023	(11,313)
USD	79,008	MXN	1,455,990	SSB	12/20/2023	(1,126)
MYR	344,673	USD	73,195	JPM	12/20/2023	(627)
MYR	1,659,255	USD	357,598	JPM	12/20/2023	(8,260)
MYR	4,642,187	USD	1,004,476	JPM	12/20/2023	(27,114)
USD	745,620	PLN	3,206,680	CITI	11/13/2023	(15,598)
THB	13,219,516	USD	369,119	JPM	11/17/2023	(863)
THB	1,394,656	USD	39,649	BNP	12/20/2023	(680)
THB	30,495,812	USD	868,431	GSI	12/20/2023	(16,324)
THB	30,495,813	USD	866,713	HSBC	12/20/2023	(14,606)
USD	519,244	THB	19,189,962	HSBC	11/3/2023	(14,707)
USD	536,809	THB	19,832,395	HSBC	11/3/2023	(15,018)
USD	559,631	THB	20,641,880	JPM	11/3/2023	(14,720)
USD	540,229	THB	19,973,225	JPM	11/3/2023	(15,517)
USD	367,821	THB	13,646,675	MS	11/6/2023	(11,985)
USD	368,622	THB	13,397,509	CITI	11/17/2023	(4,591)
USD	214,875	THB	7,754,540	HSBC	12/20/2023	(1,801)
TWD	24,850,653	USD	781,099	HSBC	1/12/2024	(11,875)
UYU	5,695,179	USD	142,915	CITI	11/10/2023	(572)
UYU	5,927,635	USD	148,711	JPM	11/10/2023	(558)
USD	1,106,569	ZAR	21,033,119	MS	11/3/2023	(21,873)
USD	584,029	ZAR	11,304,306	MS	11/6/2023	(22,301)
USD	76,302	ZAR	1,464,462	BNP	12/20/2023	(1,948)
USD	517,131	ZAR	9,772,004	CITI	12/20/2023	(5,007)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
USD	1,259,505	ZAR	24,022,697	CITI	12/20/2023	$(24,078)
USD	113,756	ZAR	2,137,078	JPM	12/20/2023	(433)
USD	662,566	ZAR	12,639,659	JPM	12/20/2023	(12,798)
Total unrealized depreciation						$(1,003,308)
Total net unrealized appreciation						$20,669
For the year ended October 31, 2023, the average notional value for the months where the Fund had forward FX contracts outstanding was $110,134,796.
Credit default swap contracts (“credit default swaps”)
At October 31, 2023, the Fund did not have any outstanding credit default swaps.
For the year ended October 31, 2023, the average notional value for the months where the Fund had credit default swaps outstanding was $6,555,143 for buy protection.
Interest rate swap contracts ("interest rate swaps")
At October 31, 2023, the Fund had outstanding interest rate swaps as follows:
Centrally cleared interest rate swaps
Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Effective Date(a)	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CME	BRL	6,050,785	Pay	1D CETIP	4.84%	—	T/T	1/2/2024	$(15,421)	$(180,615)	$(196,036)
CME	BRL	3,300,564	Pay	1D CETIP	5.76%	—	T/T	1/2/2024	(7,623)	(68,871)	(76,494)
CME	BRL	20,460	Pay	1D CETIP	11.66%	—	T/T	1/2/2024	(3)	(106)	(109)
CME	BRL	1,325,330	Pay	1D CETIP	6.46%	—	T/T	1/2/2025	(16,217)	(20,249)	(36,466)
CME	BRL	1,240,652	Pay	1D CETIP	6.82%	—	T/T	1/2/2025	(14,127)	(15,234)	(29,361)
CME	BRL	947,033	Pay	1D CETIP	6.23%	—	T/T	1/4/2027	(31,843)	(17,599)	(49,442)
CME	BRL	738,928	Pay	1D CETIP	11.33%	—	T/T	1/4/2027	774	(3,730)	(2,956)
CME	BRL	3,740,600	Receive	1D CETIP	12.23%	—	T/T	1/4/2027	(28,393)	13,057	(15,336)
CME	BRL	5,316,025	Pay	1D CETIP	12.67%	—	T/T	1/4/2027	51,888	(5,556)	46,332
CME	BRL	4,805,980	Pay	1D CETIP	12.76%	—	T/T	1/4/2027	49,581	(4,256)	45,325
LCH	BRL	7,686,882	Pay	1D CETIP	10.00%	—	T/T	1/2/2026	(31,568)	(11,428)	(42,996)
LCH	BRL	4,990,785	Pay	1D CETIP	11.06%	—	T/T	1/2/2026	1,031	(903)	128
LCH	BRL	2,679,778	Pay	1D CETIP	10.17%	—	T/T	1/4/2027	(15,341)	(2,384)	(17,725)
LCH	BRL	1,730,190	Receive	1D CETIP	10.30%	—	T/T	1/2/2029	18,676	2,309	20,985
LCH	BRL	2,047,654	Pay	1D CETIP	10.43%	—	T/T	1/2/2031	(31,367)	(3,441)	(34,808)
CME	CLP	179,373,543	Receive	1D CLICP	2.33%	—	6M/6M	6/5/2030	40,932	6,615	47,547
CME	CLP	163,946,219	Pay	1D CLICP	2.15%	—	6M/6M	8/24/2030	(40,308)	(2,571)	(42,879)
LCH	CLP	463,419,109	Receive	1D CLICP	6.12%	—	6M/6M	10/24/2033	(4,221)	950	(3,271)
LCH	CNY	6,000,000	Pay	7D CNRR007	2.28%	—	3M/3M	8/16/2028	(4,293)	611	(3,682)
LCH	CNY	6,100,000	Pay	7D CNRR007	2.30%	—	3M/3M	8/29/2028	(3,779)	149	(3,630)
CME	COP	3,549,606,043	Receive	1D IBRCOL	8.37%	—	3M/3M	4/13/2024	14,037	1,800	15,837
CME	COP	692,526,304	Receive	1D IBRCOL	10.28%	—	3M/3M	6/2/2025	65	565	630
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Effective Date(a)	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CME	COP	3,416,364,119	Receive	1D IBRCOL	10.27%	—	3M/3M	6/5/2025	$357	$2,804	$3,161
CME	COP	547,071,621	Receive	1D IBRCOL	6.40%	—	3M/3M	1/6/2027	9,825	571	10,396
CME	COP	82,908,573	Receive	1D IBRCOL	6.45%	—	3M/3M	1/7/2027	1,460	72	1,532
CME	COP	2,364,126,444	Receive	1D IBRCOL	7.14%	—	3M/3M	1/31/2027	31,303	81	31,384
CME	COP	911,746,001	Receive	1D IBRCOL	9.02%	—	3M/3M	8/11/2032	1,061	1,735	2,796
LCH	CZK	26,805,664	Pay	6M PRIBOR	5.47%	—	1Y/6M	7/14/2025	4,174	(5,856)	(1,682)
LCH	CZK	30,372,692	Pay	6M PRIBOR	5.33%	—	1Y/6M	7/31/2025	2,583	(5,998)	(3,415)
LCH	CZK	31,099,178	Pay	6M PRIBOR	5.08%	—	1Y/6M	9/13/2025	(764)	(3,628)	(4,392)
LCH	CZK	17,596,266	Pay	6M PRIBOR	5.33%	—	1Y/6M	10/4/2025	3,581	(993)	2,588
LCH	CZK	21,857,869	Pay	6M PRIBOR	4.90%	—	1Y/6M	10/12/2025	(2,383)	(1,072)	(3,455)
LCH	CZK	2,519,795	Pay	6M PRIBOR	4.19%	—	1Y/6M	7/25/2028	(1,311)	(867)	(2,178)
LCH	CZK	8,823,454	Pay	6M PRIBOR	4.55%	—	1Y/6M	8/25/2028	1,200	(1,834)	(634)
LCH	CZK	20,541,873	Pay	6M PRIBOR	4.39%	—	1Y/6M	10/12/2028	(2,559)	(1,258)	(3,817)
LCH	CZK	3,797,900	Pay	6M PRIBOR	4.30%	—	1Y/6M	10/16/2028	(1,146)	(192)	(1,338)
LCH	HUF	339,478,478	Receive	6M BUBOR	10.29%	—	6M/1Y	7/3/2025	(12,739)	13,872	1,133
LCH	HUF	20,292,514	Receive	6M BUBOR	10.09%	—	6M/1Y	7/20/2025	(598)	737	139
LCH	HUF	35,764,486	Pay	6M BUBOR	8.72%	—	1Y/6M	2/10/2028	2,795	3,089	5,884
LCH	INR	82,000,000	Pay	6M MIBOR	6.59%	—	6M/6M	8/11/2025	(1,943)	(545)	(2,488)
LCH	INR	36,000,000	Pay	6M MIBOR	6.48%	—	6M/6M	8/14/2028	(3,389)	(339)	(3,728)
LCH	INR	39,000,000	Pay	6M MIBOR	6.67%	—	6M/6M	9/15/2028	(89)	(125)	(214)
CME	MXN	6,237,085	Pay	28D TIIE	8.04%	—	28D/28D	1/7/2028	(21,255)	(400)	(21,655)
CME	MXN	7,682,860	Pay	28D TIIE	8.14%	—	28D/28D	1/7/2028	(24,652)	(477)	(25,129)
CME	MXN	15,558,987	Pay	28D TIIE	8.58%	—	28D/28D	2/3/2028	(37,207)	(912)	(38,119)
CME	MXN	32,888,179	Pay	28D TIIE	8.93%	—	28D/28D	8/25/2028	(57,168)	(654)	(57,822)
LCH	MXN	7,141,278	Receive	28D TIIE	9.33%	—	28D/28D	3/25/2026	9,135	502	9,637
LCH	MXN	8,321,392	Pay	28D TIIE	8.91%	—	28D/28D	8/17/2028	(14,811)	(434)	(15,245)
LCH	MXN	8,321,392	Pay	28D TIIE	8.94%	—	28D/28D	8/17/2028	(14,281)	(429)	(14,710)
LCH	MXN	8,870,529	Receive	28D TIIE	9.77%	—	28D/28D	10/8/2038	(3,534)	119	(3,415)
LCH	PLN	1,337,658	Receive	6M WIBOR	4.76%	—	6M/1Y	10/10/2028	(1,017)	157	(860)
LCH	PLN	564,789	Receive	6M WIBOR	5.20%	—	6M/1Y	5/15/2033	(2,249)	1,088	(1,161)
LCH	PLN	1,085,564	Receive	6M WIBOR	4.77%	—	6M/1Y	9/8/2033	4,982	622	5,604
LCH	PLN	1,038,140	Receive	6M WIBOR	4.99%	—	6M/1Y	10/2/2033	43	132	175
LCH	PLN	1,448,504	Receive	6M WIBOR	5.01%	—	6M/1Y	10/3/2033	(486)	169	(317)
LCH	ZAR	8,066,932	Pay	3M JIBAR	10.14%	1/12/2028	3M/3M	1/12/2033	(14,079)	—	(14,079)
LCH	ZAR	10,512,315	Pay	3M JIBAR	10.21%	1/12/2028	3M/3M	1/12/2033	(17,290)	—	(17,290)
Total									$(229,971)	$(311,150)	$(541,121)

(a)	Forward swap. Effective date, if any, reflects the date interest accruals will commence.
At October 31, 2023, the Fund had $1,095,882 deposited in a segregated account to cover margin requirements for centrally cleared swaps.
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^  (cont’d)
Over-the-counter interest rate swaps
Counterparty	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
GSI	MXN	9,462,643	Pay	28D TIIE	6.17%	28D/28D	3/5/2026	$(46,893)	$(1,012)	$(47,905)
JPM	MXN	7,500,000	Pay	28D TIIE	6.13%	28D/28D	6/18/2026	(40,076)	(1,242)	(41,318)
Total								$(86,969)	$(2,254)	$(89,223)
For the year ended October 31, 2023, the average notional value for the months where the Fund had interest rate swaps outstanding was $11,867,549 when the Fund paid the fixed rate and $22,640,101 when the Fund received the fixed rate.
At October 31, 2023, the Fund had cash collateral of $110,000 and $10,000 received from Citibank, N.A. and Morgan Stanley Capital Services LLC, respectively, to cover collateral requirements on over-the-counter derivatives.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds#	$—	$38,133,609	$—	$38,133,609
Foreign Government Securities#	—	87,930,674	—	87,930,674
U.S. Treasury Obligations	—	4,048,035	—	4,048,035
Short-Term Investments	—	9,549,332	—	9,549,332
Total Investments	$—	$139,661,650	$—	$139,661,650

#	The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of October 31, 2023:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures@
Assets	$251,285	$—	$—	$251,285
Liabilities	(417,234)	—	—	(417,234)
Forward FX Contracts@
Assets	—	1,023,977	—	1,023,977
Liabilities	—	(1,003,308)	—	(1,003,308)
Swaps
Assets	—	251,213	—	251,213
Liabilities	—	(881,557)	—	(881,557)
Total	$(165,949)	$(609,675)	$—	$(775,624)

@	Futures and forward FX contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^
October 31, 2023

Principal Amount		Value
Asset-Backed Securities 1.3%
$1,000,000	37 Capital CLO 1 Ltd., Series 2021-1A, Class E, (3 mo. USD Term SOFR + 7.46%), 12.86%, due 10/15/2034	$945,015 (a)(b)
1,000,000	37 Capital CLO III Ltd., Series 2023-1A, Class E, (3 mo. USD Term SOFR + 9.03%), 14.42%, due 4/15/2036	1,003,740 (a)(b)
1,000,000	Barings CLO Ltd., Series 2018-3A, Class E, (3 mo. USD Term SOFR + 6.01%), 11.43%, due 7/20/2029	905,633 (a)(b)
500,000	Flatiron CLO Ltd., Series 2017-1A, Class ER, (3 mo. USD Term SOFR + 6.16%), 11.53%, due 5/15/2030	477,270 (a)(b)
500,000	Galaxy XV CLO Ltd., Series 2013-15A, Class ER, (3 mo. USD Term SOFR + 6.91%), 12.30%, due 10/15/2030	448,527 (a)(b)
385,000	Magnetite XV Ltd., Series 2015-15A, Class ER, (3 mo. USD Term SOFR + 5.46%), 10.84%, due 7/25/2031	352,668 (a)(b)
1,400,000	Palmer Square Loan Funding Ltd., Series 2022-1A, Class D, (3 mo. USD Term SOFR + 5.00%), 10.39%, due 4/15/2030	1,264,343 (a)(b)
800,000	Stratus CLO Ltd., Series 2021-3A, Class F, (3 mo. USD Term SOFR + 7.96%), 13.38%, due 12/29/2029	691,764 (a)(b)
Total Asset-Backed Securities (Cost $6,479,730)		6,088,960

Corporate Bonds 5.3%
Airlines 0.3%
670,000	American Airlines, Inc., 11.75%, due 7/15/2025	709,864 (a)
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
416,667	5.50%, due 4/20/2026	405,187 (a)
400,000	5.50%, due 4/20/2026	388,980 (c)
1,504,031
Chemicals 0.5%
400,000	SCIH Salt Holdings, Inc., 4.88%, due 5/1/2028	345,351 (a)
1,305,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, due 11/1/2026	1,157,569 (a)
690,000	WR Grace Holdings LLC, 4.88%, due 6/15/2027	619,867 (a)
2,122,787
Commercial Services 0.7%
240,000	APX Group, Inc., 6.75%, due 2/15/2027	231,698 (a)
700,000	Garda World Security Corp., 4.63%, due 2/15/2027	624,327 (a)
800,000	Legends Hospitality Holding Co. LLC/Legends Hospitality Co.-Issuer, Inc., 5.00%, due 2/1/2026	762,957 (a)
Prime Security Services Borrower LLC/Prime Finance, Inc.
1,170,000	3.38%, due 8/31/2027	1,028,677 (a)
510,000	3.38%, due 8/31/2027	448,398 (c)
3,096,057
Distribution - Wholesale 0.0%(d)
121,000	OPENLANE, Inc., 5.13%, due 6/1/2025	116,721 (a)
Engineering & Construction 0.1%
635,000	Artera Services LLC, 9.03%, due 12/4/2025	571,500 (a)
Entertainment 0.5%
915,000	Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, due 7/1/2025	900,377 (a)
855,000	Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, due 5/1/2025	837,997 (a)
490,000	Raptor Acquisition Corp./Raptor Co.-Issuer LLC, 4.88%, due 11/1/2026	455,945 (a)
2,194,319
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)
Principal Amount		Value

Forest Products & Paper 0.1%
$545,000	Ahlstrom Holding 3 Oyj, 4.88%, due 2/4/2028	$444,622 (a)
Leisure Time 0.2%
700,000	NCL Corp. Ltd., 5.88%, due 2/15/2027	644,328 (a)
Machinery - Diversified 0.2%
870,000	TK Elevator U.S. Newco, Inc., 5.25%, due 7/15/2027	792,089 (a)
Media 0.2%
325,000	Altice Financing SA, 5.00%, due 1/15/2028	264,312 (a)
289,000	Cumulus Media New Holdings, Inc., 6.75%, due 7/1/2026	206,635 (a)
515,000	DISH DBS Corp., 5.25%, due 12/1/2026	415,425 (a)
886,372
Packaging & Containers 0.4%
985,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.13%, due 8/15/2026	869,263 (a)
450,000	Mauser Packaging Solutions Holding Co., 9.25%, due 4/15/2027	374,764 (a)
780,000	Trivium Packaging Finance BV, 5.50%, due 8/15/2026	707,057 (a)
1,951,084
Pipelines 0.3%
650,000	Cheniere Energy, Inc., 4.63%, due 10/15/2028	593,901
825,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 9.00%, due 10/15/2026	792,000 (a)
1,385,901
Real Estate Investment Trusts 0.2%
770,000	XHR LP, 6.38%, due 8/15/2025	746,899 (a)
Retail 0.3%
eG Global Finance PLC
1,118,000	6.75%, due 2/7/2025	1,106,149 (a)
383,000	8.50%, due 10/30/2025	376,777 (a)
1,482,926
Software 0.1%
605,000	Rackspace Technology Global, Inc., 3.50%, due 2/15/2028	265,194 (a)
Telecommunications 1.2%
830,000	Altice France SA, 5.50%, due 1/15/2028	616,713 (a)
680,000	Connect Finco Sarl/Connect U.S. Finco LLC, 6.75%, due 10/1/2026	634,124 (a)
580,000	Consolidated Communications, Inc., 5.00%, due 10/1/2028	436,920 (a)
Iliad Holding SASU
1,640,000	6.50%, due 10/15/2026	1,532,501 (a)
230,000	7.00%, due 10/15/2028	208,139 (a)
Level 3 Financing, Inc.
1,370,000	3.40%, due 3/1/2027	1,268,458 (c)
755,000	3.88%, due 11/15/2029	672,367 (c)
5,369,222
Total Corporate Bonds (Cost $25,606,649)		23,574,052

Loan Assignments(b) 87.8%
Aerospace & Defense 2.2%
2,066,818	Amentum Government Services Holdings LLC, Term Loan, (1 mo. USD Term SOFR + 4.00%), 9.33%, due 2/15/2029	2,017,090
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)
Principal Amount		Value

Aerospace & Defense – cont'd
$1,730,933	Brown Group Holding LLC, Term Loan B2, (1 mo. USD Term SOFR + 3.75%, 3 mo. USD Term SOFR + 3.75%), 9.07% – 9.17%, due 7/2/2029	$1,725,532 (e)
1,257,348	Cobham Ultra SeniorCo Sarl, Term Loan B, (6 mo. USD Term SOFR + 3.50%), 9.36%, due 8/3/2029	1,217,112
	Peraton Corp.
2,114,350	Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.17%, due 2/1/2028	2,072,063
1,099,174	Second Lien Term Loan B1, (3 mo. USD Term SOFR + 7.75%), 13.23%, due 2/1/2029	1,057,955
1,607,850	Propulsion (BC) Finco Sarl, Term Loan, (3 mo. USD Term SOFR + 3.75%), 9.14%, due 9/14/2029	1,597,399
		9,687,151
Air Transport 1.5%
2,853,602	Air Canada, Term Loan B, (3 mo. USD Term SOFR + 3.50%), 9.13%, due 8/11/2028	2,848,608
1,503,000	American Airlines, Inc., Term Loan, (3 mo. USD Term SOFR + 4.75%), 10.43%, due 4/20/2028	1,521,788
172,500	Mileage Plus Holdings LLC, Term Loan B, (3 mo. USD Term SOFR + 5.25%), 10.80%, due 6/21/2027	177,509
288,000	SkyMiles IP Ltd., Term Loan B, (3 mo. USD Term SOFR + 3.75%), 9.17%, due 10/20/2027	294,661
1,948,153	United Airlines, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.19%, due 4/21/2028	1,940,848
		6,783,414
Auto Parts & Equipment 0.6%
1,521,862	Adient U.S. LLC, Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.69%, due 4/10/2028	1,519,640
1,488,750	BBB Industries LLC, Term Loan, (1 mo. USD Term SOFR + 5.25%), 10.67%, due 7/25/2029	1,368,414
		2,888,054
Automotive 1.6%
1,167,397	American Trailer World Corp., Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.17%, due 3/3/2028	1,094,762
	First Brands Group LLC
1,836,299	Term Loan, (6 mo. USD Term SOFR + 5.00%), 10.88%, due 3/30/2027	1,807,984
898,663	Term Loan, (1 mo. USD Term SOFR), due 3/30/2028	843,242
	Safe Fleet Holdings LLC
488,848	Second Lien Term Loan, (1 mo. USD Term SOFR + 6.75%), 12.17%, due 2/2/2026	471,127
1,393,775	Term Loan, (1 mo. USD Term SOFR + 3.75%), 9.19%, due 2/23/2029	1,394,068
1,624,467	Wand NewCo 3, Inc., Term Loan, (1 mo. USD Term SOFR + 2.75%), 8.17%, due 2/5/2026	1,620,406
		7,231,589
Building & Development 2.9%
2,027,009	Cornerstone Building Brands, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.68%, due 4/12/2028	1,921,442
	Cushman & Wakefield U.S. Borrower LLC
139,372	Term Loan B, (1 mo. USD Term SOFR + 2.75%), 8.19%, due 8/21/2025	138,850
1,750,000	Term Loan B, (1 mo. USD Term SOFR + 4.00%), 9.32%, due 1/31/2030	1,675,625 (f)
1,545,000	GYP Holdings III Corp., Term Loan, (1 mo. USD Term SOFR + 3.00%), 8.32%, due 5/12/2030	1,547,410
1,211,943	MI Windows & Doors LLC, Term Loan, (1 mo. USD Term SOFR + 3.50%), 8.92%, due 12/18/2027	1,209,919
	SRS Distribution, Inc.
1,488,488	Term Loan, (1 mo. USD Term SOFR + 3.50%), 8.82%, due 6/2/2028	1,448,953
662,591	Term Loan B, (1 mo. USD Term SOFR + 3.50%), 8.94%, due 6/2/2028	646,026
	Tecta America Corp.
513,996	Term Loan, (1 mo. USD Term SOFR + 4.00%), 9.44%, due 4/10/2028	512,068
860,000	Term Loan B, (1 mo. USD Term SOFR + 4.25%), 9.69%, due 4/10/2028	856,775
1,670,311	White Cap Buyer LLC, Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.07%, due 10/19/2027	1,657,033
1,204,573	Wilsonart LLC, Term Loan E, (3 mo. USD Term SOFR + 3.25%), 8.74%, due 12/31/2026	1,191,528
		12,805,629
Building Materials 1.7%
1,853,000	Chamberlain Group, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.67%, due 11/3/2028	1,797,410
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)
Principal Amount		Value

Building Materials – cont'd
$1,694,771	Emrld Borrower LP, Term Loan B, (3 mo. USD Term SOFR + 3.00%), 8.38%, due 5/31/2030	$1,690,262
1,716,484	Oscar AcquisitionCo LLC, Term Loan B, (3 mo. USD Term SOFR + 4.50%), 9.99%, due 4/29/2029	1,670,002
1,543,061	Solis IV BV, Term Loan B1, (3 mo. USD Term SOFR + 3.50%), 8.89%, due 2/26/2029	1,455,307
859,688	Vector WP Holdco, Inc., Term Loan B, (1 mo. USD Term SOFR + 5.33%), 10.44%, due 10/12/2028	847,867
		7,460,848
Business Equipment & Services 5.3%
2,178,981	Allied Universal Holdco LLC, Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.17%, due 5/12/2028	2,065,412
938,288	Anticimex International AB, Term Loan B1, (3 mo. USD Term SOFR + 3.15%), 8.45%, due 11/16/2028	923,632
	AppLovin Corp.
1,242,387	Term Loan B, (1 mo. USD Term SOFR + 3.10%), 8.42%, due 10/25/2028	1,238,175
972,563	Term Loan B, (1 mo. USD Term SOFR + 3.10%), 8.42%, due 8/14/2030	968,740
1,054,725	BrightView Landscapes LLC, Term Loan B, (3 mo. USD Term SOFR + 3.25%), 8.63%, due 4/20/2029	1,052,415
658,118	Constant Contact, Inc., Term Loan, (3 mo. USD Term SOFR + 4.00%), 9.69%, due 2/10/2028	612,872
	ConvergeOne Holdings, Inc.
2,561,394	Term Loan, (3 mo. USD LIBOR + 4.00%), 12.50%, due 1/4/2026	1,500,234
475,000	Second Lien Term Loan, (3 mo. USD LIBOR + 8.50%), 14.14%, due 1/4/2027	114,594
	Cyxtera DC Holdings, Inc.
448,458	Term Loan, (1 mo. USD Term SOFR + 8.50%), 13.95%, due 12/7/2023	447,673
1,522,856	Term Loan B, (3 mo. USD Term SOFR + 2.00%), 10.25%, due 5/1/2024	869,444
455,546	Deerfield Dakota Holding LLC, Term Loan B, (3 mo. USD Term SOFR + 3.75%), 9.14%, due 4/9/2027	439,224
	Element Materials Technology Group U.S. Holdings, Inc.
435,655	Term Loan, (3 mo. USD Term SOFR + 4.25%), 9.74%, due 7/6/2029	420,769
943,920	Term Loan, (3 mo. USD Term SOFR + 4.25%), 9.74%, due 7/6/2029	911,666
1,872,338	Endure Digital, Inc., Term Loan, (6 mo. USD Term SOFR + 3.50%), 9.42%, due 2/10/2028	1,733,092
797,354	Garda World Security Corp., Term Loan B, (3 mo. USD Term SOFR + 4.25%), 9.75%, due 10/30/2026	793,742
	Loire Finco Luxembourg Sarl
575,950	Term Loan B, (1 mo. USD Term SOFR + 3.50%), 8.92%, due 4/21/2027	562,029
575,415	Term Loan B2, (1 mo. USD Term SOFR + 3.75%), 9.17%, due 4/21/2027	561,030
1,126,832	MX Holdings U.S., Inc., Term Loan B, (1 mo. USD Term SOFR), due 7/31/2028	1,124,015 (g)(h)
665,000	Outfront Media Capital LLC, Term Loan B, (1 mo. USD Term SOFR + 1.75%), 7.07%, due 11/18/2026	659,181
1,452,719	Packaging Coordinators Midco, Inc., First Lien Term Loan, (3 mo. USD Term SOFR + 3.50%), 9.15%, due 11/30/2027	1,432,744
1,605,000	Prime Security Services Borrower LLC, Term Loan B, (3 mo. USD Term SOFR + 2.50%), 7.83%, due 10/13/2030	1,600,988
725,200	Summer (BC) Holdco B Sarl, Term Loan B2, (3 mo. USD Term SOFR + 4.50%), 10.15%, due 12/4/2026	691,884
1,730,663	Tempo Acquisition LLC, Term Loan B, (1 mo. USD Term SOFR + 2.75%), 8.07%, due 8/31/2028	1,727,963
1,130,000	Vertiv Group Corporation, Term Loan B, (1 mo. USD Term SOFR), due 3/2/2027	1,126,893 (g)(h)
		23,578,411
Business Services 0.2%
761,175	EP Purchaser LLC, Term Loan B, (3 mo. USD Term SOFR + 4.50%), 10.15%, due 11/6/2028	739,291 (f)
Cable & Satellite Television 2.3%
799,370	Altice Financing SA, First Lien Term Loan, (3 mo. USD LIBOR + 2.75%), 8.41%, due 1/31/2026	788,379
2,587,990	Altice France SA, Term Loan B13, (3 mo. USD LIBOR + 4.00%), 9.63%, due 8/14/2026	2,407,917
1,155,000	Cogeco Communications Finance (USA) LP, Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.57%, due 9/18/2030	1,132,766
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)
Principal Amount		Value

Cable & Satellite Television – cont'd
	CSC Holdings LLC
$1,872,605	Term Loan B1, (1 mo. USD LIBOR + 2.25%), 7.70%, due 7/17/2025	$1,816,052
907,708	Term Loan, (1 mo. USD LIBOR + 2.25%), 7.70%, due 1/15/2026	871,400
727,442	Term Loan B5, (1 mo. USD LIBOR + 2.50%), 7.95%, due 4/15/2027	654,923
488,769	Term Loan B6, (1 mo. USD Term SOFR + 4.50%), 9.83%, due 1/18/2028	455,777
1,763,136	McGraw-Hill Global Education Holdings LLC, Term Loan, (1 mo. USD Term SOFR + 4.75%), 10.19%, due 7/28/2028	1,667,733
521,527	Radiate Holdco LLC, Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.69%, due 9/25/2026	430,359
		10,225,306
Capital Markets 0.6%
1,034,732	AqGen Island Holdings, Inc., Term Loan, (1 mo. USD Term SOFR + 3.50%), 8.94%, due 8/2/2028	1,013,179
1,620,000	Aretec Group, Inc., Term Loan, (1 mo. USD Term SOFR), due 8/9/2030	1,571,691 (g)(h)
		2,584,870
Chemicals 2.1%
930,000	INEOS Enterprises Holdings U.S. Finco LLC, First Lien Term Loan B, (3 mo. USD Term SOFR + 3.75%), 9.27%, due 7/8/2030	909,847
2,513,212	Nouryon Finance BV, Term Loan B, (1 mo. USD Term SOFR + 4.00%), 9.43%, due 4/3/2028	2,454,303
2,286,282	Olympus Water U.S. Holding Corp., Term Loan B, (3 mo. USD Term SOFR + 3.75%), 9.40%, due 11/9/2028	2,226,267
1,132,750	PEARLS (Netherlands) Bidco BV, Term Loan B, (3 mo. USD Term SOFR + 3.75%), 9.13%, due 2/26/2029	1,118,591
1,673,100	PMHC II, Inc., Term Loan B, (3 mo. USD Term SOFR + 4.25%), 9.81%, due 4/23/2029	1,513,118
1,105,000	Tronox Finance LLC, Term Loan B, (1 mo. USD Term SOFR + 3.50%), 8.82%, due 8/16/2028	1,086,359
525,000	Valcour Packaging LLC, Second Lien Term Loan, (1 mo. USD LIBOR + 7.00%), 12.65%, due 10/4/2029	206,062
		9,514,547
Chemicals & Plastics 2.4%
877,539	Avient Corp., Term Loan B7, (3 mo. USD Term SOFR + 2.50%), 7.87%, due 8/29/2029	878,908
1,835,775	HB Fuller Co., Term Loan B, (1 mo. USD Term SOFR + 2.25%), 7.57%, due 2/15/2030	1,838,455
1,158,752	Illuminate Buyer LLC, Term Loan, (1 mo. USD Term SOFR + 3.50%), 8.94%, due 6/30/2027	1,150,212
2,573,550	INEOS Quattro Holdings UK Ltd., Term Loan, (1 mo. USD Term SOFR + 3.75%), 9.17%, due 3/14/2030	2,502,777
	Ineos U.S. Finance LLC
1,696,475	Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.17%, due 11/8/2027	1,676,474
688,275	Term Loan B, (1 mo. USD Term SOFR + 3.50%), 8.92%, due 2/18/2030	672,576
1,041,595	SCIH Salt Holdings, Inc., Term Loan B, (1 mo. USD Term SOFR + 4.00%), 9.44%, due 3/16/2027	1,026,627
894,075	Sparta U.S. HoldCo LLC, Term Loan, (1 mo. USD Term SOFR + 3.25%), 8.68%, due 8/2/2028	886,627
		10,632,656
Clothing - Textiles 0.8%
1,820,850	Hanesbrands, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.07%, due 3/8/2030	1,795,813 (f)
	S&S Holdings LLC
1,563,895	Term Loan, (3 mo. USD Term SOFR + 5.00%), 10.50%, due 3/11/2028	1,493,520
225,000	Second Lien Term Loan, (3 mo. USD Term SOFR + 8.75%), 14.25%, due 3/9/2029	189,000 (f)
		3,478,333
Commercial Services 0.5%
1,770,000	ASGN, Inc., Term Loan B, (1 mo. USD Term SOFR + 2.25%), 7.57%, due 8/30/2030	1,773,098
330,000	Foundational Education Group, Inc., Second Lien Term Loan, (3 mo. USD Term SOFR + 6.50%), 12.14%, due 8/31/2029	287,100 (f)
		2,060,198
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)
Principal Amount		Value

Commercial Services & Supplies 1.2%
$1,000,000	Belfor Holdings, Inc., Term Loan B, (1 mo. USD Term SOFR), due 10/25/2030	$997,500 (f)(g)(h)
915,000	EnergySolutions LLC, Term Loan B, (3 mo. USD Term SOFR + 4.00%), 9.38%, due 9/20/2030	907,909
3,435,000	GTCR W Merger Sub LLC, USD Term Loan B, (1 mo. USD Term SOFR), due 9/20/2030	3,407,795 (g)(h)
		5,313,204
Communication Services 0.2%
815,475	Foundational Education Group, Inc., First Lien Term Loan, (3 mo. USD Term SOFR + 4.25%), 9.89%, due 8/31/2028	754,314
Conglomerate 0.0%(d)
97,886	Bright Bidco BV, Term Loan, (3 mo. USD Term SOFR + 1.00%), 6.38%, due 10/31/2027	36,381
Containers & Glass Products 1.1%
785,392	Anchor Packaging, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.50%), 8.92%, due 7/18/2026	774,837
1,296,750	Klockner-Pentaplast of America, Inc., Term Loan B, (6 mo. USD Term SOFR + 4.73%), 10.48%, due 2/12/2026	1,220,566
1,100,000	Reynolds Consumer Products LLC, Term Loan, (1 mo. USD Term SOFR + 1.75%), 7.17%, due 2/4/2027	1,096,722
658,314	Spa Holdings 3 Oy, Term Loan B, (3 mo. USD Term SOFR + 4.00%), 9.65%, due 2/4/2028	632,804
1,113,010	Trident TPI Holdings, Inc., Term Loan B3, (3 mo. USD Term SOFR + 4.00%), 9.65%, due 9/15/2028	1,097,016
		4,821,945
Diversified Capital Markets 0.4%
1,810,463	Belron Finance U.S. LLC, Term Loan, (3 mo. USD Term SOFR + 2.75%), 8.25%, due 4/18/2029	1,811,603
Diversified Financial Services 1.2%
2,224,425	Avolon TLB Borrower 1 (US) LLC, Term Loan B6, (1 mo. USD Term SOFR + 2.50%), 7.84%, due 6/22/2028	2,223,291
1,591,013	LSF11 Trinity Bidco, Inc., Term Loan, (1 mo. USD Term SOFR + 4.50%), 9.83%, due 6/14/2030	1,585,046 (f)
658,316	Nuvei Technologies Corp., Term Loan, (1 mo. USD Term SOFR + 2.50%), 7.94%, due 9/29/2025	657,493
849,863	Superannuation & Investments U.S. LLC, Term Loan, (1 mo. USD Term SOFR + 3.75%), 9.19%, due 12/1/2028	846,676
		5,312,506
Diversified Insurance 0.4%
2,136,933	Gainwell Acquisition Corp., Term Loan B, (3 mo. USD Term SOFR + 4.00%), 9.49%, due 10/1/2027	2,038,998
Electric Utilities 0.4%
1,743,630	Generation Bridge Northeast LLC, Term Loan B, (1 mo. USD Term SOFR + 4.25%), 9.57%, due 8/22/2029	1,742,183
Electronic Components 0.3%
1,330,852	II-VI, Inc., Term Loan B, (1 mo. USD Term SOFR + 2.75%), 8.19%, due 7/2/2029	1,326,274
Electronics - Electrical 8.2%
997,050	Ahead DB Holdings LLC, Term Loan B, (3 mo. USD Term SOFR + 3.75%), 9.24%, due 10/18/2027	987,079
1,801,782	Cloudera, Inc., Term Loan, (1 mo. USD Term SOFR + 3.75%), 9.17%, due 10/8/2028	1,731,207
1,899,930	CommScope, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.69%, due 4/6/2026	1,623,642 (f)
1,754,528	Epicor Software Corp., Term Loan, (1 mo. USD Term SOFR + 3.25%), 8.69%, due 7/30/2027	1,743,930
832,949	Flexera Software LLC, Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.19%, due 3/3/2028	821,321
1,812,251	Go Daddy Operating Co. LLC, Term Loan B5, (1 mo. USD Term SOFR + 2.50%), 7.82%, due 11/9/2029	1,812,668
1,045,000	Helios Software Holdings, Inc., Term Loan B, (3 mo. USD Term SOFR + 4.25%), 9.74%, due 7/18/2030	1,034,811
775,125	IGT Holding IV AB, Term Loan B2, (3 mo. USD Term SOFR + 3.40%), 8.96%, due 3/31/2028	768,668
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)
Principal Amount		Value

Electronics - Electrical – cont'd
	Imprivata, Inc.
$370,500	Term Loan, (1 mo. USD Term SOFR + 3.75%), 9.19%, due 12/1/2027	$368,647
1,185,000	Term Loan, (1 mo. USD Term SOFR + 4.25%), 9.57%, due 12/1/2027	1,182,346
2,228,673	Ingram Micro, Inc., Term Loan, (3 mo. USD Term SOFR + 3.00%), 8.65%, due 6/30/2028	2,219,201
	Ivanti Software, Inc.
487,500	Term Loan B, (3 mo. USD Term SOFR + 4.00%), 9.67%, due 12/1/2027	427,781
1,303,500	Term Loan B, (3 mo. USD Term SOFR + 4.25%), 9.91%, due 12/1/2027	1,156,309
	Maverick Bidco, Inc.
597,839	Term Loan, (3 mo. USD Term SOFR + 3.75%), 9.28%, due 5/18/2028	583,389
245,000	Second Lien Term Loan, (3 mo. USD Term SOFR + 6.75%), 12.28%, due 5/18/2029	225,400 (f)
2,997,650	McAfee LLC, Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.16%, due 3/1/2029	2,860,897
1,397,881	MH Sub I LLC, Term Loan, (1 mo. USD Term SOFR + 4.25%), 9.57%, due 5/3/2028	1,334,193
1,210,564	Netsmart Technologies, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.19%, due 10/1/2027	1,201,230
1,145,730	Polaris Newco LLC, Term Loan B, (1 mo. USD Term SOFR + 4.00%), 9.44%, due 6/2/2028	1,079,851
505,000	Proofpoint, Inc., Second Lien Term Loan, (1 mo. USD Term SOFR + 6.25%), 11.69%, due 8/31/2029	505,379
598,425	Rackspace Technology Global, Inc., Term Loan B, (1 mo. USD Term SOFR + 2.75%), 8.21%, due 2/15/2028	260,859
500,000	RealPage, Inc., Second Lien Term Loan, (1 mo. USD Term SOFR + 6.50%), 11.94%, due 4/23/2029	497,250
	Redstone Holdco 2 LP
1,033,490	Term Loan, (1 mo. USD Term SOFR + 4.75%), 10.19%, due 4/27/2028	861,238 (f)
480,000	Second Lien Term Loan, (1 mo. USD Term SOFR + 7.75%), 13.19%, due 4/27/2029	295,680
189,604	Riverbed Technology, Inc., Term Loan, (3 mo. USD Term SOFR + 4.50%), 9.89%, due 7/1/2028	121,821
1,912,923	S2P Acquisition Borrower, Inc., Term Loan, (1 mo. USD Term SOFR + 4.00%), 9.42%, due 8/14/2026	1,905,348 (g)(h)
1,159,350	Storable, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.50%, 3 mo. USD Term SOFR + 3.50%), 8.82% – 8.84%, due 4/17/2028	1,145,066 (e)
1,776,575	Uber Technologies, Inc., Term Loan B, (3 mo. USD Term SOFR + 2.75%), 8.16%, due 3/3/2030	1,774,177
	Ultimate Software Group, Inc.
2,319,612	Term Loan, (3 mo. USD Term SOFR + 3.25%), 8.76%, due 5/4/2026	2,305,370
1,065,000	Second Lien Term Loan, (1 mo. USD Term SOFR + 5.25%), 10.76%, due 5/3/2027	1,062,604
	Vision Solutions, Inc.
867,134	Term Loan, (3 mo. USD Term SOFR + 4.00%), 9.64%, due 4/24/2028	823,995
835,000	Second Lien Term Loan, (3 mo. USD Term SOFR + 7.25%), 12.67% – 12.89%, due 4/23/2029	730,926 (e)
1,334,913	ZoomInfo LLC, Term Loan B, (1 mo. USD Term SOFR + 2.75%), 8.17%, due 2/28/2030	1,338,250 (f)
		36,790,533
Entertainment 1.0%
991,304	888 Acquisitions Ltd., Term Loan B, (6 mo. USD Term SOFR + 5.25%), 10.82%, due 7/1/2028	944,217
2,395,000	Delta 2 (LUX) Sarl, Term Loan B, (1 mo. USD Term SOFR + 2.25%), 7.57%, due 1/15/2030	2,392,749
982,563	Great Canadian Gaming Corp., Term Loan, (3 mo. USD Term SOFR + 4.00%), 9.66%, due 11/1/2026	981,511
		4,318,477
Financial Intermediaries 5.9%
1,097,600	Apex Group Treasury LLC, Term Loan, (3 mo. USD Term SOFR + 3.75%), 9.38%, due 7/27/2028	1,069,249
238,424	Asurion LLC, Second Lien Term Loan B4, (1 mo. USD Term SOFR + 5.25%), 10.69%, due 1/20/2029	203,001
2,822,720	Blackstone Mortgage Trust, Inc., Term Loan B, (1 mo. USD Term SOFR + 2.25%), 7.69%, due 4/23/2026	2,713,340
2,174,550	Citadel Securities LP, Term Loan B, (1 mo. USD Term SOFR + 2.50%), 7.94%, due 7/29/2030	2,164,591
2,524,500	Citco Funding LLC, Term Loan B, (3 mo. USD Term SOFR + 3.50%), 8.89%, due 4/27/2028	2,525,131
	Edelman Financial Center LLC
360,000	Second Lien Term Loan, (1 mo. USD Term SOFR + 6.75%), 12.19%, due 7/20/2026	358,200 (f)
1,399,952	Term Loan B, (1 mo. USD Term SOFR + 3.50%), 8.94%, due 4/7/2028	1,373,843
982,538	FinCo I LLC, Term Loan, (3 mo. USD Term SOFR + 3.00%), 8.38%, due 6/27/2029	981,928
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)
Principal Amount		Value

Financial Intermediaries – cont'd
	Focus Financial Partners LLC
$1,204,798	Term Loan B5, (1 mo. USD Term SOFR + 3.25%), 8.57%, due 6/30/2028	$1,198,629
580,000	Term Loan B6, (1 mo. USD Term SOFR + 3.50%), 8.82%, due 6/30/2028	578,069
1,386,000	Galaxy U.S. Opco, Inc., Term Loan, (3 mo. USD Term SOFR + 4.75%), 10.13%, due 4/29/2029	1,282,050
2,114,025	Guggenheim Partners LLC, Term Loan B, (3 mo. USD Term SOFR + 3.25%), 8.64%, due 12/12/2029	2,109,882
2,550,000	Harbourvest Partners LLC, Term Loan B, (3 mo. USD Term SOFR + 3.00%), 8.39%, due 4/22/2030	2,543,625
455,344	OceanKey (U.S.) II Corp., Term Loan, (1 mo. USD Term SOFR + 3.50%), 8.92%, due 12/15/2028	428,820
1,480,050	OEG Borrower LLC, Term Loan, (3 mo. USD Term SOFR + 5.00%), 10.51%, due 6/18/2029	1,476,350 (f)
1,144,958	Orion Advisor Solutions, Inc., Term Loan, (3 mo. USD Term SOFR + 3.75%), 9.39%, due 9/24/2027	1,080,199
2,223,825	Sedgwick Claims Management Services, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.07%, due 2/24/2028	2,214,107
2,302,600	Starwood Property Trust, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.57%, due 11/18/2027	2,286,781
		26,587,795
Food Products 1.0%
877,732	Froneri International Ltd., Term Loan, (1 mo. USD Term SOFR + 2.25%), 7.67%, due 1/29/2027	872,431
2,296,800	Nomad Foods U.S. LLC, Term Loan B4, (6 mo. USD Term SOFR + 3.00%), 8.47%, due 11/13/2029	2,293,607
1,397,434	WOOF Holdings, Inc., First Lien Term Loan, (3 mo. USD Term SOFR + 3.75%), 9.40%, due 12/21/2027	1,129,588
		4,295,626
Food Service 0.3%
1,429,315	U.S. Foods, Inc., Term Loan B, (1 mo. USD Term SOFR + 2.50%), 7.94%, due 11/22/2028	1,431,816
Health Care 5.8%
2,958,215	Athenahealth Group, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.58%, due 2/15/2029	2,861,540
1,796,966	Auris Luxembourg III Sarl, Term Loan B2, (2 mo. USD LIBOR + 3.75%, 3 mo. USD LIBOR + 3.75%, 6 mo. USD LIBOR + 3.75%), 5.61% – 5.87%, due 2/27/2026	1,709,364 (e)
	Aveanna Healthcare LLC
1,011,358	Term Loan B, (3 mo. USD Term SOFR + 3.75%), 9.27%, due 7/17/2028	905,803
535,000	Second Lien Term Loan, (3 mo. USD Term SOFR + 7.00%), 12.57%, due 12/10/2029	377,175
1,720,000	CHG Healthcare Services, Inc., Term Loan, (3 mo. USD Term SOFR + 3.75%), 9.14%, due 9/29/2028	1,702,800
799,740	Confluent Medical Technologies, Inc., Term Loan, (3 mo. USD Term SOFR + 3.75%), 9.14%, due 2/16/2029	785,745
2,267,663	Envision Healthcare Corp., Term Loan, (12 Mo. USD Term SOFR), due 3/31/2027	387,770
1,680,000	Impala Bidco 0 Ltd., Term Loan, (3 mo. USD Term SOFR + 4.50%), 9.90%, due 6/8/2028	1,656,900 (f)
835,763	Insulet Corp., Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.69%, due 5/4/2028	831,935
667,374	MedAssets Software Intermediate Holdings, Inc., Term Loan, (1 mo. USD Term SOFR + 4.00%), 9.44%, due 12/18/2028	523,888
3,165,867	Medline Borrower LP, Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.69%, due 10/23/2028	3,144,118
	National Mentor Holdings, Inc.
584,353	Term Loan, (1 mo. USD Term SOFR + 3.75%, 3 mo. USD Term SOFR + 3.75%), 9.17% – 9.24%, due 3/2/2028	508,206 (e)
19,242	Term Loan C, (3 mo. USD Term SOFR + 3.75%), 9.24%, due 3/2/2028	16,735
410,000	Second Lien Term Loan, (3 mo. USD Term SOFR + 7.25%), 12.74%, due 3/2/2029	287,000 (f)
1,256,455	Organon & Co., Term Loan, (1 mo. USD Term SOFR + 3.00%), 8.45%, due 6/2/2028	1,252,371
803,352	Pearl Intermediate Parent LLC, Second Lien Term Loan, (1 mo. USD Term SOFR + 6.25%), 11.67%, due 2/13/2026	797,929
425,213	Quantum Health, Inc., Term Loan, (3 mo. USD Term SOFR + 4.50%), 10.18%, due 12/22/2027	401,826 (f)
1,735,650	Select Medical Corp., Term Loan B1, (1 mo. USD Term SOFR + 3.00%), 8.32%, due 3/6/2027	1,728,603
215,000	Sound Inpatient Physicians, Second Lien Term Loan, (3 mo. USD Term SOFR + 6.75%), 12.39%, due 6/26/2026	12,900
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)
Principal Amount		Value

Health Care – cont'd
$1,434,216	Southern Veterinary Partners LLC, Term Loan, (1 mo. USD Term SOFR + 4.00%), 9.44%, due 10/5/2027	$1,416,288
	Summit Behavioral Healthcare LLC
804,616	First Lien Term Loan, (3 mo. USD Term SOFR + 4.75%), 10.43%, due 11/24/2028	800,094
360,000	Second Lien Term Loan, (3 mo. USD Term SOFR + 7.75%), 13.43%, due 11/26/2029	342,000 (f)
2,194,006	Team Health Holdings, Inc., Term Loan B, (1 mo. USD Term SOFR + 5.25%, 3 mo. USD Term SOFR + 5.25%), 10.57% – 10.63%, due 3/2/2027	1,565,665 (e)
	Team Services Group
1,327,222	Term Loan, (3 mo. USD Term SOFR + 5.00%), 10.88%, due 12/20/2027	1,297,359
75,000	Second Lien Term Loan, (6 mo. USD Term SOFR + 9.00%), 14.88%, due 12/18/2028	69,000 (f)
	U.S. Anesthesia Partners, Inc.
385,721	Term Loan, (1 mo. USD Term SOFR + 4.25%), 9.68%, due 10/1/2028	334,077
345,000	Second Lien Term Loan, (1 mo. USD Term SOFR + 7.50%), 12.93%, due 10/1/2029	301,875 (f)
		26,018,966
Health Care Equipment & Supplies 0.3%
1,605,000	Bausch & Lomb Corp., Term Loan, (1 mo. USD Term SOFR + 4.00%), 9.32%, due 9/29/2028	1,540,800
Health Care Providers & Services 0.2%
967,763	AEA International Holdings (Lux) Sarl, Term Loan B, (3 mo. USD Term SOFR + 3.75%), 9.40%, due 9/7/2028	962,924 (f)
Health Insurance 0.3%
1,369,650	AmWINS Group, Inc., Term Loan B, (1 mo. USD Term SOFR + 2.75%), 8.19%, due 2/19/2028	1,365,199
Home Furnishings 0.1%
338,479	Weber-Stephen Products LLC, Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.69%, due 10/30/2027	295,201
Hotels, Restaurants & Leisure 0.6%
2,940,000	1011778 B.C. Unlimited Liability Co., Term Loan B5, (1 mo. USD Term SOFR + 2.25%), 7.57%, due 9/20/2030	2,909,865
Industrial Equipment 2.5%
910,586	Columbus McKinnon Corp., Term Loan B, (3 mo. USD Term SOFR + 2.75%), 8.42%, due 5/14/2028	908,884
1,137,000	Crosby U.S. Acquisition Corp., Term Loan B, (1 mo. USD Term SOFR), due 6/27/2026	1,128,473
1,383,925	Eagle Parent Corp., Term Loan B, (3 mo. USD Term SOFR + 4.25%), 9.64%, due 4/2/2029	1,322,147
	Engineered Machinery Holdings, Inc.
1,248,242	Term Loan, (3 mo. USD Term SOFR + 3.50%), 9.15%, due 5/19/2028	1,234,399
330,000	Second Lien Term Loan, (3 mo. USD Term SOFR + 6.00%), 11.65%, due 5/21/2029	320,100 (f)
500,000	Second Lien Term Loan, (3 mo. USD Term SOFR + 6.50%), 12.15%, due 5/21/2029	485,000 (f)
	Fluid-Flow Products, Inc.
1,110,919	Term Loan, (3 mo. USD Term SOFR + 3.75%), 9.40%, due 3/31/2028	1,088,356
550,000	Second Lien Term Loan, (3 mo. USD Term SOFR + 6.75%), 12.40%, due 3/30/2029	515,625
1,208,027	Gates Global LLC, Term Loan B4, (1 mo. USD Term SOFR + 3.50%), 8.32%, due 11/16/2029	1,206,396
1,379,181	Groupe Solmax, Inc., Term Loan, (1 mo. USD Term SOFR + 4.75%, 3 mo. USD Term SOFR + 4.75%), 10.07% – 10.40%, due 5/29/2028	1,282,059 (e)
712,580	Madison IAQ LLC, Term Loan, (1 mo. USD Term SOFR + 3.25%), 8.70%, due 6/21/2028	686,257
1,113,274	Star U.S. Bidco LLC, Term Loan B, (1 mo. USD Term SOFR + 4.25%), 9.67%, due 3/17/2027	1,107,941
		11,285,637
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)
Principal Amount		Value

Insurance 0.2%
	USI, Inc.
$797,999	Term Loan, (1 mo. USD Term SOFR), due 9/27/2030	$793,012 (g)(h)
342,000	Term Loan, (3 mo. USD Term SOFR + 3.25%), 8.64%, due 9/27/2030	340,611
		1,133,623
Internet 0.5%
1,029,652	Gen Digital, Inc., Term Loan B, (1 mo. USD Term SOFR + 2.00%), 7.42%, due 9/12/2029	1,019,788
1,291,950	WatchGuard Technologies, Inc., Term Loan, (1 mo. USD Term SOFR + 5.25%), 10.57%, due 7/2/2029	1,210,402
		2,230,190
IT Consulting & Other Services 0.5%
2,298,450	World Wide Technology Holding Co. LLC, Term Loan, (1 mo. USD Term SOFR + 3.25%), 8.69%, due 3/1/2030	2,295,577
Leisure Goods - Activities - Movies 1.1%
1,044,684	Carnival Corp., Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.69%, due 10/18/2028	1,024,229
1,797,112	Creative Artists Agency LLC, Term Loan B, (1 mo. USD Term SOFR + 3.50%), 8.82%, due 11/27/2028	1,788,881
2,164,631	Playtika Holding Corp., Term Loan, (1 mo. USD Term SOFR + 2.75%), 8.19%, due 3/13/2028	2,093,046
		4,906,156
Life Sciences Tools & Services 0.6%
2,800,000	Star Parent, Inc., Term Loan B, (3 mo. USD Term SOFR + 4.00%), 9.39%, due 9/27/2030	2,664,564
Lodging & Casinos 3.1%
	Alterra Mountain Co.
1,112,300	Term Loan, (1 mo. USD Term SOFR + 3.50%), 8.94%, due 8/17/2028	1,110,910
663,338	Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.17%, due 5/31/2030	662,926
672,500	Aristocrat Technologies, Inc., Term Loan B, (3 mo. USD Term SOFR + 2.25%), 7.74%, due 5/24/2029	672,332
1,662,438	Four Seasons Hotels Ltd., Term Loan B, (1 mo. USD Term SOFR + 2.50%), 7.92%, due 11/30/2029	1,661,507
1,316,700	Golden Entertainment, Inc., Term Loan B, (1 mo. USD Term SOFR + 2.75%), 8.18%, due 5/28/2030	1,312,855
3,443,985	GVC Holdings (Gibraltar) Ltd., Term Loan B2, (3 mo. USD Term SOFR + 3.50%), 8.99%, due 10/31/2029	3,443,985
1,643,400	Scientific Games Holdings LP, Term Loan B, (3 mo. USD Term SOFR + 3.50%), 8.91%, due 4/4/2029	1,614,032
	Stars Group Holdings BV
838,582	Term Loan, (3 mo. USD Term SOFR + 2.25%), 7.90%, due 7/21/2026	837,693
1,480,050	Term Loan B, (3 mo. USD Term SOFR + 3.25%), 8.90%, due 7/22/2028	1,480,050
1,316,700	Wyndham Hotels & Resorts, Inc., Term Loan B, (1 mo. USD Term SOFR + 2.25%), 7.67%, due 5/24/2030	1,317,608
		14,113,898
Machinery 0.5%
2,170,000	Barnes Group, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.00%), 8.42%, due 9/3/2030	2,141,074
Machinery Diversified 0.4%
1,880,552	Chart Industries, Inc., Term Loan, (1 mo. USD Term SOFR + 3.25%), 8.66%, due 3/15/2030	1,874,289
Metals & Mining 0.3%
1,300,000	Arsenal AIC Parent LLC, Term Loan, (3 mo. USD Term SOFR + 4.50%), 9.88%, due 8/18/2030	1,295,827
Multiline Retail 0.5%
2,220,000	Peer Holding III BV, Term Loan B4, (1 mo. USD Term SOFR), due 10/19/2030	2,204,749 (g)(h)
Nonferrous Metals - Minerals 1.0%
2,020,128	Covia Holdings Corp., Term Loan, (3 mo. USD Term SOFR + 4.00%), 9.68%, due 7/31/2026	2,004,129
482,825	Ozark Holdings LLC, Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.19%, due 12/16/2027	454,459
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)
Principal Amount		Value

Nonferrous Metals - Minerals – cont'd
$2,149,407	U.S. Silica Co., Term Loan B, (1 mo. USD Term SOFR + 4.75%), 10.17%, due 3/25/2030	$2,147,494
		4,606,082
Oil & Gas 3.8%
1,896,834	AL GCX Holdings LLC, Term Loan B, (3 mo. USD Term SOFR + 3.50%), 8.98%, due 5/17/2029	1,889,721
1,162,800	AL NGPL Holdings LLC, Term Loan B, (1 mo. USD Term SOFR + 3.50%), 8.83%, due 4/13/2028	1,156,020
1,105,000	Bangl LLC, Term Loan B, (1 mo. USD Term SOFR + 4.50%), 9.89%, due 2/1/2029	1,095,331
1,959,245	BCP Renaissance Parent LLC, Term Loan B, (3 mo. USD Term SOFR + 3.50%), 8.90%, due 10/31/2028	1,947,000
1,152,105	Brazos Delaware II LLC, Term Loan B, (1 mo. USD Term SOFR), due 2/11/2030	1,146,886 (g)(h)
1,079,450	Buckeye Partners LP, Term Loan B, (1 mo. USD Term SOFR + 2.25%), 7.67%, due 11/1/2026	1,077,993
2,730,959	CQP Holdco LP, Term Loan B, (3 mo. USD Term SOFR + 3.50%), 8.99%, due 6/5/2028	2,726,972
1,237,243	Freeport LNG Investments LLLP, Term Loan B, (3 mo. USD Term SOFR + 3.50%), 9.18%, due 12/21/2028	1,214,824
1,846,786	Oryx Midstream Services Permian Basin LLC, Term Loan, (1 mo. USD Term SOFR + 3.25%), 8.69%, due 10/5/2028	1,842,686
1,337,402	Traverse Midstream Partners LLC, Term Loan, (3 mo. USD Term SOFR + 3.75%), 9.24%, due 2/16/2028	1,332,387
1,694,434	Waterbridge Midstream Operating LLC, Term Loan B, (3 mo. USD Term SOFR + 5.75%), 11.39%, due 6/22/2026	1,692,790
		17,122,610
Oil & Gas Storage & Transportation 0.3%
1,376,550	Whitewater Whistler Holdings LLC, Term Loan B, (3 mo. USD Term SOFR + 2.75%), 8.15%, due 2/15/2030	1,374,540
Oil, Gas & Consumable Fuels 0.6%
1,395,000	GIP III Stetson I LP, Term Loan B, (1 mo. USD Term SOFR), due 10/5/2028	1,384,970 (g)(h)
1,370,000	GIP Pilot Acquisition Partners LP, Term Loan, (3 mo. USD Term SOFR + 3.00%), 8.39%, due 10/4/2030	1,366,575
		2,751,545
Packaging 0.5%
1,332,800	Reynolds Group Holdings, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.69%, due 9/24/2028	1,325,230
967,763	Ring Container Technologies Group LLC, Term Loan B, (1 mo. USD Term SOFR + 3.50%), 8.94%, due 8/12/2028	965,101
		2,290,331
Packaging & Containers 0.4%
1,610,000	Berry Global, Inc., Term Loan AA, (1 mo. USD Term SOFR + 1.75%), 7.20%, due 7/1/2029	1,594,109
Pipelines 0.5%
1,400,000	ITT Holdings LLC, Term Loan B, (1 mo. USD Term SOFR), due 10/5/2030	1,380,750 (g)(h)
1,030,000	New Fortress Energy, Inc., Term Loan, (1 mo. USD Term SOFR), due 10/27/2028	947,600 (f)(g)(h)
		2,328,350
Professional Services 0.7%
1,405,000	Genuine Financial Holdings LLC, Term Loan B, (3 mo. USD Term SOFR + 4.00%), 9.39%, due 9/27/2030	1,389,194
1,096,749	Trans Union LLC, Term Loan B5, (1 mo. USD Term SOFR + 1.75%), 7.17%, due 11/16/2026	1,094,007
752,685	Vaco Holdings LLC, Term Loan, (3 mo. USD Term SOFR + 5.00%), 10.39% – 10.59%, due 1/21/2029	711,994 (e)
		3,195,195
Property & Casualty Insurance 0.3%
1,372,000	Broadstreet Partners, Inc., Term Loan B2, (1 mo. USD Term SOFR + 3.25%), 8.69%, due 1/27/2027	1,357,210
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)
Principal Amount		Value

Publishing 0.6%
	Ascend Learning LLC
$2,163,347	Term Loan, (1 mo. USD Term SOFR + 3.50%), 8.92%, due 12/11/2028	$2,008,537
725,000	Second Lien Term Loan, (1 mo. USD Term SOFR + 5.75%), 11.17%, due 12/10/2029	609,602
		2,618,139
Radio & Television 0.2%
485,000	iHeartCommunications, Inc., Term Loan, (1 mo. USD Term SOFR + 3.00%), 8.44%, due 5/1/2026	412,318
746,067	Sinclair Television Group, Inc., Term Loan B2B, (1 mo. USD Term SOFR + 2.50%), 7.94%, due 9/30/2026	624,831
		1,037,149
Real Estate Investment Trusts 0.3%
1,407,925	RHP Hotel Properties LP, Term Loan B, (1 mo. USD Term SOFR + 2.75%), 8.07%, due 5/18/2030	1,407,221
Real Estate Management & Development 0.4%
1,730,000	Greystar Real Estate Partners LLC, Term Loan, (3 mo. USD Term SOFR + 3.75%), 9.15%, due 8/21/2030	1,725,675 (f)
Retail 0.1%
562,500	LIDS Holdings, Inc., Term Loan, (3 mo. USD Term SOFR + 5.50%), 11.06%, due 12/14/2026	541,406 (f)
Retailers (except food & drug) 3.5%
1,145,000	BJ's Wholesale Club, Inc., Term Loan B, (3 mo. USD Term SOFR + 2.00%), 7.33%, due 2/3/2029	1,146,076
	CNT Holdings I Corp.
1,086,193	Term Loan, (3 mo. USD Term SOFR + 3.50%), 8.93%, due 11/8/2027	1,079,915
655,000	Second Lien Term Loan, (3 mo. USD Term SOFR + 6.75%), 12.18%, due 11/6/2028	652,544
	EG Group Ltd.
229,639	Term Loan B, (3 mo. USD Term SOFR), due 2/7/2025	229,639 (f)(g)(h)
432,910	Term Loan B, (1 mo. USD Term SOFR), due 2/7/2025	413,429 (g)(h)
474,918	First Lien Term Loan B, (1 mo. USD Term SOFR + 4.00%), 9.41%, due 2/7/2025	474,577 (g)(h)
813,543	First Lien Term Loan B, (1 mo. USD Term SOFR + 4.00%), 9.41%, due 2/7/2025	773,883 (g)(h)
246,319	Term Loan B, (1 mo. USD Term SOFR), due 3/31/2026	245,395 (g)(h)
391,994	Term Loan B, (1 mo. USD Term SOFR), due 3/31/2026	372,394 (g)(h)
3,222,784	Great Outdoors Group LLC, Term Loan B1, (1 mo. USD Term SOFR + 3.75%), 9.40%, due 3/6/2028	3,193,908
1,968,576	Les Schwab Tire Centers, Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.69%, due 11/2/2027	1,958,733
989,993	Petco Health & Wellness Co., Inc., Term Loan B, (3 mo. USD Term SOFR + 3.25%), 8.90%, due 3/3/2028	966,897
2,330,711	PetSmart, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.17%, due 2/11/2028	2,299,153
1,776,075	Sally Holdings LLC, Term Loan B, (1 mo. USD Term SOFR + 2.25%), 7.57%, due 2/28/2030	1,774,743
		15,581,286
Software 0.9%
2,386,963	Central Parent, Inc., Term Loan B, (3 mo. USD Term SOFR + 4.00%), 9.41%, due 7/6/2029	2,371,352
495,000	Cloudera, Inc., Second Lien Term Loan, (1 mo. USD Term SOFR + 6.00%), 11.42%, due 10/8/2029	442,817
1,188,825	ConnectWise LLC, Term Loan B, (1 mo. USD Term SOFR + 3.50%), 8.94%, due 9/29/2028	1,154,943
		3,969,112
Specialty Retail 0.3%
1,207,708	Fanatics Commerce Intermediate Holdco LLC, Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.69%, due 11/24/2028	1,195,631
Steel 0.2%
893,250	ChampionX Corp., Term Loan B1, (1 mo. USD Term SOFR + 2.75%), 8.18%, due 6/7/2029	894,644
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)
Principal Amount		Value

Surface Transport 1.2%
$1,649,875	Avis Budget Car Rental LLC, Term Loan C, (1 mo. USD Term SOFR + 3.50%), 8.92%, due 3/16/2029	$1,649,182
	Hertz Corp.
1,595,873	Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.69%, due 6/30/2028	1,580,920
307,684	Term Loan C, (1 mo. USD Term SOFR + 3.25%), 8.69%, due 6/30/2028	304,800
1,261,831	Kenan Advantage Group, Inc., Term Loan B1, (3 mo. USD Term SOFR + 3.75%), 9.48%, due 3/24/2026	1,253,806
798,826	PAI Holdco, Inc., Term Loan B, (3 mo. USD Term SOFR + 3.75%), 9.39%, due 10/28/2027	754,227
		5,542,935
Telecommunications 3.4%
1,269,697	CenturyLink, Inc., Term Loan B, (1 mo. USD Term SOFR + 2.25%), 7.69%, due 3/15/2027	952,870
2,699,125	Ciena Corp., Term Loan B, (1 mo. USD Term SOFR + 2.00%), 7.43%, due 10/24/2030	2,696,885 (g)(h)
560,392	Cincinnati Bell, Inc., Term Loan B2, (1 mo. USD Term SOFR + 3.25%), 8.67%, due 11/22/2028	547,318 (g)(h)
1,492,279	Connect Finco Sarl, Term Loan B, (1 mo. USD Term SOFR + 3.50%), 8.82%, due 12/11/2026	1,454,510
1,441,292	Consolidated Communications, Inc., Term Loan B, (1 mo. USD Term SOFR + 3.50%), 8.94%, due 10/2/2027	1,291,946
1,450,123	Frontier Communications Corp., First Lien Term Loan, (1 mo. USD Term SOFR + 3.75%), 9.19%, due 10/8/2027	1,393,930
	GTT Communications, Inc.
285,952	Term Loan, (1 mo. USD Term SOFR + 7.10%), 12.43%, due 12/30/2027	245,919
229,724	Term Loan, (3 mo. USD Term SOFR + 9.10%), 14.49%, due 6/30/2028	135,537
1,375,000	Iridium Satellite LLC, Term Loan B, (1 mo. USD Term SOFR + 2.50%), 7.82%, due 9/20/2030	1,372,209
1,390,000	Level 3 Financing, Inc., Term Loan B, (1 mo. USD Term SOFR + 1.75%), 7.19%, due 3/1/2027	1,295,397
330,000	Telesat Canada, Term Loan B5, (3 mo. USD Term SOFR + 2.75%), 8.43%, due 12/7/2026	224,482
	ViaSat, Inc.
973,535	Term Loan, (1 mo. USD Term SOFR + 4.50%), 9.82%, due 3/2/2029	897,785
495,000	Term Loan, (3 mo. USD Term SOFR), due 5/30/2030	456,949 (g)(h)
911,400	Voyage Australia Pty. Ltd., Term Loan B, (3 mo. USD Term SOFR + 3.50%), 9.18%, due 7/20/2028	898,011
	Zayo Group Holdings, Inc.
615,875	Term Loan, (1 mo. USD Term SOFR + 3.00%), 8.44%, due 3/9/2027	518,203
797,850	Term Loan B, (1 mo. USD Term SOFR + 4.33%), 9.65%, due 3/9/2027	670,697
		15,052,648
Trading Companies & Distributors 0.8%
2,275,000	Delos Aircraft Designated Activity Co., Term Loan, (3 mo. USD Term SOFR + 2.00%), 7.40%, due 10/31/2027	2,273,589
1,135,000	Fastlane Parent Co., Inc., Term Loan B, (1 mo. USD Term SOFR + 4.50%), due 9/29/2028	1,119,394 (g)(h)
		3,392,983
Transportation 0.9%
886,500	ASP Dream Acquisition Co. LLC, Term Loan B, (1 mo. USD Term SOFR + 4.00%), 9.42%, due 12/15/2028	875,419 (f)
	LaserShip, Inc.
872,200	Term Loan, (3 mo. USD Term SOFR + 4.50%), 10.40%, due 5/7/2028	778,709
350,000	Second Lien Term Loan, (2 mo. USD Term SOFR + 7.50%), 13.40%, due 5/7/2029	281,750
1,379,575	Latam Airlines Group SA, Term Loan B, (3 mo. USD Term SOFR + 9.50%), 15.08%, due 10/12/2027	1,407,166
	Worldwide Express Operations LLC
478,200	First Lien Term Loan, (3 mo. USD Term SOFR + 4.00%), 9.65%, due 7/26/2028	456,533
320,000	Second Lien Term Loan, (3 mo. USD Term SOFR + 7.00%), 12.65%, due 7/26/2029	268,000
		4,067,577
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)
Principal Amount		Value

Utilities 3.1%
$1,494,500	APX Group, Inc., Term Loan B, (3 mo. USD Term SOFR + 2.25%, 3 mo. USD Term SOFR + 3.25%), 8.92% – 10.75%, due 7/10/2028	$1,492,168 (e)
1,471,138	Artera Services LLC, Term Loan, (3 mo. USD Term SOFR + 3.50%), 8.99%, due 3/6/2025	1,326,481
403,017	Carroll County Energy LLC, Term Loan B, (3 mo. USD Term SOFR + 3.50%), 8.99%, due 2/13/2026	388,283
1,128,388	Eastern Power LLC, Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.19%, due 10/2/2025	1,091,399 (g)(h)
238,248	Edgewater Generation LLC, Term Loan, (1 mo. USD Term SOFR + 3.75%), 9.19%, due 12/13/2025	233,336
2,159,399	Granite Generation LLC, Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.19%, due 11/9/2026	2,115,865
777,704	Kestrel Acquisition LLC, Term Loan B, (1 mo. USD Term SOFR + 4.25%), 9.69%, due 6/2/2025	763,029
	Lightstone Holdco LLC
2,060,101	Term Loan B, (3 mo. USD Term SOFR + 5.75%), 11.13%, due 1/29/2027	1,931,860
116,518	Term Loan C, (3 mo. USD Term SOFR + 5.75%), 11.13%, due 1/29/2027	109,265
609,731	Nautilus Power LLC, Term Loan B, (3 mo. USD Term SOFR + 5.25%), 10.90%, due 11/16/2026	487,278
837,900	Osmose Utilities Services, Inc., Term Loan, (1 mo. USD Term SOFR + 3.25%), 8.69%, due 6/23/2028	819,919
	Talen Energy Supply LLC
725,143	Term Loan C, (3 mo. USD Term SOFR + 4.50%), 9.88%, due 5/17/2030	723,722
892,620	Term Loan B, (3 mo. USD Term SOFR + 4.50%), 9.88%, due 5/17/2030	890,870
	USIC Holdings, Inc.
1,225,000	Term Loan, (1 mo. USD Term SOFR + 3.50%), 8.94%, due 5/12/2028	1,181,549
250,000	Second Lien Term Loan, (1 mo. USD Term SOFR + 6.50%), 11.94%, due 5/14/2029	227,813
		13,782,837
Total Loan Assignments (Cost $403,767,888)		392,919,706

Convertible Bonds 0.3%
Engineering & Construction 0.1%
594,660	Brock Group, Inc., 0.00% Cash/15.00% PIK, due 1/24/2024	594,660 #(a)(f)(i)(j)
Media 0.2%
635,000	DISH Network Corp., 2.38%, due 3/15/2024	607,219

Total Convertible Bonds (Cost $1,225,222)		1,201,879
Number of Shares

Common Stocks 0.2%
Business Equipment & Services 0.1%
21,820	Brock Holdings III, Inc.	196,380 *#(f)(i)
Electrical Equipment 0.0%(d)
2,750	Lumileds Exit Private Equity	1,282 *
IT Services 0.0%(d)
4,020	Riverbed Technology, Inc.	40 *(f)
Materials 0.1%
39,703	Covia Holdings LLC	529,360 *
Real Estate Management & Development 0.0%(d)
5,457	GTT Communications, Inc.	60,027 *
Total Common Stocks (Cost $995,895)		787,089

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)
Number of Shares		Value

Short-Term Investments 8.2%
Investment Companies 8.2%
36,510,734	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.30%(k) (Cost $36,510,734)	$36,510,734
Total Investments 103.1% (Cost $474,586,118)		461,082,420
Liabilities Less Other Assets (3.1)%		(13,695,321)(l)
Net Assets 100.0%		$447,387,099

*	Non-income producing security.
(a)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2023, these securities amounted to $26,885,568, which represents 6.0% of net assets of the Fund.

(b)	Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2023 and changes periodically.
(c)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at October 31, 2023 amounted to $2,778,203, which represents 0.6% of net assets of the
Fund.

(d)	Represents less than 0.05% of net assets of the Fund.
(e)	The stated interest rates represent the range of rates at October 31, 2023 of the underlying contracts within the Loan Assignment.
(f)	Value determined using significant unobservable inputs.
(g)	All or a portion of this security was purchased on a delayed delivery basis.
(h)	All or a portion of this security had not settled as of October 31, 2023 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.
(i)
Security fair valued as of October 31, 2023 in accordance with procedures approved by the valuation designee. Total value of all such securities at October 31, 2023 amounted to $791,040, which represents
0.2% of net assets of the Fund.

(j)	Payment-in-kind (PIK) security.
(k)	Represents 7-day effective yield as of October 31, 2023.
(l)	As of October 31, 2023, the value of unfunded note commitments was $1,000,000 for the Fund (see Note A of the Notes to Financial Statements)
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)
#
This security has been deemed by Management to be illiquid, and is subject to restrictions on resale. Total value of all such securities at October 31, 2023 amounted to $791,040, which represents 0.2% of net assets of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 10/31/2023	Fair Value Percentage of Net Assets as of 10/31/2023
Brock Group, Inc.	10/31/2017	$445,282	$594,660	0.1%
Brock Holdings III, Inc.	10/31/2017	403,016	196,380	0.1%
Total		$848,298	$791,040	0.2%
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$358,768,981	80.2%
United Kingdom	15,444,305	3.4%
Canada	12,821,287	2.9%
Luxembourg	8,669,864	1.9%
Cayman Islands	5,611,690	1.3%
Netherlands	5,523,367	1.2%
France	4,765,270	1.1%
Ireland	3,753,639	0.8%
Denmark	1,709,364	0.4%
Sweden	1,692,300	0.4%
Spain	1,597,399	0.4%
Australia	1,570,343	0.3%
Chile	1,407,166	0.3%
Germany	792,089	0.2%
Finland	444,622	0.1%
Short-Term Investments and Other Liabilities—Net	22,815,413	5.1%
	$447,387,099	100.0%
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Asset-Backed Securities	$—	$6,088,960	$—	$6,088,960
Corporate Bonds#	—	23,574,052	—	23,574,052
Loan Assignments
Building & Development	—	11,130,004	1,675,625	12,805,629
Business Services	—	—	739,291	739,291
Clothing - Textiles	—	1,493,520	1,984,813	3,478,333
Commercial Services	—	1,773,098	287,100	2,060,198
Commercial Services & Supplies	—	4,315,704	997,500	5,313,204
Diversified Financial Services	—	3,727,460	1,585,046	5,312,506
Electronics - Electrical	—	32,742,003	4,048,530	36,790,533
Financial Intermediaries	—	24,753,245	1,834,550	26,587,795
Health Care	—	22,960,365	3,058,601	26,018,966
Health Care Providers & Services	—	—	962,924	962,924
Industrial Equipment	—	10,480,537	805,100	11,285,637
Pipelines	—	1,380,750	947,600	2,328,350
Real Estate Management & Development	—	—	1,725,675	1,725,675
Retail	—	—	541,406	541,406
Retailers (except food & drug)	—	15,351,647	229,639	15,581,286
Transportation	—	3,192,158	875,419	4,067,577
Other Loan Assignments#	—	237,320,396	—	237,320,396
Total Loan Assignments	—	370,620,887	22,298,819	392,919,706
Convertible Bonds
Engineering & Construction	—	—	594,660	594,660
See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Other Convertible Bonds#	$—	$607,219	$—	$607,219
Total Convertible Bonds	—	607,219	594,660	1,201,879
Common Stocks
Business Equipment & Services	—	—	196,380	196,380
Electrical Equipment	—	1,282	—	1,282
IT Services	—	—	40	40
Materials	—	529,360	—	529,360
Real Estate Management & Development	—	60,027	—	60,027
Total Common Stocks	—	590,669	196,420	787,089
Short-Term Investments	—	36,510,734	—	36,510,734
Total Investments	$—	$437,992,521	$23,089,899	$461,082,420

#	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2022	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2023	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2023
Investments in Securities:
Loan Assignments(1)	$41,792	$87	$(769)	$1,556	$12,754	$(17,170)	$5,180	$(21,131)	$22,299	$526
Convertible Bonds	515	—	—	—	80	—	—	—	595	—
Common Stocks(1)(2)	197	—	—	(1)	—	—	—	—	196	(1)
Total	$42,504	$87	$(769)	$1,555	$12,834	$(17,170)	$5,180	$(21,131)	$23,090	$525
(1) Securities categorized as Level 3 were valued using a single quotation obtained from a dealer. The
Fund does not have access to significant unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(2) Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 10/31/2023	Valuation approach	Significant unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Common Stocks	$196,380	Market Approach	Enterprise value/ EBITDA multiple(c) (EV/EBITDA)	9.0x	9.0x	Increase
Convertible Note	553,172	Income Approach	Credit Yield Spread	16.6%	16.6%	Decrease
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^  (cont’d)
(c) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^
October 31, 2023

Principal Amount		Value
U.S. Treasury Obligations 2.2%
$15,010,000	U.S. Treasury Notes, 5.00%, due 8/31/2025 (Cost $14,971,009)	$14,978,338
Asset-Backed Securities 1.5%
1,000,000	37 Capital CLO 1 Ltd., Series 2021-1A, Class E, (3 mo. USD Term SOFR + 7.46%), 12.86%, due 10/15/2034	945,015 (a)(b)
2,000,000	Canyon Capital CLO Ltd., Series 2021-2A, Class D, (3 mo. USD Term SOFR + 3.61%), 9.01%, due 4/15/2034	1,912,311 (a)(b)
800,000	Galaxy XXII CLO Ltd., Series 2016-22A, Class DRR, (3 mo. USD Term SOFR + 3.61%), 9.01%, due 4/16/2034	729,700 (a)(b)
2,000,000	KKR CLO Ltd., Series 23, Class D, (3 mo. USD Term SOFR + 3.36%), 8.78%, due 10/20/2031	1,922,918 (a)(b)
1,000,000	OCP CLO Ltd., Series 2015-9A, Class ER, (3 mo. USD Term SOFR + 6.80%), 12.19%, due 1/15/2033	923,662 (a)(b)
2,000,000	Octagon Investment Partners 39 Ltd., Series 2018-3A, Class D, (3 mo. USD Term SOFR + 3.21%), 8.63%, due 10/20/2030	1,916,676 (a)(b)
875,000	Sandstone Peak Ltd., Series 2021-1A, Class E, (3 mo. USD Term SOFR + 7.06%), 12.46%, due 10/15/2034	793,134 (a)(b)
1,000,000	Signal Peak CLO Ltd., Series 2021-10A, Class D, (3 mo. USD Term SOFR + 3.46%), 8.86%, due 1/24/2035	904,353 (a)(b)
500,000	Voya CLO Ltd., Series 2019-2A, Class E, (3 mo. USD Term SOFR + 6.86%), 12.28%, due 7/20/2032	480,522 (a)(b)
Total Asset-Backed Securities (Cost $10,419,591)		10,528,291

Corporate Bonds 89.0%
Advertising 0.1%
1,145,000	Summer BC Bidco B LLC, 5.50%, due 10/31/2026	997,123 (a)
Aerospace & Defense 1.8%
1,110,000	Bombardier, Inc., 7.88%, due 4/15/2027	1,067,790 (a)
TransDigm, Inc.
1,400,000	6.25%, due 3/15/2026	1,367,044 (a)
705,000	7.50%, due 3/15/2027	704,137
1,525,000	5.50%, due 11/15/2027	1,419,706
5,075,000	6.75%, due 8/15/2028	4,927,740 (a)
2,900,000	6.88%, due 12/15/2030	2,800,124 (a)
12,286,541
Agriculture 0.1%
365,000	Darling Ingredients, Inc., 6.00%, due 6/15/2030	342,443 (a)
Airlines 3.4%
1,660,000	American Airlines, Inc., 7.25%, due 2/15/2028	1,543,505 (a)
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
5,248,333	5.50%, due 4/20/2026	5,103,734 (a)
5,870,000	5.75%, due 4/20/2029	5,295,062 (a)
Latam Airlines Group SA
890,000	13.38%, due 10/15/2027	951,940 (a)
990,000	13.38%, due 10/15/2029	1,066,979 (a)
United Airlines, Inc.
3,890,000	4.38%, due 4/15/2026	3,608,420 (a)
1,675,000	4.63%, due 4/15/2029	1,414,878 (a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)
Principal Amount		Value

Airlines – cont'd
	VistaJet Malta Finance PLC/Vista Management Holding, Inc.
$2,845,000	7.88%, due 5/1/2027	$2,188,033 (a)
1,380,000	9.50%, due 6/1/2028	1,057,317 (a)
2,635,000	6.38%, due 2/1/2030	1,757,262 (a)
		23,987,130
Apparel 0.3%
395,000	Hanesbrands, Inc., 4.88%, due 5/15/2026	362,932 (a)
790,000	William Carter Co., 5.63%, due 3/15/2027	748,542 (a)
1,330,000	Wolverine World Wide, Inc., 4.00%, due 8/15/2029	991,644 (a)
		2,103,118
Auto Manufacturers 2.3%
	Ford Motor Co.
635,000	9.63%, due 4/22/2030	708,061
662,000	7.45%, due 7/16/2031	667,962
765,000	6.10%, due 8/19/2032	707,586
1,065,000	4.75%, due 1/15/2043	739,783
565,000	5.29%, due 12/8/2046	410,475
	Ford Motor Credit Co. LLC
390,000	3.66%, due 9/8/2024	379,631
505,000	4.69%, due 6/9/2025	487,818
1,810,000	4.39%, due 1/8/2026	1,715,703
1,025,000	6.95%, due 3/6/2026	1,026,769
1,405,000	(Secured Overnight Financing Rate + 2.95%), 8.29%, due 3/6/2026	1,415,801 (b)
1,145,000	6.95%, due 6/10/2026	1,147,863
800,000	4.13%, due 8/17/2027	726,326
2,015,000	7.35%, due 11/4/2027	2,039,528
545,000	6.80%, due 5/12/2028	543,443
850,000	5.11%, due 5/3/2029	773,633
440,000	3.63%, due 6/17/2031	347,600
	Jaguar Land Rover Automotive PLC
895,000	5.88%, due 1/15/2028	805,537 (a)
1,435,000	5.50%, due 7/15/2029	1,236,943 (a)
		15,880,462
Auto Parts & Equipment 1.7%
	Dana, Inc.
1,095,000	5.38%, due 11/15/2027	1,007,400
2,440,000	4.50%, due 2/15/2032	1,910,764
680,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, due 2/1/2028	637,816 (a)
	Goodyear Tire & Rubber Co.
2,055,000	5.00%, due 5/31/2026	1,943,634
555,000	5.25%, due 4/30/2031	456,424
2,320,000	5.25%, due 7/15/2031	1,889,338
	IHO Verwaltungs GmbH
411,000	4.75% Cash/5.50% PIK, due 9/15/2026	381,955 (a)(c)
1,130,000	6.38% Cash/7.13% PIK, due 5/15/2029	983,783 (a)(c)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)
Principal Amount		Value

Auto Parts & Equipment – cont'd
ZF North America Capital, Inc.
$890,000	4.75%, due 4/29/2025	$858,713 (a)
1,150,000	6.88%, due 4/14/2028	1,114,405 (a)
1,070,000	7.13%, due 4/14/2030	1,037,968 (a)
12,222,200
Banks 0.6%
1,145,000	Bank of New York Mellon Corp., 3.70%, due 3/20/2026	984,991 (d)(e)
2,560,000	JPMorgan Chase & Co., 4.60%, due 2/1/2025	2,385,058 (d)(e)
1,210,000	PNC Financial Services Group, Inc., 3.40%, due 9/15/2026	870,645 (d)(e)
4,240,694
Building Materials 2.3%
Builders FirstSource, Inc.
610,000	5.00%, due 3/1/2030	532,327 (a)
1,750,000	6.38%, due 6/15/2032	1,601,724 (a)
3,470,000	Camelot Return Merger Sub, Inc., 8.75%, due 8/1/2028	3,240,043 (a)
1,300,000	Cornerstone Building Brands, Inc., 6.13%, due 1/15/2029	950,432 (a)
1,475,000	Emerald Debt Merger Sub LLC, 6.63%, due 12/15/2030	1,403,094 (a)
Jeld-Wen, Inc.
1,098,000	4.63%, due 12/15/2025	1,036,238 (a)
2,505,000	4.88%, due 12/15/2027	2,123,346 (a)
1,860,000	Knife River Corp., 7.75%, due 5/1/2031	1,853,068 (a)
Masonite International Corp.
990,000	5.38%, due 2/1/2028	911,701 (a)
435,000	3.50%, due 2/15/2030	344,443 (a)
2,395,000	Standard Industries, Inc., 4.38%, due 7/15/2030	1,956,769 (a)
15,953,185
Chemicals 2.1%
1,647,000	Ashland, Inc., 3.38%, due 9/1/2031	1,262,550 (a)
2,270,000	Avient Corp., 7.13%, due 8/1/2030	2,183,948 (a)
385,000	Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, due 7/1/2028	359,706 (a)
2,225,000	INEOS Finance PLC, 6.75%, due 5/15/2028	2,077,561 (a)
1,180,000	INEOS Quattro Finance 2 PLC, 3.38%, due 1/15/2026	1,126,900 (a)
1,420,000	NOVA Chemicals Corp., 5.25%, due 6/1/2027	1,199,424 (a)
Olympus Water U.S. Holding Corp.
1,230,000	4.25%, due 10/1/2028	981,466 (a)
1,290,000	9.75%, due 11/15/2028	1,259,944 (a)
870,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, due 11/1/2026	771,713 (a)
SNF Group SACA
415,000	3.13%, due 3/15/2027	367,228 (a)
155,000	3.38%, due 3/15/2030	123,958 (a)
1,505,000	Tronox, Inc., 4.63%, due 3/15/2029	1,185,537 (a)
2,295,000	Vibrantz Technologies, Inc., 9.00%, due 2/15/2030	1,826,576 (a)
345,000	WR Grace Holdings LLC, 5.63%, due 8/15/2029	267,375 (a)
14,993,886
Commercial Services 4.1%
ADT Security Corp.
840,000	4.13%, due 8/1/2029	720,426 (a)
700,000	4.88%, due 7/15/2032	585,557 (a)
900,000	Allied Universal Holdco LLC/Allied Universal Finance Corp., 6.00%, due 6/1/2029	650,250 (a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)
Principal Amount		Value

Commercial Services – cont'd
$1,120,000	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL, 4.63%, due 6/1/2028	$916,059 (a)
885,000	APi Group DE, Inc., 4.13%, due 7/15/2029	721,790 (a)
APX Group, Inc.
135,000	6.75%, due 2/15/2027	130,330 (a)
3,685,000	5.75%, due 7/15/2029	3,063,575 (a)
2,329,000	ASGN, Inc., 4.63%, due 5/15/2028	2,062,294 (a)
Garda World Security Corp.
365,000	7.75%, due 2/15/2028	351,013 (a)
810,000	6.00%, due 6/1/2029	617,474 (a)
2,980,000	GTCR W-2 Merger Sub LLC, 7.50%, due 1/15/2031	2,942,303 (a)
1,655,000	Hertz Corp., 4.63%, due 12/1/2026	1,386,268 (a)
815,000	MPH Acquisition Holdings LLC, 5.50%, due 9/1/2028	692,833 (a)
1,580,000	Neptune Bidco U.S., Inc., 9.29%, due 4/15/2029	1,394,427 (a)
Prime Security Services Borrower LLC/Prime Finance, Inc.
3,310,000	5.75%, due 4/15/2026	3,211,057 (a)
3,230,000	6.25%, due 1/15/2028	2,995,188 (a)
United Rentals North America, Inc.
385,000	4.88%, due 1/15/2028	357,194
1,800,000	5.25%, due 1/15/2030	1,643,641
500,000	4.00%, due 7/15/2030	420,168
2,550,000	3.75%, due 1/15/2032	2,027,525
35,000	Verscend Escrow Corp., 9.75%, due 8/15/2026	34,742 (a)
1,590,000	Williams Scotsman, Inc., 7.38%, due 10/1/2031	1,563,957 (a)
28,488,071
Computers 1.1%
2,275,000	Ahead DB Holdings LLC, 6.63%, due 5/1/2028	1,865,500 (a)
1,660,000	McAfee Corp., 7.38%, due 2/15/2030	1,327,960 (a)
4,540,000	Presidio Holdings, Inc., 8.25%, due 2/1/2028	4,296,308 (a)
7,489,768
Cosmetics - Personal Care 0.6%
2,175,000	Coty, Inc., 5.00%, due 4/15/2026	2,077,930 (a)
1,965,000	Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC, 6.63%, due 7/15/2030	1,872,098 (a)
3,950,028
Distribution - Wholesale 0.8%
975,000	BCPE Empire Holdings, Inc., 7.63%, due 5/1/2027	894,309 (a)
2,185,000	Resideo Funding, Inc., 4.00%, due 9/1/2029	1,753,463 (a)
825,000	Ritchie Bros Holdings, Inc., 6.75%, due 3/15/2028	808,482 (a)
2,200,000	Windsor Holdings III LLC, 8.50%, due 6/15/2030	2,141,626 (a)
5,597,880
Diversified Financial Services 0.9%
Ally Financial, Inc.
720,000	5.80%, due 5/1/2025	704,726
380,000	5.75%, due 11/20/2025	363,001
1,582,905	Global Aircraft Leasing Co. Ltd., 6.50% Cash/7.25% PIK, due 9/15/2024	1,430,495 (a)(c)
LPL Holdings, Inc.
435,000	4.63%, due 11/15/2027	397,785 (a)
410,000	4.00%, due 3/15/2029	352,545 (a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)
Principal Amount		Value

Diversified Financial Services – cont'd
OneMain Finance Corp.
$715,000	6.88%, due 3/15/2025	$705,415
600,000	7.13%, due 3/15/2026	582,719
375,000	3.50%, due 1/15/2027	316,875
820,000	3.88%, due 9/15/2028	648,333
30,000	9.00%, due 1/15/2029	29,195
670,000	5.38%, due 11/15/2029	550,898
6,081,987
Electric 2.9%
Calpine Corp.
650,000	5.25%, due 6/1/2026	622,115 (a)
95,000	5.13%, due 3/15/2028	85,019 (a)
970,000	4.63%, due 2/1/2029	819,298 (a)
2,139,000	5.00%, due 2/1/2031	1,725,270 (a)
365,000	Clearway Energy Operating LLC, 3.75%, due 1/15/2032	276,473 (a)
2,180,000	Leeward Renewable Energy Operations LLC, 4.25%, due 7/1/2029	1,780,343 (a)
NRG Energy, Inc.
2,810,000	10.25%, due 3/15/2028	2,712,696 (a)(d)(e)
2,080,000	5.25%, due 6/15/2029	1,835,102 (a)
595,000	3.63%, due 2/15/2031	449,009 (a)
970,000	3.88%, due 2/15/2032	720,870 (a)
390,000	Talen Energy Supply LLC, 8.63%, due 6/1/2030	396,283 (a)
1,940,000	TransAlta Corp., 7.75%, due 11/15/2029	1,930,131
2,325,000	Vistra Corp., 7.00%, due 12/15/2026	2,115,750 (a)(d)(e)
Vistra Operations Co. LLC
970,000	5.50%, due 9/1/2026	922,831 (a)
2,020,000	4.38%, due 5/1/2029	1,715,778 (a)
2,205,000	7.75%, due 10/15/2031	2,128,310 (a)
20,235,278
Electrical Components & Equipment 0.4%
3,335,000	Energizer Holdings, Inc., 6.50%, due 12/31/2027	3,108,798 (a)
Electronics 0.9%
4,050,000	Imola Merger Corp., 4.75%, due 5/15/2029	3,530,762 (a)
Sensata Technologies BV
140,000	5.00%, due 10/1/2025	136,117 (a)
1,890,000	4.00%, due 4/15/2029	1,606,703 (a)
1,075,000	5.88%, due 9/1/2030	981,833 (a)
435,000	TTM Technologies, Inc., 4.00%, due 3/1/2029	356,696 (a)
6,612,111
Energy - Alternate Sources 0.3%
Sunnova Energy Corp.
1,155,000	5.88%, due 9/1/2026	935,585 (a)
1,660,000	11.75%, due 10/1/2028	1,416,029 (a)
2,351,614
Engineering & Construction 0.9%
4,228,000	Global Infrastructure Solutions, Inc., 5.63%, due 6/1/2029	3,382,400 (a)
2,973,000	VM Consolidated, Inc., 5.50%, due 4/15/2029	2,632,800 (a)
6,015,200
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)
Principal Amount		Value

Entertainment 4.4%
$1,120,000	Allwyn Entertainment Financing U.K. PLC, 7.88%, due 4/30/2029	$1,103,760 (a)
1,690,000	Banijay Entertainment SASU, 8.13%, due 5/1/2029	1,647,729 (a)
Caesars Entertainment, Inc.
1,060,000	6.25%, due 7/1/2025	1,042,921 (a)
500,000	8.13%, due 7/1/2027	495,437 (a)
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp./Millennium Op
300,000	5.50%, due 5/1/2025	294,034 (a)
1,145,000	6.50%, due 10/1/2028	1,059,788
Churchill Downs, Inc.
445,000	5.50%, due 4/1/2027	417,387 (a)
780,000	4.75%, due 1/15/2028	698,510 (a)
2,950,000	6.75%, due 5/1/2031	2,721,375 (a)
1,515,000	Everi Holdings, Inc., 5.00%, due 7/15/2029	1,273,024 (a)
International Game Technology PLC
1,075,000	4.13%, due 4/15/2026	1,011,564 (a)
140,000	6.25%, due 1/15/2027	136,445 (a)
Light & Wonder International, Inc.
1,385,000	7.00%, due 5/15/2028	1,350,082 (a)
1,115,000	7.25%, due 11/15/2029	1,081,294 (a)
1,330,000	7.50%, due 9/1/2031	1,298,650 (a)
Live Nation Entertainment, Inc.
520,000	5.63%, due 3/15/2026	498,000 (a)
845,000	6.50%, due 5/15/2027	824,412 (a)
335,000	3.75%, due 1/15/2028	292,790 (a)
385,000	Merlin Entertainments Ltd., 5.75%, due 6/15/2026	360,090 (a)
3,200,000	Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, due 5/1/2029	2,664,000 (a)
720,000	Motion Bondco DAC, 6.63%, due 11/15/2027	644,400 (a)
1,170,000	Penn Entertainment, Inc., 5.63%, due 1/15/2027	1,067,352 (a)
2,180,000	Raptor Acquisition Corp./Raptor Co.-Issuer LLC, 4.88%, due 11/1/2026	2,028,490 (a)
2,550,000	Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc., 6.63%, due 3/1/2030	2,193,000 (a)
2,580,000	SeaWorld Parks & Entertainment, Inc., 5.25%, due 8/15/2029	2,247,257 (a)
925,000	Warnermedia Holdings, Inc., 5.14%, due 3/15/2052	654,545
WMG Acquisition Corp.
820,000	3.75%, due 12/1/2029	688,292 (a)
485,000	3.88%, due 7/15/2030	403,112 (a)
1,100,000	Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, due 10/1/2029	938,086 (a)
31,135,826
Environmental Control 0.2%
GFL Environmental, Inc.
135,000	3.75%, due 8/1/2025	127,679 (a)
125,000	3.50%, due 9/1/2028	107,030 (a)
1,895,000	Madison IAQ LLC, 5.88%, due 6/30/2029	1,467,934 (a)
1,702,643
Food 3.0%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
130,000	3.25%, due 3/15/2026	120,079 (a)
335,000	5.88%, due 2/15/2028	320,896 (a)
2,820,000	6.50%, due 2/15/2028	2,768,656 (a)
1,030,000	3.50%, due 3/15/2029	878,179 (a)
2,175,000	4.88%, due 2/15/2030	1,941,874 (a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)
Principal Amount		Value

Food – cont'd
Performance Food Group, Inc.
$1,950,000	5.50%, due 10/15/2027	$1,823,395 (a)
405,000	4.25%, due 8/1/2029	341,729 (a)
Pilgrim's Pride Corp.
3,015,000	4.25%, due 4/15/2031	2,483,637
1,320,000	3.50%, due 3/1/2032	1,005,576
2,190,000	6.25%, due 7/1/2033	2,012,603
1,705,000	6.88%, due 5/15/2034	1,613,268
1,450,000	TreeHouse Foods, Inc., 4.00%, due 9/1/2028	1,179,584
U.S. Foods, Inc.
1,155,000	6.88%, due 9/15/2028	1,128,855 (a)
1,220,000	4.75%, due 2/15/2029	1,076,232 (a)
945,000	4.63%, due 6/1/2030	806,941 (a)
1,360,000	7.25%, due 1/15/2032	1,335,027 (a)
20,836,531
Forest Products & Paper 0.2%
1,655,000	Ahlstrom Holding 3 Oyj, 4.88%, due 2/4/2028	1,350,182 (a)
Healthcare - Products 0.7%
1,050,000	Bausch & Lomb Escrow Corp., 8.38%, due 10/1/2028	1,042,912 (a)
Medline Borrower LP
2,985,000	3.88%, due 4/1/2029	2,520,432 (a)
1,380,000	5.25%, due 10/1/2029	1,174,686 (a)
4,738,030
Healthcare - Services 3.7%
Catalent Pharma Solutions, Inc.
1,700,000	3.13%, due 2/15/2029	1,336,625 (a)
470,000	3.50%, due 4/1/2030	368,950 (a)
CHS/Community Health Systems, Inc.
655,000	5.63%, due 3/15/2027	532,144 (a)
40,000	6.00%, due 1/15/2029	30,300 (a)
1,765,000	5.25%, due 5/15/2030	1,253,422 (a)
DaVita, Inc.
880,000	4.63%, due 6/1/2030	689,665 (a)
945,000	3.75%, due 2/15/2031	679,271 (a)
755,000	Encompass Health Corp., 4.50%, due 2/1/2028	680,655
465,000	Fortrea Holdings, Inc., 7.50%, due 7/1/2030	448,725 (a)
830,000	HealthEquity, Inc., 4.50%, due 10/1/2029	710,977 (a)
IQVIA, Inc.
620,000	5.00%, due 10/15/2026	591,056 (a)
2,235,000	5.00%, due 5/15/2027	2,102,652 (a)
790,000	Legacy LifePoint Health LLC, 4.38%, due 2/15/2027	653,259 (a)
805,000	LifePoint Health, Inc., 9.88%, due 8/15/2030	727,519 (a)
Molina Healthcare, Inc.
1,025,000	4.38%, due 6/15/2028	912,267 (a)
2,300,000	3.88%, due 5/15/2032	1,807,247 (a)
710,000	RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, due 12/1/2026	663,840 (a)
1,480,000	Select Medical Corp., 6.25%, due 8/15/2026	1,439,477 (a)
1,140,000	Star Parent, Inc., 9.00%, due 10/1/2030	1,131,318 (a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)
Principal Amount		Value

Healthcare - Services – cont'd
Tenet Healthcare Corp.
$1,130,000	4.88%, due 1/1/2026	$1,082,996
1,040,000	5.13%, due 11/1/2027	960,042
1,910,000	6.13%, due 10/1/2028	1,771,525
1,380,000	6.13%, due 6/15/2030	1,277,218
3,070,000	6.75%, due 5/15/2031	2,915,374 (a)
975,000	U.S. Acute Care Solutions LLC, 6.38%, due 3/1/2026	829,495 (a)
25,596,019
Holding Companies - Diversified 0.2%
1,370,000	Benteler International AG, 10.50%, due 5/15/2028	1,379,910 (a)
Home Builders 0.9%
2,135,000	KB Home, 7.25%, due 7/15/2030	2,049,600
Mattamy Group Corp.
570,000	5.25%, due 12/15/2027	512,122 (a)
790,000	4.63%, due 3/1/2030	645,002 (a)
375,000	Meritage Homes Corp., 5.13%, due 6/6/2027	354,375
Shea Homes LP/Shea Homes Funding Corp.
1,280,000	4.75%, due 2/15/2028	1,124,969
1,175,000	4.75%, due 4/1/2029	991,898
905,000	Tri Pointe Homes, Inc., 5.25%, due 6/1/2027	819,025
6,496,991
Household Products - Wares 0.1%
905,000	Spectrum Brands, Inc., 3.88%, due 3/15/2031	724,398 (a)
Housewares 0.1%
695,000	Newell Brands, Inc., 6.38%, due 4/1/2036	545,108
Insurance 2.0%
Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer
4,563,000	6.75%, due 10/15/2027	4,167,205 (a)
1,635,000	6.75%, due 4/15/2028	1,553,651 (a)
AssuredPartners, Inc.
710,000	7.00%, due 8/15/2025	696,433 (a)
2,000,000	5.63%, due 1/15/2029	1,696,662 (a)
1,345,000	BroadStreet Partners, Inc., 5.88%, due 4/15/2029	1,172,641 (a)
571,000	GTCR AP Finance, Inc., 8.00%, due 5/15/2027	555,986 (a)
HUB International Ltd.
1,355,000	7.00%, due 5/1/2026	1,318,973 (a)
3,230,000	7.25%, due 6/15/2030	3,150,736 (a)
14,312,287
Internet 2.1%
4,585,000	EquipmentShare.com, Inc., 9.00%, due 5/15/2028	4,309,900 (a)
Gen Digital, Inc.
1,175,000	6.75%, due 9/30/2027	1,143,734 (a)
1,020,000	7.13%, due 9/30/2030	992,308 (a)
1,640,000	Match Group Holdings II LLC, 5.63%, due 2/15/2029	1,480,366 (a)
2,775,000	Newfold Digital Holdings Group, Inc., 6.00%, due 2/15/2029	1,823,309 (a)
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
2,170,000	4.75%, due 4/30/2027	1,936,725 (a)
1,025,000	6.00%, due 2/15/2028	845,625 (a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)
Principal Amount		Value

Internet – cont'd
$2,645,000	Ziff Davis, Inc., 4.63%, due 10/15/2030	$2,214,443 (a)
14,746,410
Iron - Steel 0.7%
ATI, Inc.
880,000	5.88%, due 12/1/2027	816,438
535,000	4.88%, due 10/1/2029	455,616
1,130,000	7.25%, due 8/15/2030	1,087,828
1,370,000	Carpenter Technology Corp., 7.63%, due 3/15/2030	1,352,464
1,360,000	TMS International Corp., 6.25%, due 4/15/2029	1,072,975 (a)
4,785,321
Leisure Time 2.7%
515,000	Acushnet Co., 7.38%, due 10/15/2028	515,937 (a)
Carnival Corp.
715,000	7.63%, due 3/1/2026	695,261 (a)
395,000	5.75%, due 3/1/2027	352,680 (a)
875,000	9.88%, due 8/1/2027	912,013 (a)
905,000	7.00%, due 8/15/2029	887,389 (a)
4,560,000	Carnival Holdings Bermuda Ltd., 10.38%, due 5/1/2028	4,861,937 (a)
705,000	Carnival PLC, 7.88%, due 6/1/2027	718,254
545,000	Lindblad Expeditions Holdings, Inc., 9.00%, due 5/15/2028	524,263 (a)
130,000	Lindblad Expeditions LLC, 6.75%, due 2/15/2027	118,473 (a)
1,890,000	NCL Corp. Ltd., 5.88%, due 2/15/2027	1,739,687 (a)
Royal Caribbean Cruises Ltd.
970,000	4.25%, due 7/1/2026	892,013 (a)
3,295,000	5.50%, due 4/1/2028	3,004,551 (a)
1,615,000	9.25%, due 1/15/2029	1,685,800 (a)
2,230,000	7.25%, due 1/15/2030	2,199,837 (a)
19,108,095
Lodging 0.1%
810,000	Wyndham Hotels & Resorts, Inc., 4.38%, due 8/15/2028	714,865 (a)
Machinery - Construction & Mining 0.4%
1,425,000	Manitowoc Co., Inc., 9.00%, due 4/1/2026	1,396,794 (a)
1,745,000	Terex Corp., 5.00%, due 5/15/2029	1,527,480 (a)
2,924,274
Machinery - Diversified 1.0%
810,000	ATS Corp., 4.13%, due 12/15/2028	695,587 (a)
Chart Industries, Inc.
3,590,000	7.50%, due 1/1/2030	3,525,327 (a)
265,000	9.50%, due 1/1/2031	272,941 (a)
1,765,000	SPX FLOW, Inc., 8.75%, due 4/1/2030	1,618,170 (a)
410,000	TK Elevator Holdco GmbH, 7.63%, due 7/15/2028	369,779 (a)
840,000	TK Elevator U.S. Newco, Inc., 5.25%, due 7/15/2027	764,776 (a)
7,246,580
Media 4.9%
Altice Financing SA
715,000	5.00%, due 1/15/2028	581,486 (a)
1,540,000	5.75%, due 8/15/2029	1,190,894 (a)
1,795,000	Cable One, Inc., 4.00%, due 11/15/2030	1,337,275 (a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)
Principal Amount		Value

Media – cont'd
CCO Holdings LLC/CCO Holdings Capital Corp.
$395,000	5.13%, due 5/1/2027	$363,675 (a)
4,210,000	5.00%, due 2/1/2028	3,780,316 (a)
1,590,000	6.38%, due 9/1/2029	1,455,165 (a)
1,745,000	4.75%, due 3/1/2030	1,439,490 (a)
1,310,000	4.25%, due 2/1/2031	1,019,439 (a)
735,000	7.38%, due 3/1/2031	694,590 (a)
880,000	4.75%, due 2/1/2032	686,893 (a)
1,840,000	4.50%, due 5/1/2032	1,408,514
1,150,000	4.25%, due 1/15/2034	830,648 (a)
CSC Holdings LLC
1,780,000	5.25%, due 6/1/2024	1,664,341
1,330,000	5.38%, due 2/1/2028	1,059,126 (a)
810,000	11.25%, due 5/15/2028	772,590 (a)
5,585,000	5.75%, due 1/15/2030	2,921,902 (a)
2,065,000	4.13%, due 12/1/2030	1,383,472 (a)
1,645,000	4.63%, due 12/1/2030	834,216 (a)
1,085,000	5.00%, due 11/15/2031	554,803 (a)
2,725,000	Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, due 8/15/2026	28,068 (a)(f)
DISH DBS Corp.
605,000	7.75%, due 7/1/2026	405,393
950,000	5.25%, due 12/1/2026	766,318 (a)
2,380,000	5.13%, due 6/1/2029	1,225,700
1,150,000	DISH Network Corp., 11.75%, due 11/15/2027	1,139,144 (a)
McGraw-Hill Education, Inc.
685,000	5.75%, due 8/1/2028	577,318 (a)
1,385,000	8.00%, due 8/1/2029	1,141,185 (a)
1,125,000	Midcontinent Communications/Midcontinent Finance Corp., 5.38%, due 8/15/2027	1,020,938 (a)
1,085,000	Radiate Holdco LLC/Radiate Finance, Inc., 6.50%, due 9/15/2028	537,075 (a)
Sirius XM Radio, Inc.
420,000	3.13%, due 9/1/2026	376,643 (a)
820,000	5.50%, due 7/1/2029	726,580 (a)
1,327,000	4.13%, due 7/1/2030	1,053,658 (a)
1,080,000	3.88%, due 9/1/2031	813,442 (a)
395,000	TEGNA, Inc., 4.75%, due 3/15/2026	368,587 (a)
34,158,884
Metal Fabricate - Hardware 0.1%
1,070,000	Advanced Drainage Systems, Inc., 6.38%, due 6/15/2030	1,010,260 (a)
Mining 1.3%
1,335,000	Arsenal AIC Parent LLC, 8.00%, due 10/1/2030	1,318,312 (a)
First Quantum Minerals Ltd.
678,000	7.50%, due 4/1/2025	635,889 (a)
35,000	6.88%, due 10/15/2027	29,810 (a)
1,280,000	8.63%, due 6/1/2031	1,080,450 (a)
FMG Resources August 2006 Pty. Ltd.
955,000	4.38%, due 4/1/2031	769,653 (a)
370,000	6.13%, due 4/15/2032	326,573 (a)
Hudbay Minerals, Inc.
2,400,000	4.50%, due 4/1/2026	2,233,715 (a)
1,835,000	6.13%, due 4/1/2029	1,641,972 (a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)
Principal Amount		Value

Mining – cont'd
$1,010,000	Novelis Corp., 4.75%, due 1/30/2030	$856,959 (a)
8,893,333
Miscellaneous Manufacturer 0.4%
370,000	Amsted Industries, Inc., 5.63%, due 7/1/2027	340,469 (a)
2,125,000	Calderys Financing LLC, 11.25%, due 6/1/2028	2,143,594 (a)
2,484,063
Office - Business Equipment 0.1%
780,000	CDW LLC/CDW Finance Corp., 4.25%, due 4/1/2028	709,036
Oil & Gas 5.5%
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
1,140,000	7.00%, due 11/1/2026	1,100,885 (a)
2,325,000	8.25%, due 12/31/2028	2,308,651 (a)
3,010,000	5.88%, due 6/30/2029	2,659,051 (a)
Borr IHC Ltd./Borr Finance LLC
1,215,000	10.00%, due 11/15/2028	1,209,207 (a)(g)
1,100,000	10.38%, due 11/15/2030	1,090,650 (a)(g)
695,000	Callon Petroleum Co., 7.50%, due 6/15/2030	673,152 (a)
1,835,000	Chesapeake Energy Corp., 6.75%, due 4/15/2029	1,795,468 (a)
Civitas Resources, Inc.
1,825,000	8.38%, due 7/1/2028	1,836,244 (a)
3,955,000	8.63%, due 11/1/2030	4,025,501 (a)
2,150,000	8.75%, due 7/1/2031	2,169,923 (a)
Comstock Resources, Inc.
2,635,000	6.75%, due 3/1/2029	2,397,909 (a)
3,475,000	5.88%, due 1/15/2030	2,971,160 (a)
1,180,000	Diamond Foreign Asset Co./Diamond Finance LLC, 8.50%, due 10/1/2030	1,150,151 (a)
Hilcorp Energy I LP/Hilcorp Finance Co.
630,000	6.25%, due 11/1/2028	589,014 (a)
492,000	5.75%, due 2/1/2029	442,938 (a)
885,000	6.00%, due 4/15/2030	785,685 (a)
843,000	6.00%, due 2/1/2031	738,446 (a)
Nabors Industries Ltd.
490,000	7.25%, due 1/15/2026	460,340 (a)
485,000	7.50%, due 1/15/2028	428,352 (a)
1,995,000	Nabors Industries, Inc., 7.38%, due 5/15/2027	1,854,771 (a)
Northern Oil & Gas, Inc.
2,015,000	8.13%, due 3/1/2028	1,989,873 (a)
130,000	8.75%, due 6/15/2031	129,343 (a)
Permian Resources Operating LLC
655,000	5.38%, due 1/15/2026	628,854 (a)
1,735,000	5.88%, due 7/1/2029	1,614,819 (a)
440,000	7.00%, due 1/15/2032	426,533 (a)
2,710,000	Rockcliff Energy II LLC, 5.50%, due 10/15/2029	2,446,001 (a)
570,000	Vital Energy, Inc., 10.13%, due 1/15/2028	571,502
38,494,423
Packaging & Containers 3.4%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
1,510,000	6.00%, due 6/15/2027	1,426,978 (a)
375,000	4.00%, due 9/1/2029	281,276 (a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)
Principal Amount		Value

Packaging & Containers – cont'd
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
$140,000	5.25%, due 4/30/2025	$134,872 (a)
2,950,000	4.13%, due 8/15/2026	2,603,375 (a)
3,065,000	5.25%, due 8/15/2027	2,227,885 (a)
500,000	5.25%, due 8/15/2027	363,440 (a)
Ball Corp.
140,000	5.25%, due 7/1/2025	137,816
140,000	4.88%, due 3/15/2026	134,448
140,000	6.88%, due 3/15/2028	139,585
860,000	6.00%, due 6/15/2029	824,594
1,235,000	Berry Global, Inc., 5.63%, due 7/15/2027	1,178,841 (a)
510,000	Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, due 2/1/2026	490,425
1,100,000	Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co.-Issuer LLC, 6.00%, due 9/15/2028	901,494 (a)
Mauser Packaging Solutions Holding Co.
1,660,000	7.88%, due 8/15/2026	1,554,787 (a)
2,985,000	9.25%, due 4/15/2027	2,485,935 (a)
2,360,000	Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc., 4.38%, due 10/15/2028	2,007,482 (a)
180,000	Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC, 4.00%, due 10/15/2027	157,036 (a)
705,000	Sealed Air Corp., 4.00%, due 12/1/2027	619,718 (a)
1,440,000	Sealed Air Corp./Sealed Air Corp. U.S., 6.13%, due 2/1/2028	1,370,620 (a)
1,320,000	Trident TPI Holdings, Inc., 12.75%, due 12/31/2028	1,348,882 (a)
Trivium Packaging Finance BV
1,335,000	5.50%, due 8/15/2026	1,210,156 (a)
2,370,000	8.50%, due 8/15/2027	1,977,556 (a)
23,577,201
Pharmaceuticals 1.0%
3,410,000	180 Medical, Inc., 3.88%, due 10/15/2029	2,832,950 (a)
Bausch Health Cos., Inc.
1,065,000	5.50%, due 11/1/2025	918,563 (a)
560,000	9.00%, due 12/15/2025	485,745 (a)
585,000	6.13%, due 2/1/2027	326,336 (a)
345,000	5.75%, due 8/15/2027	179,400 (a)
2,365,000	Teva Pharmaceutical Finance Netherlands III BV, 7.88%, due 9/15/2029	2,332,121
7,075,115
Pipelines 8.0%
Antero Midstream Partners LP/Antero Midstream Finance Corp.
1,285,000	5.75%, due 3/1/2027	1,228,168 (a)
800,000	5.38%, due 6/15/2029	726,438 (a)
Buckeye Partners LP
1,310,000	4.50%, due 3/1/2028	1,139,700 (a)
2,445,000	5.85%, due 11/15/2043	1,727,833
2,595,000	5.60%, due 10/15/2044	1,741,894
4,795,000	CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, due 6/15/2031	4,170,455 (a)
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
245,000	5.75%, due 4/1/2025	241,938
1,650,000	6.00%, due 2/1/2029	1,596,375 (a)
3,230,000	DT Midstream, Inc., 4.13%, due 6/15/2029	2,777,183 (a)
1,055,000	EnLink Midstream LLC, 6.50%, due 9/1/2030	1,012,662 (a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)
Principal Amount		Value

Pipelines – cont'd
EQM Midstream Partners LP
$480,000	6.00%, due 7/1/2025	$469,408 (a)
955,000	4.13%, due 12/1/2026	885,886
925,000	7.50%, due 6/1/2027	916,101 (a)
520,000	6.50%, due 7/1/2027	505,442 (a)
1,610,000	4.50%, due 1/15/2029	1,411,835 (a)
910,000	7.50%, due 6/1/2030	892,834 (a)
Genesis Energy LP/Genesis Energy Finance Corp.
1,350,000	6.50%, due 10/1/2025	1,318,873
635,000	6.25%, due 5/15/2026	605,181
950,000	7.75%, due 2/1/2028	894,534
165,000	8.88%, due 4/15/2030	159,506
2,195,000	Harvest Midstream I LP, 7.50%, due 9/1/2028	2,079,879 (a)
Howard Midstream Energy Partners LLC
2,110,000	6.75%, due 1/15/2027	1,994,159 (a)
990,000	8.88%, due 7/15/2028	995,274 (a)
3,105,000	ITT Holdings LLC, 6.50%, due 8/1/2029	2,596,556 (a)
2,890,000	Kinetik Holdings LP, 5.88%, due 6/15/2030	2,651,718 (a)
New Fortress Energy, Inc.
1,205,000	6.75%, due 9/15/2025	1,117,920 (a)
6,880,000	6.50%, due 9/30/2026	6,162,394 (a)
735,000	NuStar Logistics LP, 6.00%, due 6/1/2026	709,172
2,395,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 9.00%, due 10/15/2026	2,299,200 (a)
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
650,000	7.50%, due 10/1/2025	640,348 (a)
570,000	6.00%, due 3/1/2027	521,490 (a)
2,120,000	5.50%, due 1/15/2028	1,857,227 (a)
1,470,000	6.00%, due 12/31/2030	1,237,495 (a)
1,615,000	6.00%, due 9/1/2031	1,358,974 (a)
Venture Global Calcasieu Pass LLC
95,000	3.88%, due 8/15/2029	79,057 (a)
845,000	4.13%, due 8/15/2031	679,386 (a)
Venture Global LNG, Inc.
805,000	8.13%, due 6/1/2028	781,511 (a)
1,755,000	9.50%, due 2/1/2029	1,782,975 (a)
875,000	8.38%, due 6/1/2031	834,973 (a)
1,170,000	9.88%, due 2/1/2032	1,186,367 (a)
55,988,321
Real Estate 0.9%
2,260,000	Cushman & Wakefield U.S. Borrower LLC, 8.88%, due 9/1/2031	2,142,684 (a)
2,110,000	Greystar Real Estate Partners LLC, 7.75%, due 9/1/2030	2,073,075 (a)
Realogy Group LLC/Realogy Co.-Issuer Corp.
1,125,000	5.75%, due 1/15/2029	708,967 (a)
2,225,000	5.25%, due 4/15/2030	1,385,365 (a)
6,310,091
Real Estate Investment Trusts 4.0%
EPR Properties
785,000	4.50%, due 4/1/2025	756,910
1,070,000	3.75%, due 8/15/2029	844,190
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)
Principal Amount		Value

Real Estate Investment Trusts – cont'd
Iron Mountain, Inc.
$1,696,000	4.88%, due 9/15/2027	$1,550,360 (a)
2,449,000	5.25%, due 3/15/2028	2,239,957 (a)
1,305,000	5.00%, due 7/15/2028	1,167,816 (a)
895,000	4.88%, due 9/15/2029	779,600 (a)
400,000	5.25%, due 7/15/2030	347,229 (a)
430,000	5.63%, due 7/15/2032	367,338 (a)
MPT Operating Partnership LP/MPT Finance Corp.
1,730,000	5.25%, due 8/1/2026	1,489,553
1,530,000	5.00%, due 10/15/2027	1,181,231
1,250,000	Necessity Retail REIT, Inc./American Finance Operating Partner LP, 4.50%, due 9/30/2028	935,938 (a)
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.-Issuer
2,025,000	5.88%, due 10/1/2028	1,822,905 (a)
1,275,000	4.88%, due 5/15/2029	1,064,108 (a)
RHP Hotel Properties LP/RHP Finance Corp.
1,235,000	7.25%, due 7/15/2028	1,197,158 (a)
1,055,000	4.50%, due 2/15/2029	898,005 (a)
2,040,000	RLJ Lodging Trust LP, 4.00%, due 9/15/2029	1,662,600 (a)
680,000	Service Properties Trust, 3.95%, due 1/15/2028	508,427
770,000	Starwood Property Trust, Inc., 3.75%, due 12/31/2024	727,650 (a)
3,080,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, due 2/15/2028	2,965,898 (a)
2,430,000	VICI Properties LP, 5.13%, due 5/15/2032	2,099,904
1,015,000	VICI Properties LP/VICI Note Co., Inc., 4.13%, due 8/15/2030	837,324 (a)
XHR LP
1,960,000	6.38%, due 8/15/2025	1,901,199 (a)
900,000	4.88%, due 6/1/2029	761,462 (a)
28,106,762
Retail 3.5%
1011778 BC ULC/New Red Finance, Inc.
930,000	3.88%, due 1/15/2028	830,302 (a)
560,000	3.50%, due 2/15/2029	478,786 (a)
1,175,000	4.00%, due 10/15/2030	962,351 (a)
850,000	Asbury Automotive Group, Inc., 4.63%, due 11/15/2029	719,008 (a)
Bath & Body Works, Inc.
1,980,000	6.63%, due 10/1/2030	1,833,075 (a)
855,000	6.88%, due 11/1/2035	754,496
1,475,000	Beacon Roofing Supply, Inc., 6.50%, due 8/1/2030	1,408,401 (a)
1,365,000	Foot Locker, Inc., 4.00%, due 10/1/2029	1,003,316 (a)
960,000	Gap, Inc., 3.63%, due 10/1/2029	733,465 (a)
2,150,000	GYP Holdings III Corp., 4.63%, due 5/1/2029	1,763,000 (a)
Macy's Retail Holdings LLC
885,000	5.88%, due 4/1/2029	780,216 (a)
1,120,000	5.88%, due 3/15/2030	947,506 (a)
260,000	6.13%, due 3/15/2032	214,724 (a)
1,600,000	4.50%, due 12/15/2034	1,072,000
278,000	5.13%, due 1/15/2042	171,220
1,505,000	NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, due 4/1/2026	1,407,798 (a)
150,000	Penske Automotive Group, Inc., 3.50%, due 9/1/2025	142,364
PetSmart, Inc./PetSmart Finance Corp.
125,000	4.75%, due 2/15/2028	110,610 (a)
1,900,000	7.75%, due 2/15/2029	1,749,220 (a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)
Principal Amount		Value

Retail – cont'd
SRS Distribution, Inc.
$930,000	6.13%, due 7/1/2029	$778,875 (a)
785,000	6.00%, due 12/1/2029	653,513 (a)
1,360,000	Victoria's Secret & Co., 4.63%, due 7/15/2029	999,799 (a)
1,230,000	White Cap Buyer LLC, 6.88%, due 10/15/2028	1,073,384 (a)
1,485,000	White Cap Parent LLC, 8.25% Cash/9.00% PIK, due 3/15/2026	1,393,585 (a)(c)
Yum! Brands, Inc.
1,530,000	4.75%, due 1/15/2030	1,362,021 (a)
420,000	3.63%, due 3/15/2031	341,049
1,195,000	4.63%, due 1/31/2032	1,018,233
24,702,317
Semiconductors 0.2%
980,000	Amkor Technology, Inc., 6.63%, due 9/15/2027	953,846 (a)
565,000	ON Semiconductor Corp., 3.88%, due 9/1/2028	485,380 (a)
1,439,226
Software 1.6%
2,600,000	AthenaHealth Group, Inc., 6.50%, due 2/15/2030	2,124,839 (a)
325,000	Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc., 8.00%, due 6/15/2029	321,013 (a)
1,433,000	Consensus Cloud Solutions, Inc., 6.50%, due 10/15/2028	1,187,599 (a)
1,005,000	Fair Isaac Corp., 5.25%, due 5/15/2026	967,122 (a)
Open Text Holdings, Inc.
960,000	4.13%, due 2/15/2030	795,455 (a)
960,000	4.13%, due 12/1/2031	754,098 (a)
Rackspace Technology Global, Inc.
4,395,000	3.50%, due 2/15/2028	1,926,491 (a)
1,140,000	5.38%, due 12/1/2028	333,359 (a)
1,800,000	RingCentral, Inc., 8.50%, due 8/15/2030	1,710,000 (a)
1,345,000	ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, due 2/1/2029	1,110,386 (a)
11,230,362
Telecommunications 3.4%
3,005,000	Altice France Holding SA, 6.00%, due 2/15/2028	1,317,860 (a)
Altice France SA
2,540,000	5.50%, due 1/15/2028	1,887,289 (a)
1,375,000	5.50%, due 10/15/2029	945,863 (a)
1,095,000	Ciena Corp., 4.00%, due 1/31/2030	912,398 (a)
3,130,000	CommScope Technologies LLC, 5.00%, due 3/15/2027	1,151,934 (a)
CommScope, Inc.
830,000	8.25%, due 3/1/2027	344,450 (a)
1,160,000	4.75%, due 9/1/2029	791,700 (a)
Frontier Communications Holdings LLC
630,000	5.00%, due 5/1/2028	543,936 (a)
1,425,000	5.88%, due 11/1/2029	1,071,056
1,710,000	8.75%, due 5/15/2030	1,629,206 (a)
Iliad Holding SASU
1,050,000	6.50%, due 10/15/2026	981,174 (a)
1,970,000	7.00%, due 10/15/2028	1,782,756 (a)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)
Principal Amount		Value

Telecommunications – cont'd
	Level 3 Financing, Inc.
$2,274,000	4.63%, due 9/15/2027	$1,512,210 (a)
2,350,000	3.75%, due 7/15/2029	1,194,777 (a)
1,030,000	3.88%, due 11/15/2029	917,269 (a)
1,778,000	10.50%, due 5/15/2030	1,779,393 (a)
655,000	Lumen Technologies, Inc., 4.00%, due 2/15/2027	442,125 (a)
	Telecom Italia Capital SA
880,000	6.38%, due 11/15/2033	750,390
365,000	7.20%, due 7/18/2036	315,583
315,000	U.S. Cellular Corp., 6.70%, due 12/15/2033	298,932
	Viasat, Inc.
410,000	5.63%, due 4/15/2027	357,938 (a)
495,000	6.50%, due 7/15/2028	350,906 (a)
2,315,000	Vmed O2 U.K. Financing I PLC, 4.75%, due 7/15/2031	1,863,357 (a)
530,000	Zayo Group Holdings, Inc., 4.00%, due 3/1/2027	398,901 (a)
		23,541,403
Transportation 0.2%
1,525,000	XPO, Inc., 6.25%, due 6/1/2028	1,461,042 (a)
Trucking & Leasing 0.1%
762,000	AerCap Global Aviation Trust, 6.50%, due 6/15/2045	747,512 (a)(d)
Water 0.3%
2,235,000	Solaris Midstream Holdings LLC, 7.63%, due 4/1/2026	2,132,078 (a)
Total Corporate Bonds (Cost $675,485,043)		623,342,416

Loan Assignments(b) 4.1%
Aerospace & Defense 0.4%
964,622	Peraton Corp., Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.17%, due 2/1/2028	945,330
1,890,500	TransDigm, Inc., Term Loan I, (3 mo. USD Term SOFR + 3.25%), 8.64%, due 8/24/2028	1,887,513
		2,832,843
Business Equipment & Services 0.3%
967,632	AppLovin Corp., Term Loan B, (1 mo. USD Term SOFR + 3.10%), 8.42%, due 10/25/2028	964,352
1,428,632	Cyxtera DC Holdings, Inc., Term Loan B, (3 mo. USD Term SOFR + 2.00%), 10.25%, due 5/1/2024	815,649 (f)
		1,780,001
Chemicals & Plastics 0.1%
972,562	Ineos U.S. Finance LLC, Term Loan B, (1 mo. USD Term SOFR + 3.50%), 8.92%, due 2/18/2030	950,378
Containers & Glass Products 0.2%
1,426,425	Trident TPI Holdings, Inc., Term Loan, (3 mo. USD Term SOFR + 4.50%), 9.89%, due 9/15/2028	1,419,649
Diversified Insurance 0.3%
2,419,575	Gainwell Acquisition Corp., Term Loan B, (3 mo. USD Term SOFR + 4.00%), 9.49%, due 10/1/2027	2,308,686
Financial Intermediaries 0.2%
1,546,931	Starwood Property Trust, Inc., Term Loan B3, (1 mo. USD Term SOFR + 3.25%), 8.67%, due 7/26/2026	1,542,104
Health Care 1.0%
5,885,000	Parexel International Corp., Second Lien Term Loan, (1 mo. USD Term SOFR + 6.50%), 11.94%, due 11/15/2029	5,620,175 (h)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)
Principal Amount		Value

Health Care – cont'd
$2,041,935	Team Health Holdings, Inc., Term Loan B, (1 mo. USD Term SOFR + 5.25%, 3 mo. USD Term SOFR + 5.25%), 10.57% – 10.63%, due 3/2/2027	$1,457,145 (i)
		7,077,320
Industrial Equipment 0.2%
1,763,762	Engineered Machinery Holdings, Inc., Second Lien Term Loan, (3 mo. USD Term SOFR + 6.00%), 11.65%, due 5/21/2029	1,710,849 (h)
Leisure Goods - Activities - Movies 0.2%
1,401,487	Carnival Corp., Term Loan B, (1 mo. USD Term SOFR + 3.00%), 8.34%, due 8/8/2027	1,375,210
Life Sciences Tools & Services 0.2%
1,770,000	Star Parent, Inc., Term Loan B, (3 mo. USD Term SOFR + 4.00%), 9.39%, due 9/27/2030	1,684,385
Nonferrous Metals - Minerals 0.3%
1,743,503	U.S. Silica Co., Term Loan B, (1 mo. USD Term SOFR + 4.75%), 10.17%, due 3/25/2030	1,741,952
Oil & Gas 0.2%
1,716,888	Waterbridge Midstream Operating LLC, Term Loan B, (3 mo. USD Term SOFR + 5.75%), 11.39%, due 6/22/2026	1,715,222
Trading Companies & Distributors 0.2%
1,089,125	Fastlane Parent Co., Inc., Term Loan B, (1 mo. USD Term SOFR + 4.50%), due 9/29/2028	1,074,150 (j)(k)
Utilities 0.3%
	Lightstone Holdco LLC
1,778,295	Term Loan B, (3 mo. USD Term SOFR + 5.75%), 11.13%, due 1/29/2027	1,667,596
100,572	Term Loan C, (3 mo. USD Term SOFR + 5.75%), 11.13%, due 1/29/2027	94,311
		1,761,907
Total Loan Assignments (Cost $30,310,265)		28,974,656

Convertible Bonds 0.1%
Media 0.1%
1,825,000	DISH Network Corp., 3.38%, due 8/15/2026 (Cost $1,722,977)	935,313
Number of Shares

Short-Term Investments 1.7%
Investment Companies 1.7%
12,035,904	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.30%(l) (Cost $12,035,904)	12,035,904
Total Investments 98.6% (Cost $744,944,789)		690,794,918
Other Assets Less Liabilities 1.4%		10,016,429 (m)
Net Assets 100.0%		$700,811,347

(a)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2023, these securities amounted to $538,939,965, which represents 76.9% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)
(b)	Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2023 and changes periodically.
(c)	Payment-in-kind (PIK) security.
(d)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(e)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.
(f)	Defaulted security.
(g)	When-issued security. Total value of all such securities at October 31, 2023 amounted to $2,299,857, which represents 0.3% of net assets of the Fund.
(h)	Value determined using significant unobservable inputs.
(i)	The stated interest rates represent the range of rates at October 31, 2023 of the underlying contracts within the Loan Assignment.
(j)	All or a portion of this security was purchased on a delayed delivery basis.
(k)	All or a portion of this security had not settled as of October 31, 2023 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.
(l)	Represents 7-day effective yield as of October 31, 2023.
(m)	As of October 31, 2023, the value of unfunded note commitments was $2,385,000 for the Fund (see Note A of the Notes to Financial Statements)
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$596,430,062	85.1%
Canada	16,659,907	2.4%
Cayman Islands	11,958,786	1.7%
France	9,879,591	1.4%
United Kingdom	8,870,177	1.3%
Luxembourg	6,118,179	0.9%
Germany	5,511,379	0.8%
Switzerland	5,002,612	0.7%
Netherlands	3,187,712	0.5%
Israel	2,332,121	0.3%
Mexico	2,299,857	0.3%
Chile	2,018,919	0.3%
Zambia	1,746,149	0.2%
Austria	1,379,910	0.2%
Finland	1,350,182	0.2%
Czech Republic	1,103,760	0.2%
Australia	1,096,226	0.2%
Italy	1,065,973	0.1%
Ireland	747,512	0.1%
Short-Term Investments and Other Assets—Net	22,052,333	3.1%
	$700,811,347	100.0%
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^  (cont’d)
Derivative Instruments
Total return swap contracts ("total return swaps")
At October 31, 2023, the Fund did not have any open positions in total return swaps.
For the year ended October 31, 2023, the average notional value for the months where the Fund had total return swaps outstanding was $6,240,539 for long positions.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
U.S. Treasury Obligations	$—	$14,978,338	$—	$14,978,338
Asset-Backed Securities	—	10,528,291	—	10,528,291
Corporate Bonds#	—	623,342,416	—	623,342,416
Loan Assignments
Health Care	—	1,457,145	5,620,175	7,077,320
Industrial Equipment	—	—	1,710,849	1,710,849
Other Loan Assignments#	—	20,186,487	—	20,186,487
Total Loan Assignments	—	21,643,632	7,331,024	28,974,656
Convertible Bonds#	—	935,313	—	935,313
Short-Term Investments	—	12,035,904	—	12,035,904
Total Investments	$—	$683,463,894	$7,331,024	$690,794,918

#	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2022	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2023	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2023
Investments in Securities:
Loan Assignments(1)	$—	$18	$—	$115	$1,666	$—	$5,532	$—	$7,331	$115
Total	$—	$18	$—	$115	$1,666	$—	$5,532	$—	$7,331	$115
(1) Securities categorized as Level 3 were valued using a single quotation obtained from a dealer. The
Fund does not have access to significant unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^
October 31, 2023

Principal Amount		Value
Municipal Notes 99.0%
Alabama 1.9%
$700,000	Black Belt Energy Gas District (Alabama Gas Prepay Gas Supply Revenue Project No. 5), Series 2020-A-1, 4.00%, due 10/1/2049 Putable 10/1/2026	$678,276
200,000	Black Belt Energy Gas District (Alabama Gas Prepay Gas Supply Revenue Project No. 7), Series 2021-C-1, 4.00%, due 12/1/2026	193,760
500,000	Sumter County Industrial Development Authority (Green Bond-Enviva, Inc.), Series 2022, 6.00%, due 7/15/2052 Putable 7/15/2032	337,476
		1,209,512
American Samoa 1.0%
750,000	American Samoa Economic Development Authority General Revenue, Series 2021-A, 5.00%, due 9/1/2038	666,274 (a)
Arizona 4.3%
500,000	Maricopa County Industrial Development Authority Education Refunding Revenue (Paradise School Project Paragon Management, Inc.), Series 2016, 5.00%, due 7/1/2036	466,982 (a)
1,500,000	Maricopa County Industrial Development Authority Exempt Facility Revenue (Commercial Metals Co. Project), Series 2022, 4.00%, due 10/15/2047	1,154,404 (a)
170,000	Navajo Nation Refunding Revenue, Series 2015-A, 5.00%, due 12/1/2025	170,709 (a)
500,000	Phoenix Industrial Development Authority Education Refunding Revenue (Great Hearts Academies), Series 2016-A, 5.00%, due 7/1/2046	425,819
500,000	Pima County Industrial Development Authority Education Refunding Revenue (American Leadership Academy Project), Series 2015, 5.38%, due 6/15/2035	492,127 (a)
		2,710,041
Arkansas 1.4%
990,000	Batesville Public Facilities Board Hospital Revenue Refunding (White River Health System, Inc.), Series 2020, 3.00%, due 6/1/2028	885,885
California 8.2%
265,000	California County Tobacco Securitization Agency Refunding Revenue, Series 2020-B-1, 5.00%, due 6/1/2049	253,923
	California Housing Finance Agency Municipal Certificate
936,352	Series 2019-A, 4.25%, due 1/15/2035	867,565
480,756	Series 2021-1-A, 3.50%, due 11/20/2035	416,067
250,000	California Municipal Finance Authority Charter School Lease Revenue (Santa Rosa Academy Project), Series 2015, 5.13%, due 7/1/2035	243,035 (a)
	California Municipal Finance Authority Charter School Revenue (John Adams Academics Project)
215,000	Series 2015-A, 4.50%, due 10/1/2025	210,071
400,000	Series 2019-A, 5.00%, due 10/1/2049	331,751 (a)
500,000	California Municipal Finance Authority Charter School Revenue (Palmdale Aerospace Academy Project), Series 2016, 5.00%, due 7/1/2031	489,219 (a)
400,000	California Municipal Finance Authority Revenue (Baptist University), Series 2015-A, 5.00%, due 11/1/2030	393,976 (a)
470,000	California State Pollution Control Financing Authority Solid Waste Disposal Revenue (Aemerage Redak Services Southern California LLC Project), Series 2016, 7.00%, due 12/1/2027	47,000 (a)(b)
250,000	California State Pollution Control Financing Authority Solid Waste Disposal Revenue (Calplant I Green Bond Project), Series 2019, 7.50%, due 12/1/2039	6,168 (a)(b)
250,000	California State Pollution Control Financing Authority Solid Waste Disposal Revenue (Green Bond-Rialto Bioenergy Facility LLC Project), Series 2019, 7.50%, due 12/1/2040	132,500 (a)(b)
500,000	California State School Finance Authority Charter School Revenue (Downtown College Prep-Obligation Group), Series 2016, 4.75%, due 6/1/2036	462,394 (a)
600,000	California State School Finance Authority Charter School Revenue (Rocketship Education), Series 2016-A, 5.00%, due 6/1/2031	592,166 (a)
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^  (cont’d)
Principal Amount		Value
California – cont'd
$400,000	California Statewide Communities Development Authority Revenue Refunding (Lancer Education Student Housing Project), Series 2016-A, 5.00%, due 6/1/2036	$365,002 (a)
55,000	California Statewide Communities Development Authority Special Tax Revenue Refunding (Community Facility District No. 2007-01 Orinda Wilder Project), Series 2015, 4.50%, due 9/1/2025	54,760
500,000	Chino Valley Unified School District General Obligation, Series 2020-B, (AGM Insured), 3.38%, due 8/1/2050	370,693
		5,236,290
Colorado 4.7%
100,000	Colorado Educational & Cultural Facilities Authority Revenue (National Jewish Federation Bond Program), (LOC: TD Bank N.A.), Series 2011, 3.95%, due 7/1/2041	100,000 (c)
391,000	Crystal Crossing Metropolitan District Refunding General Obligation, Series 2016, 4.50%, due 12/1/2026	379,069
500,000	Littleton Village Metropolitan District No. 2 Refunding General Obligation, Series 2015, 5.38%, due 12/1/2045	447,881
	Park Creek Metropolitan District Refunding Tax Allocation Revenue (Senior Ltd. Property Tax Supported)
250,000	Series 2015-A, 5.00%, due 12/1/2034	251,597
175,000	Series 2015-A, 5.00%, due 12/1/2035	175,671
500,000	Series 2015-A, 5.00%, due 12/1/2045	481,301
300,000	Platte River Metropolitan District General Obligation Refunding, Series 2023-A, 6.50%, due 8/1/2053	280,943 (a)(d)
1,300,000	Pueblo Urban Renewal Authority Tax Increment Revenue (Evraz Project), Series 2021-A, 4.75%, due 12/1/2045	884,000 (a)
		3,000,462
Florida 3.4%
200,000	Capital Trust Agency Senior Living Revenue (H-Bay Ministries, Inc. Superior Residences-Third Tier), Series 2018-C, 7.50%, due 7/1/2053	2,000 (a)(b)
500,000	Capital Trust Agency Senior Living Revenue (Wonderful Foundations School Project), Series 2020-A-1, 5.00%, due 1/1/2055	348,738 (a)
650,000	Florida Development Finance Corp. Education Facilities Revenue Refunding (Pepin Academies, Inc.), Series 2016-A, 5.00%, due 7/1/2036	556,105
450,000	Florida State Development Finance Corp. Education Facilities Revenue (Renaissance Charter School, Inc. Project), Series 2015-A, 6.00%, due 6/15/2035	440,041 (a)
130,000	Florida State Housing Finance Corp. Revenue, Series 2015-1, (GNMA/FNMA/FHLMC Insured), 3.75%, due 7/1/2035	124,708
955,000	Village Community Development District No. 13 Special Assessment Revenue, Series 2019, 3.70%, due 5/1/2050	671,024
		2,142,616
Georgia 4.7%
	Main Street Natural Gas, Inc. Gas Supply Revenue
1,400,000	Series 2022-C, 4.00%, due 8/1/2052 Putable 11/1/2027	1,303,695 (a)
1,000,000	Series 2023-C, 5.00%, due 9/1/2053 Putable 9/1/2030	993,005
700,000	Municipal Electric Authority of Georgia Revenue (Plant Vogtle Units 3 & 4 Project M Bonds), Series 2023-A, 5.50%, due 7/1/2064	674,516
		2,971,216
Guam 0.6%
350,000	Guam Power Authority Revenue, Series 2022-A, 5.00%, due 10/1/2034	353,698
Hawaii 0.3%
250,000	Hawaii State Department of Budget & Finance Special Purpose Revenue Refunding, Series 2015-A, 5.00%, due 1/1/2035	216,583 (a)
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^  (cont’d)
Principal Amount		Value
Illinois 7.2%
	Chicago General Obligation
$1,000,000	Series 2019-A, 5.00%, due 1/1/2044	$941,873
500,000	Series 2019-A, 5.50%, due 1/1/2049	487,330
700,000	Series 2023-A, 5.50%, due 1/1/2043	696,894
200,000	Chicago O'Hare International Airport Special Facility Revenue (Trips Obligated Group), Series 2018, 5.00%, due 7/1/2048	176,040
155,000	Chicago Waterworks Revenue (Second Lien Project), Series 2014, 5.00%, due 11/1/2027	155,773
400,000	Illinois Finance Authority Charter School Revenue (Intrinsic School-Belmont School Project), Series 2015-A, 5.75%, due 12/1/2035	388,131 (a)
425,000	Illinois Finance Authority Revenue Refunding (Rosalind Franklin University of Medicine & Science), Series 2017-A, 5.00%, due 8/1/2047	384,142
1,000,000	Illinois State General Obligation, Series 2021-A, 5.00%, due 3/1/2046	938,668
500,000	Upper Illinois River Valley Development Authority Revenue Refunding (Cambridge Lakes Learning Center), Series 2017-A, 5.25%, due 12/1/2047	399,302 (a)
		4,568,153
Indiana 0.6%
500,000	Indiana State Finance Authority Revenue (Greencroft Obligation Group), Series 2021-A, 4.00%, due 11/15/2043	351,439
Kansas 0.2%
145,000	Goddard Kansas Sales Tax Special Obligation Revenue (Olympic Park Star Bond Project), Series 2019, 3.60%, due 6/1/2030	134,811
Kentucky 2.7%
405,000	Kentucky Economic Development Finance Authority (Senior Next Generation Information Highway Project), Series 2015-A, 4.00%, due 7/1/2029	384,228
500,000	Kentucky Economic Development Finance Authority Revenue Refunding (Owensboro Health), Series 2017-A, 5.00%, due 6/1/2041	464,734
900,000	Kentucky Municipal Power Agency Power System Revenue Refunding (Prairie Saint Project), Series 2019, 4.00%, due 9/1/2045	699,865
200,000	Kentucky State Public Energy Authority Gas Supply Revenue, Series 2018-A, 4.00%, due 4/1/2048 Putable 4/1/2024	199,045
		1,747,872
Louisiana 0.9%
289,390	Louisiana Local Government Environmental Facilities & Community Development Authority Revenue (Lafourche Parish Gomesa Project), Series 2019, 3.95%, due 11/1/2043	232,678 (a)
400,000	Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Refunding (Westside Habilitation Center Project), Series 2017-A, 5.75%, due 2/1/2032	363,897 (a)
		596,575
Maine 1.3%
1,000,000	Maine State Finance Authority (Green Bond-Go Lab Madison LLC Project), Series 2021, 8.00%, due 12/1/2051	619,150 (a)
200,000	Maine State Finance Authority Solid Waste Disposal Revenue (Casella Waste System Project), Series 2015, 5.13%, due 8/1/2035 Putable 8/1/2025	197,508 (a)
		816,658
Maryland 0.6%
	Baltimore Special Obligation Refunding Revenue Senior Lien (Harbor Point Project)
250,000	Series 2019-A, 3.63%, due 6/1/2046	181,445 (a)
200,000	Series 2022, 5.00%, due 6/1/2051	174,152
		355,597
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^  (cont’d)
Principal Amount		Value
Massachusetts 0.8%
	Massachusetts State Education Financing Authority Revenue
$250,000	Series 2023-B, 4.25%, due 7/1/2044	$228,645
350,000	Series 2023-C, 5.00%, due 7/1/2053	293,539
		522,184
Michigan 3.6%
1,050,000	Detroit Social Bonds General Obligation, Series 2021-A, 4.00%, due 4/1/2042	827,414
1,500,000	Michigan State Strategic Fund Ltd. Obligation Revenue (Green Bond-Recycled Board Machine Project), Series 2021, 4.00%, due 10/1/2061 Putable 10/1/2026	1,453,425
		2,280,839
Minnesota 1.0%
500,000	Saint Paul Housing & Redevelopment Authority Charter School Lease Revenue (Academia Cesar Chavez School Project), Series 2015-A, 5.25%, due 7/1/2050	382,670
300,000	Saint Paul Housing & Redevelopment Authority Charter School Lease Revenue (Twin Cities Academy Project), Series 2015-A, 5.00%, due 7/1/2035	269,933
		652,603
Mississippi 0.4%
285,000	Mississippi Development Bank Special Obligation (Jackson Co. Gomesa Project), Series 2021, 3.63%, due 11/1/2036	239,135 (a)
Missouri 0.9%
710,000	Missouri State Health & Educational Facilities Authority Revenue (Mercy Health), Series 2020, 4.00%, due 6/1/2053	561,636
Montana 1.0%
1,000,000	Gallatin County Industrial Development Revenue (Bozeman Fiber Project), Series 2021-A, 4.00%, due 10/15/2051	638,556 (a)
Nevada 0.7%
500,000	Director of the State of Nevada Department of Business & Industrial Revenue (Somerset Academy), Series 2015-A, 5.13%, due 12/15/2045	424,033 (a)
New Hampshire 0.8%
750,000	New Hampshire Business Finance Authority Revenue (Green Bond), Series 2020-B, 3.75%, due 7/1/2045 Putable 7/2/2040	529,231 (a)
New Jersey 1.5%
1,075,000	New Jersey Transportation Trust Fund Authority Revenue Refunding, Series 2023-AA, 4.25%, due 6/15/2044	957,153
New Mexico 0.8%
670,000	Winrock Town Center Tax Increment Development District No. 1 (Senior Lien), Series 2022, 4.25%, due 5/1/2040	520,175 (a)
New York 5.0%
100,000	Metropolitan Transportation Authority Revenue Refunding, (LOC: Barclays Bank PLC), Series 2012-G-1, 4.00%, due 11/1/2032	100,000 (c)
455,000	Nassau County Industrial Development Agency Revenue Refunding (Cold Spring), (LOC: TD Bank N.A.), Series 1999, 3.85%, due 1/1/2034	455,000 (c)
	New York State Transportation Development Corp. Special Facility Revenue (Delta Airlines, Inc.-LaGuardia Airport Terminal C & D Redevelopment)
325,000	Series 2018, 5.00%, due 1/1/2028	319,627
500,000	Series 2020, 4.38%, due 10/1/2045	411,687
200,000	New York State Transportation Development Corp. Special Facility Revenue Refunding (American Airlines, Inc., John F. Kennedy International Airport Project), Series 2021, 3.00%, due 8/1/2031	167,635
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^  (cont’d)
Principal Amount		Value
New York – cont'd
$705,000	Suffolk Tobacco Asset Securitization Corp. Refunding (Tobacco Settle Asset Backed Subordinated Bonds), Series 2021-B1, 4.00%, due 6/1/2050	$624,651
500,000	Westchester County Local Development Corp. Revenue (Purchase Senior Learning Community, Inc. Project), Series 2021-A, 5.00%, due 7/1/2056	354,284 (a)
420,000	Westchester County Local Development Corp. Revenue Refunding (Kendal on Hudson Project), Series 2022-B, 5.00%, due 1/1/2051	357,069
420,000	Yonkers Economic Development Corp. Education Revenue (Charter School of Education Excellence Project), Series 2019-A, 5.00%, due 10/15/2039	368,227
		3,158,180
Ohio 7.5%
450,000	Akron Bath Copley Joint Township Hospital District (Summa Health Systems Obligation), Series 2020, 4.00%, due 11/15/2035	395,572
740,000	Cleveland-Cuyahoga County Port Authority Tax Increment Finance Revenue Refunding (Senior-Flats East Bank Project), Series 2021-A, 4.00%, due 12/1/2055	525,475 (a)
500,000	Ohio State Air Quality Development Authority (Ohio Valley Electric Corp. Project), Series 2009-B, 1.38%, due 2/1/2026 Putable 11/1/2024	477,913
1,500,000	Ohio State Air Quality Development Authority Exempt Facilities Revenue (AMG Vanadium LLC), Series 2019, 5.00%, due 7/1/2049	1,194,028 (a)
1,500,000	Ohio State Air Quality Development Authority Revenue (Ohio Valley Electric Corp. Project), Series 2014-B, 2.60%, due 6/1/2041 Putable 10/1/2029	1,247,640
750,000	Ohio State Air Quality Development Authority Revenue Refunding (Ohio Valley Electric Corp. Project), Series 2019-A, 3.25%, due 9/1/2029	687,469
365,000	Southern Ohio Port Exempt Facility Authority Revenue (PureCycle Project), Series 2020-A, 7.00%, due 12/1/2042	245,189 (a)
		4,773,286
Oregon 1.3%
500,000	Portland General Obligation (Transportation Project), Series 2022-A, 2.25%, due 10/1/2041	318,367
750,000	Yamhill County Hospital Authority Refunding Revenue (Friends View), Series 2021-A, 5.00%, due 11/15/2051	526,405
		844,772
Pennsylvania 1.4%
750,000	Pennsylvania Economic Development Financing Authority Revenue (Bridges Finco LP), Series 2016, 5.00%, due 12/31/2038	710,383
400,000	Pennsylvania Economic Development Financing Authority Revenue Refunding (Tapestry Moon Senior Housing Project), Series 2018-A, 6.75%, due 12/1/2053	152,500 (a)(b)
		862,883
Puerto Rico 3.6%
	Puerto Rico Commonwealth General Obligation (Restructured)
9,423	Series 2021-A, 0.00%, due 7/1/2024	9,129
74,376	Series 2021-A, 0.00%, due 7/1/2033	42,482
64,367	Series 2021-A1, 5.38%, due 7/1/2025	64,712
63,784	Series 2021-A1, 5.63%, due 7/1/2027	64,875
62,750	Series 2021-A1, 5.63%, due 7/1/2029	64,116
60,948	Series 2021-A1, 5.75%, due 7/1/2031	62,691
57,794	Series 2021-A1, 4.00%, due 7/1/2033	50,254
51,950	Series 2021-A1, 4.00%, due 7/1/2035	43,552
44,586	Series 2021-A1, 4.00%, due 7/1/2037	36,203
60,620	Series 2021-A1, 4.00%, due 7/1/2041	46,748
813,045	Series 2021-A1, 4.00%, due 7/1/2046	593,633
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^  (cont’d)
Principal Amount		Value
Puerto Rico – cont'd
	Puerto Rico Electric Power Authority Power Revenue
$650,000	Series 2010-XX, 5.25%, due 7/1/2035	$162,500 (b)
1,500,000	Series 2012-A, 5.00%, due 7/1/2042	375,000 (b)
	Puerto Rico Industrial Tourist Education Medical & Environmental Control Facilities Authority Revenue (Hospital Auxilio Mutuo Obligation Group Project)
550,000	Series 2021, 5.00%, due 7/1/2030	561,250
100,000	Series 2021, 5.00%, due 7/1/2034	101,772
		2,278,917
South Carolina 1.5%
500,000	Lancaster County Assessment Revenue Refunding (Walnut Creek Improvement District), Series 2016-A-1, 5.00%, due 12/1/2031	480,726
150,000	South Carolina Jobs Economic Development Authority Economic Development Revenue (River Park Senior Living Project), Series 2017-A, 7.75%, due 10/1/2057	155,850
300,000	South Carolina Jobs Economic Development Authority Solid Waste Disposal Revenue (AMT-Green Bond-Last Step Recycling LLC Project), Series 2021-A, 6.50%, due 6/1/2051	208,259 (a)
500,000	South Carolina Jobs Economic Development Authority Solid Waste Disposal Revenue (Green Bond-Jasper Pellets LLC Project), Series 2018-A, 7.00%, due 11/1/2038	87,450 #(a)(b)(e)(f)
500,000	South Carolina Jobs Economic Development Authority Solid Waste Disposal Revenue (RePower South Berkeley LLC Project), Series 2017, 6.25%, due 2/1/2045	50,000 (a)(b)
		982,285
Tennessee 0.6%
500,000	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board Revenue (Blakeford At Green Hills), Series 2020-A, 4.00%, due 11/1/2045	353,866
Texas 12.6%
750,000	Anson Educational Facilities Corp. Educational Revenue (Arlington Classics Academy), Series 2016-A, 5.00%, due 8/15/2045	674,059
500,000	Dallas Independent School District General Obligation, Series 2022, (PSF-GTD Insured), 2.75%, due 2/15/2052	302,073
95,000	Fort Bend County Industrial Development Corp. Revenue (NRG Energy, Inc.), Series 2012-A, 4.75%, due 5/1/2038	85,413
750,000	Hale Center Education Facilities Corp. Revenue Refunding (Wayland Baptist University Project), Series 2022, 5.00%, due 3/1/2033	743,148
495,000	Harris County Municipal Utility District No. 489 General Obligation, Series 2023, (AGM Insured), 4.00%, due 9/1/2036	444,809
	Hidalgo County Regional Mobility Authority Toll & Vehicle Registration Junior Lien Refunding
750,000	Series 2022-B, 4.00%, due 12/1/2037	627,667
755,000	Series 2022-B, 4.00%, due 12/1/2039	611,029
1,000,000	Series 2022-B, 4.00%, due 12/1/2040	795,654
	Houston Airport System Revenue (United Airlines, Inc. Terminal Improvement Project)
400,000	Series 2015-B-1, 5.00%, due 7/15/2030	382,674
750,000	Series 2021-B-1, 4.00%, due 7/15/2041	592,747
500,000	New Hope Cultural Education Facilities Finance Corp. Revenue (Beta Academy), Series 2019-A, 5.00%, due 8/15/2049	409,958 (a)
500,000	New Hope Cultural Education Facilities Finance Corp. Senior Living Revenue (Cardinal Bay, Inc. Village On The Park Carriage), Series 2016-C, 5.50%, due 7/1/2046	200,000 (b)
500,000	New Hope Cultural Education Facilities Finance Corp. Student Housing Revenue (NCCD-College Station Properties LLC), Series 2015-A, 5.00%, due 7/1/2047	453,750 (b)
300,000	Port Beaumont Navigation District Dock & Wharf Facility Revenue Refunding (Jefferson Gulf Coast Energy Project), Series 2020-A, 3.63%, due 1/1/2035	226,498 (a)
500,000	Texas State Private Activity Bond Surface Transportation Corp. Revenue (Senior Lien-Blueridge Transportation Group LLC), Series 2016, 5.00%, due 12/31/2040	460,259
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^  (cont’d)
Principal Amount		Value
Texas – cont'd
$1,000,000	Texas State Private Activity Bond Surface Transportation Corp. Senior Lien Revenue Refunding (Senior North Tarrant Express Managed Lanes Project), Series 2019-A, 5.00%, due 12/31/2030	$1,024,352
		8,034,090
Utah 1.8%
	Utah Infrastructure Agency Telecommunication Revenue
600,000	Series 2019-A, 4.00%, due 10/15/2036	512,669
1,000,000	Series 2021-A, 3.00%, due 10/15/2045	600,682
		1,113,351
Vermont 1.0%
500,000	Vermont Economic Development Authority Solid Waste Disposal Revenue (Casella Waste System, Inc.), Series 2013, 4.63%, due 4/1/2036 Putable 4/3/2028	478,486 (a)
180,000	Vermont Student Assistant Corp. Education Loan Revenue, Series 2015-A, 4.13%, due 6/15/2028	178,755
		657,241
West Virginia 3.2%
	West Virginia Hospital Finance Authority Revenue (Vandalia Health Group)
1,500,000	Series 2023-B, 6.00%, due 9/1/2053	1,544,588
500,000	Series 2023-B, (AGM Insured), 5.38%, due 9/1/2053	495,816
		2,040,404
Wisconsin 4.0%
300,000	Public Finance Authority Education Revenue (Resh Triangle High School Project), Series 2015-A, 5.38%, due 7/1/2035	286,827 (a)
500,000	Public Finance Authority Hospital Revenue (Carson Valley Medical Center), Series 2021-A, 4.00%, due 12/1/2051	339,676
411,673	Public Finance Authority Revenue (Goodwill Industries of Southern Nevada Project), Series 2015-A, 5.50%, due 12/1/2038	344,988
1,170,000	Public Finance Authority Revenue Refunding (Celanese Project), Series 2016-C, 4.30%, due 11/1/2030	1,081,013
500,000	Public Finance Authority Special Facility Revenue (Sky Harbour Capital LLC Aviation Facility Project), Series 2021, 4.00%, due 7/1/2041	347,774
200,000	Saint Croix Chippewa Indians of Wisconsin Refunding, Series 2021, 5.00%, due 9/30/2041	139,730 (a)
		2,540,008
Total Investments 99.0% (Cost $76,767,721)		62,928,510
Other Assets Less Liabilities 1.0%		622,686
Net Assets 100.0%		$63,551,196

(a)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2023, these securities amounted to $18,581,632, which represents 29.2% of net assets of the Fund.

(b)	Defaulted security.
(c)
Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at October 31, 2023.

(d)	When-issued security. Total value of all such securities at October 31, 2023 amounted to $280,943, which represents 0.4% of net assets of the Fund.
(e)	Value determined using significant unobservable inputs.
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^  (cont’d)
(f)
Security fair valued as of October 31, 2023 in accordance with procedures approved by the valuation designee. Total value of all such securities at October 31, 2023 amounted to $87,450, which represents
0.1% of net assets of the Fund.

#
This security has been deemed by Management to be illiquid, and is subject to restrictions on resale. Total value of all such securities at October 31, 2023 amounted to $87,450, which represents 0.1% of net assets of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 10/31/2023	Fair Value Percentage of Net Assets as of 10/31/2023
South Carolina Jobs Economic Development Authority Solid Waste Disposal Revenue (Green Bond-Jasper Pellets LLC Project)	12/4/2018-6/25/2020	$481,663	$87,450	0.1%
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Municipal Notes
South Carolina	$—	$894,835	$87,450	$982,285
Other Municipal Notes#	—	61,946,225	—	61,946,225
Total Municipal Notes	—	62,841,060	87,450	62,928,510
Total Investments	$—	$62,841,060	$87,450	$62,928,510

#	The Schedule of Investments provides information on the state/territory categorization.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2022	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2023	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2023
Investments in Securities:
Municipal Notes(1)	$—	$1	$—	$(389)	$—	$—	$475	$—	$87	$(389)
Total	$—	$1	$—	$(389)	$—	$—	$475	$—	$87	$(389)
(1) Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 10/31/2023	Valuation approach	Significant unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Municipal Notes	$87,450	Market Approach	Recovery Value (of Par Value)	17.5%	17.5%	Increase
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^
October 31, 2023

Principal Amount		Value
Municipal Notes 98.4%
Alabama 0.8%
$565,000	Fort Payne City General Obligation (School Warrants), Series 2018-B, (AGM Insured), 5.00%, due 5/1/2027	$584,065
Arkansas 2.7%
550,000	Benton Washington Regional Public Water Authority Revenue Green Bond, Series 2022, (BAM Insured), 4.00%, due 10/1/2033	528,723
1,000,000	Pulaski County Revenue (Arkansas Children's Hospital), Series 2023, 5.25%, due 3/1/2053	994,968
315,000	Russellville Water & Sewer Revenue, Series 2018, (AGM Insured), 4.00%, due 7/1/2028	314,541
		1,838,232
California 1.4%
1,000,000	Glendale Water Revenue Refunding, Series 2020, 2.00%, due 2/1/2033	775,532
200,000	San Diego Association of Governments Capital Grant Receipts Revenue (Green Bond Mid-Coast Corridor Transit Project), Series 2019-A, 5.00%, due 11/15/2024	200,068
		975,600
Colorado 2.2%
200,000	Pueblo Urban Renewal Authority Tax Increment Revenue (Evraz Project), Series 2021-A, 4.75%, due 12/1/2045	136,000 (a)
1,500,000	University of Colorado Enterprise System Revenue Refunding (University Enterprise Green Bond), Series 2021-C-3A, 2.00%, due 6/1/2051 Putable 10/15/2026	1,388,533
		1,524,533
District of Columbia 0.7%
525,000	District of Columbia Revenue Refunding (Gallaudet University), Series 2021-A, 5.00%, due 4/1/2051	495,822
Florida 1.8%
1,225,000	Miami-Dade County (Building Better Community Program), Series 2015-D, 5.00%, due 7/1/2026	1,263,429
Georgia 1.5%
1,000,000	Metropolitan Atlanta Rapid Transit Authority Sales Tax Revenue Refunding, Series 2016-B, 5.00%, due 7/1/2035	1,019,804
Illinois 6.8%
1,000,000	Cook County Community Consolidated School District No. 21 General Obligation (Wheeling School Building), Series 2019-A, (AGM Insured), 4.00%, due 12/1/2035	930,272
	Illinois State General Obligation
670,000	Series 2016, 4.00%, due 1/1/2031	641,330
600,000	Series 2023-B, 5.00%, due 5/1/2028	616,261
1,000,000	Series 2023-B, 5.00%, due 5/1/2036	1,006,881
	Sales Tax Securitization Corp. Senior Lien Revenue Refunding (Social Bonds)
650,000	Series 2023-A, 5.00%, due 1/1/2033	673,063
1,000,000	Series 2023-A, 4.00%, due 1/1/2042	867,179
		4,734,986
Indiana 4.9%
	Anderson School Building Corp. (First Mortgage)
850,000	Series 2018, 5.00%, due 1/15/2024	851,476
895,000	Series 2018, 5.00%, due 1/15/2026	911,225
1,000,000	Indiana Finance Authority Revenue (Indiana University Health), Series 2023-A, 5.00%, due 10/1/2053	972,521
660,000	West Central Conservancy District Savage Revenue Refunding, Series 2021, 4.00%, due 7/1/2029	666,089
		3,401,311
See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^  (cont’d)
Principal Amount		Value
Kentucky 9.1%
	Breathitt County School District Finance Corp. Revenue
$210,000	Series 2021, 2.00%, due 4/1/2027	$189,643
835,000	Series 2021, 2.00%, due 4/1/2029	712,870
	Daviess County School District Finance Corp. Revenue
775,000	Series 2021-A, 5.00%, due 12/1/2027	803,595
900,000	Series 2021-A, 2.00%, due 12/1/2031	713,373
	Green County School District Finance Corp.
525,000	Series 2021, 2.00%, due 10/1/2024	511,292
335,000	Series 2021, 2.00%, due 10/1/2025	316,713
650,000	Series 2021, 2.00%, due 10/1/2026	598,416
500,000	Kentucky Economic Development Finance Authority Revenue Refunding (Owensboro Health), Series 2017-A, 5.00%, due 6/1/2041	464,734
	Lewis County School District Finance Corp. Revenue
460,000	Series 2021-B, 2.00%, due 8/1/2024	448,424
585,000	Series 2021-B, 2.00%, due 8/1/2025	553,794
1,000,000	Logan-Todd Regional Water Commission Revenue Refunding, Series 2016-A, (AGM Insured), 5.00%, due 7/1/2028	1,025,071
		6,337,925
Louisiana 3.7%
1,220,000	Louisiana Public Facilities Authority Revenue Refunding (Hurricane Recovery Program), Series 2014, 5.00%, due 6/1/2024	1,227,319
	Natchitoches Parish School District No. 9 General Obligation
505,000	Series 2018, (AGM Insured), 5.00%, due 3/1/2027	520,592
755,000	Series 2018, (AGM Insured), 5.00%, due 3/1/2028	785,274
		2,533,185
Maine 0.4%
400,000	Maine State Finance Authority (Green Bond-Go Lab Madison LLC Project), Series 2021, 8.00%, due 12/1/2051	247,660 (a)
Michigan 13.0%
1,000,000	Dearborn General Obligation (Sewer), Series 2018, 4.00%, due 4/1/2033	992,140
	Detroit General Obligation
500,000	Series 2021-A, 4.00%, due 4/1/2040	405,618
250,000	Series 2023-C, 6.00%, due 5/1/2043	259,112
	Fowlerville Community School District Refunding General Obligation
1,000,000	Series 2022, 3.00%, due 5/1/2029	942,436
70,000	Series 2022, 4.00%, due 5/1/2033	69,154
	Kent Hospital Finance Authority Revenue (Mary Free Bed Rehabilitation Hospital)
105,000	Series 2021-A, 5.00%, due 4/1/2028	106,746
1,015,000	Series 2021-A, 4.00%, due 4/1/2033	928,817
500,000	Livonia Public School District General Obligation, Series 2016, (AGM Insured), 5.00%, due 5/1/2028	512,446
750,000	Michigan State Housing Development Authority Revenue (Non Ace), Series 2016-B, 2.50%, due 12/1/2026	705,509
290,000	Michigan State Housing Development Authority Revenue Refunding, Series 2018-B, 3.15%, due 4/1/2028	273,169
1,000,000	Michigan State Housing Development Authority Single Family Mortgage Revenue (Non Ace), Series 2018-C, 2.90%, due 12/1/2024	984,388
1,000,000	Michigan State Strategic Fund Ltd. Obligation Revenue (Green Bond-Recycled Board Machine Project), Series 2021, 4.00%, due 10/1/2061 Putable 10/1/2026	968,950
See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^  (cont’d)
Principal Amount		Value
Michigan – cont'd
	Trenton Public School District General Obligation (School Building & Site)
$785,000	Series 2018-B, 5.00%, due 5/1/2036	$815,476
1,025,000	Series 2018-B, 5.00%, due 5/1/2039	1,049,093
		9,013,054
Minnesota 2.0%
	Duluth Economic Development Authority Revenue Refunding (Saint Luke's Hospital of Duluth)
310,000	Series 2022-A, 5.00%, due 6/15/2027	308,579
410,000	Series 2022-A, 5.00%, due 6/15/2028	408,451
500,000	Minnesota Rural Water Finance Authority (Public Project Construction Notes), Series 2022, 2.63%, due 12/1/2023	498,836
210,000	Saint Paul Housing & Redevelopment Authority Charter School Lease Revenue (Metro Deaf School Project), Series 2018-A, 5.00%, due 6/15/2038	186,915 (a)
		1,402,781
Missouri 2.8%
1,000,000	Bi-State Development Agency of the Missouri-Illinois Metropolitan District Revenue Refunding (Combined Lien Mass Transit Sales Tax Appropriation), Series 2019, 4.00%, due 10/1/2036	925,207
1,000,000	Saint Louis School District General Obligation, Series 2023, (AGM Insured), 5.00%, due 4/1/2039	1,023,349
		1,948,556
New Jersey 2.0%
185,000	New Jersey State Economic Development Authority Revenue (Social Bonds), Series 2021-QQQ, 5.00%, due 6/15/2025	187,626
650,000	New Jersey State Housing & Mortgage Finance Agency Multi-Family Revenue Refunding, Series 2017-A, 2.60%, due 11/1/2024	639,978
100,000	New Jersey State Transportation Trust Fund Authority Revenue Refunding, Series 2021-A, 5.00%, due 6/15/2031	105,453
575,000	Newark Board of Education General Obligation (Sustainability Bonds), Series 2021, (BAM Insured), 3.00%, due 7/15/2038	423,991
		1,357,048
New York 11.6%
250,000	Buffalo Sewer Authority Environmental Impact Revenue (Green Bond), Series 2021, 1.75%, due 6/15/2049	137,463 (b)
200,000	Build NYC Resource Corp. Revenue (New Dawn Charter School Project), Series 2019, 5.75%, due 2/1/2049	169,922 (a)
	Metropolitan Transportation Authority Revenue
230,000	(LOC: Barclays Bank PLC), Series 2015-E-1, 4.00%, due 11/15/2050	230,000 (c)
850,000	Series 2016-B, 5.00%, due 11/15/2025	860,962
1,100,000	Metropolitan Transportation Authority Revenue Refunding, (LOC: Barclays Bank PLC), Series 2012-G-1, 4.00%, due 11/1/2032	1,100,000 (c)
150,000	Nassau County Industrial Development Agency Revenue Refunding (Cold Spring), (LOC: TD Bank N.A.), Series 1999, 3.85%, due 1/1/2034	150,000 (c)
150,000	Nassau County Local Economic Assistance Corp. Revenue (Catholic Health Services of Long Island Obligated Group Project), Series 2014, 5.00%, due 7/1/2027	150,617
	New York City Housing Development Corp. Multi-Family Housing Revenue (Sustainable Development Bonds)
805,000	Series 2020-A, 1.13%, due 5/1/2060 Putable 11/1/2024	775,811
825,000	Series 2021-F-1, 1.05%, due 5/1/2028	680,444
1,090,000	Series 2021-F-1, 1.25%, due 5/1/2029	877,812
500,000	New York City Housing Development Corp. Revenue, Series 2020-C, (HUD Section 8, Fannie Mae Insured), 2.15%, due 8/1/2035	372,831
1,000,000	New York State Dormitory Authority Revenue (Financing Program), Series 2023-A, (AGM Insured), 5.00%, due 10/1/2036	1,045,244
See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^  (cont’d)
Principal Amount		Value
New York – cont'd
$260,000	New York State Housing Finance Agency Revenue (Climate Bond Certified/ Sustainability Bonds), Series 2019-P, 1.55%, due 11/1/2023	$260,000
1,130,000	New York State Housing Finance Agency Revenue (Sustainability Bonds), Series 2021-G, (SONYMA Insured), 2.60%, due 11/1/2046	691,309
500,000	New York State Power Authority Revenue (Green Transmission Project-Green Bond), Series 2022-A, (AGM Insured), 5.00%, due 11/15/2024	506,266
		8,008,681
North Carolina 1.1%
900,000	North Carolina Housing Finance Agency Homeownership Refunding Revenue, Series 2020-45, (GNMA/FNMA/FHLMC Insured), 2.20%, due 7/1/2040	573,204
175,000	Scotland County Revenue, Series 2018, 5.00%, due 12/1/2026	179,579
		752,783
North Dakota 0.7%
190,000	Cass County Joint Water Resource District, Series 2021-A, 0.48%, due 5/1/2024	184,673
300,000	Larimore General Obligation, Series 2021, 0.85%, due 5/1/2024	292,301
		476,974
Ohio 2.9%
520,000	Akron Bath Copley Joint Township Hospital District (Summa Health Systems Obligation), Series 2020, 4.00%, due 11/15/2036	444,179
1,000,000	American Municipal Power Ohio, Inc. Revenue (Combined Hydroelectric Project), Series 2021-A-2, 1.00%, due 2/15/2048 Putable 8/15/2024	971,483
400,000	Cuyahoga Metropolitan Housing Authority Revenue, Series 2021, (2045 Initiative Project), 2.00%, due 12/1/2031	332,198
250,000	Ohio State Air Quality Development Authority Exempt Facilities Revenue (AMG Vanadium LLC), Series 2019, 5.00%, due 7/1/2049	199,005 (a)
125,000	Southern Ohio Port Exempt Facility Authority Revenue (PureCycle Project), Series 2020-A, 7.00%, due 12/1/2042	83,969 (a)
		2,030,834
Oklahoma 2.2%
870,000	Johnston County Educational Facility Authority Lease Revenue (Tishomingo Public School Project), Series 2022, 4.00%, due 9/1/2030	861,789
650,000	Lincoln County Education Facility Authority Education Facilities Lease Revenue (Stroud Public School Project), Series 2016, 5.00%, due 9/1/2027	661,836
		1,523,625
Pennsylvania 3.7%
	Allegheny County Sanitary Authority Revenue
290,000	Series 2018, 5.00%, due 6/1/2030	306,621
565,000	Series 2018, 5.00%, due 6/1/2032	597,850
	Pennsylvania State Housing Finance Agency Single Family Mortgage Revenue
1,000,000	Series 2018-127B, 2.85%, due 4/1/2026	953,925
750,000	Series 2019-131A, 1.75%, due 4/1/2025	720,195
		2,578,591
Puerto Rico 0.6%
	Puerto Rico Industrial Tourist Education Medical & Environmental Control Facilities Authority Revenue (Hospital Auxilio Mutuo Obligation Group Project)
100,000	Series 2021, 5.00%, due 7/1/2035	101,301
200,000	Series 2021, 4.00%, due 7/1/2036	171,539
200,000	Series 2021, 4.00%, due 7/1/2038	167,065
		439,905
See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^  (cont’d)
Principal Amount		Value
South Carolina 2.6%
	Dillon County School Facility Corp. Certificate of Participation Refunding
$1,175,000	Series 2020, 5.00%, due 12/1/2026	$1,205,745
445,000	Series 2020, 5.00%, due 12/1/2027	460,402
150,000	South Carolina Jobs Economic Development Authority Solid Waste Disposal Revenue (AMT-Green Bond-Last Step Recycling LLC Project), Series 2021-A, 6.50%, due 6/1/2051	104,130 (a)
175,000	South Carolina Jobs Economic Development Authority Solid Waste Disposal Revenue (Green Bond-Jasper Pellets LLC Project), Series 2018-A, 7.00%, due 11/1/2038	30,608 #(a)(d)(e)(f)
		1,800,885
Tennessee 1.9%
	Tennessee Housing Development Agency Residential Finance Program Revenue
490,000	Series 2019, 3.25%, due 7/1/2032	435,181
1,070,000	Series 2021, 1.80%, due 1/1/2031	867,316
		1,302,497
Texas 5.4%
780,000	Anna Independent School District General Obligation, Series 2023, (PSF-GTD Insured)), 4.13%, due 2/15/2053	654,653
625,000	Hidalgo County Regional Mobility Authority Revenue Toll & Vehicle Registration Junior Lien Refunding, Series 2022-B, 4.00%, due 12/1/2038	514,409
500,000	New Caney Independent School District, Series 2018, (PSF-GTD Insured), 1.25%, due 2/15/2050 Putable 8/15/2024	487,890
1,015,000	Weslaco General Obligation Refunding, Series 2017, (AGM Insured), 5.00%, due 8/15/2027	1,057,984
1,000,000	Ysleta Independent School District General Obligation (School Building), Series 2017-B, (PSF-GTD Insured), 5.00%, due 8/15/2041	1,006,971
		3,721,907
Virginia 1.7%
1,510,000	Virginia State Housing Development Authority, Series 2019 E, 2.90%, due 12/1/2038	1,150,302
Washington 2.1%
1,000,000	Discovery Clean Water Alliance Sewer Revenue, Series 2022, 5.00%, due 12/1/2037	1,044,065
482,250	Washington State Housing Finance Commission, Series 2021-A-1, 3.50%, due 12/20/2035	409,361
		1,453,426
West Virginia 6.1%
500,000	West Virginia Hospital Finance Authority Revenue (Improvement West Virginia University Health System Obligated Group), Series 2018-A, 5.00%, due 6/1/2052	474,174
650,000	West Virginia Hospital Finance Authority Revenue (University Health System Obligated Group), Series 2023-A, 5.00%, due 6/1/2043	638,049
500,000	West Virginia Hospital Finance Authority Revenue (Vandalia Health Group), Series 2023-B, 6.00%, due 9/1/2053	514,863
700,000	West Virginia Hospital Finance Authority Revenue (West Virginia University Health Systems), Series 2017-A, 5.00%, due 6/1/2035	711,232
600,000	West Virginia Hospital Finance Authority Revenue Refunding (Cabell Huntington Hospital Obligated Group), Series 2018-A, 5.00%, due 1/1/2035	592,368
275,000	West Virginia Housing Development Fund Revenue (Housing Finance), Series 2018-A, (HUD Section 8 Insured), 2.65%, due 11/1/2024	270,893
See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^  (cont’d)
Principal Amount		Value
West Virginia – cont'd
$990,000	West Virginia Water Development Authority Revenue Refunding (Loan Program), Series 2018-A-IV, 5.00%, due 11/1/2036	$1,021,780
		4,223,359
Total Investments 98.4% (Cost $75,378,648)		68,141,760
Other Assets Less Liabilities 1.6%		1,125,072
Net Assets 100.0%		$69,266,832

(a)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2023, these securities amounted to $1,158,209, which represents 1.7% of net assets of the Fund.

(b)
Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of
October 31, 2023.

(c)
Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at October 31, 2023.

(d)	Defaulted security.
(e)	Value determined using significant unobservable inputs.
(f)
Security fair valued as of October 31, 2023 in accordance with procedures approved by the valuation designee. Total value of all such securities at October 31, 2023 amounted to $30,608, which represents
0.0% of net assets of the Fund.

#
This security has been deemed by Management to be illiquid, and is subject to restrictions on resale. Total value of all such securities at October 31, 2023 amounted to $30,608, which represents 0.0% of net assets of the Fund. Acquisition dates shown with a range, if any, represent securities that were acquired over the period shown in the table.
Restricted Security	Acquisition Date(s)	Acquisition Cost	Value as of 10/31/2023	Fair Value Percentage of Net Assets as of 10/31/2023
South Carolina Jobs Economic Development Authority Solid Waste Disposal Revenue (Green Bond-Jasper Pellets LLC Project)	12/4/2018	$170,987	$30,608	0.0%
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
Municipal Notes
South Carolina	$—	$1,770,277	$30,608	$1,800,885
Other Municipal Notes#	—	66,340,875	—	66,340,875
Total Municipal Notes	—	68,111,152	30,608	68,141,760
Total Investments	$—	$68,111,152	$30,608	$68,141,760

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^  (cont’d)
#	The Schedule of Investments provides information on the state/territory categorization.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2022	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2023	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2023
Investments in Securities:
Municipal Notes(1)	$—	$—	$—	$(136)	$—	$—	$167	$—	$31	$(136)
Total	$—	$—	$—	$(136)	$—	$—	$167	$—	$31	$(136)
(1) Quantitative Information about Level 3 Fair Value Measurements:

Investment type	Fair value at 10/31/2023	Valuation approach	Significant unobservable input(s)	Input value/ range	Weighted average(a)	Impact to valuation from increase in input(b)
Municipal Notes	$30,608	Market Approach	Recovery Value (of Par Value)	17.5%	17.5%	Increase
(a) The weighted averages disclosed in the table above were weighted by relative fair value.
(b) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase or decrease in the corresponding input. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^
October 31, 2023

Principal Amount		Value
Municipal Notes 100.9%
Alabama 1.8%
$1,380,000	Black Belt Energy Gas District (Alabama Gas Prepay Gas Supply Revenue Project No. 5), Series 2020-A-1, 4.00%, due 10/1/2049 Putable 10/1/2026	$1,337,172
295,000	Black Belt Energy Gas District (Alabama Gas Prepay Gas Supply Revenue Project No. 7), Series 2021-C-1, 4.00%, due 10/1/2052 Putable 12/1/2026	284,145
1,600,000	Wilsonville Industrial Development Board PCR Revenue Refunding (Alabama Power Co.), Series 2005-D, 4.12%, due 1/1/2024	1,600,000 (a)
		3,221,317
Arizona 1.6%
1,300,000	Arizona Health Facilities Authority Revenue (Banner Health), Series 2015-C, (LOC: Bank of America N.A.), 3.87%, due 1/1/2046	1,300,000 (a)
500,000	Maricopa County Industrial Development Authority Revenue (Banner Health Obligated Group), Series 2017-C, 5.00%, due 1/1/2048 Putable 10/18/2024	502,985
950,000	Maricopa County Industrial Development Authority Senior Living Facility Revenue Refunding (Christian Care Retirement Apartments, Inc. Project), Series 2016-A, 5.00%, due 1/1/2024	950,927
		2,753,912
Arkansas 0.6%
535,000	Hot Springs Waterworks Revenue Refunding, Series2023, (BAM Insured), 5.00%, due 10/1/2038	535,878
835,000	Mountain Home Arkansas Sales & Use Tax Revenue, Series 2021-B, 2.00%, due 9/1/2038	539,243
		1,075,121
California 6.7%
1,025,000	California Educational Facilities Authority Revenue (Stanford University), Series 2023-V, 5.00%, due 6/1/2033	1,154,886
	California Housing Finance Agency Municipal Certificate
1,594,442	Series 2019-2, 4.00%, due 3/20/2033	1,502,479
480,756	Series 2021-1-A, 3.50%, due 11/20/2035	416,067
300,000	California Municipal Finance Authority Revenue (Northbay Healthcare Group), Series 2017-A, 5.25%, due 11/1/2036	282,454
1,000,000	California State University Revenue, Series 2023-A, 5.25%, due 11/1/2053	1,047,422
100,000	California Statewide Communities Development Authority Revenue (Henry Mayo Newhall Memorial Hospital), Series 2014-A, (AGM Insured), 5.00%, due 10/1/2028 Pre-Refunded 10/1/2024	101,299
1,665,000	Contra Costa County Redevelopment Agency Successor Agency Tax Allocation Refunding, Series 2017-A, (BAM Insured), 5.00%, due 8/1/2032	1,729,688
1,450,000	Foothill-Eastern Transportation Corridor Agency Toll Road Revenue Refunding, Series 2021-A, (BAM Insured), 4.00%, due 1/15/2046	1,247,812
	Fresno Joint Power Financing Authority Lease Revenue Refunding (Master Lease Project)
110,000	Series 2017-A, (AGM Insured), 5.00%, due 4/1/2027	115,035
410,000	Series 2017-A, (AGM Insured), 5.00%, due 4/1/2032	427,642
3,000,000	Mizuho Floater/Residual Trust Special Tax (Putters), Series 2022-MIZ9110, (LOC: Mizuho Capital Markets LLC), 4.15%, due 9/1/2036	3,000,000 (a)(b)
435,000	Palmdale Elementary School District General Obligation (Election 2022), Series 2023, (BAM Insured), 4.63%, due 8/1/2053	416,443
165,000	San Marcos Unified School District General Obligation Capital Appreciation (Election 2010), Series 2012-B, 0.00%, due 8/1/2027	141,722
180,000	Santa Monica-Malibu Unified School District General Obligation, Series 2019-E, 3.00%, due 8/1/2034	154,518
		11,737,467
Colorado 0.9%
945,000	Colorado State Educational & Cultural Facility Authority Revenue Refunding (Alexander Dawson School Project), Series 2016, 5.00%, due 5/15/2025	953,260
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^  (cont’d)
Principal Amount		Value
Colorado – cont'd
$400,000	Colorado State Health Facilities Authority Hospital Revenue Refunding (Commonspirit Health), Series 2019-A-2, 4.00%, due 8/1/2049	$308,980
340,000	Denver Health & Hospital Authority Healthcare Revenue Refunding, Series 2019-A, 4.00%, due 12/1/2037	285,798
		1,548,038
Connecticut 0.2%
430,000	Meriden City General Obligation, Series 2020-B, 3.00%, due 7/1/2031	386,090
Delaware 1.8%
	Delaware State Health Facility Authority Revenue (Beebe Medical Center)
610,000	Series 2018, 5.00%, due 6/1/2027	619,123
500,000	Series 2018, 5.00%, due 6/1/2028	507,068
2,000,000	Deutsche Bank Spears/Lifers Trust Revenue, (LOC: Deutsche Bank A.G.), Series 2023-DBE-8110, 4.45%, due 12/1/2062	2,000,000 (a)(b)
		3,126,191
District of Columbia 2.5%
3,300,000	Deutsche Bank Spears/Lifers Trust Revenue, (LOC: Deutsche Bank A.G.), Series 2020-DBE-8070, 4.54%, due 8/1/2040	3,300,000 (a)(b)
	Washington Convention & Sports Authority Revenue
785,000	Series 2021-A, 5.00%, due 10/1/2027	819,270
310,000	Series 2021-A, 5.00%, due 10/1/2028	326,643
		4,445,913
Florida 3.4%
700,000	Cape Coral Special Obligation Refunding Revenue, Series 2015, 4.00%, due 10/1/2030	698,099
770,000	Cityplace Community Development District Special Assessment Refunding Revenue, Series 2012, 5.00%, due 5/1/2026	774,113
825,000	Escambia County Florida Environmental Improvement Revenue Refunding (International Paper Co. Project), Series 2019-B, 2.00%, due 11/1/2033 Putable 10/1/2024	805,358
2,000,000	Miami-Dade County General Obligation Refunding, Series 2015-B, 4.00%, due 7/1/2032	2,000,704
480,000	Village Community Development District No. 13 Special Assessment Revenue, Series 2019, 3.00%, due 5/1/2029	433,742
	Wildwood Utility Dependent District Revenue (Senior-South Sumter Utilities Project)
350,000	Series 2021, (BAM Insured), 5.00%, due 10/1/2034	373,747
300,000	Series 2021, (BAM Insured), 5.00%, due 10/1/2035	318,790
250,000	Series 2021, (BAM Insured), 5.00%, due 10/1/2036	263,037
300,000	Series 2021, (BAM Insured), 5.00%, due 10/1/2037	308,292
		5,975,882
Georgia 3.1%
1,000,000	Main Street Natural Gas, Inc. Revenue, Series 2023-B, 5.00%, due 7/1/2053 Putable 3/1/2030	993,434
2,500,000	Monroe County Development Authority PCR Revenue (Georgia Power Co. Plant-Scherer Project), Series 2009, 1.00%, due 7/1/2049 Putable 8/21/2026	2,177,276
	Municipal Electric Authority of Georgia (Plant Vogtle Units 3 & 4 Project M Bonds)
500,000	Series 2019-A, 5.00%, due 1/1/2032	509,789
100,000	Series 2019-A, 5.00%, due 1/1/2033	101,817
900,000	Municipal Electric Authority of Georgia Revenue (Plant Vogtle Units 3 & 4 Project M Bonds), Series 2023-A, 5.50%, due 7/1/2064	867,235
850,000	Savannah Economic Development Authority Revenue Refunding (International Paper Co. Project), Series 2019-A, 2.00%, due 11/1/2033 Putable 10/1/2024	829,763
		5,479,314
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^  (cont’d)
Principal Amount		Value
Illinois 13.2%
$470,000	Bureau County Township High School District No. 502 General Obligation, Series 2017-A, (BAM Insured), 5.00%, due 12/1/2033 Pre-Refunded 12/1/2027	$493,660
500,000	Chicago General Obligation, Series 2023-A, 5.50%, due 1/1/2043	497,781
	Chicago Refunding General Obligation
200,000	Series 2020-A, 5.00%, due 1/1/2026	202,233
955,000	Series 2021-A, 4.00%, due 1/1/2035	851,394
	Cook County Sales Tax Revenue Refunding
2,250,000	Series 2021-A, 5.00%, due 11/15/2031	2,349,052
1,415,000	Series 2021-A, 5.00%, due 11/15/2032	1,478,830
	Illinois Finance Authority Revenue
735,000	Series 2018 (Government Program-Brookfield Lagrange Park School District No. 95 Project), 4.00%, due 12/1/2038	649,865
1,065,000	Series 2018, (BAM Insured) (Government Program-E Prairie School District No. 73 Project), 5.00%, due 12/1/2029	1,122,845
20,000	Series 2018, (BAM Insured) (Government Program-E Prairie School District No. 73 Project), 4.00%, due 12/1/2042	17,168
	Illinois State Finance Authority Revenue (Downers Grove Community High School District No. 99 Project)
1,000,000	Series 2019, 4.00%, due 12/15/2030	997,744
1,000,000	Series 2019, 4.00%, due 12/15/2031	992,990
	Illinois State General Obligation
2,945,000	Series 2017-D, 5.00%, due 11/1/2027	3,017,290
2,090,000	Series 2017-D, 5.00%, due 11/1/2028	2,136,587
1,800,000	Series 2020, 5.75%, due 5/1/2045	1,835,865
500,000	Series 2021-A, 4.00%, due 3/1/2039	432,010
	Peoria School District No. 150 General Obligation Refunding
395,000	Series 2020-A, (AGM Insured), 4.00%, due 12/1/2026	396,169
1,140,000	Series 2020-A, (AGM Insured), 4.00%, due 12/1/2027	1,144,013
955,000	Series 2020-A, (AGM Insured), 4.00%, due 12/1/2028	957,300
500,000	Sales Tax Securitization Corp. Revenue Refunding, Series 2017-A, 5.00%, due 1/1/2028	517,482
530,000	Sales Tax Securitization Corp. Revenue Refunding Second Lien, Series 2020-A, 5.00%, due 1/1/2026	539,521
1,000,000	Sales Tax Securitization Corp. Senior Lien Revenue Refunding (Social Bonds), Series 2023-A, 4.00%, due 1/1/2042	867,179
	Springfield General Obligation
950,000	Series 2014, 4.25%, due 12/1/2027	953,491
680,000	Series 2014, 5.00%, due 12/1/2028	686,627
		23,137,096
Indiana 2.0%
1,385,000	Fairfield School Building Corp. Revenue, Series 2021, 3.00%, due 7/15/2028	1,282,757
500,000	Indiana State Finance Authority Revenue (Greencroft Obligation Group), Series 2021-A, 4.00%, due 11/15/2043	351,439
	Indiana State Housing & Community Development Authority Single Family Mortgage Revenue
795,000	Series 2019-B, (GNMA/FNMA/FHLMC Insured), 2.40%, due 7/1/2034	618,024
295,000	Series 2020-B-1, (GNMA Insured), 1.60%, due 1/1/2031	236,438
550,000	Series 2020-B-1, (GNMA Insured), 1.75%, due 7/1/2032	422,929
505,000	Indiana State Municipal Power Agency Refunding Revenue, Series 2016-C, 5.00%, due 1/1/2027	516,037
		3,427,624
Iowa 1.5%
1,050,000	Iowa Higher Education Loan Authority Revenue (Private College Des Moines University Project), Series 2020, 5.00%, due 10/1/2027	1,066,784
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^  (cont’d)
Principal Amount		Value
Iowa – cont'd
$1,205,000	Iowa State Finance Authority Single Family Mortgage Revenue, Series 2021-B, (GNMA/FNMA/FHLMC Insured), 1.85%, due 7/1/2032	$942,228
640,000	Iowa State Finance Authority Single Family Mortgage Revenue (Non Ace-Mortgage-Backed Security Program), Series 2017-C, (GNMA/FNMA/FHLMC Insured), 2.30%, due 1/1/2026	609,219
		2,618,231
Kansas 0.8%
	Wichita Sales Tax Special Obligation Revenue (River District Stadium Star Bond Project)
305,000	Series 2018, 5.00%, due 9/1/2025	309,894
1,000,000	Series 2018, 5.00%, due 9/1/2027	1,044,013
		1,353,907
Kentucky 1.6%
	Kentucky State Property & Building Commission Revenue (Project No.128)
1,000,000	Series 2023-A, 5.00%, due 11/1/2035	1,040,371 (c)
375,000	Series 2023-A, 5.50%, due 11/1/2043	390,720 (c)
1,470,000	Laurel County Judicial Center Public Properties Corp. Refunding Revenue (Justice Center Project), Series 2015, 4.00%, due 3/1/2024	1,466,655
		2,897,746
Louisiana 2.1%
	Louisiana Stadium & Exposition District Revenue Refunding
650,000	Series 2023-A, 5.00%, due 7/1/2037	672,243
2,280,000	Series 2023-A, 5.25%, due 7/1/2053	2,283,694
750,000	Saint John the Baptist Parish LA Revenue Refunding (Marathon Oil Corp. Project), Subseries 2017-B-2, 2.38%, due 6/1/2037 Putable 7/1/2026	699,842
		3,655,779
Maryland 0.8%
250,000	Baltimore Special Obligation Refunding Revenue Senior Lien (Harbor Point Project), Series 2019-A, 3.63%, due 6/1/2046	181,446 (b)
1,825,000	Maryland State Housing & Community Development Administration Department Revenue, Series 2020-D, 1.95%, due 9/1/2035	1,286,349
		1,467,795
Massachusetts 0.8%
395,000	Massachusetts Commonwealth Transportation Fund Revenue (Rail Enhancement Program), Series 2023-A, 5.00%, due 6/1/2053	397,632
1,200,000	Massachusetts Development Finance Agency Revenue Refunding, Series 2021-G, 5.00%, due 7/1/2050	1,089,913
		1,487,545
Michigan 1.8%
1,000,000	Detroit Downtown Development Authority Tax Increment Revenue Refunding (Catalyst Development Project), Series 2018-A, (AGM Insured), 5.00%, due 7/1/2029	1,004,316
730,000	Michigan State Housing Development Authority Revenue, Series 2016-B, 2.30%, due 6/1/2025	705,928
	Walled Lake Consolidated School District
650,000	Series 2020, 5.00%, due 5/1/2032	697,285
675,000	Series 2020, 5.00%, due 5/1/2033	722,839
		3,130,368
Minnesota 0.2%
500,000	Saint Paul Housing & Redevelopment Authority Health Care Revenue Refunding (Fairview Health Services Obligated Group), Series 2017-A, 4.00%, due 11/15/2043	399,122
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^  (cont’d)
Principal Amount		Value
Mississippi 0.6%
$750,000	Mississippi Development Bank Special Obligation (Meridian Public School District Project), Series 2023, (BAM Insured), 4.00%, due 4/1/2037	$677,987
325,000	Mississippi State General Obligation Refunding, Series 2015-C, 5.00%, due 10/1/2026	331,528
		1,009,515
Missouri 0.9%
1,100,000	Missouri State Health & Educational Facilities Authority Revenue (Mercy Health), Series 2023, 5.50%, due 12/1/2040	1,155,662
	Missouri State Housing Development Commission Single Family Mortgage Revenue (Non-AMT Special Homeownership Loan Program)
215,000	Series 2014-A, (GNMA/FNMA/FHLMC Insured), 3.80%, due 11/1/2034	207,194
255,000	Series 2014-A, (GNMA/FNMA/FHLMC Insured), 4.00%, due 11/1/2039	246,943
		1,609,799
Nebraska 3.9%
4,340,000	Central Plains Energy Project Revenue, Series 2018, 5.00%, due 3/1/2050 Putable 1/1/2024	4,353,258
2,520,000	Central Plains Energy Project Revenue Refunding, Series 2023-A, 5.00%, due 5/1/2054 Putable 11/1/2029	2,506,933
		6,860,191
Nevada 0.3%
500,000	Clark County School District General Obligation, Series 2020-A, (AGM Insured), 5.00%, due 6/15/2028	524,070
New Jersey 3.4%
1,025,000	New Jersey Economic Development Authority Revenue (Portal North Bridge Project), Series 2022-A, 5.00%, due 11/1/2029	1,074,966
1,500,000	New Jersey Health Care Facilities Financing Authority Contract Revenue Refunding (Hospital Asset Transportation Program), Series 2017, 5.00%, due 10/1/2028	1,550,798
1,130,000	New Jersey Health Care Facilities Financing Authority Revenue (Inspira Health Obligated Group), Series 2017-A, 5.00%, due 7/1/2029	1,147,170
600,000	New Jersey State Transportation Trust Fund Authority, Series 2019-BB, 5.00%, due 6/15/2029	621,939
	New Jersey State Transportation Trust Fund Authority Transportation System Revenue Refunding
645,000	Series 2018-A, 5.00%, due 12/15/2032	664,360
200,000	Series 2019-A, 5.00%, due 12/15/2028	208,941
750,000	Newark General Obligation, Series 2020-A, (AGM Insured), 5.00%, due 10/1/2027	773,649
		6,041,823
New York 12.8%
140,000	Albany Capital Resource Corp. Refunding Revenue (Albany College of Pharmacy & Health Sciences), Series 2014-A, 5.00%, due 12/1/2026	140,248
410,000	Broome County Local Development Corp. Revenue (Good Shepherd Village at Endwell, Inc. Project), Series 2021, 4.00%, due 7/1/2047	269,094
	Dutchess County Local Development Corp. Revenue Refunding (Culinary Institute of America Project)
100,000	Series 2021, 5.00%, due 7/1/2033	100,138
100,000	Series 2021, 4.00%, due 7/1/2036	87,426
100,000	Series 2021, 4.00%, due 7/1/2037	85,250
320,000	Series 2021, 4.00%, due 7/1/2039	262,737
100,000	Series 2021, 4.00%, due 7/1/2040	80,900
10,000	Long Beach General Obligation, Series 2014-A, (BAM Insured), 4.00%, due 11/15/2023	9,999
245,000	Metropolitan Transportation Authority Revenue, (LOC: Barclays Bank PLC), Series 2015-E-1, 4.00%, due 11/15/2050	245,000 (a)
100,000	Metropolitan Transportation Authority Revenue (Green Bond), Series 2020-E, 4.00%, due 11/15/2045	82,491
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^  (cont’d)
Principal Amount		Value
New York – cont'd
$825,000	Monroe County General Obligation (Public Improvement), Series 2019-A, (BAM Insured), 4.00%, due 6/1/2028	$829,206
1,390,000	Nassau County Industrial Development Agency Revenue Refunding (Cold Spring), (LOC: TD Bank N.A.), Series 1999, 3.85%, due 1/1/2034	1,390,000 (a)
500,000	New Paltz Central School District General Obligation, Series 2019, 4.00%, due 2/15/2029	503,016
2,475,000	New York City Housing Development Corp. Revenue, Series 2020-C, (HUD Section 8, Fannie Mae Insured), 2.15%, due 8/1/2035	1,845,512
1,000,000	New York City Municipal Water Finance Authority Water & Sewer System Refunding Revenue (Second General Resolution Revenue Bonds), Series 2023-DD, 5.25%, due 6/15/2047	1,033,800
100,000	New York City Municipal Water Finance Authority Water & Sewer System Revenue (Second General Resolution Revenue Bonds), (LOC: TD Bank N.A.), Series 2008-BB-1, 4.06%, due 6/15/2036	100,000 (a)
	New York City Transitional Finance Authority Revenue (Future Tax Secured)
100,000	Series 2015-C, 5.00%, due 11/1/2027	101,294
1,800,000	Subseries 2016-A-1, 4.00%, due 5/1/2031	1,803,854
	New York City Trust for Cultural Resource Revenue Refunding (Carnegie Hall)
160,000	Series 2019, 5.00%, due 12/1/2037	165,957
765,000	Series 2019, 5.00%, due 12/1/2038	790,136
360,000	Series 2019, 5.00%, due 12/1/2039	370,483
	New York General Obligation
1,200,000	Series 2011-D, 4.00%, due 10/1/2039	1,200,000 (a)
65,000	Series 2018 E-1, 5.00%, due 3/1/2031	67,629
1,000,000	Subseries 2018-F-1, 5.00%, due 4/1/2034	1,033,540
	New York Liberty Development Corp. Refunding Revenue Green Bonds (4 World Trade Center Project)
150,000	Series 2021-A, 2.50%, due 11/15/2036	111,521
1,850,000	Series 2021-A, 2.75%, due 11/15/2041	1,264,163
800,000	New York State Dormitory Authority Personal Income Tax Revenue, Series 2014-C, 5.00%, due 3/15/2025 Pre-Refunded 3/15/2024	803,656
2,000,000	New York State Power Authority Revenue (Green Transmission Project-Green Bond), Series 2023-A, (AGM Insured), 5.13%, due 11/15/2058	1,985,052 (c)
420,000	Onondaga Civic Development Corp. (Le Moyne Collage Project), Series 2021, 5.00%, due 7/1/2034	419,946
	Onondaga Civic Development Corp. Refunding (Le Moyne Collage Project)
300,000	Series 2022, 4.00%, due 7/1/2034	272,618
300,000	Series 2022, 4.00%, due 7/1/2036	264,297
450,000	Series 2022, 4.00%, due 7/1/2039	374,392
500,000	Series 2022, 4.00%, due 7/1/2042	398,056
375,000	Port Authority New York & New Jersey Consolidated Bonds Revenue Refunding (Two Hundred And Forty), Series 2023-240, 5.00%, due 7/15/2053	370,884
470,000	Suffolk Tobacco Asset Securitization Corp. Refunding (Tobacco Settle Asset Backed Subordinated Bonds), Series 2021-B1, 4.00%, due 6/1/2050	416,434
2,500,000	Triborough Bridge & Tunnel Authority Revenue, Series 2021-A-2, 2.00%, due 5/15/2045 Putable 5/15/2024	2,462,563
500,000	Westchester County Local Development Corp. Revenue Refunding (Kendal on Hudson Project), Series 2022-B, 5.00%, due 1/1/2041	451,803
450,000	Yonkers Economic Development Corp. Education Revenue (Charter School of Education Excellence Project), Series 2019-A, 5.00%, due 10/15/2049	363,013
		22,556,108
North Carolina 1.1%
2,000,000	North Carolina State Turnpike Authority, Series 2020-B, 5.00%, due 2/1/2024	2,004,279
Ohio 0.8%
100,000	Allen County Hospital Facilities Revenue (Catholic Healthcare), Series 2010-C, (LOC: Bank of Montreal), 4.00%, due 6/1/2034	100,000 (a)
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^  (cont’d)
Principal Amount		Value
Ohio – cont'd
$500,000	Ohio State Air Quality Development Authority (Ohio Valley Electric Corp. Project), Series 2009-B, 1.38%, due 2/1/2026 Putable 11/1/2024	$477,913
1,000,000	Ohio State Air Quality Development Authority Revenue (American Electric Power Co. Project), Series 2014, 2.40%, due 12/1/2038 Putable 10/1/2029	827,221
		1,405,134
Oklahoma 0.9%
1,500,000	Weatherford Industrial Trust Education Facility Lease Revenue (Weatherford Public School Project), Series 2019, 5.00%, due 3/1/2033	1,550,168
Pennsylvania 11.0%
2,615,000	Allegheny County Hospital Development Authority Revenue Refunding (University Pittsburgh Medical Center), Series 2019-A, 5.00%, due 7/15/2029	2,733,772
	Lackawanna County Industrial Development Authority Revenue Refunding (University of Scranton)
940,000	Series 2017, 5.00%, due 11/1/2028	962,233
565,000	Series 2017, 5.00%, due 11/1/2029	577,398
500,000	Series 2017, 5.00%, due 11/1/2030	511,617
	Luzerne County General Obligation Refunding
150,000	Series 2017-A, (AGM Insured), 5.00%, due 12/15/2027	155,647
70,000	Series 2017-B, (AGM Insured), 5.00%, due 12/15/2026	71,817
	Luzerne County Industrial Development Authority Lease Revenue Refunding Guaranteed
350,000	Series 2017, (AGM Insured), 5.00%, due 12/15/2025	356,926
525,000	Series 2017, (AGM Insured), 5.00%, due 12/15/2026	533,838
250,000	Series 2017, (AGM Insured), 5.00%, due 12/15/2027	254,768
600,000	Pennsylvania Economic Development Financing Authority Revenue, Series 2023-A-1, 5.00%, due 5/15/2031	628,441
1,025,000	Pennsylvania State Commonwealth General Obligation, Series 2015, 5.00%, due 3/15/2029	1,033,866
3,420,000	Pennsylvania State Turnpike Commission Oil Franchise Tax Revenue Refunding, Series 2021-B, 5.00%, due 12/1/2046	3,326,957
2,065,000	Pennsylvania State Turnpike Commission Revenue Refunding, Series 2016, 5.00%, due 6/1/2027	2,094,119
400,000	Pennsylvania State Turnpike Commission Turnpike Revenue, Subseries 2019-A, 5.00%, due 12/1/2033	416,867
	Philadelphia Energy Authority Revenue (Philadelphia Street Lighting Project)
770,000	Series 2023-A, 5.00%, due 11/1/2031	820,207
500,000	Series 2023-A, 5.00%, due 11/1/2034	530,873
440,000	Series 2023-A, 5.00%, due 11/1/2035	463,956
3,800,000	Tender Option Bond Trust Receipts/Certificates Revenue (Putters), Series 2023-XF1595, 4.00%, due 6/1/2031	3,800,000 (a)(b)
		19,273,302
Puerto Rico 0.5%
800,000	Puerto Rico Industrial Tourist Education Medical & Environmental Control Facilities Authority Revenue (Hospital Auxilio Mutuo Obligation Group Project), Series 2021, 5.00%, due 7/1/2029	815,487
South Carolina 1.9%
1,960,000	South Carolina State Housing Finance & Development Authority Mortgage Revenue, Series 2021-A, 1.85%, due 7/1/2036	1,346,004
2,000,000	South Carolina State Public Service Authority Obligation Revenue Refunding, Series 2014-C, 5.00%, due 12/1/2028	2,001,768
		3,347,772
Tennessee 0.6%
1,230,000	Tennessee Housing Development Agency Residential Finance Program Revenue, Series 2019-2, 3.00%, due 7/1/2039	1,022,430
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^  (cont’d)
Principal Amount		Value
Texas 2.5%
$590,000	Central Texas Regional Mobility Authority Senior Lien Refunding Revenue, Series 2020-A, 5.00%, due 1/1/2027	$605,743
	Harris County Municipal Utility District No. 489 General Obligation
900,000	Series 2023, (AGM Insured), 4.00%, due 9/1/2036	808,743
495,000	Series 2023, (AGM Insured), 4.00%, due 9/1/2037	436,902
750,000	Hidalgo County Regional Mobility Authority Revenue, Series 2022-B, 4.00%, due 12/1/2041	587,264
655,000	Irving Independent School District General Obligation, Series 2023, (PSF-GTD Insured), 5.00%, due 2/15/2043	668,905
250,000	La Joya Independent School District Refunding General Obligation, Series 2013, (PSF-GTD Insured), 5.00%, due 2/15/2033	259,613
290,000	Pampa Independent School District General Obligation Refunding, Series 2016, (PSF-GTD Insured), 5.00%, due 8/15/2032 Pre-Refunded 8/15/2025	295,335
710,000	Prosper Independent School District General Obligation (School Building), Series 2019, (PSF-GTD Insured), 5.00%, due 2/15/2030	747,401
		4,409,906
Utah 3.5%
	Midvale Redevelopment Agency Tax Increment & Sales Tax Revenue
660,000	Series 2018, 5.00%, due 5/1/2032	685,574
380,000	Series 2018, 5.00%, due 5/1/2034	392,840
	Utah Infrastructure Agency Telecommunication Revenue
200,000	Series 2019-A, 4.00%, due 10/15/2036	170,890
500,000	Series 2021-A, 4.00%, due 10/15/2038	405,261
100,000	Utah State General Obligation, Series 2020-B, 3.00%, due 7/1/2030	93,329
3,175,000	Utah State Transit Authority Sales Tax Revenue Refunding, Series 2007-A, (NATL Insured), 5.00%, due 6/15/2031	3,392,158
940,000	Weber County Special Assessment (Summit Mountain Assessment Area), Series 2013, 5.50%, due 1/15/2028	941,039
		6,081,091
Virginia 0.5%
1,115,000	Virginia State Housing Development Authority, Series 2021-K, 1.05%, due 12/1/2027	946,081
Washington 2.4%
85,000	North Thurston Public Schools General Obligation, Series 2016, 4.00%, due 12/1/2028	85,171
	Washington State General Obligation
1,000,000	Series 2022-C, 5.00%, due 2/1/2037	1,058,202
2,225,000	Series 2023 C, 5.00%, due 6/1/2040	2,318,986
800,000	Whitman County School District No. 267 Pullman General Obligation, Series 2016, 4.00%, due 12/1/2029	800,545
		4,262,904
West Virginia 1.9%
1,200,000	West Virginia Hospital Finance Authority Revenue (University Health System Obligated Group), Series 2023-A, 5.00%, due 6/1/2043	1,177,937
1,500,000	West Virginia Hospital Finance Authority Revenue (Vandalia Health Group), Series 2023-B, (AGM Insured), 5.38%, due 9/1/2053	1,487,449
700,000	West Virginia Hospital Finance Authority Revenue Refunding (Cabell Huntington Hospital Obligated Group), Series 2018-A, 5.00%, due 1/1/2029	698,591
		3,363,977
Wisconsin 4.0%
1,500,000	Deutsche Bank Spears/Lifers Trust Revenue, (LOC: Deutsche Bank A.G.), Series 2023-DBE-8109, 4.45%, due 4/1/2055	1,500,000 (a)(b)
See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^  (cont’d)
Principal Amount		Value
Wisconsin – cont'd
$500,000	Public Finance Authority Hospital Revenue (Carson Valley Medical Center), Series 2021-A, 4.00%, due 12/1/2051	$339,676
500,000	Public Finance Authority Senior Revenue (Wonderful Foundations Charter School Portfolio Project), Series 2020-A-1, 5.00%, due 1/1/2055	348,737 (b)
1,000,000	Tender Option Bond Trust Receipts/Certificates Revenue (Putters), Series 2020, (LOC: Mizuho Capital Markets LLC), 4.46%, due 6/15/2045	1,000,000 (a)(b)
280,000	Wisconsin State Health & Education Facility Authority Revenue Refunding (Ascension Health Credit Group), Series 2016-A, 4.00%, due 11/15/2039	248,794
1,900,000	Wisconsin State Health & Educational Facility Authority Revenue (Marshfield Clinic Health System, Inc.), Series 2018-A, (LOC: Barclays Bank PLC), 4.00%, due 2/15/2050	1,900,000 (a)
	Wisconsin State Housing & Economic Development Authority Home Ownership Revenue
675,000	Series 2021-A, 1.25%, due 3/1/2028	567,724
720,000	Series 2021-A, 1.35%, due 9/1/2028	599,689
700,000	Series 2021-A, 1.45%, due 3/1/2029	579,710
		7,084,330
Total Investments 100.9% (Cost $193,120,482)		177,492,825
Liabilities Less Other Assets (0.9)%		(1,561,176)
Net Assets 100.0%		$175,931,649

(a)
Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at October 31, 2023.

(b)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2023, these securities amounted to $15,130,183, which represents 8.6% of net assets of the Fund.

(c)	When-issued security. Total value of all such securities at October 31, 2023 amounted to $3,416,143, which represents 1.9% of net assets of the Fund.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes#	$—	$177,492,825	$—	$177,492,825
Total Investments	$—	$177,492,825	$—	$177,492,825

#	The Schedule of Investments provides information on the state/territory categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^
October 31, 2023

Principal Amount		Value
Mortgage-Backed Securities 28.0%
Collateralized Mortgage Obligations 10.4%
$936,093	COLT Mortgage Loan Trust, Series 2021-5, Class A1, 1.73%, due 11/26/2066	$755,572 (a)(b)
720,634	Ellington Financial Mortgage Trust, Series 2022-1, Class A1, 2.21%, due 1/25/2067	574,292 (a)(b)
Federal Home Loan Mortgage Corp. STACR REMIC Trust
137,000	Series 2021-HQA2, Class M2, (30 day USD SOFR Average + 2.05%), 7.37%, due 12/25/2033	135,111 (a)(c)
550,000	Series 2021-DNA6, Class M2, (30 day USD SOFR Average + 1.50%), 6.82%, due 10/25/2041	541,648 (a)(c)
785,000	Series 2022-DNA2, Class M1B, (30 day USD SOFR Average + 2.40%), 7.72%, due 2/25/2042	786,469 (a)(c)
408,000	Series 2022-DNA2, Class M2, (30 day USD SOFR Average + 3.75%), 9.07%, due 2/25/2042	413,610 (a)(c)
469,000	Series 2022-HQA1, Class M2, (30 day USD SOFR Average + 5.25%), 10.57%, due 3/25/2042	492,305 (a)(c)
333,000	Series 2022-HQA3, Class M1B, (30 day USD SOFR Average + 3.55%), 8.87%, due 8/25/2042	342,983 (a)(c)
Federal Home Loan Mortgage Corp. STACR Trust
469,229	Series 2017-DNA1, Class M2, (30 day USD SOFR Average + 3.36%), 8.69%, due 7/25/2029	484,389 (c)
576,805	Series 2017-HQA3, Class M2, (30 day USD SOFR Average + 2.46%), 7.79%, due 4/25/2030	586,663 (c)
Federal National Mortgage Association Connecticut Avenue Securities
356,300	Series 2016-C01, Class 2M2, (30 day USD SOFR Average + 7.06%), 12.39%, due 8/25/2028	373,044 (c)
475,779	Series 2017-C06, Class 2M2, (30 day USD SOFR Average + 2.91%), 8.24%, due 2/25/2030	488,229 (c)
593,427	Series 2018-C02, Class 2M2, (30 day USD SOFR Average + 2.31%), 7.64%, due 8/25/2030	600,836 (c)
251,868	Series 2021-R01, Class 1M2, (30 day USD SOFR Average + 1.55%), 6.87%, due 10/25/2041	249,535 (a)(c)
751,000	Series 2021-R03, Class 1M2, (30 day USD SOFR Average + 1.65%), 6.97%, due 12/25/2041	738,248 (a)(c)
1,700,000	Series 2022-R01, Class 1M2, (30 day USD SOFR Average + 1.90%), 7.22%, due 12/25/2041	1,674,522 (a)(c)
625,000	Series 2022-R04, Class 1M2, (30 day USD SOFR Average + 3.10%), 8.42%, due 3/25/2042	636,283 (a)(c)
725,000	Series 2022-R03, Class 1M2, (30 day USD SOFR Average + 3.50%), 8.82%, due 3/25/2042	753,199 (a)(c)
209,335	Series 2022-R07, Class 1M1, (30 day USD SOFR Average + 2.95%), 8.27%, due 6/25/2042	214,099 (a)(c)
495,000	Series 2022-R07, Class 1M2, (30 day USD SOFR Average + 4.65%), 9.97%, due 6/25/2042	527,152 (a)(c)
1,389,262	Series 2022-R08, Class 1M1, (30 day USD SOFR Average + 2.55%), 7.87%, due 7/25/2042	1,412,233 (a)(c)
79,000	Series 2022-R08, Class 1M2, (30 day USD SOFR Average + 3.60%), 8.92%, due 7/25/2042	82,180 (a)(c)
435,000	Series 2022-R08, Class 1B1, (30 day USD SOFR Average + 5.60%), 10.92%, due 7/25/2042	466,418 (a)(c)
766,656	Series 2023-R01, Class 1M1, (30 day USD SOFR Average + 2.40%), 7.72%, due 12/25/2042	775,504 (a)(c)
244,000	Series 2023-R02, Class 1M2, (30 day USD SOFR Average + 3.35%), 8.67%, due 1/25/2043	250,272 (a)(c)
391,810	GCAT Trust, Series 2021-NQM5, Class A1, 1.26%, due 7/25/2066	294,751 (a)(b)
27,660	Harborview Mortgage Loan Trust, Series 2004-4, Class 3A, (1 mo. USD Term SOFR + 1.24%), 6.55%, due 6/19/2034	25,065 (c)
394,019	JP Morgan Mortgage Trust, Series 2023-HE2, Class A1, (30 day USD SOFR Average + 1.70%), 7.02%, due 3/25/2054	394,258 (a)(c)
226,141	New Residential Mortgage Loan Trust, Series 2019-NQM5, Class A1, 2.71%, due 11/25/2059	199,546 (a)(b)
413,986	SG Residential Mortgage Trust, Series 2021-2, Class A1, 1.74%, due 12/25/2061	314,202 (a)(b)
843,469	Towd Point Mortgage Trust, Series 2022-4, Class A1, 3.75%, due 9/25/2062	747,388 (a)
Verus Securitization Trust
334,304	Series 2021-3, Class A3, 1.44%, due 6/25/2066	265,781 (a)(b)
363,416	Series 2021-6, Class A3, 1.89%, due 10/25/2066	283,404 (a)(b)
315,628	Series 2022-7, Class A1, 5.15%, due 7/25/2067	303,047 (a)(d)
17,182,238
Commercial Mortgage-Backed 9.7%
604,780	BANK, Series 2020-BN30, Class A1, 0.45%, due 12/15/2053	562,420
BBCMS Mortgage Trust
284,913	Series 2020-C7, Class A1, 1.08%, due 4/15/2053	275,579
4,395,091	Series 2021-C11, Class XA, 1.38%, due 9/15/2054	305,447 (b)(e)
1,879,640	Series 2022-C17, Class XA, 1.15%, due 9/15/2055	138,978 (b)(e)
459,000	BB-UBS Trust, Series 2012-SHOW, Class A, 3.43%, due 11/5/2036	413,520 (a)
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^  (cont’d)
Principal Amount		Value
Commercial Mortgage-Backed – cont'd
Benchmark Mortgage Trust
$138,174	Series 2019-B12, Class A2, 3.00%, due 8/15/2052	$122,837
325,000	Series 2019-B12, Class AS, 3.42%, due 8/15/2052	268,179
225,000	Series 2020-B17, Class C, 3.37%, due 3/15/2053	152,194 (b)
7,425,058	Series 2021-B30, Class XA, 0.81%, due 11/15/2054	350,956 (b)(e)
300,000	Series 2019-B10, Class B, 4.18%, due 3/15/2062	230,905 (b)
228,000	BPR Trust, Series 2022-OANA, Class D, (1 mo. USD Term SOFR + 3.70%), 9.03%, due 4/15/2037	217,561 (a)(c)
BX Commercial Mortgage Trust
100,000	Series 2021-VOLT, Class A, (1 mo. USD Term SOFR + 0.81%), 6.15%, due 9/15/2036	96,867 (a)(c)
1,640,000	Series 2021-VOLT, Class D, (1 mo. USD Term SOFR + 1.76%), 7.10%, due 9/15/2036	1,565,641 (a)(c)
233,750	Series 2019-XL, Class D, (1 mo. USD Term SOFR + 1.56%), 6.90%, due 10/15/2036	231,246 (a)(c)
471,000	BX Trust, Series 2019-OC11, Class D, 3.94%, due 12/9/2041	378,044 (a)(b)
CAMB Commercial Mortgage Trust
1,429,000	Series 2019-LIFE, Class D, (1 mo. USD Term SOFR + 1.80%), 7.13%, due 12/15/2037	1,409,763 (a)(c)
595,000	Series 2019-LIFE, Class E, (1 mo. USD Term SOFR + 2.20%), 7.53%, due 12/15/2037	583,190 (a)(c)
140,000	Series 2019-LIFE, Class F, (1 mo. USD Term SOFR + 2.60%), 7.93%, due 12/15/2037	135,718 (a)(c)
Citigroup Commercial Mortgage Trust
206,000	Series 2023-PRM3, Class C, 6.36%, due 7/10/2028	194,429 (a)(b)
170,000	Series 2023-SMRT, Class C, 5.85%, due 10/12/2040	159,497 (a)(b)
260,849	Series 2015-GC27, Class AAB, 2.94%, due 2/10/2048	257,096
227,102	Series 2016-P4, Class AAB, 2.78%, due 7/10/2049	217,347
COMM Mortgage Trust
1,000,000	Series 2012-CR4, Class AM, 3.25%, due 10/15/2045	844,247
886,315	Series 2014-UBS2, Class A5, 3.96%, due 3/10/2047	881,645
1,318,935	Series 2014-UBS3, Class XA, 1.05%, due 6/10/2047	1,840 (b)(e)
155,979	Series 2014-CR19, Class ASB, 3.50%, due 8/10/2047	154,312
4,411,870	Series 2014-UBS6, Class XA, 0.83%, due 12/10/2047	22,926 (b)(e)
201,792	Series 2015-PC1, Class ASB, 3.61%, due 7/10/2050	197,530
CSAIL Commercial Mortgage Trust
6,227,403	Series 2016-C5, Class XA, 0.89%, due 11/15/2048	87,199 (b)(e)
395,529	Series 2016-C5, Class ASB, 3.53%, due 11/15/2048	383,029
640,000	Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class A, 3.55%, due 9/10/2035	569,649 (a)(b)
1,535,000	Federal Home Loan Mortgage Corp. Multiclass Certificates, Series 2020-RR02, Class CX, 1.27%, due 3/27/2029	83,654 (b)(e)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
5,382,699	Series KW03, Class X1, 0.83%, due 6/25/2027	106,454 (b)(e)
3,398,126	Series K095, Class X1, 0.95%, due 6/25/2029	142,428 (b)(e)
5,262,394	Series K096, Class X1, 1.13%, due 7/25/2029	265,478 (b)(e)
4,100,000	Series K098, Class XAM, 1.39%, due 8/25/2029	273,453 (b)(e)
147,000	FIVE Mortgage Trust, Series 2023-V1, Class C, 6.40%, due 2/10/2056	131,339 (b)
GS Mortgage Securities Trust
69,794	Series 2010-C1, Class B, 5.15%, due 8/10/2043	68,477 (a)
4,570,411	Series 2013-GC13, Class XA, 0.37%, due 7/10/2046	46 (b)(e)
14,577,266	Series 2015-GC30, Class XA, 0.72%, due 5/10/2050	117,461 (b)(e)
400,000	Hilton USA Trust, Series 2016-HHV, Class D, 4.19%, due 11/5/2038	363,083 (a)(b)
400,000	Hudson Yards Mortgage Trust, Series 2016-10HY, Class A, 2.84%, due 8/10/2038	360,226 (a)
403,000	INTOWN Mortgage Trust, Series 2022-STAY, Class A, (1 mo. USD Term SOFR + 2.49%), 7.82%, due 8/15/2039	402,747 (a)(c)
356,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2022-OPO, Class D, 3.45%, due 1/5/2039	179,780 (a)(b)
152,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C33, Class C, 4.56%, due 5/15/2050	126,274 (b)
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^  (cont’d)
Principal Amount		Value
Commercial Mortgage-Backed – cont'd
$137,000	Morgan Stanley Capital I Trust, Series 2018-H4, Class C, 5.06%, due 12/15/2051	$108,088 (b)
1,025,000	NYO Commercial Mortgage Trust, Series 2021-1290, Class D, (1 mo. USD Term SOFR + 2.66%), 7.99%, due 11/15/2038	667,356 (a)(c)
237,000	ORL Trust, Series 2023-GLKS, Class D, (1 mo. USD Term SOFR + 4.30%), 9.64%, due 10/15/2028	236,111 (a)(c)
Taubman Centers Commercial Mortgage Trust
185,000	Series 2022-DPM, Class A, (1 mo. USD Term SOFR + 2.19%), 7.52%, due 5/15/2037	182,167 (a)(c)
216,000	Series 2022-DPM, Class B, (1 mo. USD Term SOFR + 2.93%), 8.27%, due 5/15/2037	210,870 (a)(c)
181,000	Series 2022-DPM, Class C, (1 mo. USD Term SOFR + 3.78%), 9.11%, due 5/15/2037	175,113 (a)(c)
Wells Fargo Commercial Mortgage Trust
270,000	Series 2014-LC18, Class A5, 3.41%, due 12/15/2047	259,558
3,795,510	Series 2019-C52, Class XA, 1.60%, due 8/15/2052	231,947 (b)(e)
16,101,901
Federal Home Loan Mortgage Corp. 4.4%
Pass-Through Certificates
64,254	4.50%, due 11/1/2039	59,413
4,059,179	5.50%, due 9/1/2052 - 4/1/2053	3,853,074
3,392,607	6.00%, due 10/1/2052 - 3/1/2053	3,318,299
7,230,786
Federal National Mortgage Association 3.5%
Pass-Through Certificates
88,258	4.50%, due 4/1/2039 - 5/1/2044	81,178
2,707,620	5.50%, due 11/1/2052 - 5/1/2053	2,569,238
3,231,018	6.00%, due 11/1/2052 - 10/1/2053	3,153,309
5,803,725
Total Mortgage-Backed Securities (Cost $50,895,104)		46,318,650
Asset-Backed Securities 17.4%
875,000	37 Capital CLO 1 Ltd., Series 2021-1A, Class A, (3 mo. USD Term SOFR + 1.46%), 6.86%, due 10/15/2034	864,135 (a)(c)
1,450,000	AM Capital Funding LLC, Series 2018-1, Class A, 4.98%, due 12/15/2023	1,448,850 (a)
729,168	Aqua Finance Trust, Series 2021-A, Class A, 1.54%, due 7/17/2046	639,585 (a)
Avis Budget Rental Car Funding AESOP LLC
500,000	Series 2020-2A, Class B, 2.96%, due 2/20/2027	462,677 (a)
485,000	Series 2021-2A, Class B, 1.90%, due 2/20/2028	417,751 (a)
233,600	Beacon Container Finance II LLC, Series 2021-1A, Class A, 2.25%, due 10/22/2046	198,120 (a)
655,397	BOF VII AL Funding Trust I, Series 2023-CAR3, Class A2, 6.29%, due 7/26/2032	650,616 (a)
260,000	CCG Receivables Trust, Series 2023-1, Class A2, 5.82%, due 9/16/2030	259,139 (a)
1,140,000	Crown Castle Towers LLC, 3.66%, due 5/15/2025	1,091,083 (a)
186,000	CyrusOne Data Centers Issuer I LLC, Series 2023-1A, Class A2, 4.30%, due 4/20/2048	162,931 (a)
335,000	Dell Equipment Finance Trust, Series 2023-1, Class A2, 5.65%, due 9/22/2028	333,792 (a)
1,000,000	Dryden 64 CLO Ltd., Series 2018-64A, Class D, (3 mo. USD Term SOFR + 2.91%), 8.31%, due 4/18/2031	940,862 (a)(c)
435,000	Fort Washington CLO Ltd., Series 2021-2A, Class A, (3 mo. USD Term SOFR + 1.48%), 6.90%, due 10/20/2034	430,188 (a)(c)
326,000	Frontier Issuer LLC, Series 2023-1, Class A2, 6.60%, due 8/20/2053	309,285 (a)
Hilton Grand Vacations Trust
180,257	Series 2018-AA, Class A, 3.54%, due 2/25/2032	174,677 (a)
126,296	Series 2022-2A, Class A, 4.30%, due 1/25/2037	120,749 (a)
262,249	Series 2022-2A, Class B, 4.74%, due 1/25/2037	250,654 (a)
254,205	JPMorgan Chase Bank NA, Series 2021-3, Class B, 0.76%, due 2/26/2029	243,828 (a)
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^  (cont’d)
Principal Amount		Value
Asset-Backed Securities – cont'd
$539,000	MetroNet Infrastructure Issuer LLC, Series 2022-1A, Class A2, 6.35%, due 10/20/2052	$515,004 (a)
MVW LLC
314,169	Series 2021-2A, Class A, 1.43%, due 5/20/2039	283,319 (a)
222,890	Series 2021-2A, Class B, 1.83%, due 5/20/2039	200,245 (a)
88,640	Series 2021-1WA, Class B, 1.44%, due 1/22/2041	79,975 (a)
Navient Private Education Refi Loan Trust
263,277	Series 2021-BA, Class A, 0.94%, due 7/15/2069	223,557 (a)
257,155	Series 2021-CA, Class A, 1.06%, due 10/15/2069	217,645 (a)
279,193	Series 2021-EA, Class A, 0.97%, due 12/16/2069	233,133 (a)
553,238	Series 2021-FA, Class A, 1.11%, due 2/18/2070	456,459 (a)
1,200,000	Oaktree CLO Ltd., Series 2022-3A, Class A2, (3 mo. USD Term SOFR + 2.30%), 7.69%, due 7/15/2035	1,215,570 (a)(c)
1,000,000	Octagon Investment Partners 43 Ltd., Series 2019-1A, Class D, (3 mo. USD Term SOFR + 4.16%), 9.54%, due 10/25/2032	972,669 (a)(c)
OneMain Financial Issuance Trust
27,358	Series 2020-1A, Class A, 3.84%, due 5/14/2032	27,328 (a)
422,000	Series 2022-2A, Class A, 4.89%, due 10/14/2034	412,075 (a)
1,000,000	Park Blue CLO Ltd., Series 2022-1A, Class A1, (3 mo. USD Term SOFR + 2.45%), 7.87%, due 10/20/2034	1,008,335 (a)(c)
PFS Financing Corp.
960,000	Series 2021-A, Class A, 0.71%, due 4/15/2026	936,056 (a)
300,000	Series 2021-B, Class A, 0.77%, due 8/15/2026	287,354 (a)
673,000	Series 2022-A, Class A, 2.47%, due 2/15/2027	642,470 (a)
580,000	Prestige Auto Receivables Trust, Series 2021-1A, Class D, 2.08%, due 2/15/2028	523,330 (a)
3,100,000	RRX 3 Ltd., Series 2021-3A, Class A1, (3 mo. USD Term SOFR + 1.58%), 6.98%, due 4/15/2034	3,076,020 (a)(c)
410,000	SBA Tower Trust, Series 2014-2A, Class C, 3.87%, due 10/15/2049	400,399 (a)
Sierra Timeshare Receivables Funding LLC
142,646	Series 2019-1A, Class C, 3.77%, due 1/20/2036	138,959 (a)
49,780	Series 2019-2A, Class A, 2.59%, due 5/20/2036	48,410 (a)
58,577	Series 2020-2A, Class C, 3.51%, due 7/20/2037	55,632 (a)
155,441	Series 2022-1A, Class A, 3.05%, due 10/20/2038	146,767 (a)
207,659	Series 2022-1A, Class C, 3.94%, due 10/20/2038	194,453 (a)
218,511	Series 2023-2A, Class C, 7.30%, due 4/20/2040	218,632 (a)
118,530	Series 2022-2A, Class B, 5.04%, due 6/20/2040	114,595 (a)
212,000	Series 2023-3A, Class B, 6.44%, due 9/20/2040	211,042 (a)
1,000,000	Signal Peak CLO 8 Ltd., Series 2020-8A, Class A, (3 mo. USD Term SOFR + 1.53%), 6.95%, due 4/20/2033	991,967 (a)(c)
98,986	SoFi Consumer Loan Program Trust, Series 2023-1S, Class A, 5.81%, due 5/15/2031	98,770 (a)
490,000	SoFi Professional Loan Program LLC, Series 2018-C, Class BFX, 4.13%, due 1/25/2048	427,664 (a)
Taco Bell Funding LLC
258,750	Series 2016-1A, Class A23, 4.97%, due 5/25/2046	248,482 (a)
191,587	Series 2021-1A, Class A2I, 1.95%, due 8/25/2051	165,115 (a)
396,282	TAL Advantage VII LLC, Series 2020-1A, Class A, 2.05%, due 9/20/2045	347,885 (a)
500,000	TICP CLO VII Ltd., Series 2017-7A, Class DR, (3 mo. USD Term SOFR + 3.46%), 8.86%, due 4/15/2033	478,382 (a)(c)
739,000	T-Mobile U.S. Trust, Series 2022-1A, Class A, 4.91%, due 5/22/2028	728,682 (a)
426,458	Vantage Data Centers Issuer LLC, Series 2019-1A, Class A2, 3.19%, due 7/15/2044	415,327 (a)
1,000,000	Voya CLO Ltd., Series 2016-2A, Class CR, (3 mo. USD Term SOFR + 4.26%), 9.66%, due 7/19/2028	992,749 (a)(c)
1,200,000	Wellington Management CLO 1 Ltd., Series 2023-1A, Class A, (3 mo. USD Term SOFR + 1.80%), 7.19%, due 10/20/2036	1,196,904 (a)(c)
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^  (cont’d)
Principal Amount		Value
Asset-Backed Securities – cont'd
$875,000	Whitebox CLO III Ltd., Series 2021-3A, Class A1, (3 mo. USD Term SOFR + 1.48%), 6.88%, due 10/15/2034	$862,984 (a)(c)
Total Asset-Backed Securities (Cost $29,652,174)		28,793,266

Corporate Bonds 46.8%
Aerospace & Defense 2.9%
2,025,000	Boeing Co., 2.70%, due 2/1/2027	1,823,291
2,975,000	L3Harris Technologies, Inc., 5.40%, due 1/15/2027	2,921,706
		4,744,997
Airlines 1.8%
275,000	American Airlines, Inc., 7.25%, due 2/15/2028	255,701 (a)
	American Airlines, Inc./AAdvantage Loyalty IP Ltd.
483,333	5.50%, due 4/20/2026	470,017 (a)
965,000	5.75%, due 4/20/2029	870,483 (a)
110,000	Delta Air Lines, Inc., 7.00%, due 5/1/2025	110,469 (a)
309,999	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.50%, due 10/20/2025	301,312 (a)
	VistaJet Malta Finance PLC/Vista Management Holding, Inc.
280,000	7.88%, due 5/1/2027	215,342 (a)
945,000	9.50%, due 6/1/2028	724,032 (a)
		2,947,356
Auto Manufacturers 2.8%
	Ford Motor Credit Co. LLC
280,000	6.95%, due 6/10/2026	280,700
545,000	7.35%, due 11/4/2027	551,634
130,000	6.80%, due 5/12/2028	129,629
320,000	2.90%, due 2/10/2029	261,683
	General Motors Financial Co., Inc.
490,000	3.80%, due 4/7/2025	472,916
1,945,000	5.40%, due 4/6/2026	1,903,480
1,010,000	Volkswagen Group of America Finance LLC, 3.35%, due 5/13/2025	968,386 (a)
		4,568,428
Auto Parts & Equipment 0.3%
85,000	Goodyear Tire & Rubber Co., 5.00%, due 5/31/2026	80,394
260,000	IHO Verwaltungs GmbH, 6.00% Cash/6.75% PIK, due 5/15/2027	241,932 (a)(f)
245,000	ZF North America Capital, Inc., 6.88%, due 4/14/2028	237,417 (a)
		559,743
Banks 14.9%
	Banco Santander SA
450,000	2.75%, due 5/28/2025	424,046
1,440,000	5.15%, due 8/18/2025	1,402,746
	Bank of America Corp.
425,000	3.95%, due 4/21/2025	410,769
1,000,000	3.84%, due 4/25/2025	987,470 (g)
1,980,000	3.38%, due 4/2/2026	1,897,140 (g)
1,075,000	BNP Paribas SA, 3.80%, due 1/10/2024	1,069,893 (a)
	Citigroup, Inc.
1,175,000	3.35%, due 4/24/2025	1,156,870 (g)
1,400,000	2.01%, due 1/25/2026	1,321,881 (g)
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^  (cont’d)
Principal Amount		Value

Banks – cont'd
Goldman Sachs Group, Inc.
$780,000	(Secured Overnight Financing Rate + 0.51%), 5.85%, due 9/10/2024	$777,974 (c)
2,230,000	1.95%, due 10/21/2027	1,955,745 (g)
JPMorgan Chase & Co.
1,100,000	2.30%, due 10/15/2025	1,058,726 (g)
1,225,000	4.08%, due 4/26/2026	1,187,294 (g)
1,985,000	1.47%, due 9/22/2027	1,729,203 (g)
Morgan Stanley
385,000	3.62%, due 4/17/2025	380,027 (g)
1,560,000	0.79%, due 5/30/2025	1,504,667 (g)
2,265,000	1.59%, due 5/4/2027	2,012,624 (g)
2,035,000	Royal Bank of Canada, 3.38%, due 4/14/2025	1,963,728
1,485,000	U.S. Bancorp, 5.73%, due 10/21/2026	1,463,695 (g)
2,115,000	Wells Fargo & Co., 3.91%, due 4/25/2026	2,039,292 (g)
24,743,790
Building Materials 0.2%
170,000	Camelot Return Merger Sub, Inc., 8.75%, due 8/1/2028	158,734 (a)
223,000	Jeld-Wen, Inc., 4.63%, due 12/15/2025	210,456 (a)
369,190
Chemicals 0.1%
170,000	Olympus Water U.S. Holding Corp., 7.13%, due 10/1/2027	156,522 (a)
Commercial Services 0.4%
550,000	APX Group, Inc., 6.75%, due 2/15/2027	530,976 (a)
180,000	Hertz Corp., 4.63%, due 12/1/2026	150,772 (a)
681,748
Computers 0.2%
320,000	Presidio Holdings, Inc., 4.88%, due 2/1/2027	293,181 (a)
Cosmetics - Personal Care 0.2%
400,000	Haleon U.S. Capital LLC, 3.02%, due 3/24/2024	394,782
Diversified Financial Services 1.8%
460,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 6.50%, due 7/15/2025	458,938
Capital One Financial Corp.
1,040,000	4.17%, due 5/9/2025	1,018,944 (g)
1,005,000	6.31%, due 6/8/2029	962,260 (g)
175,000	GTP Acquisition Partners I LLC, 3.48%, due 6/16/2025	167,831 (a)
425,000	OneMain Finance Corp., 3.50%, due 1/15/2027	359,125
2,967,098
Electric 2.6%
2,135,000	Dominion Energy, Inc., 2.85%, due 8/15/2026	1,964,494
495,000	Duke Energy Corp., 2.65%, due 9/1/2026	453,636
1,850,000	NextEra Energy Capital Holdings, Inc., 5.75%, due 9/1/2025	1,841,303
4,259,433
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^  (cont’d)
Principal Amount		Value

Energy - Alternate Sources 0.3%
Sunnova Energy Corp.
$470,000	5.88%, due 9/1/2026	$380,714 (a)
130,000	11.75%, due 10/1/2028	110,894 (a)
491,608
Entertainment 1.9%
Warnermedia Holdings, Inc.
1,990,000	6.41%, due 3/15/2026	1,985,935
1,295,000	3.76%, due 3/15/2027	1,192,177
3,178,112
Healthcare - Products 1.2%
1,670,000	GE HealthCare Technologies, Inc., 5.55%, due 11/15/2024	1,661,992
310,000	Medline Borrower LP, 3.88%, due 4/1/2029	261,753 (a)
1,923,745
Holding Companies - Diversified 0.1%
160,000	Benteler International AG, 10.50%, due 5/15/2028	161,157 (a)
Home Builders 0.1%
150,000	Tri Pointe Homes, Inc., 5.25%, due 6/1/2027	135,750
Insurance 0.8%
AssuredPartners, Inc.
465,000	7.00%, due 8/15/2025	456,115 (a)
190,000	5.63%, due 1/15/2029	161,183 (a)
785,000	Jackson National Life Global Funding, 1.75%, due 1/12/2025	739,323 (a)
1,356,621
Internet 0.6%
1,010,000	EquipmentShare.com, Inc., 9.00%, due 5/15/2028	949,400 (a)
Leisure Time 0.3%
55,000	Lindblad Expeditions Holdings, Inc., 9.00%, due 5/15/2028	52,907 (a)
290,000	Lindblad Expeditions LLC, 6.75%, due 2/15/2027	264,286 (a)
230,000	Royal Caribbean Cruises Ltd., 4.25%, due 7/1/2026	211,508 (a)
528,701
Media 0.5%
940,000	Fox Corp., 3.05%, due 4/7/2025	902,344
Oil & Gas 1.4%
460,000	Ascent Resources Utica Holdings LLC/ARU Finance Corp., 7.00%, due 11/1/2026	444,217 (a)
465,000	Borr IHC Ltd./Borr Finance LLC, 10.00%, due 11/15/2028	462,783 (a)(h)
Civitas Resources, Inc.
995,000	8.38%, due 7/1/2028	1,001,130 (a)
340,000	8.63%, due 11/1/2030	346,061 (a)
2,254,191
Pharmaceuticals 1.6%
1,000,000	AbbVie, Inc., 2.95%, due 11/21/2026	926,164
1,885,000	CVS Health Corp., 3.63%, due 4/1/2027	1,749,735
2,675,899
Pipelines 2.3%
290,000	Blue Racer Midstream LLC/Blue Racer Finance Corp., 7.63%, due 12/15/2025	290,414 (a)
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^  (cont’d)
Principal Amount		Value

Pipelines – cont'd
$980,000	Energy Transfer LP, 6.05%, due 12/1/2026	$977,998
	EQM Midstream Partners LP
333,000	6.00%, due 7/1/2025	325,652 (a)
180,000	7.50%, due 6/1/2027	178,268 (a)
460,000	Genesis Energy LP/Genesis Energy Finance Corp., 6.50%, due 10/1/2025	449,394
540,000	MPLX LP, 4.88%, due 6/1/2025	529,373
	New Fortress Energy, Inc.
360,000	6.75%, due 9/15/2025	333,984 (a)
365,000	6.50%, due 9/30/2026	326,929 (a)
460,000	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 6.00%, due 3/1/2027	420,852 (a)
		3,832,864
Real Estate Investment Trusts 1.9%
	American Tower Corp.
870,000	1.60%, due 4/15/2026	778,755
1,635,000	1.45%, due 9/15/2026	1,435,034
432,000	American Tower Trust 1, 5.49%, due 3/15/2028	424,186 (a)
350,000	Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.-Issuer, 4.88%, due 5/15/2029	292,108 (a)
310,000	XHR LP, 6.38%, due 8/15/2025	300,700 (a)
		3,230,783
Retail 0.1%
150,000	1011778 BC ULC/New Red Finance, Inc., 3.88%, due 1/15/2028	133,920 (a)
Semiconductors 1.4%
750,000	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.88%, due 1/15/2027	700,997
	Marvell Technology, Inc.
1,145,000	1.65%, due 4/15/2026	1,034,631
590,000	5.75%, due 2/15/2029	573,568
		2,309,196
Software 1.7%
	Oracle Corp.
422,000	5.80%, due 11/10/2025	421,916
2,550,000	1.65%, due 3/25/2026	2,312,820
		2,734,736
Telecommunications 2.2%
1,675,000	AT&T, Inc., 1.70%, due 3/25/2026	1,520,332
410,000	Level 3 Financing, Inc., 3.63%, due 1/15/2029	209,385 (a)
	T-Mobile USA, Inc.
1,150,000	2.25%, due 2/15/2026	1,057,834
1,010,000	3.75%, due 4/15/2027	939,265
		3,726,816
Water 0.2%
330,000	Solaris Midstream Holdings LLC, 7.63%, due 4/1/2026	314,803 (a)
Total Corporate Bonds (Cost $81,109,553)		77,526,914

Loan Assignments(c) 2.1%
Aerospace & Defense 0.1%
188,466	Peraton Corp., Term Loan B, (1 mo. USD Term SOFR + 3.75%), 9.17%, due 2/1/2028	184,697
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^  (cont’d)
Principal Amount		Value

Air Transport 0.1%
$162,000	American Airlines, Inc., Term Loan, (3 mo. USD Term SOFR + 4.75%), 10.43%, due 4/20/2028	$164,025
Business Equipment & Services 0.2%
362,423	William Morris Endeavor Entertainment LLC, First Lien Term Loan, (1 mo. USD Term SOFR + 2.75%), 8.07%, due 5/18/2025	361,840
Diversified Financial Services 0.3%
498,750	Avolon TLB Borrower 1 (US) LLC, Term Loan B6, (1 mo. USD Term SOFR + 2.50%), 7.84%, due 6/22/2028	498,496
Diversified Insurance 0.2%
400,000	HUB International Ltd., Term Loan B, (3 mo. USD Term SOFR + 4.25%), 9.66%, due 6/20/2030	399,716
Electronics - Electrical 0.1%
133,741	Ingram Micro, Inc., Term Loan, (3 mo. USD Term SOFR + 3.00%), 8.65%, due 6/30/2028	133,172
Health Care 0.3%
189,040	Medline Borrower LP, Term Loan B, (1 mo. USD Term SOFR + 3.25%), 8.69%, due 10/23/2028	187,742
369,075	Select Medical Corp., Term Loan B1, (1 mo. USD Term SOFR + 3.00%), 8.32%, due 3/6/2027	367,576
		555,318
Industrial Equipment 0.1%
179,079	Gates Global LLC, Term Loan B3, (1 mo. USD Term SOFR + 2.50%), 7.92%, due 3/31/2027	178,631
Internet 0.1%
160,669	Gen Digital, Inc., Term Loan B, (1 mo. USD Term SOFR + 2.00%), 7.42%, due 9/12/2029	159,130
Leisure Goods - Activities - Movies 0.2%
319,200	Carnival Corp., Term Loan B, (1 mo. USD Term SOFR + 3.00%), 8.34%, due 8/8/2027	313,215
Life Sciences Tools & Services 0.3%
430,000	Star Parent, Inc., Term Loan B, (3 mo. USD Term SOFR), due 9/27/2030	409,201 (i)(j)
Retailers (except food & drug) 0.1%
175,597	Petco Health & Wellness Co., Inc., Term Loan B, (3 mo. USD Term SOFR + 3.25%), 8.90%, due 3/3/2028	171,500

Total Loan Assignments (Cost $3,529,961)		3,528,941
Number of Shares

Short-Term Investments 5.4%
Investment Companies 5.4%
8,933,059	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.30%(k) (Cost $8,933,059)	8,933,059
Total Investments 99.7% (Cost $174,119,851)		165,100,830
Other Assets Less Liabilities 0.3%		523,508 (l)
Net Assets 100.0%		$165,624,338

(a)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2023, these securities amounted to $68,906,421, which represents 41.6% of net assets of the Fund.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^  (cont’d)
(b)
Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of
October 31, 2023.

(c)	Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2023 and changes periodically.
(d)
Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of
October 31, 2023.

(e)
Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only"
holding.

(f)	Payment-in-kind (PIK) security.
(g)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(h)	When-issued security. Total value of all such securities at October 31, 2023 amounted to $462,783, which represents 0.3% of net assets of the Fund.
(i)	All or a portion of this security was purchased on a delayed delivery basis.
(j)	All or a portion of this security had not settled as of October 31, 2023 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.
(k)	Represents 7-day effective yield as of October 31, 2023.
(l)	Includes the impact of the Fund’s open positions in derivatives at October 31, 2023.
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^  (cont’d)

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$134,672,686	81.3%
Cayman Islands	11,833,861	7.1%
Canada	2,097,648	1.3%
Spain	1,826,792	1.1%
Germany	1,447,735	0.9%
Jersey	1,196,904	0.7%
France	1,069,893	0.6%
Switzerland	939,374	0.6%
Mexico	462,783	0.3%
Ireland	458,938	0.3%
Austria	161,157	0.1%
Short-Term Investments and Other Assets—Net	9,456,567	5.7%
	$165,624,338	100.0%
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^  (cont’d)
Derivative Instruments
Futures contracts ("futures")
At October 31, 2023, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2023	405	U.S. Treasury Note, 2 Year	$81,980,860	$(350,865)
Total Long Positions			$81,980,860	$(350,865)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2023	36	U.S. Treasury Note, 10 Year	$(3,822,188)	$150,403
12/2023	185	U.S. Treasury Note, 5 Year	(19,328,164)	269,495
12/2023	18	U.S. Treasury Note, Ultra 10 Year	(1,958,906)	112,887
12/2023	22	U.S. Treasury Ultra Bond	(2,476,375)	83,086
Total Short Positions			$(27,585,633)	$615,871
Total Futures				$265,006
At October 31, 2023, the Fund had $358,932 deposited in a segregated account to cover margin requirements on open futures.
For the year ended October 31, 2023, the average notional value for the months where the Fund had futures outstanding was $83,984,032 for long positions and $(38,484,294) for short positions.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Mortgage-Backed Securities#	$—	$46,318,650	$—	$46,318,650
Asset-Backed Securities	—	28,793,266	—	28,793,266
Corporate Bonds#	—	77,526,914	—	77,526,914
Loan Assignments#	—	3,528,941	—	3,528,941
Short-Term Investments	—	8,933,059	—	8,933,059
Total Investments	$—	$165,100,830	$—	$165,100,830

#	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of October 31, 2023:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures@
Assets	$615,871	$—	$—	$615,871
Liabilities	(350,865)	—	—	(350,865)
Total	$265,006	$—	$—	$265,006

@	Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^
October 31, 2023

Principal Amount(a)		Value
U.S. Treasury Obligations 6.6%
U.S. Treasury Bills
$50,680,000	5.27%, due 11/2/2023	$50,672,605 (b)
250,000	5.11%, due 11/24/2023	249,155 (b)
50,000,000	5.29%, due 11/30/2023	49,786,971 (b)
60,780,000	5.32%, due 12/21/2023	60,332,381 (b)
U.S. Treasury Bonds
2,825,000	2.38%, due 5/15/2051	1,682,751
12,975,000	3.63%, due 5/15/2053	10,114,418
8,210,000	4.13%, due 8/15/2053	7,023,398
46,380,000	U.S. Treasury Notes, 3.38%, due 5/15/2033	41,010,066
Total U.S. Treasury Obligations (Cost $228,148,145)		220,871,745
U.S. Government Agency Securities 0.1%
2,030,000	Federal National Mortgage Association, 5.63%, due 7/15/2037 (Cost $2,638,451)	2,090,478

Mortgage-Backed Securities 61.7%
Collateralized Mortgage Obligations 8.3%
Federal Home Loan Mortgage Corp. REMICS
4,265,985	Series 4117, Class IO, 4.00%, due 10/15/2042	735,825 (c)
5,951,022	Series 4150, Class SP, (6.04% - 30 day USD SOFR Average), 0.72%, due 1/15/2043	482,568 (c)(d)
2,825,341	Series 4456, Class SA, (6.04% - 30 day USD SOFR Average), 0.72%, due 3/15/2045	235,058 (c)(d)
2,686,108	Series 4627, Class SA, (5.89% - 30 day USD SOFR Average), 0.57%, due 10/15/2046	233,525 (c)(d)
5,019,646	Series 4994, Class LI, 4.00%, due 12/25/2048	925,122 (c)
3,406,665	Series 5146, Class EC, 1.50%, due 2/25/2049	2,533,528
3,793,722	Series 4953, Class BI, 4.50%, due 2/25/2050	815,925 (c)
Federal Home Loan Mortgage Corp. STACR REMIC Trust
4,000,000	Series 2021-DNA5, Class B1, (30 day USD SOFR Average + 3.05%), 8.37%, due 1/25/2034	4,000,000 (d)(e)
3,380,200	Series 2021-DNA7, Class M2, (30 day USD SOFR Average + 1.80%), 7.12%, due 11/25/2041	3,320,057 (d)(e)
4,200,000	Series 2022-DNA2, Class M1B, (30 day USD SOFR Average + 2.40%), 7.72%, due 2/25/2042	4,207,859 (d)(e)
8,054,000	Series 2022-DNA2, Class M2, (30 day USD SOFR Average + 3.75%), 9.07%, due 2/25/2042	8,164,742 (d)(e)
10,100,000	Series 2022-HQA1, Class M2, (30 day USD SOFR Average + 5.25%), 10.57%, due 3/25/2042	10,601,869 (d)(e)
5,496,000	Series 2022-DNA3, Class M1B, (30 day USD SOFR Average + 2.90%), 8.22%, due 4/25/2042	5,599,046 (d)(e)
5,000,000	Series 2022-DNA5, Class M1B, (30 day USD SOFR Average + 4.50%), 9.82%, due 6/25/2042	5,324,763 (d)(e)
9,447,000	Series 2022-DNA6, Class M1B, (30 day USD SOFR Average + 3.70%), 9.02%, due 9/25/2042	9,900,646 (d)(e)
5,000,000	Series 2022-DNA6, Class M2, (30 day USD SOFR Average + 5.75%), 11.07%, due 9/25/2042	5,429,600 (d)(e)
Federal Home Loan Mortgage Corp. STACR Trust
2,948,598	Series 2018-DNA1, Class M2, (30 day USD SOFR Average + 1.91%), 7.24%, due 7/25/2030	2,972,621 (d)
9,651,428	Series 2018-HQA1, Class M2, (30 day USD SOFR Average + 2.41%), 7.74%, due 9/25/2030	9,808,911 (d)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)		Value

Collateralized Mortgage Obligations – cont'd
Federal National Mortgage Association Connecticut Avenue Securities
$4,270,114	Series 2017-C06, Class 2M2, (30 day USD SOFR Average + 2.91%), 8.24%, due 2/25/2030	$4,381,851 (d)
1,104,691	Series 2017-C07, Class 1M2, (30 day USD SOFR Average + 2.51%), 7.84%, due 5/25/2030	1,126,728 (d)
2,016,462	Series 2018-C02, Class 2M2, (30 day USD SOFR Average + 2.31%), 7.64%, due 8/25/2030	2,041,637 (d)
353,670	Series 2018-C04, Class 2M2, (30 day USD SOFR Average + 2.66%), 7.99%, due 12/25/2030	362,492 (d)
2,068,597	Series 2018-C05, Class 1M2, (30 day USD SOFR Average + 2.46%), 7.79%, due 1/25/2031	2,104,629 (d)
6,491,969	Series 2019-R04, Class 2B1, (30 day USD SOFR Average + 5.36%), 10.69%, due 6/25/2039	6,910,095 (d)(e)
4,360,747	Series 2019-R05, Class 1B1, (30 day USD SOFR Average + 4.21%), 9.54%, due 7/25/2039	4,501,796 (d)(e)
6,809,000	Series 2020-R01, Class 1B1, (30 day USD SOFR Average + 3.36%), 8.69%, due 1/25/2040	6,881,055 (d)(e)
9,074,000	Series 2021-R03, Class 1M2, (30 day USD SOFR Average + 1.65%), 6.97%, due 12/25/2041	8,919,924 (d)(e)
8,504,000	Series 2022-R01, Class 1M2, (30 day USD SOFR Average + 1.90%), 7.22%, due 12/25/2041	8,376,551 (d)(e)
4,726,000	Series 2022-R04, Class 1M2, (30 day USD SOFR Average + 3.10%), 8.42%, due 3/25/2042	4,811,319 (d)(e)
11,745,000	Series 2022-R03, Class 1M2, (30 day USD SOFR Average + 3.50%), 8.82%, due 3/25/2042	12,201,830 (d)(e)
5,000,000	Series 2022-R03, Class 1B1, (30 day USD SOFR Average + 6.25%), 11.57%, due 3/25/2042	5,443,144 (d)(e)
3,670,038	Series 2022-R07, Class 1M1, (30 day USD SOFR Average + 2.95%), 8.27%, due 6/25/2042	3,753,570 (d)(e)
4,006,624	Series 2022-R08, Class 1M2, (30 day USD SOFR Average + 3.60%), 8.92%, due 7/25/2042	4,167,893 (d)(e)
5,000,200	Series 2022-R08, Class 1B1, (30 day USD SOFR Average + 5.60%), 10.92%, due 7/25/2042	5,361,342 (d)(e)
6,108,000	Series 2023-R01, Class 1M2, (30 day USD SOFR Average + 3.75%), 9.07%, due 12/25/2042	6,406,813 (d)(e)
6,443,000	Series 2023-R02, Class 1M2, (30 day USD SOFR Average + 3.35%), 8.67%, due 1/25/2043	6,608,604 (d)(e)
Federal National Mortgage Association Interest Strip
6,166,779	Series 413, Class C26, 4.00%, due 10/25/2041	1,095,640 (c)
7,949,295	Series 418, Class C24, 4.00%, due 8/25/2043	1,472,350 (c)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)		Value

Collateralized Mortgage Obligations – cont'd
Federal National Mortgage Association REMICS
$116,142	Series 2012-96, Class PS, (6.59% - 30 day USD SOFR Average), 1.26%, due 7/25/2041	$284 (c)(d)
5,822,443	Series 2019-49, Class DS, (6.04% - 30 day USD SOFR Average), 0.71%, due 6/25/2043	469,943 (c)(d)
7,013,879	Series 2018-18, Class ST, (5.99% - 30 day USD SOFR Average), 0.66%, due 12/25/2044	534,247 (c)(d)
3,732,854	Series 2016-8, Class SB, (5.99% - 30 day USD SOFR Average), 0.66%, due 3/25/2046	258,452 (c)(d)
3,306,145	Series 2016-31, Class HS, (5.89% - 30 day USD SOFR Average), 0.56%, due 6/25/2046	261,286 (c)(d)
3,729,454	Series 2016-67, Class KS, (5.89% - 30 day USD SOFR Average), 0.56%, due 9/25/2046	302,100 (c)(d)
6,355,585	Series 2016-62, Class SA, (5.89% - 30 day USD SOFR Average), 0.56%, due 9/25/2046	442,829 (c)(d)
7,464,016	Series 2019-33, Class SN, (5.99% - 30 day USD SOFR Average), 0.66%, due 7/25/2049	561,333 (c)(d)
13,865,060	Series 2021-76, Class AI, 3.50%, due 11/25/2051	2,308,869 (c)
Government National Mortgage Association REMICS
1,679,977	Series 2013-186, Class SA, (5.99% - 1 mo. USD Term SOFR), 0.65%, due 12/16/2043	120,987 (c)(d)
9,760,222	Series 2015-144, Class HS, (6.09% - 1 mo. USD Term SOFR), 0.75%, due 10/20/2045	836,137 (c)(d)
4,752,552	Series 2015-187, Class AI, 4.50%, due 12/20/2045	916,672 (c)
6,500,658	Series 2017-112, Class KS, (6.09% - 1 mo. USD Term SOFR), 0.75%, due 7/20/2047	564,227 (c)(d)
7,674,194	Series 2020-86, Class WK, 1.00%, due 6/20/2050	5,554,927
9,564,916	Series 2020-107, Class AB, 1.00%, due 7/20/2050	6,837,359
8,030,205	Series 2020-112, Class KA, 1.00%, due 8/20/2050	5,785,328
8,813,167	Series 2020-151, Class MI, 2.50%, due 10/20/2050	1,163,661 (c)
14,792,899	Series 2021-30, Class DI, 2.50%, due 2/20/2051	2,012,146 (c)
7,071,199	Series 2021-103, Class HE, 2.00%, due 6/20/2051	5,571,551
7,190,693	Series 2021-119, Class NC, 1.50%, due 7/20/2051	5,546,198
6,119,197	Series 2021-139, Class IE, 3.50%, due 8/20/2051	1,071,464 (c)
10,375,962	Series 2021-196, Class IO, 2.50%, due 11/20/2051	1,406,746 (c)
201,312	JP Morgan Alternative Loan Trust, Series 2006-A5, Class 1A1, (1 mo. USD Term SOFR + 0.43%), 5.76%, due 10/25/2036	173,461 (d)
7,959,142	Onslow Bay Mortgage Loan Trust, Series 2021-NQM4, Class A1, 1.96%, due 10/25/2061	6,142,703 (e)(f)
11,246,480	SG Residential Mortgage Trust, Series 2021-2, Class A1, 1.74%, due 12/25/2061	8,535,708 (e)(f)
21,815,312	Starwood Mortgage Residential Trust, Series 2021-5, Class A1, 1.92%, due 9/25/2066	17,413,403 (e)(f)
6,133,078	Towd Point Mortgage Trust, Series 2022-4, Class A1, 3.75%, due 9/25/2062	5,434,447 (e)
Verus Securitization Trust
21,361,572	Series 2021-6, Class A1, 1.63%, due 10/25/2066	16,891,334 (e)(f)
5,493,523	Series 2021-6, Class A3, 1.89%, due 10/25/2066	4,284,035 (e)(f)
3,039,090	Series 2022-4, Class A3, 4.74%, due 4/25/2067	2,732,073 (e)(f)
276,354,838
Commercial Mortgage-Backed 4.6%
BANK
1,828,000	Series 2019-BN17, Class C, 4.51%, due 4/15/2052	1,342,715 (f)
1,376,000	Series 2021-BN38, Class C, 3.22%, due 12/15/2064	803,360 (f)
1,606,000	Barclays Commercial Mortgage Trust, Series 2019-C5, Class C, 3.71%, due 11/15/2052	1,171,635
BBCMS Mortgage Trust
93,496,644	Series 2021-C11, Class XA, 1.38%, due 9/15/2054	6,497,764 (c)(f)
32,992,475	Series 2022-C17, Class XA, 1.15%, due 9/15/2055	2,439,421 (c)(f)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)		Value

Commercial Mortgage-Backed – cont'd
Benchmark Mortgage Trust
$3,200,000	Series 2020-B16, Class C, 3.65%, due 2/15/2053	$2,239,332 (f)
3,864,000	Series 2020-B17, Class C, 3.37%, due 3/15/2053	2,613,680 (f)
47,247,203	Series 2021-B30, Class XA, 0.81%, due 11/15/2054	2,233,205 (c)(f)
1,731,000	BMO Mortgage Trust, Series 2023-C5, Class C, 6.63%, due 6/15/2056	1,511,663 (f)
8,573,000	BPR Trust, Series 2022-OANA, Class D, (1 mo. USD Term SOFR + 3.70%), 9.03%, due 4/15/2037	8,180,495 (d)(e)
BX Commercial Mortgage Trust
9,875,000	Series 2021-VOLT, Class D, (1 mo. USD Term SOFR + 1.76%), 7.10%, due 9/15/2036	9,427,262 (d)(e)
606,900	Series 2019-XL, Class D, (1 mo. USD Term SOFR + 1.56%), 6.90%, due 10/15/2036	600,398 (d)(e)
BX Trust
1,105,000	Series 2019-OC11, Class B, 3.61%, due 12/9/2041	917,024 (e)
9,351,000	Series 2019-OC11, Class D, 3.94%, due 12/9/2041	7,505,500 (e)(f)
CAMB Commercial Mortgage Trust
1,000,000	Series 2019-LIFE, Class C, (1 mo. USD Term SOFR + 1.50%), 6.83%, due 12/15/2037	984,927 (d)(e)
2,374,000	Series 2019-LIFE, Class D, (1 mo. USD Term SOFR + 1.80%), 7.13%, due 12/15/2037	2,342,042 (d)(e)
1,620,000	Series 2019-LIFE, Class E, (1 mo. USD Term SOFR + 2.20%), 7.53%, due 12/15/2037	1,587,844 (d)(e)
4,530,000	Series 2019-LIFE, Class F, (1 mo. USD Term SOFR + 2.60%), 7.93%, due 12/15/2037	4,391,440 (d)(e)
Citigroup Commercial Mortgage Trust
2,425,000	Series 2023-PRM3, Class C, 6.36%, due 7/10/2028	2,288,787 (e)(f)
2,776,000	Series 2023-SMRT, Class C, 5.85%, due 10/12/2040	2,604,501 (e)(f)
44,707,555	Series 2014-GC25, Class XA, 0.94%, due 10/10/2047	209,339 (c)(f)
23,991,236	Series 2015-GC27, Class XA, 1.30%, due 2/10/2048	242,369 (c)(f)
1,843,000	Series 2017-P8, Class C, 4.26%, due 9/15/2050	1,481,650 (f)
COMM Mortgage Trust
1,244	Series 2012-CR3, Class XA, 0.88%, due 10/15/2045	— (c)(f)
6,200,000	Series 2012-CR4, Class AM, 3.25%, due 10/15/2045	5,234,329
28,333,429	Series 2014-CR16, Class XA, 0.93%, due 4/10/2047	43,721 (c)(f)
24,764,527	Series 2014-CR17, Class XA, 0.92%, due 5/10/2047	30,517 (c)(f)
37,376,483	Series 2014-UBS3, Class XA, 1.05%, due 6/10/2047	52,133 (c)(f)
37,610,345	Series 2014-UBS6, Class XA, 0.83%, due 12/10/2047	195,438 (c)(f)
Credit Suisse Mortgage Capital Certificates
2,432,947	Series 2019-ICE4, Class E, (1 mo. USD Term SOFR + 2.20%), 7.53%, due 5/15/2036	2,394,360 (d)(e)
3,635,954	Series 2019-ICE4, Class F, (1 mo. USD Term SOFR + 2.70%), 8.03%, due 5/15/2036	3,581,965 (d)(e)
CSAIL Commercial Mortgage Trust
2,644,000	Series 2018-C14, Class C, 4.90%, due 11/15/2051	1,975,237 (f)
30,414,919	Series 2015-C2, Class XA, 0.71%, due 6/15/2057	207,594 (c)(f)
2,887,000	Eleven Madison Trust Mortgage Trust, Series 2015-11MD, Class A, 3.55%, due 9/10/2035	2,569,650 (e)(f)
Federal Home Loan Mortgage Corp. Multiclass Certificates
61,820,000	Series 2020-RR03, Class X1, 1.71%, due 7/27/2028	3,994,864 (c)
27,400,000	Series 2020-RR02, Class DX, 1.82%, due 9/27/2028	1,948,189 (c)(f)
65,436,000	Series 2020-RR04, Class X, 2.13%, due 2/27/2029	5,560,954 (c)(f)
18,835,000	Series 2020-RR02, Class CX, 1.27%, due 3/27/2029	1,026,472 (c)(f)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
70,984,000	Series K083, Class XAM, 0.05%, due 10/25/2028	298,530 (c)(f)
77,922,000	Series K085, Class XAM, 0.06%, due 10/25/2028	355,246 (c)(f)
2,597,000	FIVE Mortgage Trust, Series 2023-V1, Class C, 6.40%, due 2/10/2056	2,320,331 (f)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)		Value

Commercial Mortgage-Backed – cont'd
GS Mortgage Securities Trust
$30,507	Series 2011-GC5, Class XA, 0.09%, due 8/10/2044	$— (c)(e)(f)
19,981,601	Series 2014-GC18, Class XA, 0.97%, due 1/10/2047	200 (c)(f)
3,458,000	Series 2015-GS1, Class AS, 4.04%, due 11/10/2048	3,062,909 (f)
40,979,118	Series 2015-GC30, Class XA, 0.72%, due 5/10/2050	330,202 (c)(f)
3,284,000	Series 2019-GC42, Class C, 3.69%, due 9/10/2052	2,339,946 (f)
Hilton USA Trust
1,534,500	Series 2016-HHV, Class C, 4.19%, due 11/5/2038	1,411,966 (e)(f)
350,000	Series 2016-HHV, Class D, 4.19%, due 11/5/2038	317,697 (e)(f)
2,691,058	Hudson Yards Mortgage Trust, Series 2016-10HY, Class C, 2.98%, due 8/10/2038	2,374,065 (e)(f)
6,840,000	INTOWN Mortgage Trust, Series 2022-STAY, Class A, (1 mo. USD Term SOFR + 2.49%), 7.82%, due 8/15/2039	6,835,713 (d)(e)
JP Morgan Chase Commercial Mortgage Securities Trust
5,615,000	Series 2016-NINE, Class A, 2.85%, due 9/6/2038	4,969,826 (e)(f)
6,838,000	Series 2022-OPO, Class D, 3.45%, due 1/5/2039	3,453,187 (e)(f)
Manhattan West Mortgage Trust
1,409,000	Series 2020-1MW, Class D, 2.34%, due 9/10/2039	1,135,907 (e)(f)
1,693,000	Series 2020-1MW, Class C, 2.34%, due 9/10/2039	1,394,081 (e)(f)
2,614,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C33, Class C, 4.56%, due 5/15/2050	2,171,579 (f)
Morgan Stanley Capital I Trust
1,847,000	Series 2017-H1, Class B, 4.08%, due 6/15/2050	1,587,839
3,591,550	Series 2017-H1, Class C, 4.28%, due 6/15/2050	2,882,331 (f)
2,136,000	Series 2018-H4, Class C, 5.06%, due 12/15/2051	1,685,222 (f)
2,302,000	MSWF Commercial Mortgage Trust, Series 2023-1, Class C, 6.68%, due 5/15/2056	1,972,035 (f)
3,422,000	NYO Commercial Mortgage Trust, Series 2021-1290, Class D, (1 mo. USD Term SOFR + 2.66%), 7.99%, due 11/15/2038	2,227,993 (d)(e)
4,757,000	ORL Trust, Series 2023-GLKS, Class D, (1 mo. USD Term SOFR + 4.30%), 9.64%, due 10/15/2028	4,739,160 (d)(e)
Taubman Centers Commercial Mortgage Trust
5,764,000	Series 2022-DPM, Class B, (1 mo. USD Term SOFR + 2.93%), 8.27%, due 5/15/2037	5,627,115 (d)(e)
3,832,000	Series 2022-DPM, Class C, (1 mo. USD Term SOFR + 3.78%), 9.11%, due 5/15/2037	3,707,370 (d)(e)
Wells Fargo Commercial Mortgage Trust
1,410,000	Series 2015-NXS4, Class C, 4.68%, due 12/15/2048	1,260,868 (f)
1,730,000	Series 2016-NXS6, Class C, 4.39%, due 11/15/2049	1,451,057 (f)
WF-RBS Commercial Mortgage Trust
102,868,000	Series 2013-C14, Class XB, 0.00%, due 6/15/2046	1,029 (c)(f)
26,631,411	Series 2014-C21, Class XA, 0.99%, due 8/15/2047	158,590 (c)(f)
48,797,619	Series 2014-C25, Class XA, 0.78%, due 11/15/2047	243,124 (c)(f)
13,347,883	Series 2014-C22, Class XA, 0.76%, due 9/15/2057	45,376 (c)(f)
152,792,270
Federal Home Loan Mortgage Corp. 12.8%
Pass-Through Certificates
44,434,008	2.50%, due 5/1/2051 - 7/1/2052	34,163,749 (g)
27,271,449	3.00%, due 11/1/2050 - 5/1/2052	21,873,862
25,098,469	3.50%, due 4/1/2052 - 12/1/2052	20,918,345
93,152,453	4.00%, due 4/1/2052 - 6/1/2053	80,535,091
95,378,435	4.50%, due 7/1/2052 - 5/1/2053	85,245,109
87,668,162	5.00%, due 10/1/2052 - 8/1/2053	80,886,500
74,455,310	5.50%, due 11/1/2052 - 8/1/2053	70,672,471
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)		Value

Federal Home Loan Mortgage Corp. – cont'd
$34,594,930	6.00%, due 12/1/2052 - 10/1/2053	$33,750,572
		428,045,699
Federal Home Loan Mortgage Corp. 0.9%
	Pass-Through Certificates
8,273,550	2.50%, due 4/1/2052	6,374,857
7,092,297	4.00%, due 9/1/2052	6,130,106
1,484,294	5.50%, due 5/1/2053	1,409,193
3,534,716	5.00%, due 7/1/2053	3,260,109
2,092,909	6.00%, due 7/1/2053	2,041,130
8,283,456	6.00%, due 8/1/2053	8,071,464
2,529,646	5.50%, due 9/1/2053	2,400,443
		29,687,302
Federal National Mortgage Association 29.9%
	Pass-Through Certificates
81,171,758	2.50%, due 8/1/2051 - 5/1/2052	62,508,438
53,795,125	3.00%, due 6/1/2050 - 3/1/2053	43,178,612
109,054,705	3.50%, due 5/1/2051 - 5/1/2053	90,997,182
77,163,625	4.00%, due 2/1/2052 - 2/1/2053	66,721,328
65,309,786	4.50%, due 6/1/2052 - 4/1/2053	58,378,859
107,953,072	5.00%, due 8/1/2052 - 9/1/2053	99,605,764
77,859,597	5.50%, due 12/1/2052 - 10/1/2053	73,890,381
36,766,024	6.00%, due 1/1/2053 - 10/1/2053	35,873,202
93,580,000	2.50%, TBA, 30 Year Maturity	71,778,784 (h)
53,515,000	3.50%, TBA, 30 Year Maturity	44,558,207 (h)
70,765,000	4.00%, TBA, 30 Year Maturity	61,123,269 (h)
60,940,000	4.50%, TBA, 30 Year Maturity	54,411,794 (h)
26,165,000	5.00%, TBA, 30 Year Maturity	24,120,859 (h)
160,295,000	5.50%, TBA, 30 Year Maturity	152,029,789 (h)
59,565,000	6.00%, TBA, 30 Year Maturity	57,958,812 (h)
		997,135,280
Government National Mortgage Association 5.2%
	Pass-Through Certificates
17,539,048	5.00%, due 11/20/2052 - 7/20/2053	16,336,828
12,524,651	5.50%, due 6/20/2053 - 7/20/2053	11,982,505
32,529,391	6.00%, due 12/20/2052 - 10/20/2053	31,884,321
288	7.00%, due 8/15/2032	298
38,470,000	5.00%, TBA, 30 Year Maturity	35,793,630 (h)
17,090,000	5.50%, TBA, 30 Year Maturity	16,342,312 (h)
60,520,000	6.00%, TBA, 30 Year Maturity	59,289,951 (h)
		171,629,845
Total Mortgage-Backed Securities (Cost $2,218,237,713)		2,055,645,234
Asset-Backed Securities 8.1%
1,650,000	37 Capital CLO 1 Ltd., Series 2021-1A, Class E, (3 mo. USD Term SOFR + 7.46%), 12.86%, due 10/15/2034	1,559,275 (d)(e)
2,300,000	37 Capital CLO II Ltd., Series 2022-1A, Class A1A, (3 mo. USD Term SOFR + 2.00%), 7.39%, due 7/15/2034	2,316,050 (d)(e)
661,885	AASET Trust, Series 2020-1A, Class A, 3.35%, due 1/16/2040	575,993 (e)
1,000,000	AGL CLO 17 Ltd., Series 2022-17A, Class E, (3 mo. USD Term SOFR + 6.35%), 11.76%, due 1/21/2035	950,231 (d)(e)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)		Value
Asset-Backed Securities – cont'd
$1,100,000	AIMCO CLO, Series 2018-AA, Class E, (3 mo. USD Term SOFR + 5.41%), 10.81%, due 4/17/2031	$999,837 (d)(e)
550,000	Alinea CLO Ltd., Series 2018-1A, Class E, (3 mo. USD Term SOFR + 6.26%), 11.68%, due 7/20/2031	475,851 (d)(e)
9,980,000	AM Capital Funding LLC, Series 2018-1, Class A, 4.98%, due 12/15/2023	9,972,082 (e)
1,532,028	Amur Equipment Finance Receivables XI LLC, Series 2022-2A, Class A2, 5.30%, due 6/21/2028	1,517,046 (e)
Apidos CLO XXVIII Ltd.
500,000	Series 2017-28A, Class C, (3 mo. USD Term SOFR + 2.76%), 8.18%, due 1/20/2031	471,022 (d)(e)
500,000	Series 2017-28A, Class D, (3 mo. USD Term SOFR + 5.76%), 11.18%, due 1/20/2031	440,522 (d)(e)
Ares LIII CLO Ltd.
3,250,000	Series 2019-53A, Class D, (3 mo. USD Term SOFR + 4.01%), 9.41%, due 4/24/2031	3,149,166 (d)(e)
1,700,000	Series 2019-53A, Class E, (3 mo. USD Term SOFR + 7.11%), 12.51%, due 4/24/2031	1,656,877 (d)(e)
2,000,000	Ares XLV CLO Ltd., Series 2017-45A, Class E, (3 mo. USD Term SOFR + 6.36%), 11.76%, due 10/15/2030	1,773,678 (d)(e)
1,000,000	Ares XXVII CLO Ltd., Series 2013-2A, Class ER2, (3 mo. USD Term SOFR + 7.01%), 12.40%, due 10/28/2034	959,889 (d)(e)
Assurant CLO Ltd.
250,000	Series 2018-2A, Class D, (3 mo. USD Term SOFR + 3.11%), 8.53%, due 4/20/2031	237,360 (d)(e)
1,500,000	Series 2018-2A, Class E, (3 mo. USD Term SOFR + 5.86%), 11.28%, due 4/20/2031	1,248,119 (d)(e)
Avis Budget Rental Car Funding AESOP LLC
1,545,000	Series 2020-2A, Class B, 2.96%, due 2/20/2027	1,429,671 (e)
847,000	Series 2022-3A, Class B, 5.31%, due 2/20/2027	819,908 (e)
4,988,000	Series 2021-2A, Class B, 1.90%, due 2/20/2028	4,296,376 (e)
1,300,000	Ballyrock CLO 19 Ltd., Series 2022-19A, Class C, (3 mo. USD Term SOFR + 3.50%), 8.92%, due 4/20/2035	1,244,972 (d)(e)
442,000	Bank of America Auto Trust, Series 2023-1A, Class A2, 5.83%, due 5/15/2026	441,026 (e)
1,000,000	Battalion CLO XXI Ltd., Series 2021-21A, Class D, (3 mo. USD Term SOFR + 3.56%), 8.96%, due 7/15/2034	918,689 (d)(e)
4,000,000	Beacon Container Finance II LLC, Series 2021-1A, Class A, 2.25%, due 10/22/2046	3,392,466 (e)
3,000,000	Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class D, (3 mo. USD Term SOFR + 6.67%), 12.07%, due 10/15/2030	2,688,794 (d)(e)
2,250,000	Benefit Street Partners CLO XX Ltd., Series 2020-20A, Class AR, (3 mo. USD Term SOFR + 1.43%), 6.83%, due 7/15/2034	2,230,141 (d)(e)
1,000,000	Benefit Street Partners CLO XXII Ltd., Series 2020-22A, Class DR, (3 mo. USD Term SOFR + 3.35%), 8.77%, due 4/20/2035	937,294 (d)(e)
700,000	BlueMountain CLO XXV Ltd., Series 2019-25A, Class D1R, (3 mo. USD Term SOFR + 3.56%), 8.96%, due 7/15/2036	651,352 (d)(e)
2,000,000	BlueMountain CLO XXXIII Ltd., Series 2021-33A, Class E, (3 mo. USD Term SOFR + 7.09%), 12.47%, due 11/20/2034	1,750,449 (d)(e)
178,847	BMW Vehicle Lease Trust, Series 2023-1, Class A2, 5.27%, due 2/25/2025	178,479
1,000,000	Canyon Capital CLO Ltd., Series 2021-1A, Class E, (3 mo. USD Term SOFR + 6.67%), 12.07%, due 4/15/2034	903,037 (d)(e)
Capital One Prime Auto Receivables Trust
177,327	Series 2022-1, Class A2, 2.71%, due 6/16/2025	176,206
738,120	Series 2023-1, Class A2, 5.20%, due 5/15/2026	734,318
Carbone CLO Ltd.
1,000,000	Series 2017-1A, Class C, (3 mo. USD Term SOFR + 2.86%), 8.28%, due 1/20/2031	958,000 (d)(e)
1,000,000	Series 2017-1A, Class D, (3 mo. USD Term SOFR + 6.16%), 11.58%, due 1/20/2031	886,744 (d)(e)
1,120,000	Carlyle U.S. CLO Ltd., Series 2017-5A, Class D, (3 mo. USD Term SOFR + 5.56%), 10.98%, due 1/20/2030	948,483 (d)(e)
142,000	Carmax Auto Owner Trust, Series 2023-3, Class A2A, 5.72%, due 11/16/2026	141,468
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)		Value
Asset-Backed Securities – cont'd
$2,000,000	CIFC Funding Ltd., Series 2021-3A, Class D, (3 mo. USD Term SOFR + 3.26%), 8.66%, due 7/15/2036	$1,925,413 (d)(e)
370,490	Citigroup Mortgage Loan Trust, Inc., Series 2006-AMC1, Class A2B, (1 mo. USD Term SOFR + 0.43%), 5.76%, due 9/25/2036	309,200 (d)
467,000	Citizens Auto Receivables Trust, Series 2023-1, Class A2A, 6.13%, due 7/15/2026	466,600 (e)
1,500,000	Clover CLO LLC, Series 2020-1A, Class DR, (3 mo. USD Term SOFR + 3.26%), 8.66%, due 4/15/2034	1,443,496 (d)(e)
199,720	CNH Equipment Trust, Series 2021-A, Class A3, 0.40%, due 12/15/2025	193,814
Crown City CLO III
3,000,000	Series 2021-1A, Class C, (3 mo. USD Term SOFR + 3.56%), 8.98%, due 7/20/2034	2,787,526 (d)(e)
3,000,000	Series 2021-1A, Class D, (3 mo. USD Term SOFR + 7.01%), 12.43%, due 7/20/2034	2,686,930 (d)(e)
7,535,000	CyrusOne Data Centers Issuer I LLC, Series 2023-1A, Class A2, 4.30%, due 4/20/2048	6,600,463 (e)
Dell Equipment Finance Trust
103,000	Series 2023-1, Class A2, 5.65%, due 9/22/2028	102,629 (e)
286,000	Series 2023-3, Class A2, 6.10%, due 4/23/2029	285,631 (e)
101,000	DLLAA LLC, Series 2023-1A, Class A2, 5.93%, due 7/20/2026	100,878 (e)
95,337	DLLAD LLC, Series 2023-1A, Class A2, 5.19%, due 4/20/2026	94,727 (e)
241,000	DLLMT LLC, Series 2023-1A, Class A2, 5.78%, due 11/20/2025	239,820 (e)
3,650,000	Dryden 36 Senior Loan Fund, Series 2014-36A, Class ER2, (3 mo. USD Term SOFR + 7.14%), 12.54%, due 4/15/2029	3,298,529 (d)(e)
250,000	Dryden 45 Senior Loan Fund, Series 2016-45A, Class ER, (3 mo. USD Term SOFR + 6.11%), 11.51%, due 10/15/2030	213,788 (d)(e)
Dryden 53 CLO Ltd.
300,000	Series 2017-53A, Class D, (3 mo. USD Term SOFR + 2.66%), 8.06%, due 1/15/2031	278,442 (d)(e)
750,000	Series 2017-53A, Class E, (3 mo. USD Term SOFR + 5.56%), 10.96%, due 1/15/2031	634,181 (d)(e)
2,350,000	Dryden 54 Senior Loan Fund, Series 2017-54A, Class E, (3 mo. USD Term SOFR + 6.46%), 11.86%, due 10/19/2029	2,050,066 (d)(e)
Eaton Vance CLO Ltd.
850,000	Series 2015-1A, Class DR, (3 mo. USD Term SOFR + 2.76%), 8.18%, due 1/20/2030	800,161 (d)(e)
900,000	Series 2015-1A, Class ER, (3 mo. USD Term SOFR + 5.86%), 11.28%, due 1/20/2030	735,541 (d)(e)
750,000	Series 2018-1A, Class E, (3 mo. USD Term SOFR + 6.26%), 11.66%, due 10/15/2030	647,722 (d)(e)
2,500,000	Series 2020-2A, Class AR, (3 mo. USD Term SOFR + 1.41%), 6.81%, due 1/15/2035	2,478,582 (d)(e)
2,000,000	Elmwood CLO X Ltd., Series 2021-3A, Class A, (3 mo. USD Term SOFR + 1.30%), 6.72%, due 10/20/2034	1,990,792 (d)(e)
471,000	Fifth Third Auto Trust, Series 2023-1, Class A2A, 5.80%, due 11/16/2026	470,095
Flatiron CLO Ltd.
700,000	Series 2017-1A, Class ER, (3 mo. USD Term SOFR + 6.16%), 11.53%, due 5/15/2030	668,178 (d)(e)
2,150,000	Series 2018-1A, Class E, (3 mo. USD Term SOFR + 5.41%), 10.81%, due 4/17/2031	1,991,641 (d)(e)
251,810	Ford Credit Auto Lease Trust, Series 2023-A, Class A2A, 5.19%, due 6/15/2025	251,211
2,500,000	Fort Washington CLO Ltd., Series 2019-1A, Class ER, (3 mo. USD Term SOFR + 7.01%), 12.43%, due 10/20/2032	2,053,376 (d)(e)
134,558	Foundation Finance Trust, Series 2019-1A, Class A, 3.86%, due 11/15/2034	133,084 (e)
6,248,000	Frontier Issuer LLC, Series 2023-1, Class A2, 6.60%, due 8/20/2053	5,927,639 (e)
2,225,000	Galaxy XV CLO Ltd., Series 2013-15A, Class ER, (3 mo. USD Term SOFR + 6.91%), 12.30%, due 10/15/2030	1,995,944 (d)(e)
1,000,000	Galaxy XXV CLO Ltd., Series 2018-25A, Class E, (3 mo. USD Term SOFR + 6.21%), 11.59%, due 10/25/2031	887,905 (d)(e)
250,000	Galaxy XXVII CLO Ltd., Series 2018-27A, Class E, (3 mo. USD Term SOFR + 6.04%), 11.41%, due 5/16/2031	228,466 (d)(e)
1,600,000	Galaxy XXVIII CLO Ltd., Series 2018-28A, Class E, (3 mo. USD Term SOFR + 6.26%), 11.66%, due 7/15/2031	1,442,854 (d)(e)
124,000	GECU Auto Receivables Trust, Series 2023-1A, Class A2, 5.95%, due 3/15/2027	123,561 (e)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value
Asset-Backed Securities – cont'd
EUR	45,701	Gedesco Trade Receivables DAC, Series 2020-1, Class A, (1 mo. EUR EURIBOR + 1.15%), 5.01%, due 1/24/2026	$43,520 (d)(i)(j)
	$1,550,000	Generate CLO 2 Ltd., Series 2A, Class DR, (3 mo. USD Term SOFR + 2.86%), 8.27%, due 1/22/2031	1,471,354 (d)(e)
		GM Financial Automobile Leasing Trust
	523,670	Series 2023-1, Class A2A, 5.27%, due 6/20/2025	522,080
	273,802	Series 2023-2, Class A2A, 5.44%, due 10/20/2025	272,832
		GM Financial Consumer Automobile Receivables Trust
	31,052	Series 2022-2, Class A2, 2.52%, due 5/16/2025	30,914
	255,285	Series 2023-1, Class A2A, 5.19%, due 3/16/2026	254,230
	1,000,000	HalseyPoint CLO 4 Ltd., Series 2021-4A, Class E, (3 mo. USD Term SOFR + 6.97%), 12.39%, due 4/20/2034	954,275 (d)(e)
	1,774,003	Hilton Grand Vacations Trust, Series 2022-1D, Class D, 6.79%, due 6/20/2034	1,669,604 (e)
	695,000	Honda Auto Receivables Owner Trust, Series 2023-2, Class A2, 5.41%, due 4/15/2026	691,732
	183,000	HPEFS Equipment Trust, Series 2022-1A, Class B, 1.79%, due 5/21/2029	176,995 (e)
	162,970	Hyundai Auto Lease Securitization Trust, Series 2023-A, Class A2A, 5.20%, due 4/15/2025	162,454 (e)
		Hyundai Auto Receivables Trust
	41,505	Series 2022-A, Class A2A, 1.81%, due 2/18/2025	41,393
	350,264	Series 2022-C, Class A2A, 5.35%, due 11/17/2025	349,329
	216,653	John Deere Owner Trust, Series 2022-C, Class A2, 4.98%, due 8/15/2025	215,877
	1,000,000	Katayma CLO I Ltd., Series 2023-1A, Class A1, (3 mo. USD Term SOFR + 2.00%), 2.00%, due 10/20/2036	999,577 (d)(e)
	4,000,000	KKR CLO 25 Ltd., Series 25, Class DR, (3 mo. USD Term SOFR + 3.66%), 9.06%, due 7/15/2034	3,786,828 (d)(e)
		Kubota Credit Owner Trust
	113,927	Series 2022-1A, Class A2, 2.34%, due 4/15/2025	112,935 (e)
	97,000	Series 2023-2A, Class A2, 5.61%, due 7/15/2026	96,506 (e)
	5,000,000	Madison Park Funding LXII Ltd., Series 2022-62A, Class AR, (3 mo. USD Term SOFR + 1.85%), 7.25%, due 7/17/2036	4,988,640 (d)(e)
		Magnetite XX Ltd.
	250,000	Series 2018-20A, Class D, (3 mo. USD Term SOFR + 2.76%), 8.18%, due 4/20/2031	240,884 (d)(e)
	250,000	Series 2018-20A, Class E, (3 mo. USD Term SOFR + 5.61%), 11.03%, due 4/20/2031	230,382 (d)(e)
	2,000,000	Magnetite XXII Ltd., Series 2019-22A, Class DR, (3 mo. USD Term SOFR + 3.36%), 8.76%, due 4/15/2031	1,938,901 (d)(e)
	8,100,000	Magnetite XXVIII Ltd., Series 2020-28A, Class AR, (3 mo. USD Term SOFR + 1.39%), 6.81%, due 1/20/2035	8,047,373 (d)(e)
	500,000	Marble Point CLO XI Ltd., Series 2017-2A, Class D, (3 mo. USD Term SOFR + 3.06%), 8.46%, due 12/18/2030	432,556 (d)(e)
	425,000	Mercedes-Benz Auto Lease Trust, Series 2023-A, Class A2, 5.24%, due 11/17/2025	423,118
		Mercedes-Benz Auto Receivables Trust
	355,370	Series 2023-1, Class A2, 5.09%, due 1/15/2026	354,006
	540,000	Series 2023-2, Class A2, 5.92%, due 11/16/2026	539,904
	9,436,000	MetroNet Infrastructure Issuer LLC, Series 2022-1A, Class A2, 6.35%, due 10/20/2052	9,015,909 (e)
	109,800	MMAF Equipment Finance LLC, Series 2022-A, Class A2, 2.77%, due 2/13/2025	109,076 (e)
		Morgan Stanley Eaton Vance CLO Ltd.
	2,000,000	Series 2021-1A, Class E, (3 mo. USD Term SOFR + 7.01%), 12.42%, due 10/20/2034	1,729,088 (d)(e)
	1,000,000	Series 2022-16A, Class D1, (3 mo. USD Term SOFR + 3.25%), 8.64%, due 4/15/2035	931,691 (d)(e)
		MVW LLC
	2,284,094	Series 2021-2A, Class B, 1.83%, due 5/20/2039	2,052,030 (e)
	3,497,796	Series 2022-1A, Class B, 4.40%, due 11/21/2039	3,284,065 (e)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)		Value
Asset-Backed Securities – cont'd
Navient Private Education Refi Loan Trust
$4,786,532	Series 2021-EA, Class A, 0.97%, due 12/16/2069	$3,996,876 (e)
13,716,259	Series 2021-FA, Class A, 1.11%, due 2/18/2070	11,316,863 (e)
6,223,456	Series 2021-GA, Class A, 1.58%, due 4/15/2070	5,229,696 (e)
Nissan Auto Lease Trust
1,207,793	Series 2023-A, Class A2A, 5.10%, due 3/17/2025	1,203,488
174,000	Series 2023-B, Class A2A, 5.74%, due 8/15/2025	173,801
610,000	Nissan Auto Receivables Owner Trust, Series 2023-A, Class A2A, 5.34%, due 2/17/2026	607,623
OCP CLO Ltd.
2,000,000	Series 2017-13A, Class DR, (3 mo. USD Term SOFR + 6.76%), 12.16%, due 7/15/2030	1,872,118 (d)(e)
3,800,000	Series 2017-14A, Class C, (3 mo. USD Term SOFR + 2.86%), 8.24%, due 11/20/2030	3,671,769 (d)(e)
1,800,000	Series 2017-14A, Class D, (3 mo. USD Term SOFR + 6.06%), 11.44%, due 11/20/2030	1,655,800 (d)(e)
1,550,000	Series 2020-19A, Class ER, (3 mo. USD Term SOFR + 6.76%), 12.18%, due 10/20/2034	1,406,641 (d)(e)
1,250,000	OHA Credit Funding 3 Ltd., Series 2019-3A, Class DR, (3 mo. USD Term SOFR + 3.16%), 8.58%, due 7/2/2035	1,205,132 (d)(e)
3,450,000	OHA Credit Funding 4 Ltd., Series 2019-4A, Class AR, (3 mo. USD Term SOFR + 1.41%), 6.82%, due 10/22/2036	3,420,313 (d)(e)
2,500,000	OHA Credit Funding 6 Ltd., Series 2020-6A, Class DR, (3 mo. USD Term SOFR + 3.41%), 8.83%, due 7/20/2034	2,484,575 (d)(e)
750,000	OHA Credit Partners XV Ltd., Series 2017-15A, Class D, (3 mo. USD Term SOFR + 2.71%), 8.13%, due 1/20/2030	713,737 (d)(e)
2,501,000	OHA Loan Funding Ltd., Series 2015-1A, Class AR3, (3 mo. USD Term SOFR + 1.41%), 6.81%, due 1/19/2037	2,482,308 (d)(e)
7,274,000	OneMain Financial Issuance Trust, Series 2022-2A, Class A, 4.89%, due 10/14/2034	7,102,929 (e)
Palmer Square CLO Ltd.
700,000	Series 2014-1A, Class DR2, (3 mo. USD Term SOFR + 5.96%), 11.36%, due 1/17/2031	648,254 (d)(e)
1,600,000	Series 2018-1A, Class D, (3 mo. USD Term SOFR + 5.41%), 10.81%, due 4/18/2031	1,469,517 (d)(e)
3,500,000	Series 2015-1A, Class DR4, (3 mo. USD Term SOFR + 6.76%), 12.14%, due 5/21/2034	3,325,199 (d)(e)
2,000,000	Parallel Ltd., Series 2020-1A, Class DR, (3 mo. USD Term SOFR + 6.76%), 12.18%, due 7/20/2034	1,800,389 (d)(e)
570,000	PFS Financing Corp., Series 2021-A, Class A, 0.71%, due 4/15/2026	555,783 (e)
214,876	Porsche Financial Auto Securitization Trust, Series 2023-1A, Class A2, 5.42%, due 12/22/2026	214,035 (e)
300,000	PPM CLO 3 Ltd., Series 2019-3A, Class DR, (3 mo. USD Term SOFR + 3.36%), 8.76%, due 4/17/2034	287,922 (d)(e)
4,855,000	Prestige Auto Receivables Trust, Series 2021-1A, Class D, 2.08%, due 2/15/2028	4,380,632 (e)
1,000,000	Riserva CLO Ltd., Series 2016-3A, Class ERR, (3 mo. USD Term SOFR + 6.76%), 12.16%, due 1/18/2034	906,310 (d)(e)
2,500,000	RRX 5 Ltd., Series 2021-5A, Class D, (3 mo. USD Term SOFR + 6.59%), 11.99%, due 7/15/2034	2,305,927 (d)(e)
1,000,000	RRX 6 Ltd., Series 2021-6A, Class D, (3 mo. USD Term SOFR + 6.62%), 12.02%, due 1/15/2037	916,386 (d)(e)
Sandstone Peak Ltd.
1,500,000	Series 2021-1A, Class D, (3 mo. USD Term SOFR + 3.81%), 9.21%, due 10/15/2034	1,437,102 (d)(e)
1,000,000	Series 2021-1A, Class E, (3 mo. USD Term SOFR + 7.06%), 12.46%, due 10/15/2034	906,438 (d)(e)
Santander Retail Auto Lease Trust
131,247	Series 2021-B, Class A3, 0.51%, due 8/20/2024	130,772 (e)
25,270	Series 2022-B, Class A2, 2.84%, due 5/20/2025	25,143 (e)
222,000	SBNA Auto Lease Trust, Series 2023-A, Class A2, 6.27%, due 4/20/2026	222,060 (e)
74,121	Securitized Asset-Backed Receivables LLC Trust, Series 2004-DO1, Class M1, (1 mo. USD Term SOFR + 1.09%), 6.41%, due 7/25/2034	77,210 (d)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)		Value
Asset-Backed Securities – cont'd
Sierra Timeshare Receivables Funding LLC
$822,689	Series 2019-3A, Class D, 4.18%, due 8/20/2036	$774,875 (e)
415,519	Series 2021-2A, Class C, 1.95%, due 9/20/2038	379,981 (e)
2,034,370	Series 2021-2A, Class D, 3.23%, due 9/20/2038	1,836,120 (e)
2,302,463	Series 2022-1A, Class D, 6.00%, due 10/20/2038	2,163,078 (e)
1,344,859	Series 2023-1A, Class C, 7.00%, due 1/20/2040	1,336,254 (e)
1,435,062	Series 2023-2A, Class C, 7.30%, due 4/20/2040	1,435,857 (e)
2,411,425	Series 2023-2A, Class D, 9.72%, due 4/20/2040	2,419,094 (e)
720,000	Series 2023-3A, Class C, 7.12%, due 9/20/2040	718,725 (e)
3,250,000	Signal Peak CLO 7 Ltd., Series 2019-1A, Class D, (3 mo. USD Term SOFR + 4.11%), 9.50%, due 4/30/2032	3,122,423 (d)(e)
3,244,462	Sixth Street CLO XIX Ltd., Series 2021-19A, Class A, (3 mo. USD Term SOFR + 1.36%), 6.78%, due 7/20/2034	3,202,596 (d)(e)
1,597,000	SoFi Professional Loan Program LLC, Series 2020-A, Class BFX, 3.12%, due 5/15/2046	1,209,929 (e)
11,287,943	Taco Bell Funding LLC, Series 2021-1A, Class A2I, 1.95%, due 8/25/2051	9,728,231 (e)
187,000	Tesla Auto Lease Trust, Series 2023-B, Class A2, 6.02%, due 9/22/2025	186,808 (e)
6,900,000	Texas Debt Capital CLO Ltd., Series 2023-1A, Class A, (3 mo. USD Term SOFR + 1.80%), 7.22%, due 4/20/2036	6,893,422 (d)(e)
1,150,000	TICP CLO V Ltd., Series 2016-5A, Class ER, (3 mo. USD Term SOFR + 6.01%), 11.41%, due 7/17/2031	1,013,895 (d)(e)
1,000,000	TICP CLO X Ltd., Series 2018-10A, Class E, (3 mo. USD Term SOFR + 5.76%), 11.18%, due 4/20/2031	927,356 (d)(e)
5,000,000	TICP CLO XV Ltd., Series 2020-15A, Class A, (3 mo. USD Term SOFR + 1.54%), 6.96%, due 4/20/2033	4,989,070 (d)(e)
Toyota Auto Receivables Owner Trust
36,261	Series 2022-B, Class A2A, 2.35%, due 1/15/2025	36,141
185,991	Series 2023-A, Class A2, 5.05%, due 1/15/2026	185,220
234,910	Series 2022-D, Class A2A, 5.27%, due 1/15/2026	234,171
183,000	Series 2023-B, Class A2A, 5.28%, due 5/15/2026	182,121
1,300,000	TRESTLES CLO II Ltd., Series 2018-2A, Class D, (3 mo. USD Term SOFR + 6.01%), 11.39%, due 7/25/2031	1,152,177 (d)(e)
1,200,000	TRESTLES CLO Ltd., Series 2017-1A, Class DR, (3 mo. USD Term SOFR + 6.51%), 11.89%, due 4/25/2032	1,139,297 (d)(e)
1,500,000	Trinitas CLO XVI Ltd., Series 2021-16A, Class D, (3 mo. USD Term SOFR + 3.56%), 8.98%, due 7/20/2034	1,414,569 (d)(e)
3,000,000	Trinitas CLO XXIII Ltd., Series 2023-23A, Class A, (3 mo. USD Term SOFR + 1.80%), 7.14%, due 10/20/2036	2,997,997 (d)(e)
2,500,000	Verde CLO Ltd., Series 2019-1A, Class DR, (3 mo. USD Term SOFR + 3.51%), 8.91%, due 4/15/2032	2,400,684 (d)(e)
337,000	Verizon Master Trust, Series 2022-7, Class A1B, (30 day USD SOFR Average + 0.85%), 6.17%, due 11/22/2027	337,374 (d)
Volkswagen Auto Lease Trust
42,874	Series 2022-A, Class A2, 3.02%, due 10/21/2024	42,766
535,000	Series 2023-A, Class A2A, 5.87%, due 1/20/2026	534,279
250,000	Voya CLO Ltd., Series 2018-3A, Class E, (3 mo. USD Term SOFR + 6.01%), 11.41%, due 10/15/2031	213,999 (d)(e)
1,500,000	Whitebox CLO III Ltd., Series 2021-3A, Class E, (3 mo. USD Term SOFR + 7.11%), 12.51%, due 10/15/2034	1,440,745 (d)(e)
World Omni Auto Receivables Trust
193	Series 2022-A, Class A2, 1.15%, due 4/15/2025	192
65,448	Series 2022-B, Class A2A, 2.77%, due 10/15/2025	65,029
468,538	Series 2023-A, Class A2A, 5.18%, due 7/15/2026	466,310
479,564	Series 2023-B, Class A2A, 5.25%, due 11/16/2026	477,261
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value
Asset-Backed Securities – cont'd
	$25,920	World Omni Automobile Lease Securitization Trust, Series 2022-A, Class A2, 2.63%, due 10/15/2024	$25,888
Total Asset-Backed Securities (Cost $284,971,504)			270,576,496

Corporate Bonds 28.3%
Advertising 0.0%(k)
	520,000	Summer BC Bidco B LLC, 5.50%, due 10/31/2026	452,842 (e)
EUR	475,000	Summer BC Holdco B SARL, 5.75%, due 10/31/2026	453,477 (j)
			906,319
Aerospace & Defense 0.9%
	$12,395,000	Boeing Co., 5.81%, due 5/1/2050	10,670,864 (l)
		L3Harris Technologies, Inc.
	1,905,000	5.40%, due 1/15/2027	1,870,874
	3,810,000	5.40%, due 7/31/2033	3,560,167
	3,055,000	5.60%, due 7/31/2053	2,699,627
	4,475,000	Lockheed Martin Corp., 5.70%, due 11/15/2054	4,190,666
GBP	1,000,000	Rolls-Royce PLC, 5.75%, due 10/15/2027	1,146,180 (j)
		TransDigm, Inc.
	$790,000	6.25%, due 3/15/2026	771,403 (e)
	880,000	7.50%, due 3/15/2027	878,923
	2,195,000	5.50%, due 11/15/2027	2,043,445
	1,445,000	6.75%, due 8/15/2028	1,403,071 (e)
	365,000	4.63%, due 1/15/2029	314,718
			29,549,938
Agriculture 0.3%
	1,015,000	MHP SE, 7.75%, due 5/10/2024	933,800 (e)
	10,830,000	Philip Morris International, Inc., 5.38%, due 2/15/2033	10,005,804
			10,939,604
Airlines 0.5%
	895,000	American Airlines, Inc., 7.25%, due 2/15/2028	832,191 (e)
		American Airlines, Inc./AAdvantage Loyalty IP Ltd.
	2,970,833	5.50%, due 4/20/2026	2,888,983 (e)
	3,630,000	5.75%, due 4/20/2029	3,274,459 (e)
		Deutsche Lufthansa AG
EUR	1,100,000	3.00%, due 5/29/2026	1,102,536 (j)
EUR	500,000	3.75%, due 2/11/2028	491,752 (j)
EUR	900,000	International Consolidated Airlines Group SA, 3.75%, due 3/25/2029	838,484 (j)
		Latam Airlines Group SA
	$845,000	13.38%, due 10/15/2027	903,809 (e)
	730,000	13.38%, due 10/15/2029	786,762 (e)
	1,715,000	United Airlines, Inc., 4.38%, due 4/15/2026	1,590,859 (e)
		VistaJet Malta Finance PLC/Vista Management Holding, Inc.
	1,820,000	7.88%, due 5/1/2027	1,399,725 (e)
	785,000	9.50%, due 6/1/2028	601,445 (e)
	1,495,000	6.38%, due 2/1/2030	997,004 (e)
			15,708,009
Apparel 0.0%(k)
EUR	455,000	BK LC Lux Finco1 SARL, 5.25%, due 4/30/2029	453,254 (j)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Apparel – cont'd
EUR	247,000	PrestigeBidCo GmbH, (3 mo. EUR EURIBOR + 6.00%), 9.97%, due 7/15/2027	$262,004 (d)(j)
			715,258
Auto Manufacturers 0.6%
		Ford Motor Co.
	$935,000	9.63%, due 4/22/2030	1,042,579
	715,000	3.25%, due 2/12/2032	539,646
	1,470,000	4.75%, due 1/15/2043	1,021,109
	3,185,000	5.29%, due 12/8/2046	2,313,915
		Ford Motor Credit Co. LLC
	740,000	3.38%, due 11/13/2025	690,570
	170,000	4.39%, due 1/8/2026	161,143
	1,690,000	6.95%, due 3/6/2026	1,692,917
	1,270,000	6.95%, due 6/10/2026	1,273,175
EUR	1,670,000	4.87%, due 8/3/2027	1,759,365
	$925,000	7.35%, due 11/4/2027	936,260
	400,000	6.80%, due 5/12/2028	398,857
	685,000	2.90%, due 2/10/2029	560,166
	845,000	7.20%, due 6/10/2030	844,425
		General Motors Financial Co., Inc.
	415,000	1.05%, due 3/8/2024	407,627
	500,000	1.20%, due 10/15/2024	476,213
	200,000	Hyundai Capital America, 5.50%, due 3/30/2026	196,733 (e)
		Jaguar Land Rover Automotive PLC
	1,170,000	7.75%, due 10/15/2025	1,170,787 (e)
EUR	1,100,000	4.50%, due 7/15/2028	1,057,738 (j)
		Toyota Motor Credit Corp.
	$755,000	(Secured Overnight Financing Rate Index + 0.65%), 5.99%, due 12/29/2023	755,470 (d)
	500,000	(Secured Overnight Financing Rate + 0.62%), 5.96%, due 3/22/2024	500,210 (d)
	1,055,000	Volkswagen Group of America Finance LLC, (Secured Overnight Financing Rate + 0.95%), 6.29%, due 6/7/2024	1,056,990 (d)(e)
			18,855,895
Auto Parts & Equipment 0.4%
EUR	1,795,000	Clarios Global LP/Clarios U.S. Finance Co., 4.38%, due 5/15/2026	1,816,234 (j)
EUR	628,000	Dana Financing Luxembourg SARL, 8.50%, due 7/15/2031	677,255 (j)
		Forvia SE
EUR	300,000	2.63%, due 6/15/2025	306,012 (j)
EUR	300,000	3.13%, due 6/15/2026	298,384 (j)
EUR	380,000	2.38%, due 6/15/2027	357,890 (j)
EUR	180,000	3.75%, due 6/15/2028	173,070 (j)
		Goodyear Tire & Rubber Co.
	$925,000	5.00%, due 5/31/2026	874,872
	2,265,000	5.00%, due 7/15/2029	1,947,952
		IHO Verwaltungs GmbH
EUR	250,000	3.75% Cash/4.50% PIK, due 9/15/2026	248,428 (j)(m)
EUR	1,070,000	3.88% Cash/4.63% PIK, due 5/15/2027	1,018,950 (j)(m)
EUR	1,500,000	Schaeffler AG, 3.38%, due 10/12/2028	1,437,485 (j)
EUR	597,000	TI Automotive Finance PLC, 3.75%, due 4/15/2029	524,305 (j)
EUR	600,000	Valeo SE, 5.38%, due 5/28/2027	629,222 (j)
EUR	1,500,000	ZF Europe Finance BV, 3.00%, due 10/23/2029	1,328,861 (j)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Auto Parts & Equipment – cont'd
	$2,055,000	ZF North America Capital, Inc., 6.88%, due 4/14/2028	$1,991,393 (e)
13,630,313
Banks 6.1%
	5,800,000	ABN AMRO Bank NV, 3.32%, due 3/13/2037	4,129,894 (e)(n)
EUR	300,000	AMCO - Asset Management Co. SpA, 0.75%, due 4/20/2028	263,753 (j)
	$1,600,000	Banco Bilbao Vizcaya Argentaria SA, 6.50%, due 3/5/2025	1,507,389 (n)(o)
Banco Bradesco SA
	200,000	3.20%, due 1/27/2025	191,715 (e)
	256,000	4.38%, due 3/18/2027	241,336 (e)
	200,000	Banco de Bogota SA, 6.25%, due 5/12/2026	188,665 (j)
	90,000	Banco de Credito del Peru SA, 2.70%, due 1/11/2025	86,199 (e)
	1,900,000	Banco do Brasil SA, 6.25%, due 4/15/2024	1,821,006 (j)(n)(o)
	200,000	Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa, 4.13%, due 6/6/2024	196,617 (j)
	150,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.38%, due 4/17/2025	147,269 (e)
Banco Santander SA
	2,600,000	7.50%, due 2/8/2024	2,519,327 (j)(n)(o)
	5,200,000	5.15%, due 8/18/2025	5,065,471
	211,000	Banco Votorantim SA, 4.50%, due 9/24/2024	206,537 (e)
	200,000	Bangkok Bank PCL, 4.30%, due 6/15/2027	189,419 (e)
	200,000	Bank Negara Indonesia Persero Tbk. PT, 3.75%, due 3/30/2026	183,990 (j)
Bank of America Corp.
	508,000	4.30%, due 1/28/2025	456,450 (n)(o)
	2,900,000	6.10%, due 3/17/2025	2,796,104 (n)(o)
	1,450,000	(Secured Overnight Financing Rate + 1.10%), 6.45%, due 4/25/2025	1,452,040 (d)
	3,265,000	4.38%, due 1/27/2027	2,635,185 (n)(o)
	6,735,000	4.95%, due 7/22/2028	6,400,545 (n)
	7,380,000	2.97%, due 2/4/2033	5,656,282 (n)
Bank of New York Mellon Corp.
	260,000	(Secured Overnight Financing Rate + 0.20%), 5.55%, due 10/25/2024	258,832 (d)
	495,000	3.70%, due 3/20/2026	425,826 (n)(o)
	6,675,000	3.75%, due 12/20/2026	5,166,491 (n)(o)
EUR	100,000	Bank of New Zealand, 2.55%, due 6/29/2027	101,262 (j)
EUR	200,000	Banque Federative du Credit Mutuel SA, (10 yr. EURIBOR ICE Swap + 0.10%, Cap 8.00%, Floor 0.00%), 3.21%, due 2/25/2024	164,111 (d)(o)
EUR	140,000	Barclays Bank PLC, (3 mo. EUR EURIBOR + 0.71%), 4.56%, due 12/15/2023	131,112 (d)(j)(o)
Barclays PLC
	$3,550,000	4.38%, due 3/15/2028	2,426,314 (n)(o)
	2,065,000	8.00%, due 3/15/2029	1,826,493 (n)(o)
	200,000	BBK BSC, 5.50%, due 7/9/2024	196,386 (j)
BNP Paribas SA
	4,840,000	4.63%, due 1/12/2027	3,816,603 (e)(n)(o)
	690,000	9.25%, due 11/17/2027	701,377 (e)(n)(o)
	655,000	4.50%, due 2/25/2030	444,730 (e)(n)(o)
	1,965,000	4.63%, due 2/25/2031	1,362,675 (e)(n)(o)
	3,200,000	BPCE SA, 3.65%, due 1/14/2037	2,387,847 (e)(n)
EUR	200,000	Cie de Financement Foncier SA, 2.00%, due 5/7/2024	209,477 (j)
	$535,000	Citibank NA, 3.65%, due 1/23/2024	532,149
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Banks – cont'd
Citigroup, Inc.
	$675,000	5.00%, due 9/12/2024	$638,828 (n)(o)
	440,000	4.70%, due 1/30/2025	393,426 (n)(o)
	343,000	(Secured Overnight Financing Rate + 1.37%), 6.71%, due 5/24/2025	343,897 (d)
	245,000	4.00%, due 12/10/2025	210,353 (n)(o)
	520,000	(Secured Overnight Financing Rate + 1.53%), 6.87%, due 3/17/2026	521,952 (d)
	3,140,000	4.15%, due 11/15/2026	2,444,850 (n)(o)
	3,020,000	7.38%, due 5/15/2028	2,880,414 (n)(o)
Citizens Financial Group, Inc.
	2,400,000	(3 mo. USD Term SOFR + 3.26%), 8.69%, due 1/6/2024	2,039,579 (d)(o)
	1,203,000	6.38%, due 4/6/2024	978,222 (n)(o)
	800,000	Commerzbank AG, 7.00%, due 4/9/2025	720,000 (j)(n)(o)
EUR	200,000	Commonwealth Bank of Australia, 0.75%, due 2/28/2028	187,026 (j)
	$200,000	DBS Group Holdings Ltd., 5.48%, due 9/12/2025	200,139 (e)
	200,000	Development Bank of Kazakhstan JSC, 5.75%, due 5/12/2025	198,200 (e)
EUR	200,000	Dexia Credit Local SA, 0.63%, due 1/17/2026	198,712 (j)
	$200,000	DIB Sukuk Ltd., 2.95%, due 1/16/2026	186,900 (j)
	200,000	Emirates Development Bank PJSC, 3.52%, due 3/6/2024	197,456 (j)
	2,035,000	Emirates NBD Bank PJSC, 6.13%, due 3/20/2025	1,984,125 (j)(n)(o)
EUR	200,000	Federation des Caisses Desjardins du Quebec, 3.25%, due 4/18/2028	207,580 (j)
	$1,793,000	Fifth Third Bancorp, (3 mo. USD Term SOFR + 3.29%), 8.69%, due 12/1/2023	1,617,062 (d)(o)
Goldman Sachs Group, Inc.
	1,570,000	(3 mo. USD Term SOFR + 1.86%), 7.27%, due 11/29/2023	1,571,288 (d)
	259,000	5.50%, due 8/10/2024	252,557 (n)(o)
	736,000	4.95%, due 2/10/2025	677,820 (n)(o)
	405,000	3.80%, due 5/10/2026	316,505 (n)(o)
	1,060,000	3.65%, due 8/10/2026	821,448 (n)(o)
	1,345,000	4.13%, due 11/10/2026	1,065,664 (n)(o)
	1,400,000	Grupo Aval Ltd., 4.38%, due 2/4/2030	1,032,882 (e)
	200,000	Hana Bank, 3.25%, due 3/30/2027	184,563 (e)
HSBC Holdings PLC
	1,510,000	4.00%, due 3/9/2026	1,251,204 (n)(o)
	6,980,000	6.00%, due 5/22/2027	6,079,335 (n)(o)
	1,555,000	8.00%, due 3/7/2028	1,525,844 (n)(o)
	1,170,000	4.70%, due 3/9/2031	840,587 (n)(o)
Huntington Bancshares, Inc.
	1,643,000	(3 mo. USD Term SOFR + 3.14%), 8.54%, due 1/15/2024	1,377,971 (d)(o)
	230,000	4.45%, due 10/15/2027	171,634 (n)(o)
	523,000	5.63%, due 7/15/2030	406,712 (n)(o)
ING Groep NV
	803,000	6.50%, due 4/16/2025	751,327 (n)(o)
	2,895,000	5.75%, due 11/16/2026	2,546,283 (n)(o)
	4,892,000	3.88%, due 5/16/2027	3,414,305 (n)(o)
EUR	200,000	0.25%, due 2/18/2029	176,153 (j)(n)
Intesa Sanpaolo SpA
	$4,690,000	8.25%, due 11/21/2033	4,575,569 (e)(n)
	2,785,000	7.78%, due 6/20/2054	2,414,904 (e)(n)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Banks – cont'd
JPMorgan Chase & Co.
	$441,000	(3 mo. USD Term SOFR + 2.84%), 8.22%, due 2/1/2024	$440,091 (d)(o)
	731,000	5.00%, due 8/1/2024	707,398 (n)(o)
	260,000	4.60%, due 2/1/2025	242,233 (n)(o)
	1,496,000	(Secured Overnight Financing Rate + 0.58%), 5.92%, due 6/23/2025	1,490,787 (d)
	710,000	3.65%, due 6/1/2026	615,906 (n)(o)
	7,500,000	2.18%, due 6/1/2028	6,519,705 (n)
Kreditanstalt fuer Wiederaufbau
EUR	224,000	0.00%, due 6/15/2026	218,102 (j)
EUR	82,000	1.25%, due 6/30/2027	80,997 (j)
EUR	39,000	0.75%, due 1/15/2029	36,412 (j)
EUR	124,000	0.00%, due 9/15/2031	101,620 (j)
Lloyds Banking Group PLC
	$1,345,000	7.50%, due 6/27/2024	1,310,799 (n)(o)
	1,055,000	7.50%, due 9/27/2025	978,829 (n)(o)
	2,185,000	8.00%, due 9/27/2029	1,918,664 (n)(o)
M&T Bank Corp.
	665,000	5.00%, due 8/1/2024	528,675 (n)(o)
	3,685,000	3.50%, due 9/1/2026	2,464,187 (n)(o)
	200,000	Mashreqbank PSC, 4.25%, due 2/26/2024	198,000 (j)
Morgan Stanley
	1,609,000	(Secured Overnight Financing Rate + 0.63%), 5.97%, due 1/24/2025	1,604,994 (d)
	6,270,000	5.25%, due 4/21/2034	5,649,329 (n)
	10,265,000	2.48%, due 9/16/2036	7,261,611 (n)
	3,835,000	5.95%, due 1/19/2038	3,477,475 (n)
EUR	200,000	National Australia Bank Ltd., 2.35%, due 8/30/2029	195,733 (j)
EUR	200,000	Nationale-Nederlanden Bank NV, 1.00%, due 9/25/2028	187,831 (j)
NatWest Group PLC
	$1,020,000	6.00%, due 12/29/2025	934,431 (n)(o)
	3,215,000	4.60%, due 6/28/2031	2,073,926 (n)(o)
	12,710,000	3.03%, due 11/28/2035	9,311,555 (n)
	3,400,000	Nordea Bank Abp, 3.75%, due 3/1/2029	2,435,136 (e)(n)(o)
	200,000	Philippine National Bank, 3.28%, due 9/27/2024	193,600 (j)
PNC Financial Services Group, Inc.
	7,168,000	3.40%, due 9/15/2026	5,157,673 (n)(o)
	1,625,000	6.25%, due 3/15/2030	1,337,376 (n)(o)
	1,105,000	Royal Bank of Canada, (Secured Overnight Financing Rate Index + 0.44%), 5.78%, due 1/21/2025	1,100,291 (d)
	3,400,000	Skandinaviska Enskilda Banken AB, 5.13%, due 5/13/2025	3,204,807 (j)(n)(o)
	1,110,000	Societe Generale SA, 4.75%, due 5/26/2026	889,955 (e)(n)(o)
Standard Chartered PLC
	200,000	6.19%, due 7/6/2027	198,209 (e)(n)
	2,030,000	4.30%, due 8/19/2028	1,420,535 (e)(n)(o)
	1,040,000	Truist Bank, (Secured Overnight Financing Rate + 0.20%), 5.54%, due 1/17/2024	1,038,325 (d)
Truist Financial Corp.
	405,000	4.95%, due 9/1/2025	367,310 (n)(o)
	355,000	5.10%, due 3/1/2030	284,313 (n)(o)
	5,530,000	5.87%, due 6/8/2034	5,030,645 (n)
	280,000	Turkiye Vakiflar Bankasi TAO, 9.00%, due 10/12/2028	278,600 (e)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Banks – cont'd
		U.S. Bancorp
	$965,000	2.40%, due 7/30/2024	$938,038
	4,975,000	3.70%, due 1/15/2027	3,492,625 (n)(o)
		UBS Group AG
	3,551,000	6.88%, due 8/7/2025	3,340,923 (j)(n)(o)
EUR	100,000	(3 mo. EUR EURIBOR + 1.00%), 4.97%, due 1/16/2026	105,598 (d)(j)
EUR	100,000	2.13%, due 10/13/2026	100,640 (j)(n)
	$795,000	4.88%, due 2/12/2027	653,787 (e)(n)(o)
	6,895,000	4.70%, due 8/5/2027	6,568,650 (e)(n)
	420,000	4.38%, due 2/10/2031	291,587 (e)(n)(o)
		UniCredit SpA
	299,000	8.00%, due 6/3/2024	294,515 (j)(n)(o)
EUR	250,000	3.88%, due 6/3/2027	195,418 (j)(n)(o)
		Wells Fargo & Co.
	$1,375,000	3.75%, due 1/24/2024	1,367,108
	1,410,000	3.90%, due 3/15/2026	1,221,286 (n)(o)
	2,195,000	7.63%, due 9/15/2028	2,197,847 (n)(o)
		Westpac Banking Corp.
EUR	200,000	0.38%, due 4/2/2026	195,283 (j)
	$7,110,000	3.02%, due 11/18/2036	5,114,205 (n)
	200,000	Yapi ve Kredi Bankasi AS, 9.25%, due 10/16/2028	200,936 (e)
			201,854,665
Beverages 0.4%
	7,005,000	Constellation Brands, Inc., 2.25%, due 8/1/2031	5,323,170
	8,160,000	Molson Coors Beverage Co., 4.20%, due 7/15/2046	5,786,496
	725,000	PepsiCo, Inc., (Secured Overnight Financing Rate Index + 0.40%), 5.74%, due 2/13/2026	728,107 (d)
			11,837,773
Biotechnology 0.4%
		Amgen, Inc.
	875,000	3.63%, due 5/22/2024	864,066
	5,510,000	2.77%, due 9/1/2053	2,878,696
	6,420,000	5.75%, due 3/2/2063	5,560,487
		Gilead Sciences, Inc.
	1,920,000	5.25%, due 10/15/2033	1,818,761
	1,920,000	5.55%, due 10/15/2053	1,734,363
			12,856,373
Building Materials 0.4%
		Builders FirstSource, Inc.
	680,000	4.25%, due 2/1/2032	541,183 (e)
	677,000	6.38%, due 6/15/2032	619,638 (e)
	1,845,000	Camelot Return Merger Sub, Inc., 8.75%, due 8/1/2028	1,722,732 (e)
	3,000,000	Cemex SAB de CV, 9.13%, due 3/14/2028	3,075,405 (e)(n)(o)
	975,000	Cornerstone Building Brands, Inc., 6.13%, due 1/15/2029	712,824 (e)
	730,000	Emerald Debt Merger Sub LLC, 6.63%, due 12/15/2030	694,412 (e)
	1,795,000	Jeld-Wen, Inc., 4.88%, due 12/15/2027	1,521,520 (e)
	1,830,000	Masonite International Corp., 3.50%, due 2/15/2030	1,449,036 (e)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Building Materials – cont'd
		Standard Industries, Inc.
	$1,655,000	4.38%, due 7/15/2030	$1,352,172 (e)
	1,260,000	3.38%, due 1/15/2031	953,463 (e)
			12,642,385
Chemicals 0.6%
	1,280,000	Avient Corp., 7.13%, due 8/1/2030	1,231,477 (e)
	1,205,000	HB Fuller Co., 4.25%, due 10/15/2028	1,043,916
		INEOS Finance PLC
EUR	1,595,000	3.38%, due 3/31/2026	1,590,259 (j)
EUR	280,000	2.88%, due 5/1/2026	276,403 (j)
	$2,985,000	6.75%, due 5/15/2028	2,787,200 (e)
EUR	2,505,000	INEOS Quattro Finance 1 PLC, 3.75%, due 7/15/2026	2,364,943 (j)
	$2,365,000	INEOS Quattro Finance 2 PLC, 3.38%, due 1/15/2026	2,258,575 (e)
EUR	815,000	Kronos International, Inc., 3.75%, due 9/15/2025	776,203 (j)
EUR	300,000	Lune Holdings SARL, 5.63%, due 11/15/2028	258,258 (j)
	$200,000	MEGlobal Canada ULC, 5.00%, due 5/18/2025	194,500 (e)
		Olympus Water U.S. Holding Corp.
EUR	525,000	3.88%, due 10/1/2028	453,955 (j)
	$1,055,000	4.25%, due 10/1/2028	841,827 (e)
EUR	257,000	9.63%, due 11/15/2028	269,620 (j)
	$1,575,000	9.75%, due 11/15/2028	1,538,304 (e)
	200,000	Orbia Advance Corp. SAB de CV, 1.88%, due 5/11/2026	177,824 (j)
	200,000	Sasol Financing USA LLC, 5.88%, due 3/27/2024	198,074
EUR	535,000	Synthomer PLC, 3.88%, due 7/1/2025	546,211 (j)
	$2,015,000	Tronox, Inc., 4.63%, due 3/15/2029	1,587,281 (e)
	895,000	WR Grace Holdings LLC, 5.63%, due 8/15/2029	693,625 (e)
			19,088,455
Commercial Services 0.8%
		AA Bond Co. Ltd.
GBP	335,000	6.50%, due 1/31/2026	365,920 (e)
GBP	350,000	6.50%, due 1/31/2026	382,305 (j)
	$1,257,000	ADT Security Corp., 4.88%, due 7/15/2032	1,051,493 (e)
	1,080,000	Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL, 4.63%, due 6/1/2028	879,878 (e)
	2,285,000	APX Group, Inc., 5.75%, due 7/15/2029	1,899,666 (e)
	1,685,000	ASGN, Inc., 4.63%, due 5/15/2028	1,492,042 (e)
EUR	630,000	Avis Budget Finance PLC, 7.25%, due 7/31/2030	650,842 (j)
GBP	721,000	BCP V Modular Services Finance II PLC, 6.13%, due 11/30/2028	705,392 (j)
	$200,000	Bidvest Group U.K. PLC, 3.63%, due 9/23/2026	177,500 (e)
	200,000	CK Hutchison International 23 Ltd., 4.75%, due 4/21/2028	191,980 (e)
	247,000	CMHI Finance BVI Co. Ltd., 4.00%, due 6/1/2027	233,763 (j)
	595,000	Garda World Security Corp., 7.75%, due 2/15/2028	572,200 (e)
	2,055,000	Georgetown University, 2.94%, due 4/1/2050	1,202,398
EUR	300,000	Global Payments, Inc., 4.88%, due 3/17/2031	309,800
	$1,330,000	GTCR W-2 Merger Sub LLC, 7.50%, due 1/15/2031	1,313,175 (e)
		Kapla Holding SAS
EUR	500,000	3.38%, due 12/15/2026	467,880 (j)
EUR	300,000	(3 mo. EUR EURIBOR + 5.50%), 9.47%, due 7/15/2027	319,038 (d)(j)
	$200,000	Korea Expressway Corp., 1.13%, due 5/17/2026	178,752 (e)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Commercial Services – cont'd
		Loxam SAS
EUR	300,000	3.25%, due 1/14/2025	$309,867 (j)
EUR	892,000	5.75%, due 7/15/2027	861,241 (j)
EUR	525,000	Multiversity SRL, (3 mo. EUR EURIBOR + 4.25%), 8.20%, due 10/30/2028	549,948 (d)(j)
	$1,210,000	Neptune Bidco U.S., Inc., 9.29%, due 4/15/2029	1,067,884 (e)
		Prime Security Services Borrower LLC/Prime Finance, Inc.
	1,089,000	5.25%, due 4/15/2024	1,082,108 (e)
	1,640,000	5.75%, due 4/15/2026	1,590,977 (e)
	1,430,000	6.25%, due 1/15/2028	1,326,043 (e)
EUR	635,000	Q-Park Holding I BV, 1.50%, due 3/1/2025	647,537 (j)
GBP	360,000	RAC Bond Co. PLC, 5.25%, due 11/4/2027	361,042 (j)
EUR	996,131	Techem Verwaltungsgesellschaft 674 GmbH, 6.00%, due 7/30/2026	1,018,170 (j)
EUR	450,000	Techem Verwaltungsgesellschaft 675 GmbH, 2.00%, due 7/15/2025	457,446 (j)
		United Rentals North America, Inc.
	$1,500,000	5.25%, due 1/15/2030	1,369,701
	1,155,000	3.75%, due 1/15/2032	918,350
		Verisure Holding AB
EUR	1,600,000	3.88%, due 7/15/2026	1,600,356 (j)
EUR	250,000	3.25%, due 2/15/2027	238,976 (j)
			25,793,670
Computers 0.2%
	$6,290,000	Apple, Inc., 2.85%, due 8/5/2061	3,496,587
	1,900,000	McAfee Corp., 7.38%, due 2/15/2030	1,519,953 (e)
		Presidio Holdings, Inc.
	1,060,000	4.88%, due 2/1/2027	971,164 (e)
	1,530,000	8.25%, due 2/1/2028	1,447,875 (e)
			7,435,579
Cosmetics - Personal Care 0.1%
		Coty, Inc.
EUR	705,000	3.88%, due 4/15/2026	724,350 (j)
	$1,265,000	5.00%, due 4/15/2026	1,208,543 (e)
	325,000	6.50%, due 4/15/2026	320,125 (e)
	213,000	Natura Cosmeticos SA, 4.13%, due 5/3/2028	183,414 (e)
			2,436,432
Distribution - Wholesale 0.1%
		Ritchie Bros Holdings, Inc.
	490,000	6.75%, due 3/15/2028	480,189 (e)
	790,000	7.75%, due 3/15/2031	791,975 (e)
	1,000,000	Windsor Holdings III LLC, 8.50%, due 6/15/2030	973,467 (e)
			2,245,631
Diversified Financial Services 0.9%
	6,700,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.30%, due 1/30/2032	5,187,064
		Ally Financial, Inc.
	1,860,000	4.70%, due 5/15/2026	1,207,323 (n)(o)
	3,843,000	4.70%, due 5/15/2028	2,243,581 (n)(o)
		American Express Co.
	1,435,000	(Secured Overnight Financing Rate + 0.93%), 6.27%, due 3/4/2025	1,437,849 (d)
	1,700,000	3.55%, due 9/15/2026	1,334,500 (n)(o)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Diversified Financial Services – cont'd
		Banco BTG Pactual SA
	$200,000	4.50%, due 1/10/2025	$194,341 (e)
	256,000	2.75%, due 1/11/2026	235,522 (e)
EUR	200,000	BPCE SFH SA, 3.13%, due 1/24/2028	207,884 (j)
EUR	200,000	Caisse de Refinancement de l'Habitat SA, 3.00%, due 1/11/2030	204,405 (j)
		Capital One Financial Corp.
	$1,030,000	(Secured Overnight Financing Rate + 0.69%), 6.03%, due 12/6/2024	1,017,994 (d)
	5,592,000	3.95%, due 9/1/2026	3,891,922 (n)(o)
		Charles Schwab Corp.
	5,557,000	4.00%, due 12/1/2030	3,792,196 (n)(o)
	3,195,000	5.85%, due 5/19/2034	2,930,372 (n)
EUR	100,000	Credit Mutuel Home Loan SFH SA, 2.75%, due 12/8/2027	102,609 (j)
	$4,476,000	Discover Financial Services, 5.50%, due 10/30/2027	2,985,023 (n)(o)
GBP	766,000	Encore Capital Group, Inc., 4.25%, due 6/1/2028	716,351 (j)
	$150,000	Fondo MIVIVIENDA SA, 4.63%, due 4/12/2027	141,272 (e)
EUR	600,000	Intrum AB, 3.50%, due 7/15/2026	502,997 (j)
		OneMain Finance Corp.
	$1,945,000	6.88%, due 3/15/2025	1,918,926
	940,000	7.13%, due 3/15/2026	912,926
	200,000	SURA Asset Management SA, 4.88%, due 4/17/2024	197,360 (j)
			31,362,417
Electric 1.7%
EUR	200,000	Acquirente Unico SpA, 2.80%, due 2/20/2026	202,569 (j)
	$200,000	Adani Green Energy Ltd., 4.38%, due 9/8/2024	185,917 (e)
EUR	100,000	AusNet Services Holdings Pty. Ltd., 1.63%, due 3/11/2081	91,275 (j)(n)
		Calpine Corp.
	$455,000	5.13%, due 3/15/2028	407,194 (e)
	2,410,000	4.63%, due 2/1/2029	2,035,576 (e)
	2,711,000	5.00%, due 2/1/2031	2,186,633 (e)
	685,000	3.75%, due 3/1/2031	545,815 (e)
	234,000	China Huadian Overseas Development 2018 Ltd., 3.38%, due 6/23/2025	223,189 (j)(n)(o)
	8,225,000	CMS Energy Corp., 3.75%, due 12/1/2050	5,921,049 (n)
	500,000	Comision Federal de Electricidad, 4.69%, due 5/15/2029	443,035 (j)
	1,930,000	Constellation Energy Generation LLC, 6.50%, due 10/1/2053	1,812,738
	1,350,000	Dominion Energy, Inc., 4.35%, due 1/15/2027	1,098,428 (n)(o)
	5,745,000	Edison International, 5.00%, due 12/15/2026	5,112,831 (n)(o)
EUR	1,100,000	EDP - Energias de Portugal SA, 5.94%, due 4/23/2083	1,152,271 (j)(n)
		Electricite de France SA
EUR	1,100,000	4.00%, due 7/4/2024	1,132,205 (j)(n)(o)
EUR	1,400,000	2.63%, due 12/1/2027	1,211,070 (j)(n)(o)
EUR	200,000	EnBW Energie Baden-Wuerttemberg AG, 1.38%, due 8/31/2081	168,235 (j)(n)
EUR	100,000	Iberdrola Finanzas SA, 1.58%, due 8/16/2027	89,148 (j)(n)(o)
	$990,000	Leeward Renewable Energy Operations LLC, 4.25%, due 7/1/2029	808,505 (e)
	280,000	Mississippi Power Co., (Secured Overnight Financing Rate + 0.30%), 5.64%, due 6/28/2024	279,194 (d)
	975,000	National Rural Utilities Cooperative Finance Corp., (Secured Overnight Financing Rate + 0.33%), 5.67%, due 10/18/2024	973,772 (d)
		NextEra Energy Capital Holdings, Inc.
	710,000	(Secured Overnight Financing Rate Index + 0.40%), 5.74%, due 11/3/2023	710,000 (d)
	5,810,000	5.75%, due 9/1/2025	5,782,687
GBP	340,000	NGG Finance PLC, 5.63%, due 6/18/2073	395,202 (j)(n)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Electric – cont'd
NRG Energy, Inc.
	$1,205,000	10.25%, due 3/15/2028	$1,163,274 (e)(n)(o)
	990,000	3.38%, due 2/15/2029	805,758 (e)
	3,465,000	3.63%, due 2/15/2031	2,614,817 (e)
	695,000	3.88%, due 2/15/2032	516,500 (e)
	9,885,000	Pacific Gas & Electric Co., 4.30%, due 3/15/2045	6,396,405
Southern Co.
	9,180,000	4.00%, due 1/15/2051	8,375,687 (n)
EUR	320,000	1.88%, due 9/15/2081	269,154 (n)
	$430,000	Talen Energy Supply LLC, 8.63%, due 6/1/2030	436,927 (e)
	1,770,000	Vistra Corp., 7.00%, due 12/15/2026	1,610,700 (e)(n)(o)
Vistra Operations Co. LLC
	190,000	5.50%, due 9/1/2026	180,761 (e)
	1,320,000	4.38%, due 5/1/2029	1,121,201 (e)
	1,015,000	7.75%, due 10/15/2031	979,698 (e)
57,439,420
Electrical Components & Equipment 0.0%(k)
EUR	1,628,000	Energizer Gamma Acquisition BV, 3.50%, due 6/30/2029	1,352,839 (j)
	$0	Energizer Holdings, Inc., 4.38%, due 3/31/2029	0 (e)
1,352,839
Electronics 0.1%
	1,180,000	Imola Merger Corp., 4.75%, due 5/15/2029	1,028,716 (e)
Sensata Technologies BV
	535,000	4.00%, due 4/15/2029	454,807 (e)
	1,030,000	5.88%, due 9/1/2030	940,733 (e)
2,424,256
Energy - Alternate Sources 0.1%
	610,000	FS Luxembourg SARL, 10.00%, due 12/15/2025	622,818 (e)
	200,000	Greenko Wind Projects Mauritius Ltd., 5.50%, due 4/6/2025	189,905 (e)
Sunnova Energy Corp.
	2,475,000	5.88%, due 9/1/2026	2,004,824 (e)
	550,000	11.75%, due 10/1/2028	469,166 (e)
3,286,713
Engineering & Construction 0.0%(k)
EUR	900,000	Abertis Infraestructuras Finance BV, 3.25%, due 11/24/2025	878,336 (j)(n)(o)
EUR	360,000	Assemblin Group AB, (3 mo. EUR EURIBOR + 5.00%), 8.96%, due 7/5/2029	374,726 (d)(j)
	$200,000	IHS Holding Ltd., 5.63%, due 11/29/2026	160,938 (e)
1,414,000
Entertainment 0.8%
EUR	985,000	Allwyn International AS, 3.88%, due 2/15/2027	960,153 (j)
Caesars Entertainment, Inc.
	$1,055,000	6.25%, due 7/1/2025	1,038,001 (e)
	1,827,000	8.13%, due 7/1/2027	1,810,327 (e)
	1,250,000	4.63%, due 10/15/2029	1,027,283 (e)
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp./Millennium Op
	985,000	5.50%, due 5/1/2025	965,412 (e)
	1,210,000	5.38%, due 4/15/2027	1,120,403
	2,035,000	Churchill Downs, Inc., 6.75%, due 5/1/2031	1,877,288 (e)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Entertainment – cont'd
EUR	902,000	Cirsa Finance International SARL, 4.75%, due 5/22/2025	$936,473 (j)
GBP	515,000	CPUK Finance Ltd., 6.50%, due 8/28/2026	585,269 (j)
EUR	616,000	LHMC Finco 2 SARL, 7.25% Cash/8.00% PIK, due 10/2/2025	626,240 (j)(m)
	$1,600,000	Light & Wonder International, Inc., 7.25%, due 11/15/2029	1,551,632 (e)
		Live Nation Entertainment, Inc.
	1,265,000	5.63%, due 3/15/2026	1,211,480 (e)
	1,320,000	6.50%, due 5/15/2027	1,287,839 (e)
	3,825,000	Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp., 4.88%, due 5/1/2029	3,184,312 (e)
EUR	495,000	Motion Bondco DAC, 4.50%, due 11/15/2027	444,978 (j)
	$1,375,000	Raptor Acquisition Corp./Raptor Co.-Issuer LLC, 4.88%, due 11/1/2026	1,279,438 (e)
	1,090,000	SeaWorld Parks & Entertainment, Inc., 5.25%, due 8/15/2029	949,423 (e)
	7,935,000	Warnermedia Holdings, Inc., 5.14%, due 3/15/2052	5,614,938
			26,470,889
Food 0.6%
		Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
	1,975,000	5.88%, due 2/15/2028	1,891,850 (e)
	795,000	3.50%, due 3/15/2029	677,818 (e)
	1,360,000	4.88%, due 2/15/2030	1,214,229 (e)
GBP	840,000	Bellis Acquisition Co. PLC, 3.25%, due 2/16/2026	883,832 (j)
GBP	445,000	Bellis Finco PLC, 4.00%, due 2/16/2027	400,284 (j)
	$200,000	Cencosud SA, 4.38%, due 7/17/2027	183,261 (j)
GBP	400,000	Co.-operative Group Holdings Ltd., 7.50%, due 7/8/2026	463,943 (j)(l)
		JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
	$204,000	2.50%, due 1/15/2027	179,165
	276,000	5.13%, due 2/1/2028	259,191
	410,000	Kraft Heinz Foods Co., 3.88%, due 5/15/2027	384,359
	800,000	Minerva Luxembourg SA, 8.88%, due 9/13/2033	785,160 (e)
	1,265,000	Performance Food Group, Inc., 5.50%, due 10/15/2027	1,182,869 (e)
EUR	292,000	Picard Bondco SA, 5.38%, due 7/1/2027	271,895 (j)
		Pilgrim's Pride Corp.
	$1,360,000	4.25%, due 4/15/2031	1,120,314
	1,905,000	3.50%, due 3/1/2032	1,451,229
	835,000	6.25%, due 7/1/2033	767,362
	775,000	6.88%, due 5/15/2034	733,303
EUR	290,000	Sigma Holdco BV, 5.75%, due 5/15/2026	252,566 (j)
		Sysco Corp.
	$4,228,000	6.60%, due 4/1/2050	4,171,178 (l)
	3,415,000	3.15%, due 12/14/2051	1,974,630
		U.S. Foods, Inc.
	520,000	6.88%, due 9/15/2028	508,229 (e)
	615,000	7.25%, due 1/15/2032	603,707 (e)
			20,360,374
Food Service 0.1%
EUR	1,170,000	Aramark International Finance SARL, 3.13%, due 4/1/2025	1,208,531 (j)
	$900,000	Aramark Services, Inc., 5.00%, due 2/1/2028	825,434 (e)
			2,033,965
Forest Products & Paper 0.0%(k)
EUR	400,000	Sappi Papier Holding GmbH, 3.63%, due 3/15/2028	375,860 (j)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Forest Products & Paper – cont'd
EUR	617,000	WEPA Hygieneprodukte GmbH, 2.88%, due 12/15/2027	$561,449 (j)
			937,309
Gas 0.0%(k)
	$200,000	Beijing Gas Singapore Capital Corp., 1.88%, due 1/18/2025	190,623 (j)
GBP	695,000	Centrica PLC, 5.25%, due 4/10/2075	807,780 (j)(n)
			998,403
Healthcare - Products 0.1%
EUR	455,000	Avantor Funding, Inc., 3.88%, due 7/15/2028	438,852 (j)
	$1,090,000	Baxter International, Inc., (Secured Overnight Financing Rate Index + 0.44%), 5.78%, due 11/29/2024	1,083,047 (d)
		Medline Borrower LP
	3,095,000	3.88%, due 4/1/2029	2,613,312 (e)
	745,000	5.25%, due 10/1/2029	634,160 (e)
			4,769,371
Healthcare - Services 0.6%
	2,125,000	Ascension Health, 3.11%, due 11/15/2039	1,476,080
		CHS/Community Health Systems, Inc.
	680,000	5.63%, due 3/15/2027	552,455 (e)
	634,000	8.00%, due 12/15/2027	537,740 (e)
	980,000	5.25%, due 5/15/2030	695,951 (e)
	1,210,000	4.75%, due 2/15/2031	810,996 (e)
	2,055,000	CommonSpirit Health, 4.19%, due 10/1/2049	1,434,401
	1,055,000	Encompass Health Corp., 4.75%, due 2/1/2030	911,703
	3,100,000	HCA, Inc., 5.50%, due 6/1/2033	2,828,185
		Molina Healthcare, Inc.
	1,035,000	3.88%, due 11/15/2030	844,166 (e)
	1,630,000	3.88%, due 5/15/2032	1,280,788 (e)
	2,125,000	Mount Sinai Hospital, 3.74%, due 7/1/2049	1,408,540
		Roche Holdings, Inc.
	945,000	(Secured Overnight Financing Rate + 0.56%), 5.90%, due 3/10/2025	946,633 (d)(e)
	5,885,000	2.61%, due 12/13/2051	3,262,627 (e)
		Tenet Healthcare Corp.
	965,000	6.13%, due 10/1/2028	895,037
	1,460,000	6.13%, due 6/15/2030	1,351,260
	740,000	6.75%, due 5/15/2031	702,729 (e)
			19,939,291
Holding Companies - Diversified 0.0%(k)
		Benteler International AG
EUR	498,000	9.38%, due 5/15/2028	531,504 (j)
	$965,000	10.50%, due 5/15/2028	971,981 (e)
			1,503,485
Home Builders 0.1%
		KB Home
	1,200,000	7.25%, due 7/15/2030	1,152,000
	560,000	4.00%, due 6/15/2031	437,251
GBP	469,000	Maison Finco PLC, 6.00%, due 10/31/2027	455,835 (j)
	$1,600,000	Shea Homes LP/Shea Homes Funding Corp., 4.75%, due 2/15/2028	1,406,211
			3,451,297
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Insurance 0.7%
	$200,000	AIA Group Ltd., 5.63%, due 10/25/2027	$199,857 (e)
Alliant Holdings Intermediate LLC/Alliant Holdings Co.-Issuer
	1,515,000	6.75%, due 10/15/2027	1,383,589 (e)
	1,450,000	6.75%, due 4/15/2028	1,377,856 (e)
	540,000	AmWINS Group, Inc., 4.88%, due 6/30/2029	462,263 (e)
AssuredPartners, Inc.
	1,895,000	7.00%, due 8/15/2025	1,858,790 (e)
	945,000	5.63%, due 1/15/2029	801,672 (e)
EUR	210,000	Athene Global Funding, 0.83%, due 1/8/2027	196,127 (j)
	$3,210,000	Corebridge Financial, Inc., 4.35%, due 4/5/2042	2,327,429
	600,000	Corebridge Global Funding, 0.65%, due 6/17/2024	581,041 (e)
	870,000	GTCR AP Finance, Inc., 8.00%, due 5/15/2027	847,124 (e)
HUB International Ltd.
	945,000	7.00%, due 5/1/2026	919,874 (e)
	3,730,000	7.25%, due 6/15/2030	3,638,466 (e)
	2,305,000	Liberty Mutual Group, Inc., 4.13%, due 12/15/2051	1,829,963 (e)(n)
Protective Life Global Funding
	290,000	(Secured Overnight Financing Rate + 1.05%), 6.39%, due 12/11/2024	290,783 (d)(e)
	516,000	(Secured Overnight Financing Rate + 0.98%), 6.32%, due 3/28/2025	517,823 (d)(e)
	1,550,000	Prudential Financial, Inc., 5.13%, due 3/1/2052	1,317,874 (n)
	3,440,000	Travelers Cos., Inc., 5.45%, due 5/25/2053	3,090,499
21,641,030
Internet 0.2%
	2,615,000	EquipmentShare.com, Inc., 9.00%, due 5/15/2028	2,458,100 (e)
	825,000	Newfold Digital Holdings Group, Inc., 6.00%, due 2/15/2029	542,065 (e)
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc.
	1,335,000	4.75%, due 4/30/2027	1,191,487 (e)
	1,220,000	6.00%, due 2/15/2028	1,006,500 (e)
EUR	600,000	United Group BV, 4.63%, due 8/15/2028	530,288 (j)
	$1,030,000	Ziff Davis, Inc., 4.63%, due 10/15/2030	862,335 (e)
6,590,775
Investment Companies 0.0%(k)
	255,000	CNCBINV 1 BVI Ltd., 1.75%, due 11/17/2024	243,540 (j)
	200,000	Grupo de Inversiones Suramericana SA, 5.50%, due 4/29/2026	187,367 (j)
	200,000	Huarong Finance 2019 Co. Ltd., 3.25%, due 11/13/2024	189,000 (j)
619,907
Iron - Steel 0.2%
Carpenter Technology Corp.
	149,000	6.38%, due 7/15/2028	141,727
	1,025,000	7.63%, due 3/15/2030	1,011,880
CSN Inova Ventures
	200,000	6.75%, due 1/28/2028	182,934 (j)
	3,010,000	6.75%, due 1/28/2028	2,753,155 (e)
Metinvest BV
	425,000	7.65%, due 10/1/2027	267,750 (e)
	2,140,000	7.75%, due 10/17/2029	1,267,950 (e)
	1,070,000	Periama Holdings LLC, 5.95%, due 4/19/2026	1,003,880 (j)
	200,000	POSCO, 4.38%, due 8/4/2025	194,474 (e)
6,823,750
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Leisure Time 0.3%
Carnival Corp.
	$1,365,000	7.63%, due 3/1/2026	$1,327,316 (e)
	1,465,000	9.88%, due 8/1/2027	1,526,970 (e)
	645,000	4.00%, due 8/1/2028	561,034 (e)
	415,000	7.00%, due 8/15/2029	406,924 (e)
	1,015,000	Carnival Holdings Bermuda Ltd., 10.38%, due 5/1/2028	1,082,207 (e)
	978,000	NCL Corp. Ltd., 5.88%, due 2/15/2027	900,219 (e)
Royal Caribbean Cruises Ltd.
	1,615,000	5.50%, due 8/31/2026	1,524,043 (e)
	1,395,000	5.50%, due 4/1/2028	1,272,033 (e)
	505,000	8.25%, due 1/15/2029	517,686 (e)
9,118,432
Lodging 0.2%
	2,120,000	Melco Resorts Finance Ltd., 5.63%, due 7/17/2027	1,843,641 (e)
	200,000	Studio City Finance Ltd., 6.00%, due 7/15/2025	188,500 (j)
GBP	548,000	TVL Finance PLC, 10.25%, due 4/28/2028	658,073 (j)
	$1,700,000	Wyndham Hotels & Resorts, Inc., 4.38%, due 8/15/2028	1,500,335 (e)
Wynn Macau Ltd.
	1,565,000	5.50%, due 1/15/2026	1,453,659 (e)
	200,000	5.50%, due 1/15/2026	185,771 (j)
5,829,979
Machinery - Construction & Mining 0.1%
Caterpillar Financial Services Corp.
	185,000	(Secured Overnight Financing Rate + 0.25%), 5.59%, due 5/17/2024	184,974 (d)
	1,089,000	(Secured Overnight Financing Rate + 0.27%), 5.61%, due 9/13/2024	1,088,739 (d)
	825,000	Manitowoc Co., Inc., 9.00%, due 4/1/2026	808,670 (e)
	1,620,000	Terex Corp., 5.00%, due 5/15/2029	1,418,062 (e)
3,500,445
Machinery - Diversified 0.2%
Chart Industries, Inc.
	1,565,000	7.50%, due 1/1/2030	1,536,807 (e)
	790,000	9.50%, due 1/1/2031	813,672 (e)
Ingersoll Rand, Inc.
	585,000	5.40%, due 8/14/2028	570,018
	870,000	5.70%, due 8/14/2033	822,038
John Deere Capital Corp.
	436,000	(Secured Overnight Financing Rate + 0.20%), 5.55%, due 10/11/2024	436,021 (d)
	138,000	(Secured Overnight Financing Rate + 0.56%), 5.90%, due 3/7/2025	138,325 (d)
	1,265,000	SPX FLOW, Inc., 8.75%, due 4/1/2030	1,159,765 (e)
TK Elevator Midco GmbH
EUR	650,000	4.38%, due 7/15/2027	621,298 (j)
EUR	200,000	(3 mo. EUR EURIBOR + 4.75%), 8.72%, due 7/15/2027	210,922 (d)(j)
6,308,866
Media 1.5%
EUR	900,000	Altice Financing SA, 4.25%, due 8/15/2029	749,260 (j)
EUR	280,000	Altice Finco SA, 4.75%, due 1/15/2028	219,210 (j)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Media – cont'd
CCO Holdings LLC/CCO Holdings Capital Corp.
	$775,000	5.00%, due 2/1/2028	$695,901 (e)
	980,000	4.75%, due 3/1/2030	808,424 (e)
	1,130,000	4.25%, due 2/1/2031	879,364 (e)
	2,570,000	4.75%, due 2/1/2032	2,006,039 (e)
	680,000	4.50%, due 5/1/2032	520,538
	700,000	4.50%, due 6/1/2033	522,176 (e)
	1,315,000	4.25%, due 1/15/2034	949,828 (e)
Charter Communications Operating LLC/Charter Communications Operating Capital
	9,020,000	4.80%, due 3/1/2050	5,945,905
	5,420,000	3.90%, due 6/1/2052	3,059,314
	19,110,000	Comcast Corp., 2.94%, due 11/1/2056	10,124,463
CSC Holdings LLC
	1,040,000	5.25%, due 6/1/2024	972,424
	1,485,000	7.50%, due 4/1/2028	951,778 (e)
	1,160,000	6.50%, due 2/1/2029	917,202 (e)
	1,990,000	5.75%, due 1/15/2030	1,041,107 (e)
	1,620,000	4.13%, due 12/1/2030	1,085,339 (e)
	1,455,000	4.63%, due 12/1/2030	737,862 (e)
	7,695,000	Discovery Communications LLC, 4.65%, due 5/15/2050	5,061,676
	1,475,000	DISH DBS Corp., 5.13%, due 6/1/2029	759,625
McGraw-Hill Education, Inc.
	730,000	5.75%, due 8/1/2028	615,244 (e)
	1,160,000	8.00%, due 8/1/2029	955,794 (e)
	7,300,000	Paramount Global, 4.20%, due 5/19/2032	5,636,258
	965,000	Sirius XM Radio, Inc., 4.00%, due 7/15/2028	820,667 (e)
Virgin Media Secured Finance PLC
GBP	358,000	5.00%, due 4/15/2027	403,015 (j)
	$1,505,000	5.50%, due 5/15/2029	1,332,673 (e)
GBP	2,310,000	Virgin Media Vendor Financing Notes III DAC, 4.88%, due 7/15/2028	2,347,771 (j)
EUR	1,387,000	Ziggo Bond Co. BV, 3.38%, due 2/28/2030	1,079,441 (j)
51,198,298
Mining 0.4%
	$200,000	Chinalco Capital Holdings Ltd., 2.13%, due 6/3/2026	182,272 (j)
	3,025,000	Corp. Nacional del Cobre de Chile, 3.15%, due 1/14/2030	2,493,786 (e)
	200,000	Endeavour Mining PLC, 5.00%, due 10/14/2026	175,856 (e)
First Quantum Minerals Ltd.
	236,000	7.50%, due 4/1/2025	221,342 (e)
	990,000	6.88%, due 3/1/2026	869,532 (e)
	815,000	8.63%, due 6/1/2031	687,943 (e)
FMG Resources August 2006 Pty. Ltd.
	990,000	4.50%, due 9/15/2027	891,406 (e)
	915,000	6.13%, due 4/15/2032	807,606 (e)
Hudbay Minerals, Inc.
	3,580,000	4.50%, due 4/1/2026	3,331,957 (e)
	540,000	6.13%, due 4/1/2029	483,196 (e)
	2,410,000	Novelis Corp., 3.88%, due 8/15/2031	1,882,210 (e)
	214,000	Stillwater Mining Co., 4.00%, due 11/16/2026	184,040 (e)
	442,000	Volcan Cia Minera SAA, 4.38%, due 2/11/2026	212,216 (e)
12,423,362
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Miscellaneous Manufacturer 0.1%
EUR	405,000	Ctec II GmbH, 5.25%, due 2/15/2030	$346,252 (j)
	$1,387,000	Siemens Financieringsmaatschappij NV, (Secured Overnight Financing Rate + 0.43%), 5.77%, due 3/11/2024	1,387,430 (d)(e)
1,733,682
Multi-National 0.0%(k)
	200,000	Africa Finance Corp., 3.88%, due 4/13/2024	197,000 (j)
	200,000	African Export-Import Bank, 2.63%, due 5/17/2026	178,000 (j)
	200,000	Banque Ouest Africaine de Developpement, 5.00%, due 7/27/2027	177,459 (j)
	200,000	Central American Bank for Economic Integration, 5.00%, due 2/9/2026	196,501 (e)
Corp. Andina de Fomento
	287,000	2.25%, due 2/8/2027	254,586
	94,000	6.00%, due 4/26/2027	94,292
1,097,838
Office - Business Equipment 0.0%(k)
	1,210,000	CDW LLC/CDW Finance Corp., 3.57%, due 12/1/2031	970,252
Oil & Gas 1.2%
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
	865,000	7.00%, due 11/1/2026	835,321 (e)
	2,165,000	8.25%, due 12/31/2028	2,149,776 (e)
	1,190,000	5.88%, due 6/30/2029	1,051,253 (e)
	10,165,000	BP Capital Markets PLC, 4.88%, due 3/22/2030	8,848,836 (n)(o)
Callon Petroleum Co.
	945,000	8.00%, due 8/1/2028	933,817 (e)
	595,000	7.50%, due 6/15/2030	576,295 (e)
Civitas Resources, Inc.
	825,000	8.38%, due 7/1/2028	830,083 (e)
	1,860,000	8.63%, due 11/1/2030	1,893,156 (e)
	965,000	8.75%, due 7/1/2031	973,942 (e)
Comstock Resources, Inc.
	2,792,000	6.75%, due 3/1/2029	2,540,782 (e)
	625,000	5.88%, due 1/15/2030	534,381 (e)
Ecopetrol SA
	200,000	4.13%, due 1/16/2025	193,106
	800,000	8.88%, due 1/13/2033	768,321
	1,215,000	5.88%, due 5/28/2045	792,313
	200,000	Geopark Ltd., 5.50%, due 1/17/2027	168,057 (j)
	1,345,000	KazMunayGas National Co. JSC, 5.75%, due 4/19/2047	996,672 (e)
	420,000	Korea National Oil Corp., 1.75%, due 4/18/2025	396,233 (e)
	106,000	Leviathan Bond Ltd., 6.13%, due 6/30/2025	98,135 (j)
	1,215,000	Medco Bell Pte. Ltd., 6.38%, due 1/30/2027	1,137,869 (e)
	855,000	Nabors Industries, Inc., 7.38%, due 5/15/2027	794,902 (e)
	1,160,000	Northern Oil & Gas, Inc., 8.13%, due 3/1/2028	1,145,535 (e)
	1,250,000	Permian Resources Operating LLC, 7.00%, due 1/15/2032	1,211,741 (e)
	955,000	Pertamina Persero PT, 6.45%, due 5/30/2044	879,843 (e)
	200,000	Petrobras Global Finance BV, 6.00%, due 1/27/2028	197,323
Petroleos Mexicanos
	14,000	6.49%, due 1/23/2027	12,399
	287,000	6.50%, due 3/13/2027	253,163
	1,875,000	6.35%, due 2/12/2048	1,034,012
	4,480,000	7.69%, due 1/23/2050	2,766,754
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Oil & Gas – cont'd
	$600,000	QatarEnergy, 1.38%, due 9/12/2026	$530,442 (j)
EUR	520,000	Repsol International Finance BV, 4.25%, due 9/11/2028	501,677 (j)(n)(o)
	$925,000	Rockcliff Energy II LLC, 5.50%, due 10/15/2029	834,890 (e)
	200,000	SEPLAT Energy PLC, 7.75%, due 4/1/2026	167,400 (j)
	940,000	Shell International Finance BV, (3 mo. USD Term SOFR + 0.66%), 6.03%, due 11/13/2023	940,124 (d)
		Sinopec Group Overseas Development 2018 Ltd.
	200,000	2.15%, due 5/13/2025	189,468 (e)
	200,000	1.45%, due 1/8/2026	183,446 (e)
	214,000	Tengizchevroil Finance Co. International Ltd., 2.63%, due 8/15/2025	192,266 (e)
	183,000	Tullow Oil PLC, 10.25%, due 5/15/2026	157,197 (e)
	580,000	Valaris Ltd., 8.38%, due 4/30/2030	569,125 (e)
EUR	700,000	Wintershall Dea Finance 2 BV, 3.00%, due 7/20/2028	596,121 (j)(n)(o)
			38,876,176
Packaging & Containers 0.6%
	$1,395,000	Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, 6.00%, due 6/15/2027	1,318,301 (e)
		Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
	1,555,000	4.13%, due 8/15/2026	1,372,287 (e)
GBP	695,000	4.75%, due 7/15/2027	591,315 (j)
	$1,175,000	5.25%, due 8/15/2027	854,083 (e)
		Ball Corp.
	2,770,000	2.88%, due 8/15/2030	2,160,745
	685,000	3.13%, due 9/15/2031	530,278
	1,730,000	Berry Global, Inc., 5.63%, due 7/15/2027	1,651,332 (e)
EUR	403,000	Canpack SA/Canpack U.S. LLC, 2.38%, due 11/1/2027	356,781 (j)
EUR	650,000	Fiber Bidco Spa, (3 mo. EUR EURIBOR + 6.00%), 9.96%, due 10/25/2027	692,923 (d)(j)
EUR	400,000	Guala Closures SpA, 3.25%, due 6/15/2028	363,723 (j)
EUR	225,000	Kleopatra Holdings 2 SCA, 6.50%, due 9/1/2026	135,820 (j)
		Mauser Packaging Solutions Holding Co.
	$2,725,000	7.88%, due 8/15/2026	2,552,287 (e)
	1,365,000	9.25%, due 4/15/2027	1,136,785 (e)
	1,600,000	Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc., 4.38%, due 10/15/2028	1,361,005 (e)
	110,000	Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC, 4.00%, due 10/15/2027	95,967 (e)
	1,415,000	Sealed Air Corp., 5.00%, due 4/15/2029	1,254,871 (e)
		Trivium Packaging Finance BV
	1,100,000	5.50%, due 8/15/2026	997,132 (e)
	1,255,000	8.50%, due 8/15/2027	1,047,187 (e)
			18,472,822
Pharmaceuticals 0.7%
	880,000	AbbVie, Inc., 3.85%, due 6/15/2024	868,096
EUR	800,000	Bayer AG, 5.38%, due 3/25/2082	772,413 (j)(n)
EUR	895,000	Cheplapharm Arzneimittel GmbH, 4.38%, due 1/15/2028	860,249 (j)
	$11,740,000	CVS Health Corp., 5.05%, due 3/25/2048	9,228,635
		Gruenenthal GmbH
EUR	720,000	3.63%, due 11/15/2026	720,839 (j)
EUR	125,000	4.13%, due 5/15/2028	121,622 (j)
	$5,985,000	Merck & Co., Inc., 2.90%, due 12/10/2061	3,218,305
EUR	852,000	Nidda Healthcare Holding GmbH, 7.50%, due 8/21/2026	901,625 (j)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Pharmaceuticals – cont'd
	$5,025,000	Pfizer Investment Enterprises Pte. Ltd., 5.34%, due 5/19/2063	$4,304,704
		Teva Pharmaceutical Finance Netherlands II BV
EUR	250,000	1.88%, due 3/31/2027	226,445 (j)
EUR	2,515,000	1.63%, due 10/15/2028	2,074,291 (j)
			23,297,224
Pipelines 1.3%
		Buckeye Partners LP
	$500,000	5.85%, due 11/15/2043	353,340
	1,540,000	5.60%, due 10/15/2044	1,033,725
	2,225,000	CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, due 6/15/2031	1,935,195 (e)
		DT Midstream, Inc.
	2,105,000	4.13%, due 6/15/2029	1,809,898 (e)
	745,000	4.38%, due 6/15/2031	618,693 (e)
	510,000	Enbridge, Inc., (Secured Overnight Financing Rate Index + 0.63%), 5.97%, due 2/16/2024	510,335 (d)
		Enterprise Products Operating LLC
	1,425,000	3.90%, due 2/15/2024	1,417,031
	8,160,000	4.20%, due 1/31/2050	5,976,781
		EQM Midstream Partners LP
	685,000	6.00%, due 7/1/2025	669,884 (e)
	535,000	7.50%, due 6/1/2027	529,853 (e)
	720,000	6.50%, due 7/1/2027	699,843 (e)
	800,000	5.50%, due 7/15/2028	746,609
	805,000	4.50%, due 1/15/2029	705,917 (e)
	595,000	7.50%, due 6/1/2030	583,776 (e)
	840,000	4.75%, due 1/15/2031	707,282 (e)
		Genesis Energy LP/Genesis Energy Finance Corp.
	705,000	6.50%, due 10/1/2025	688,745
	980,000	6.25%, due 5/15/2026	933,980
	930,000	7.75%, due 2/1/2028	875,701
	1,940,000	Harvest Midstream I LP, 7.50%, due 9/1/2028	1,838,253 (e)
	2,495,000	ITT Holdings LLC, 6.50%, due 8/1/2029	2,086,444 (e)
		Kinder Morgan, Inc.
	568,000	5.63%, due 11/15/2023	567,798 (e)
	3,740,000	5.55%, due 6/1/2045	3,078,482
	965,000	Kinetik Holdings LP, 5.88%, due 6/15/2030	885,435 (e)
		New Fortress Energy, Inc.
	1,230,000	6.75%, due 9/15/2025	1,141,113 (e)
	2,695,000	6.50%, due 9/30/2026	2,413,903 (e)
	600,000	Southern Gas Corridor CJSC, 6.88%, due 3/24/2026	591,060 (j)
	1,870,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 9.00%, due 10/15/2026	1,795,200 (e)
		Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
	725,000	7.50%, due 10/1/2025	714,234 (e)
	3,080,000	5.50%, due 1/15/2028	2,698,236 (e)
	2,025,000	6.00%, due 12/31/2030	1,704,713 (e)
	570,000	6.00%, due 9/1/2031	479,638 (e)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Pipelines – cont'd
		Venture Global LNG, Inc.
	$805,000	9.50%, due 2/1/2029	$817,832 (e)
	825,000	8.38%, due 6/1/2031	787,260 (e)
	540,000	9.88%, due 2/1/2032	547,554 (e)
			42,943,743
Real Estate 0.1%
EUR	200,000	Aroundtown SA, 0.38%, due 4/15/2027	160,560 (j)
	$1,305,000	Country Garden Holdings Co. Ltd., 4.80%, due 8/6/2030	48,507 (j)
EUR	1,000,000	Emeria SASU, 3.38%, due 3/31/2028	840,362 (j)
EUR	250,000	Flamingo Lux II SCA, 5.00%, due 3/31/2029	181,099 (j)
		Grand City Properties SA
EUR	100,000	5.90%, due 10/24/2024	60,576 (j)(n)(o)
EUR	100,000	1.50%, due 3/11/2026	47,195 (j)(n)(o)
		Heimstaden Bostad AB
EUR	300,000	3.38%, due 1/15/2026	144,888 (j)(n)(o)
EUR	800,000	3.00%, due 10/29/2027	339,862 (j)(n)(o)
EUR	700,000	Heimstaden Bostad Treasury BV, 1.63%, due 10/13/2031	437,844 (j)
	$200,000	Longfor Group Holdings Ltd., 4.50%, due 1/16/2028	82,480 (j)
		Realogy Group LLC/Realogy Co.-Issuer Corp.
	1,141,000	5.75%, due 1/15/2029	719,050 (e)
	2,490,000	5.25%, due 4/15/2030	1,550,364 (e)
EUR	120,000	Samhallsbyggnadsbolaget i Norden AB, 2.63%, due 12/14/2025	20,316 (j)(n)(o)
			4,633,103
Real Estate Investment Trusts 0.4%
EUR	219,000	Digital Dutch Finco BV, 1.25%, due 2/1/2031	175,836 (j)
	$650,000	Iron Mountain Information Management Services, Inc., 5.00%, due 7/15/2032	531,867 (e)
		Iron Mountain, Inc.
	990,000	4.88%, due 9/15/2027	904,986 (e)
	1,245,000	5.25%, due 3/15/2028	1,138,729 (e)
	1,990,000	5.63%, due 7/15/2032	1,700,006 (e)
		MPT Operating Partnership LP/MPT Finance Corp.
	795,000	5.25%, due 8/1/2026	684,505
	700,000	5.00%, due 10/15/2027	540,433
	1,060,000	Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co.-Issuer, 5.88%, due 10/1/2028	954,212 (e)
		RHP Hotel Properties LP/RHP Finance Corp.
	1,465,000	4.75%, due 10/15/2027	1,331,099
	605,000	4.50%, due 2/15/2029	514,970 (e)
		RLJ Lodging Trust LP
	1,460,000	3.75%, due 7/1/2026	1,313,936 (e)
	580,000	4.00%, due 9/15/2029	472,700 (e)
		Simon Property Group LP
	745,000	3.75%, due 2/1/2024	740,536
	275,000	2.00%, due 9/13/2024	265,544
		Trust Fibra Uno
	200,000	5.25%, due 12/15/2024	196,186 (j)
	200,000	5.25%, due 1/30/2026	190,450 (e)
EUR	200,000	Unibail-Rodamco-Westfield SE, 7.25%, due 7/3/2028	185,493 (j)(n)(o)
	$835,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, due 2/15/2028	804,067 (e)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Real Estate Investment Trusts – cont'd
		XHR LP
	$1,145,000	6.38%, due 8/15/2025	$1,110,649 (e)
	850,000	4.88%, due 6/1/2029	719,159 (e)
			14,475,363
Retail 0.6%
		1011778 BC ULC/New Red Finance, Inc.
	1,410,000	3.88%, due 1/15/2028	1,258,844 (e)
	870,000	4.38%, due 1/15/2028	783,332 (e)
	1,025,000	4.00%, due 10/15/2030	839,498 (e)
EUR	610,000	Afflelou SAS, 4.25%, due 5/19/2026	605,043 (j)
	$215,000	Alsea SAB de CV, 7.75%, due 12/14/2026	213,467 (e)
GBP	468,000	B&M European Value Retail SA, 3.63%, due 7/15/2025	546,785 (j)
		Bath & Body Works, Inc.
	$1,345,000	6.63%, due 10/1/2030	1,245,195 (e)
	1,270,000	6.75%, due 7/1/2036	1,095,467
	1,405,000	Beacon Roofing Supply, Inc., 4.50%, due 11/15/2026	1,309,291 (e)
EUR	900,000	CECONOMY AG, 1.75%, due 6/24/2026	723,270 (j)
GBP	280,000	Constellation Automotive Financing PLC, 4.88%, due 7/15/2027	262,788 (j)
EUR	460,000	Douglas GmbH, 6.00%, due 4/8/2026	462,623 (j)
		Dufry One BV
EUR	300,000	2.00%, due 2/15/2027	279,408 (j)
EUR	863,000	3.38%, due 4/15/2028	808,147 (j)
EUR	739,821	eG Global Finance PLC, 4.38%, due 2/7/2025	762,256 (j)
		Macy's Retail Holdings LLC
	$1,310,000	5.88%, due 3/15/2030	1,108,244 (e)
	1,370,000	4.50%, due 12/15/2034	917,900
	305,000	5.13%, due 1/15/2042	187,849
EUR	622,000	Maxeda DIY Holding BV, 5.88%, due 10/1/2026	470,440 (j)
		PetSmart, Inc./PetSmart Finance Corp.
	$1,040,000	4.75%, due 2/15/2028	920,274 (e)
	1,155,000	7.75%, due 2/15/2029	1,063,342 (e)
EUR	653,000	PEU Fin PLC, 7.25%, due 7/1/2028	660,818 (j)
	$570,000	SRS Distribution, Inc., 6.13%, due 7/1/2029	477,375 (e)
	890,000	White Cap Parent LLC, 8.25% Cash/9.00% PIK, due 3/15/2026	835,212 (e)(m)
	2,750,000	Yum! Brands, Inc., 5.38%, due 4/1/2032	2,472,001
			20,308,869
Semiconductors 0.1%
		Analog Devices, Inc.
	964,000	(Secured Overnight Financing Rate Index + 0.25%), 5.59%, due 10/1/2024	963,595 (d)
	1,950,000	2.95%, due 10/1/2051	1,142,488
EUR	400,000	Infineon Technologies AG, 2.88%, due 1/1/2025	404,724 (j)(n)(o)
		SK Hynix, Inc.
	$200,000	6.25%, due 1/17/2026	199,267 (e)
	200,000	6.38%, due 1/17/2028	197,779 (e)
			2,907,853
Software 0.6%
	1,190,000	AthenaHealth Group, Inc., 6.50%, due 2/15/2030	972,522 (e)
	1,915,000	Intuit, Inc., 5.50%, due 9/15/2053	1,742,080
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Software – cont'd
		Oracle Corp.
	$1,360,000	3.40%, due 7/8/2024	$1,336,659
	9,755,000	4.00%, due 11/15/2047	6,485,500
	6,975,000	3.95%, due 3/25/2051	4,527,742
	5,420,000	5.55%, due 2/6/2053	4,502,895
			19,567,398
Telecommunications 1.8%
		Altice France Holding SA
EUR	394,000	4.00%, due 2/15/2028	182,825 (j)
	$2,205,000	6.00%, due 2/15/2028	967,015 (e)
		Altice France SA
EUR	100,000	3.38%, due 1/15/2028	76,073 (j)
	$2,740,000	5.50%, due 1/15/2028	2,035,895 (e)
EUR	1,355,000	4.13%, due 1/15/2029	1,024,515 (j)
		AT&T, Inc.
	$1,448,000	0.90%, due 3/25/2024	1,418,922
EUR	250,000	3.95%, due 4/30/2031	257,111
	$8,880,000	3.50%, due 9/15/2053	5,228,983
GBP	620,000	British Telecommunications PLC, 8.38%, due 12/20/2083	748,477 (j)(n)
	$920,000	C&W Senior Financing DAC, 6.88%, due 9/15/2027	791,016 (e)
	1,305,000	CommScope Technologies LLC, 5.00%, due 3/15/2027	480,279 (e)
		CommScope, Inc.
	895,000	8.25%, due 3/1/2027	371,425 (e)
	1,465,000	4.75%, due 9/1/2029	999,863 (e)
EUR	809,000	eircom Finance DAC, 3.50%, due 5/15/2026	796,492 (j)
		Frontier Communications Holdings LLC
	$930,000	5.88%, due 10/15/2027	847,851 (e)
	970,000	5.00%, due 5/1/2028	837,489 (e)
	1,160,000	5.88%, due 11/1/2029	871,877
	885,000	8.75%, due 5/15/2030	843,186 (e)
		Iliad Holding SASU
	555,000	6.50%, due 10/15/2026	518,621 (e)
EUR	1,299,000	5.63%, due 10/15/2028	1,294,883 (j)
	$495,000	7.00%, due 10/15/2028	447,951 (e)
EUR	785,000	Koninklijke KPN NV, 6.00%, due 9/21/2027	837,644 (j)(n)(o)
		Level 3 Financing, Inc.
	$535,000	3.40%, due 3/1/2027	495,347 (e)
	1,120,000	4.63%, due 9/15/2027	744,800 (e)
	1,120,000	3.63%, due 1/15/2029	571,978 (e)
	585,000	3.75%, due 7/15/2029	297,423 (e)
	750,000	10.50%, due 5/15/2030	750,588 (e)
EUR	2,340,000	Lorca Telecom Bondco SA, 4.00%, due 9/18/2027	2,295,103 (j)
	$2,240,000	Oztel Holdings SPC Ltd., 6.63%, due 4/24/2028	2,229,642 (e)
EUR	860,000	PLT VII Finance SARL, 4.63%, due 1/5/2026	876,592 (j)
	$2,867,000	Rogers Communications, Inc., 3.80%, due 3/15/2032	2,325,000
EUR	1,000,000	SES SA, 2.88%, due 5/27/2026	926,557 (j)(n)(o)
EUR	110,000	SoftBank Group Corp., 5.00%, due 4/15/2028	105,566 (j)
		Telecom Italia SpA
EUR	800,000	3.00%, due 9/30/2025	796,598 (j)
EUR	700,000	6.88%, due 2/15/2028	734,673 (j)
EUR	500,000	7.88%, due 7/31/2028	540,023 (j)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value

Telecommunications – cont'd
		Telefonica Europe BV
EUR	1,500,000	7.13%, due 8/23/2028	$1,619,290 (j)(n)(o)
EUR	500,000	2.88%, due 6/24/2027	461,596 (j)(n)(o)
		T-Mobile USA, Inc.
	$4,505,000	4.50%, due 4/15/2050	3,286,585
	8,955,000	3.40%, due 10/15/2052	5,299,625
		Verizon Communications, Inc.
	2,000,000	2.36%, due 3/15/2032	1,495,501
	6,315,000	2.99%, due 10/30/2056	3,322,583
	250,000	VF Ukraine PAT via VFU Funding PLC, 6.20%, due 2/11/2025	183,945 (j)
		Vodafone Group PLC
	9,495,000	4.88%, due 6/19/2049	7,182,273
GBP	577,000	4.88%, due 10/3/2078	662,742 (j)(n)
EUR	500,000	Wp/ap Telecom Holdings III BV, 5.50%, due 1/15/2030	441,297 (j)
			59,523,720
Transportation 0.0%(k)
GBP	769,000	Mobico Group PLC, 4.25%, due 11/26/2025	779,056 (j)(n)(o)
	$668,269	MV24 Capital BV, 6.75%, due 6/1/2034	580,691 (e)
			1,359,747
Trucking & Leasing 0.0%(k)
	1,027,000	AerCap Global Aviation Trust, 6.50%, due 6/15/2045	1,007,473 (e)(n)
Water 0.1%
	1,360,000	Solaris Midstream Holdings LLC, 7.63%, due 4/1/2026	1,297,372 (e)
EUR	250,000	Thames Water Utilities Finance PLC, 4.38%, due 1/18/2031	237,089 (j)
EUR	200,000	Veolia Environnement SA, 2.50%, due 1/20/2029	172,834 (j)(n)(o)
			1,707,295
Total Corporate Bonds (Cost $1,105,932,805)			941,177,730

Loan Assignments(d) 0.0%(k)
Telecommunications 0.0%(k)
		GTT Communications, Inc.
	$235,406	Term Loan, (1 mo. USD Term SOFR + 7.10%), 12.43%, due 12/30/2027	202,449
	189,117	Term Loan, (3 mo. USD Term SOFR + 9.10%), 14.49%, due 6/30/2028	111,579
			314,028
Utilities 0.0%(k)
	676,413	Nautilus Power LLC, Term Loan B, (3 mo. USD Term SOFR + 5.25%), 10.90%, due 11/16/2026	540,569
Total Loan Assignments (Cost $1,100,936)			854,597
Foreign Government Securities 3.9%
	206,000	Airport Authority, 1.75%, due 1/12/2027	184,072 (e)
		Angolan Government International Bonds
	200,000	9.50%, due 11/12/2025	192,000 (j)
	200,000	8.25%, due 5/9/2028	169,144 (j)
	1,280,000	8.00%, due 11/26/2029	1,019,290 (e)
	2,755,000	9.38%, due 5/8/2048	1,957,069 (e)
	750,000	9.13%, due 11/26/2049	525,000 (e)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value
Foreign Government Securities – cont'd
		Argentine Republic Government International Bonds
	$175,982	1.00%, due 7/9/2029	$46,827
	365,940	0.75%, due 7/9/2030	101,131 (l)
EUR	353,000	Austria Government Bonds, 0.90%, due 2/20/2032	307,222 (j)
	$200,000	Bahamas Government International Bonds, 6.00%, due 11/21/2028	164,002 (j)
	500,000	Bermuda Government International Bonds, 3.72%, due 1/25/2027	464,797 (j)
	1,250,000	Brazil Government International Bonds, 6.00%, due 10/20/2033	1,156,463
		Brazil Notas do Tesouro Nacional
BRL	4,877,000	Series F, 10.00%, due 1/1/2025	955,391
BRL	9,105,000	10.00%, due 1/1/2029	1,699,784
BRL	6,760,000	10.00%, due 1/1/2031	1,232,745
EUR	380,000	Bundesobligation, 2.40%, due 10/19/2028	397,003 (j)
		Bundesrepublik Deutschland Bundesanleihe
EUR	177,000	0.50%, due 2/15/2028	171,144 (j)
EUR	121,000	0.00%, due 2/15/2030	108,787 (j)
EUR	40,566	0.00%, due 8/15/2031	34,933 (j)
EUR	761,218	Series G, 0.00%, due 8/15/2031	656,003 (j)
EUR	136,900	2.50%, due 8/15/2046	130,624 (j)
		Colombia Government International Bonds
EUR	100,000	3.88%, due 3/22/2026	101,859
	$750,000	3.88%, due 4/25/2027	682,660
	1,105,000	3.00%, due 1/30/2030	849,625
	400,000	7.50%, due 2/2/2034	374,075
		Colombian TES
COP	2,083,500,000	6.00%, due 4/28/2028	419,106
COP	10,451,500,000	7.00%, due 6/30/2032	1,919,256
COP	7,220,600,000	7.25%, due 10/18/2034	1,278,391
		Dominican Republic International Bonds
	$350,000	8.63%, due 4/20/2027	357,648 (j)
	200,000	5.50%, due 2/22/2029	182,010 (j)
	4,380,000	6.85%, due 1/27/2045	3,644,839 (e)
		Ecuador Government International Bonds
	1,020,000	6.00%, due 7/31/2030	515,991 (e)(l)
	1,400,000	3.50%, due 7/31/2035	529,972 (e)(l)
		Egypt Government International Bonds
EUR	350,000	4.75%, due 4/11/2025	293,096 (j)
	$755,000	5.88%, due 2/16/2031	412,200 (e)
	3,140,000	8.50%, due 1/31/2047	1,625,264 (e)
		El Salvador Government International Bonds
	110,000	6.38%, due 1/18/2027	89,801 (j)
	200,000	8.63%, due 2/28/2029	163,081 (j)
	485,000	9.50%, due 7/15/2052	355,599 (e)
		European Union
EUR	434,000	0.00%, due 7/6/2026	422,163 (j)
EUR	350,000	2.00%, due 10/4/2027	353,789 (j)
EUR	190,000	1.63%, due 12/4/2029	182,631 (j)
EUR	454,000	3.25%, due 7/4/2034	464,117 (j)
EUR	158,000	2.75%, due 12/4/2037	148,133 (j)
EUR	218,000	3.38%, due 10/4/2038	216,217 (j)
EUR	5,000,000	Free State of Saxony, 3.38%, due 9/21/2026	5,303,199
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value
Foreign Government Securities – cont'd
		French Republic Government Bonds OAT
EUR	174,000	0.50%, due 5/25/2025	$176,322 (j)
EUR	475,000	0.00%, due 2/25/2026	468,280 (j)
EUR	115,513	1.00%, due 5/25/2027	113,854 (j)
EUR	85,300	0.75%, due 2/25/2028	82,049 (j)
EUR	127,000	0.75%, due 5/25/2028	121,361 (j)
EUR	571,704	1.50%, due 5/25/2031	537,009 (j)
EUR	143,000	0.00%, due 11/25/2031	116,993 (j)
EUR	391,503	2.00%, due 11/25/2032	372,000 (j)
EUR	447,142	1.25%, due 5/25/2038	342,291 (j)
EUR	120,000	1.50%, due 5/25/2050	76,356 (j)
EUR	58,847	0.75%, due 5/25/2052	28,628 (j)
EUR	47,300	1.75%, due 5/25/2066	28,347 (j)
	$200,000	Ghana Government International Bonds, 6.38%, due 2/11/2027	84,151 (j)(p)
	200,000	Guatemala Government Bonds, 5.25%, due 8/10/2029	180,718 (j)
EUR	246,000	Hellenic Republic Government Bonds, 4.38%, due 7/18/2038	255,865 (j)
HUF	2,030,740,000	Hungary Government Bonds, 3.25%, due 10/22/2031	4,280,119
EUR	81,000	Hungary Government International Bonds, 5.00%, due 2/22/2027	86,242 (j)
		Indonesia Government International Bonds
EUR	100,000	1.75%, due 4/24/2025	101,499
	$4,110,000	4.63%, due 4/15/2043	3,405,333 (e)
		Indonesia Treasury Bonds
IDR	8,217,000,000	6.13%, due 5/15/2028	497,586
IDR	54,478,000,000	8.25%, due 5/15/2029	3,590,747
IDR	26,460,000,000	7.00%, due 9/15/2030	1,649,681
IDR	15,175,000,000	7.00%, due 2/15/2033	945,008
EUR	50,000	Ireland Government Bonds, 3.00%, due 10/18/2043	48,027 (j)
		Italy Buoni Poliennali Del Tesoro
EUR	464,000	1.75%, due 5/30/2024	484,825 (j)
EUR	733,000	1.45%, due 11/15/2024	756,984 (j)
EUR	473,000	3.40%, due 3/28/2025	497,539 (j)
EUR	110,923	1.40%, due 5/26/2025	115,280 (j)(q)
EUR	224,000	1.85%, due 7/1/2025	229,657 (j)
EUR	423,000	0.00%, due 4/1/2026	409,043 (j)
EUR	88,000	1.60%, due 6/1/2026	88,220 (j)
EUR	337,000	0.00%, due 8/1/2026	321,740 (j)
EUR	142,000	2.05%, due 8/1/2027	140,907 (j)
EUR	213,000	4.00%, due 2/1/2037	206,273 (j)
		Ivory Coast Government International Bonds
EUR	800,000	5.25%, due 3/22/2030	697,912 (j)
	$215,439	5.75%, due 12/31/2032	191,687 (j)(l)
	3,715,000	6.13%, due 6/15/2033	3,041,656 (e)
EUR	100,000	Kazakhstan Government International Bonds, 0.60%, due 9/30/2026	93,746 (j)
		Kingdom of Belgium Government Bonds
EUR	102,000	Series 97, 3.00%, due 6/22/2033	103,758 (j)
EUR	172,097	Series 84, 1.45%, due 6/22/2037	137,804 (j)
EUR	63,778	Series 90, 0.40%, due 6/22/2040	38,901 (j)
EUR	212,000	Kommunekredit, 0.88%, due 11/3/2036	159,829 (j)
	$200,000	Korea Electric Power Corp., 5.38%, due 7/31/2026	198,718 (e)
	400,000	Korea Housing Finance Corp., 4.63%, due 2/24/2028	383,451 (e)
	200,000	Korea Hydro & Nuclear Power Co. Ltd., 5.00%, due 7/18/2028	194,447 (e)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value
Foreign Government Securities – cont'd
		Mexico Bonos
MXN	34,647,100	8.50%, due 5/31/2029	$1,785,491
MXN	56,380,000	7.75%, due 5/29/2031	2,723,121
MXN	153,500,000	7.50%, due 5/26/2033	7,115,115
		Mexico Government International Bonds
	$4,250,000	3.50%, due 2/12/2034	3,245,212
	4,240,000	4.40%, due 2/12/2052	2,814,884
	400,000	MFB Magyar Fejlesztesi Bank Zrt, 6.50%, due 6/29/2028	393,000 (j)
		Mongolia Government International Bonds
	1,155,000	5.13%, due 4/7/2026	1,074,698 (e)
	200,000	8.65%, due 1/19/2028	198,085 (j)
	200,000	Morocco Government International Bonds, 5.95%, due 3/8/2028	195,750 (j)
		Netherlands Government Bonds
EUR	263,397	0.00%, due 7/15/2030	229,151 (j)
EUR	255,658	0.00%, due 7/15/2031	215,145 (j)
EUR	350,633	4.00%, due 1/15/2037	397,094 (j)
	$2,765,000	Oman Government International Bonds, 7.00%, due 1/25/2051	2,536,888 (e)
		Panama Government International Bonds
	100,000	8.88%, due 9/30/2027	107,089
	1,835,000	2.25%, due 9/29/2032	1,250,538
	2,475,000	3.30%, due 1/19/2033	1,829,568
	1,775,000	Paraguay Government International Bonds, 4.95%, due 4/28/2031	1,611,518 (e)
PEN	20,244,000	Peru Government Bonds, 6.15%, due 8/12/2032	4,814,362
PEN	8,600,000	Peruvian Government International Bonds, 6.90%, due 8/12/2037	2,077,119 (j)
		Poland Government Bonds
PLN	6,452,000	7.50%, due 7/25/2028	1,667,347
PLN	15,956,000	6.00%, due 10/25/2033	3,883,566
EUR	49,000	Poland Government International Bonds, 3.88%, due 2/14/2033	50,435 (j)
		Portugal Obrigacoes do Tesouro OT
EUR	163,500	1.95%, due 6/15/2029	162,199 (j)
EUR	295,000	0.30%, due 10/17/2031	245,162 (j)
EUR	748,000	1.65%, due 7/16/2032	681,698 (j)
EUR	220,000	3.50%, due 6/18/2038	220,975 (j)
	$169,650	Provincia de Cordoba, 6.88%, due 12/10/2025	140,809 (j)(l)
	1,440,000	Qatar Government International Bonds, 4.40%, due 4/16/2050	1,109,678 (e)
		Romania Government Bonds
RON	10,550,000	4.85%, due 7/25/2029	2,037,134
RON	21,975,000	8.25%, due 9/29/2032	5,066,099
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)			Value
Foreign Government Securities – cont'd
		Romania Government International Bonds
EUR	50,000	2.75%, due 2/26/2026	$50,567 (j)
	$234,000	3.00%, due 2/27/2027	211,504 (j)
EUR	166,000	2.88%, due 5/26/2028	157,905 (j)
EUR	100,000	5.50%, due 9/18/2028	105,121 (j)
EUR	237,000	6.63%, due 9/27/2029	257,616 (j)
EUR	191,000	3.62%, due 5/26/2030	173,840 (j)
EUR	153,000	1.75%, due 7/13/2030	123,068 (j)
	$3,210,000	3.00%, due 2/14/2031	2,537,717 (j)
EUR	221,000	2.00%, due 1/28/2032	167,991 (j)
	$1,280,000	3.63%, due 3/27/2032	1,013,120 (e)
EUR	140,000	6.38%, due 9/18/2033	145,698 (j)
EUR	87,000	3.88%, due 10/29/2035	72,058 (j)
	$1,370,000	4.00%, due 2/14/2051	840,161 (e)
	2,666,000	4.00%, due 2/14/2051	1,635,964 (j)
		Saudi Government International Bonds
	1,645,000	3.25%, due 11/17/2051	954,100 (e)
	1,265,000	3.75%, due 1/21/2055	799,860 (e)
		Serbia International Bonds
EUR	350,000	3.13%, due 5/15/2027	335,363 (j)
EUR	200,000	1.00%, due 9/23/2028	166,122 (j)
		Slovenia Government Bonds
EUR	105,000	3.63%, due 3/11/2033	110,622 (j)
EUR	90,000	1.50%, due 3/25/2035	73,171 (j)
		South Africa Government Bonds
ZAR	48,062,846	8.00%, due 1/31/2030	2,267,690
ZAR	21,213,555	8.25%, due 3/31/2032	934,592
ZAR	9,479,631	8.50%, due 1/31/2037	375,574
		South Africa Government International Bonds
	$1,830,000	5.65%, due 9/27/2047	1,188,109
	1,055,000	5.75%, due 9/30/2049	684,347
		Spain Government Bonds
EUR	206,000	2.75%, due 10/31/2024	215,949 (j)
EUR	328,000	1.45%, due 10/31/2027	322,835 (j)
EUR	130,000	3.15%, due 4/30/2033	130,318 (j)
EUR	278,000	3.55%, due 10/31/2033	285,836 (j)
EUR	66,000	0.85%, due 7/30/2037	45,732 (j)
EUR	430,000	0.85%, due 7/30/2037	297,951 (j)
EUR	91,000	3.90%, due 7/30/2039	91,671 (j)
EUR	29,000	1.00%, due 7/30/2042	17,570 (j)
		Sri Lanka Government International Bonds
	$302,000	6.85%, due 3/14/2024	155,305 (j)(p)
	200,000	6.35%, due 6/28/2024	102,964 (j)(p)
	200,000	Turkiye Ihracat Kredi Bankasi AS, 9.00%, due 1/28/2027	200,003 (e)
		Ukraine Government International Bonds
	200,000	8.99%, due 2/1/2026	60,666 (j)
	4,140,000	7.25%, due 3/15/2035	1,034,851 (e)
GBP	137,657	United Kingdom Gilt, 4.00%, due 10/22/2063	140,654 (j)
	$1,230,000	Uruguay Government International Bonds, 5.10%, due 6/18/2050	1,063,431
	1,295,300	Venezuela Government International Bonds, 8.25%, due 10/13/2024	217,895 (j)(p)
Total Foreign Government Securities (Cost $156,131,123)			128,283,437
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)		Value

Convertible Bonds 0.0%(k)
Media 0.0%(k)
$735,000	DISH Network Corp., 3.38%, due 8/15/2026 (Cost $698,916)	$376,688

Municipal Notes 0.8%
California 0.2%
1,370,000	Bay Area Toll Authority Toll Bridge Revenue (Build America Bonds), Series 2010-S1, 7.04%, due 4/1/2050	1,541,823
1,370,000	California State General Obligation (Build America Bonds), Series 2010, 7.63%, due 3/1/2040	1,559,024
2,055,000	California State University Refunding Revenue, Series 2020-B, 2.98%, due 11/1/2051	1,223,874
2,120,000	Foothill-Eastern Transportation Corridor Agency Toll Road Revenue Refunding, Series 2019-A, (AGM Insured), 3.92%, due 1/15/2053	1,443,916
1,105,000	Los Angeles Community College District General Obligation (Build America Bonds), Series 2010, 6.75%, due 8/1/2049	1,187,805
1,710,000	University of California Regents Medical Center Pooled Revenue, Series 2020-N, 3.01%, due 5/15/2050	1,014,296
		7,970,738
Massachusetts 0.0%(k)
1,060,000	Massachusetts State Education Financing Authority Revenue Refunding, Series 2018-A, 4.08%, due 7/1/2027	1,002,946
Michigan 0.0%(k)
1,770,000	Michigan Finance Authority Hospital Revenue Refunding (Trinity Health Credit Group), Series 2019-T, 3.38%, due 12/1/2040	1,286,427
Nevada 0.0%(k)
2,055,000	Clark County Nevada General Obligation (Las Vegas Convention & Visitors Authority), Series 2019-D, 3.23%, due 7/1/2044	1,351,834
New Jersey 0.0%(k)
695,000	Atlantic City General Obligation Refunding, Series 2018, 4.29%, due 9/1/2026	666,470
545,000	New Jersey State Housing & Mortgage Finance Agency Revenue Refunding (Single Family Housing), Series 2018-BB, 3.80%, due 10/1/2032	513,873
		1,180,343
New York 0.1%
2,740,000	New York State Dormitory Authority Revenue Non State Supported Debt Refunding (New York University), Series 2020-B, 2.69%, due 7/1/2040	1,830,546
Ohio 0.2%
2,055,000	Highland Local School District General Obligation Refunding, Series 2020, 3.19%, due 12/1/2049	1,327,902
2,055,000	JobsOhio Beverage Systems Statewide Liquor Profits Revenue Refunding, Series 2020-A, 2.83%, due 1/1/2038	1,505,671
2,230,000	Ohio State Turnpike Commission Junior Lien Revenue Refunding (Infrastructure Project), Series 2020-A, 3.22%, due 2/15/2048	1,437,029
2,055,000	Ohio University General Receipt Athens Refunding Revenue, Series 2020, 2.91%, due 12/1/2043	1,320,165
		5,590,767
Pennsylvania 0.1%
2,055,000	Commonwealth Financing Authority Revenue Refunding, Series 2020-C, 3.53%, due 6/1/2042	1,517,124
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Principal Amount(a)		Value

Texas 0.2%
$2,125,000	Central Texas Turnpike System First Tier Revenue Refunding, Series 2020-C, 3.03%, due 8/15/2041	$1,396,292
1,710,000	Dallas Area Rapid Transit Sales Tax Revenue Refunding, Series 2020-C, 2.82%, due 12/1/2042	1,152,072
2,055,000	Grand Parkway Transportation Corp. System Subordinated Tier Toll Revenue Refunding, Series 2020-B, 3.24%, due 10/1/2052	1,264,828
1,410,000	Texas State Private Activity Bond Surface Transportation Corp. Senior Lien Revenue Refunding (North Tarrant Express Managed Lanes Project), Series 2019-B, 3.92%, due 12/31/2049	1,005,522
		4,818,714
Utah 0.0%(k)
2,055,000	Utah State Transit Authority Sales Tax Revenue Refunding, Series 2020, 2.77%, due 12/15/2038	1,419,807

Total Municipal Notes (Cost $41,231,451)		27,969,246
Number of Shares

Common Stocks 0.0%(k)
Real Estate Management & Development 0.0%(k)
4,493	GTT Communications, Inc. (Cost $121,311)	49,423 *
Closed-End Funds 0.0%(k)
Investment Companies 0.0%(k)(r)
634,993	Neuberger Berman Global Monthly Income Fund Ltd. (Cost $871,714)	578,674
Exchange-Traded Funds 1.8%
394,254	iShares iBoxx High Yield Corporate Bond ETF	28,611,013
1,363,017	SPDR Portfolio High Yield Bond ETF	30,081,785
Total Exchange-Traded Funds (Cost $59,321,045)		58,692,798

Short-Term Investments 3.9%
Investment Companies 3.9%
131,318,868	State Street Institutional U.S. Government Money Market Fund Premier Class, 5.30%(s) (Cost $131,318,868)	131,318,868
Total Investments 115.2% (Cost $4,230,723,982)		3,838,485,414
Liabilities Less Other Assets (15.2)%		(507,712,468)(t)(u)
Net Assets 100.0%		$3,330,772,946

*	Non-income producing security.
(a)	Principal amount is stated in the currency in which the security is denominated.
(b)	Rate shown was the discount rate at the date of purchase.
(c)
Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only"
holding.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
(d)	Variable or floating rate security. The interest rate shown was the current rate as of October 31, 2023 and changes periodically.
(e)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2023, these securities amounted to $915,731,018, which represents 27.5% of net assets of the Fund.

(f)
Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of
October 31, 2023.

(g)	All or a portion of this security was purchased on a delayed delivery basis.
(h)
TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities
(excluding forward sales contracts, if any) at October 31, 2023 amounted to $577,407,407, which represents 17.3% of net assets of the Fund.

(i)	Value determined using significant unobservable inputs.
(j)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at October 31, 2023 amounted to $141,977,862, which represents 4.3% of net assets of the
Fund.

(k)	Represents less than 0.05% of net assets of the Fund.
(l)
Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of
October 31, 2023.

(m)	Payment-in-kind (PIK) security.
(n)	Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.
(o)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date shown reflects the next call date.
(p)	Defaulted security.
(q)	Index-linked bond whose principal amount adjusts according to a government retail price index.
(r)	Affiliated company as defined under the Investment Company Act of 1940, as amended (see Note A of the Notes to Financial Statements).
(s)	Represents 7-day effective yield as of October 31, 2023.
(t)	Includes the impact of the Fund’s open positions in derivatives at October 31, 2023.
(u)	As of October 31, 2023, the value of unfunded note commitments was $1,580,000 for the Fund (see Note A of the Notes to Financial Statements)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$3,152,449,266	94.7%
Cayman Islands	132,971,315	4.0%
United Kingdom	73,915,745	2.2%
Germany	27,953,496	0.8%
France	27,132,676	0.8%
Mexico	26,390,404	0.8%
Netherlands	18,760,551	0.6%
Spain	17,281,672	0.5%
Switzerland	15,146,914	0.5%
Italy	14,875,084	0.5%
Romania	14,595,563	0.4%
Brazil	13,240,335	0.4%
Canada	12,684,397	0.4%
Indonesia	12,391,556	0.4%
Luxembourg	9,790,858	0.3%
Colombia	9,153,043	0.3%
Australia	7,482,534	0.2%
Peru	7,331,168	0.2%
Ireland	7,082,576	0.2%
Sweden	6,864,772	0.2%
South Africa	6,385,786	0.2%
Poland	5,958,129	0.2%
Oman	4,766,530	0.1%
Hungary	4,759,361	0.1%
Chile	4,367,618	0.1%
Dominican Republic	4,184,497	0.1%
Panama	3,978,211	0.1%
Cote D'Ivoire	3,931,255	0.1%
Angola	3,862,503	0.1%
Ukraine	3,748,962	0.1%
Bermuda	3,462,794	0.1%
Jersey	3,315,627	0.1%
Supranational	2,884,888	0.1%
United Arab Emirates	2,566,481	0.1%
Hong Kong	2,471,110	0.1%
Portugal	2,462,305	0.1%
Finland	2,435,136	0.1%
Israel	2,398,871	0.1%
Egypt	2,330,560	0.1%
Korea	2,127,684	0.1%
China	2,047,053	0.1%
Macau	1,827,930	0.1%
Austria	1,810,707	0.1%
Zambia	1,778,817	0.1%
Saudi Arabia	1,753,960	0.1%
Qatar	1,640,120	0.1%
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
POSITIONS BY COUNTRY (cont’d)
Country	Investments at Value	Percentage of Net Assets
Paraguay	$1,611,518	0.1%
Other countries, each representing less than 0.05% of net assets of the Fund	14,804,208	0.0%
Short-Term Investments and Other Liabilities—Net	(376,393,600)	(11.3)%
	$3,330,772,946	100.0%
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Derivative Instruments
Futures contracts ("futures")
At October 31, 2023, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2023	84	Australian Bond, 10 Year	$5,767,860	$(353,102)
12/2023	285	Euro-Bobl	35,068,247	(243,828)
12/2023	165	Euro-BTP	19,242,929	77,176
12/2023	11	Euro-Bund	1,501,328	(42,041)
12/2023	7	Euro-Buxl Bond, 30 Year	891,915	(76,135)
12/2023	517	Euro-Schatz	57,534,706	(128,335)
12/2023	351	Government of Canada Bond, 2 Year	25,834,916	(33,522)
12/2023	78	Long Gilt	8,832,038	(127,493)
12/2023	2,366	U.S. Treasury Note, 10 Year	251,202,656	(5,921,094)
12/2023	532	U.S. Treasury Note, 2 Year	107,688,438	(396,233)
12/2023	8,367	U.S. Treasury Note, 5 Year	874,155,403	(10,354,443)
Total Long Positions			$1,387,720,436	$(17,599,050)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
12/2023	245	Euro-Bobl	$(30,146,388)	$240,562
12/2023	154	Euro-BTP	(17,960,067)	800,549
12/2023	139	Euro-Bund	(18,971,325)	512,610
12/2023	10	Euro-Oat	(1,304,532)	23,394
12/2023	736	Euro-Schatz	(81,906,273)	(157,044)
12/2023	108	Government of Canada Bond, 10 Year	(8,950,741)	293,379
12/2023	117	Long Gilt	(13,248,057)	197,346
12/2023	1,181	U.S. Treasury Long Bond	(129,245,688)	9,497,696
12/2023	326	U.S. Treasury Note, Ultra 10 Year	(35,477,969)	1,161,014
12/2023	2,332	U.S. Treasury Ultra Bond	(262,495,750)	22,886,227
3/2024	35	ICE SONIA Index, 3 Months	(10,072,049)	(4,364)
Total Short Positions			$(609,778,839)	$35,451,369
Total Futures				$17,852,319
For the year ended October 31, 2023, the average notional value for the months where the Fund had futures outstanding was $633,942,532 for long positions and $(615,442,872) for short positions.
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Forward foreign currency contracts ("forward FX contracts")
At October 31, 2023, open forward FX contracts for the Fund were as follows:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
BRL	5,995,905	USD	1,185,547	CITI	11/3/2023	$3,704
BRL	5,995,905	USD	1,187,574	GSI	11/3/2023	1,677
BRL	1,216,432	USD	236,963	GSI	12/4/2023	3,398
BRL	3,151,637	USD	607,631	JPM	12/4/2023	15,117
BRL	5,995,905	USD	1,173,672	CITI	1/25/2024	4,212
USD	230,096	BRL	1,165,103	CITI	1/25/2024	1,213
CLP	362,783,226	USD	385,403	JPM	12/20/2023	18,800
CLP	315,518,837	USD	337,977	JPM	12/20/2023	13,564
USD	1,277,954	CLP	1,145,264,166	CITI	12/20/2023	1,935
USD	2,113,950	CNH	15,370,048	GSI	12/20/2023	13,515
COP	509,390,700	USD	112,851	GSI	12/20/2023	9,593
COP	913,598,495	USD	214,072	GSI	12/20/2023	5,533
USD	627,111	COP	2,507,190,755	CITI	12/20/2023	24,448
USD	183,904	COP	739,975,715	GSI	12/20/2023	6,033
USD	611,652	COP	2,527,815,563	GSI	12/20/2023	4,031
CZK	17,418,938	EUR	706,708	CITI	11/21/2023	1,318
CZK	6,135,944	EUR	248,795	CITI	11/21/2023	621
CZK	10,941,192	EUR	441,587	GSI	11/21/2023	3,275
CZK	28,419,186	EUR	1,151,273	JPM	11/21/2023	3,981
EUR	251,678	CZK	6,183,442	CITI	11/21/2023	388
EUR	619,568	CZK	15,035,235	JPM	11/21/2023	8,995
EUR	465,157	CZK	11,286,052	JPM	11/21/2023	6,841
EUR	854,188	CZK	21,008,761	JPM	12/20/2023	1,990
EUR	383,579	USD	403,476	CITI	11/3/2023	2,406
EUR	239,219	USD	252,658	CITI	11/3/2023	470
EUR	167,444	USD	177,166	CITI	11/3/2023	14
EUR	480,469	USD	505,877	GSI	11/3/2023	2,527
EUR	1,090,499	USD	1,150,098	JPM	11/3/2023	3,805
EUR	48,348	USD	51,051	BCB	12/5/2023	175
EUR	610,967	USD	647,176	JPM	12/5/2023	154
EUR	22,539	USD	23,894	GSI	1/18/2024	42
USD	2,173,144	EUR	2,044,562	CITI	11/2/2023	9,793
USD	625,855	EUR	589,916	CITI	11/3/2023	1,640
USD	150,136	EUR	141,588	CITI	11/3/2023	316
USD	556,051	EUR	523,795	JPM	11/3/2023	1,802
USD	616,868	EUR	582,161	JPM	11/3/2023	859
USD	76,186	EUR	71,894	JPM	11/3/2023	112
USD	177,794	EUR	167,999	JPM	11/3/2023	27
USD	5,332,802	EUR	4,998,900	JPM	11/30/2023	37,542
USD	2,182,189	EUR	2,044,562	CITI	12/4/2023	16,067
USD	76,759	EUR	72,376	CITI	12/5/2023	76
USD	255,154	EUR	240,284	GSI	12/5/2023	569
USD	153,695	EUR	143,942	JPM	12/5/2023	1,186
USD	1,777,445	EUR	1,669,450	GSI	1/18/2024	4,455
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
USD	79,402,735	EUR	74,573,504	SG	1/18/2024	$204,137
USD	3,052,852	EUR	2,867,179	SG	1/18/2024	7,849
USD	155,431	GBP	126,880	GSI	11/30/2023	1,190
USD	4,451,498	GBP	3,627,146	GSI	1/18/2024	40,060
USD	479,985	GBP	394,123	GSI	1/18/2024	642
USD	16,481,607	GBP	13,424,324	SG	1/18/2024	154,562
USD	483	GBP	393	SG	1/18/2024	5
HUF	271,363,150	EUR	689,684	GSI	11/14/2023	19,211
HUF	71,943,286	EUR	183,546	GSI	11/14/2023	4,354
HUF	73,033,336	EUR	186,472	GSI	11/14/2023	4,267
HUF	73,033,335	EUR	186,651	GSI	11/14/2023	4,077
HUF	479,977,090	EUR	1,227,462	HSBC	11/14/2023	25,961
HUF	72,669,986	EUR	186,258	HSBC	11/14/2023	3,489
HUF	463,069,784	EUR	1,186,185	JPM	11/14/2023	22,971
HUF	270,624,601	EUR	688,926	JPM	11/14/2023	17,974
HUF	53,410,662	EUR	133,614	JPM	11/14/2023	6,038
HUF	365,888,271	EUR	949,901	JPM	11/14/2023	4,755
HUF	182,473,338	EUR	474,789	SCB	11/14/2023	1,248
USD	237,204	IDR	3,696,347,284	GSI	12/20/2023	5,337
USD	1,202,310	IDR	18,509,557,030	JPM	12/20/2023	41,233
USD	1,319,649	ILS	5,026,710	GSI	11/21/2023	75,107
USD	777,069	ILS	2,982,856	GSI	11/21/2023	38,556
USD	266	ILS	1,020	GSI	11/21/2023	14
USD	1,300,691	KRW	1,750,027,235	CITI	12/20/2023	3,739
USD	707,077	KRW	951,601,037	GSI	12/20/2023	1,842
USD	707,605	KRW	954,459,421	JPM	12/20/2023	251
KZT	194,430,837	USD	391,603	JPM	12/28/2023	16,198
MXN	11,374,964	USD	625,059	GSI	12/20/2023	994
MXN	1,934,701	USD	104,732	SCB	12/20/2023	1,750
USD	774,626	MXN	13,619,864	GSI	12/20/2023	25,019
USD	574,518	MXN	9,989,003	MS	12/20/2023	24,745
PLN	2,534,195	EUR	538,870	GSI	11/20/2023	30,939
PLN	2,760,352	EUR	618,223	GSI	11/20/2023	596
PLN	3,221,316	EUR	692,934	JPM	11/20/2023	30,905
PLN	2,339,022	EUR	514,269	CITI	12/20/2023	9,152
PLN	1,084,335	EUR	242,106	CITI	12/20/2023	320
PLN	2,304,111	EUR	501,736	GSI	12/20/2023	14,166
PLN	2,339,023	EUR	511,074	GSI	12/20/2023	12,541
PLN	483,900	EUR	107,698	GSI	12/20/2023	509
RON	222,524	EUR	44,621	JPM	11/20/2023	143
USD	719,579	SGD	980,700	CITI	1/22/2024	677
THB	26,082,820	USD	713,288	GSI	12/20/2023	15,512
USD	1,265,297	TWD	40,448,872	CITI	1/12/2024	13,248
USD	107,046	UYU	4,064,546	CITI	11/10/2023	5,458
USD	102,713	UYU	3,905,153	CITI	11/10/2023	5,109
USD	398,744	UYU	15,263,520	HSBC	11/10/2023	17,251
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
USD	379,773	UYU	14,659,255	HSBC	11/10/2023	$13,384
ZAR	20,274,069	USD	1,076,826	CITI	11/6/2023	10,616
ZAR	20,307,864	USD	1,064,737	CITI	12/20/2023	20,354
ZAR	3,716,912	USD	193,174	CITI	12/20/2023	5,429
ZAR	10,098,802	USD	534,074	GSI	12/20/2023	5,526
ZAR	14,320,881	USD	735,459	JPM	12/20/2023	29,736
ZAR	4,827,599	USD	247,335	JPM	12/20/2023	10,613
ZAR	9,702,771	USD	510,457	JPM	12/20/2023	7,982
ZAR	875,059	USD	45,123	JPM	12/20/2023	1,633
Total unrealized appreciation						$1,257,593
BRL	411,713	USD	82,604	GSI	12/4/2023	(1,252)
BRL	2,751,765	USD	546,355	SCB	1/25/2024	(5,775)
USD	1,185,360	BRL	5,995,905	CITI	11/3/2023	(3,891)
USD	1,185,547	BRL	5,995,905	GSI	11/3/2023	(3,704)
USD	294,845	BRL	1,498,932	GSI	12/4/2023	(1,337)
USD	632,310	BRL	3,214,228	GSI	12/4/2023	(2,806)
USD	306,700	BRL	1,560,112	JPM	12/4/2023	(1,571)
CLP	1,145,627,697	USD	1,282,898	CITI	12/20/2023	(6,474)
USD	717,491	CLP	678,913,221	JPM	12/20/2023	(38,933)
COP	3,937,762,267	USD	957,359	CITI	12/20/2023	(10,824)
DKK	6,278,370	USD	899,557	CITI	1/18/2024	(5,475)
EUR	1,046,276	CZK	25,897,612	CITI	11/21/2023	(6,642)
EUR	445,136	CZK	10,966,414	JPM	11/21/2023	(602)
EUR	525,290	CZK	12,994,474	GSI	12/20/2023	(2,001)
EUR	1,199,426	HUF	464,242,144	CITI	11/14/2023	(12,191)
EUR	246,788	HUF	99,039,774	CITI	11/14/2023	(12,227)
EUR	125,014	HUF	48,721,965	GSI	11/14/2023	(2,195)
EUR	581,623	HUF	227,833,272	GSI	11/14/2023	(13,406)
EUR	249,036	HUF	100,546,956	GSI	11/14/2023	(14,009)
EUR	682,215	HUF	270,293,435	GSI	11/14/2023	(24,164)
EUR	684,301	HUF	271,585,183	GSI	11/14/2023	(25,523)
EUR	164,122	HUF	63,822,080	JPM	11/14/2023	(2,491)
EUR	679,963	HUF	265,476,939	JPM	11/14/2023	(13,248)
EUR	437,743	PLN	2,023,150	GSI	11/20/2023	(16,714)
EUR	553,152	PLN	2,561,394	JPM	11/20/2023	(22,272)
EUR	529,714	PLN	2,460,948	JPM	11/20/2023	(23,247)
EUR	692,502	PLN	3,198,265	JPM	11/20/2023	(25,890)
EUR	76,445	PLN	355,812	CITI	12/20/2023	(3,286)
EUR	491,590	PLN	2,279,582	JPM	12/20/2023	(19,111)
EUR	2,044,562	USD	2,179,401	CITI	11/2/2023	(16,049)
EUR	239,998	USD	254,166	CITI	11/3/2023	(214)
EUR	404,680	USD	430,582	CITI	12/5/2023	(1,816)
EUR	582,161	USD	617,674	JPM	12/5/2023	(864)
EUR	1,212,535	USD	1,293,593	CITI	1/18/2024	(5,856)
EUR	7,403,437	USD	7,898,357	CITI	1/18/2024	(35,754)
EUR	173,592	USD	184,577	GSI	1/18/2024	(219)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
EUR	484,862	USD	515,655	GSI	1/18/2024	$(721)
EUR	2,645,517	USD	2,822,348	GSI	1/18/2024	(12,755)
EUR	451,511	USD	479,982	SG	1/18/2024	(468)
USD	300,117	EUR	285,478	CITI	11/3/2023	(1,959)
USD	99,705	EUR	94,393	GSI	11/3/2023	(176)
USD	152,089	EUR	143,984	JPM	11/3/2023	(266)
USD	51,601	EUR	48,712	JPM	12/5/2023	(10)
USD	657,935	EUR	621,264	SG	1/18/2024	(1,860)
GBP	2,065,395	USD	2,542,222	CITI	1/18/2024	(30,230)
GBP	720,245	USD	886,603	GSI	1/18/2024	(10,621)
IDR	25,204,848,265	USD	1,638,636	CITI	12/20/2023	(57,574)
IDR	3,352,281,274	USD	213,453	JPM	12/20/2023	(3,170)
ILS	3,003,373	USD	801,712	CITI	11/21/2023	(58,120)
ILS	5,007,038	USD	1,332,847	GSI	11/21/2023	(93,175)
KRW	1,749,185,534	USD	1,326,088	GSI	12/20/2023	(29,760)
KRW	952,561,682	USD	709,403	JPM	12/20/2023	(3,456)
MXN	8,765,471	USD	504,064	CITI	12/20/2023	(21,632)
MXN	21,208,384	USD	1,208,915	CITI	12/20/2023	(41,651)
USD	13,597,615	MXN	251,611,831	SG	1/18/2024	(182,954)
USD	711,626	MYR	3,374,672	GSI	1/23/2024	(350)
PEN	995,528	USD	259,063	CITI	1/18/2024	(682)
RON	2,324,613	EUR	467,713	JPM	11/20/2023	(171)
THB	25,730,045	USD	719,249	CITI	12/20/2023	(306)
THB	45,120,785	USD	1,281,921	CITI	12/20/2023	(21,166)
USD	709,981	THB	25,733,972	GSI	12/20/2023	(9,072)
USD	1,233,488	THB	45,138,258	GSI	12/20/2023	(27,755)
USD	709,854	THB	26,085,668	JPM	12/20/2023	(19,026)
TWD	40,422,306	USD	1,267,527	CITI	1/12/2024	(16,301)
UYU	13,988,523	USD	350,765	CITI	11/10/2023	(1,140)
UYU	37,887,087	USD	991,809	CITI	11/10/2023	(44,868)
UYU	7,090,545	USD	177,886	JPM	11/10/2023	(667)
UYU	7,379,956	USD	185,147	JPM	11/10/2023	(694)
USD	1,047,880	ZAR	20,274,069	CITI	11/6/2023	(39,563)
USD	123,066	ZAR	2,329,383	CITI	12/20/2023	(1,398)
USD	1,072,897	ZAR	20,274,069	CITI	12/20/2023	(10,388)
USD	1,067,080	ZAR	20,346,755	CITI	12/20/2023	(20,089)
Total unrealized depreciation						$(1,146,227)
Total net unrealized appreciation						$111,366
For the year ended October 31, 2023, the average notional value for the months where the Fund had forward FX contracts outstanding was $245,805,671.
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Bond forward contracts ("bond forwards")
At October 31, 2023, bond forwards for the Fund were as follows:
Counterparty	Reference Entity	Notional Amount	Expiration Date	Unrealized Appreciation/ (Depreciation)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.13%	$2,500,000	04/15/2025	$2,706
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.13%	3,500,000	10/15/2025	3,808
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.13%	3,250,000	04/15/2026	4,543
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.13%	4,500,000	10/15/2026	9,156
Total unrealized appreciation				$20,213
GSI	U.S. Treasury Inflation-Indexed Bonds, 1.63%	7,200,000	10/15/2027	(2,808)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.88%	8,500,000	01/15/2029	(18,202)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.13%	1,285,000	01/15/2030	(1,548)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.13%	5,525,000	01/15/2031	(6,438)
GSI	U.S. Treasury Inflation-Indexed Bonds, 1.13%	5,900,000	01/15/2033	(40,614)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.75%	2,300,000	02/15/2042	(25,367)
GSI	U.S. Treasury Inflation-Indexed Bonds, 1.00%	2,000,000	02/15/2048	(27,941)
GSI	U.S. Treasury Inflation-Indexed Bonds, 1.50%	3,300,000	02/15/2053	(57,180)
Total unrealized depreciation				$(180,098)
Total net unrealized depreciation				$(159,885)
For the year ended October 31, 2023, the average notional value for the months where the Fund had bond forwards outstanding was $47,967,308.
Credit default swap contracts ("credit default swaps")
At October 31, 2023, the Fund had outstanding credit default swaps as follows:
Centrally Cleared Credit Default Swaps — Buy Protection

Clearinghouse	Reference Entity	Notional Amount		Financing Rate Paid by the Fund	Payment Frequency	Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE CC	iTraxx Europe Crossover Ser. 40 V.1	EUR	630,000	5.00%	3M	12/20/2028	$(24,997)	$11,998	$(3,890)	$(16,889)

Centrally Cleared Credit Default Swaps — Sell Protection

Clearinghouse	Reference Entity	Notional Amount		Financing Rate Received by the Fund	Payment Frequency	Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE CC	iTraxx Europe Crossover Ser. 39 V.2	EUR	29,471,534	5.00%	3M	6/20/2028	$1,127,179	$221,997	$181,906	$1,531,082
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Clearinghouse	Reference Entity	Notional Amount		Financing Rate Received by the Fund	Payment Frequency	Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE CC	CDX North America High Yield Index, Ser. 41.V2	USD	175,840,000	5.00%	3M	12/20/2028	$80,732	$(1,252,178)	$1,025,733	$(145,713)
Total							$1,207,911	$(1,030,181)	$1,207,639	$1,385,369

For the year ended October 31, 2023, the average notional value for the months where the Fund had credit default swaps outstanding was $44,396,517 for buy protection and $77,776,652 for sell protection.
Interest rate swap contracts ("interest rate swaps")
At October 31, 2023, the Fund had outstanding interest rate swaps as follows:
Centrally cleared interest rate swaps
Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
LCH	CAD	53,859,000	Pay	3M CDOR	4.85%	6M/6M	5/26/2025	$(223,175)	$(34,717)	$(257,892)
LCH	CAD	35,352,000	Pay	3M CDOR	4.91%	6M/6M	6/7/2025	(120,347)	(32,886)	(153,233)
LCH	CAD	29,996,000	Receive	3M CDOR	2.67%	6M/6M	2/17/2027	1,344,692	127,383	1,472,075
LCH	CAD	29,996,000	Pay	3M CDOR	2.67%	6M/6M	2/17/2027	(1,344,692)	(127,383)	(1,472,075)
LCH	CAD	1,528,000	Receive	CORRA	3.85%	6M/6M	10/25/2053	24,078	252	24,330
LCH	CAD	7,600,000	Receive	CORRA	3.92%	6M/6M	10/25/2053	59,165	1,186	60,351
LCH	EUR	2,000,000	Pay	6M EURIBOR	3.60%	1Y/6M	4/25/2025	(6,201)	37,055	30,854
LCH	EUR	517,947	Pay	6M EURIBOR	3.50%	1Y/6M	4/28/2025	(2,391)	9,579	7,188
LCH	EUR	4,700,708	Receive	EUROSTR	3.17%	1Y/1Y	5/5/2025	24,923	9,259	34,182
LCH	EUR	4,698,512	Pay	6M EURIBOR	3.43%	1Y/6M	5/5/2025	(25,843)	(7,189)	(33,032)
LCH	EUR	1,690,000	Pay	EUROSTR	3.24%	1Y/1Y	10/26/2026	6,696	(196)	6,500
LCH	EUR	373,000	Pay	EUROSTR	3.09%	1Y/1Y	10/26/2028	1,737	(53)	1,684
LCH	EUR	206,577	Receive	6M EURIBOR	0.05%	6M/1Y	4/13/2031	46,475	420	46,895
LCH	EUR	404,461	Pay	6M EURIBOR	2.22%	1Y/6M	8/30/2032	(35,582)	(1,347)	(36,929)
LCH	GBP	1,786,420	Receive	SONIA	4.79%	1Y/1Y	6/13/2028	(21,685)	2,672	(19,013)
LCH	GBP	3,576,556	Pay	SONIA	4.60%	1Y/1Y	9/14/2028	15,308	(3,455)	11,853
LCH	GBP	1,794,482	Pay	SONIA	4.50%	1Y/1Y	9/21/2028	(1,260)	(1,717)	(2,977)
LCH	NZD	43,330,308	Pay	3M BBR-FRA	5.56%	6M/3M	7/10/2025	(37,321)	351,559	314,238
LCH	NZD	43,066,000	Pay	3M BBR-FRA	5.73%	6M/3M	7/11/2025	30,049	363,093	393,142
LCH	NZD	45,155,000	Pay	3M BBR-FRA	5.68%	6M/3M	9/26/2025	31,991	(908)	31,083
CME	USD	5,816,000	Pay	USDSOFR	4.30%	1Y/1Y	10/26/2053	(4,199)	(986)	(5,185)
CME	USD	1,152,000	Pay	USDSOFR	4.30%	1Y/1Y	10/27/2053	(256)	(162)	(418)
Total								$(237,838)	$691,459	$453,621
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Inflation swap contracts ("inflation swaps")
At October 31, 2023, the Fund had outstanding inflation swaps as follows:
Centrally cleared inflation swaps
Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
LCH	EUR	1,600,000	Receive	FRCPXTOB	0.95%	T/T	4/15/2024	$218,621	$(48,720)	$169,901
LCH	EUR	1,600,000	Pay	CPTFEMU	1.15%	T/T	4/15/2024	(300,887)	59,227	(241,660)
LCH	EUR	670,000	Receive	CPTFEMU	1.42%	T/T	4/15/2031	167,435	(30,548)	136,887
Total								$85,169	$(20,041)	$65,128
At October 31, 2023, the Fund had $17,044,579 deposited in a segregated account to cover margin requirements for centrally cleared swaps.
For the year ended October 31, 2023, the average notional value for the months where the Fund had interest rate swaps and inflation rate swaps outstanding was $37,259,882 when the Fund paid the fixed rate and $84,374,429 when the Fund received the fixed rate.
Total return swap contracts ("total return swaps")
At October 31, 2023, the Fund had outstanding total return swaps as follows:
Over-the-counter total return swaps—Long(a)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
GSI	iShares iBoxx $ High Yield Corp. Bond ETF	USD	63,796,287	11/23/2023	4.35%	(1.00)%	SOFR	T/T	$(1,848,132)	$109,446	$(1,738,686)
GSI	iShares iBoxx $ Investment Grade Corporate Bond ETF	USD	71,154,583	12/20/2023	5.35%	—%	SOFR	T/3M	(3,390,417)	(463,192)	(3,853,609)
Total									$(5,238,549)	$(353,746)	$(5,592,295)

(a)	The Fund pays a specified rate based on a reference rate plus or minus a spread, and receives the total return on the reference entity.
(b)	Effective rate at October 31, 2023.
For the year ended October 31, 2023, the average notional value for the months where the Fund had total return swaps outstanding was $100,479,786 for long positions.
At October 31, 2023, the Fund had cash collateral of $379,000 and $6,240,000 deposited in segregated accounts for Citibank, N.A. and Goldman Sachs International, respectively, and cash collateral of $60,000 received from JPMorgan Chase Bank N.A. to cover collateral requirements on over-the-counter derivatives.
Purchased option contracts ("options purchased")
At October 31, 2023, the Fund did not have any outstanding options purchased.
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
Written option contracts ("options written")
At October 31, 2023, the Fund did not have any outstanding options written.
For the year ended October 31, 2023, the average market value for the months where the Fund had options purchased and options written outstanding was $66,072 and $(32,053), respectively.
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3(a)	Total
Investments:
U.S. Treasury Obligations	$—	$220,871,745	$—	$220,871,745
U.S. Government Agency Securities	—	2,090,478	—	2,090,478
Mortgage-Backed Securities#	—	2,055,645,234	—	2,055,645,234
Asset-Backed Securities	—	270,532,976	43,520	270,576,496
Corporate Bonds#	—	941,177,730	—	941,177,730
Loan Assignments#	—	854,597	—	854,597
Foreign Government Securities	—	128,283,437	—	128,283,437
Convertible Bonds#	—	376,688	—	376,688
Municipal Notes#	—	27,969,246	—	27,969,246
Common Stocks#	—	49,423	—	49,423
Investment Companies	—	578,674	—	578,674
Exchange-Traded Funds	58,692,798	—	—	58,692,798
Short-Term Investments	—	131,318,868	—	131,318,868
Total Investments	$58,692,798	$3,779,749,096	$43,520	$3,838,485,414

#	The Schedule of Investments provides information on the industry, state/territory or sector categorization as well as a Positions by Country summary.
(a)	The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance as of 11/1/2022	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/2023	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/2023
Investments in Securities:
Asset-Backed Securities(1)	$—	$—	$(43)	$76	$—	$(354)	$365	$—	$44	$76
Loan Assignments(2)	520	—	(42)	57	—	(535)	—	—	—	—
Total	$520	$—	$(85)	$133	$—	$(889)	$365	$—	$44	$76
(1) Securities categorized as Level 3 were valued using a single quotation obtained from a dealer. The
Fund does not have access to significant unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

(2) At the beginning of the year, these investments were valued based on a single quotation obtained from a dealer.
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^  (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s derivatives as of October 31, 2023:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures@
Assets	$35,689,953	$—	$—	$35,689,953
Liabilities	(17,837,634)	—	—	(17,837,634)
Forward FX Contracts@
Assets	—	1,257,593	—	1,257,593
Liabilities	—	(1,146,227)	—	(1,146,227)
Bond Forwards@
Assets	—	20,213	—	20,213
Liabilities	—	(180,098)	—	(180,098)
Swaps
Assets	—	4,272,245	—	4,272,245
Liabilities	—	(7,977,311)	—	(7,977,311)
Total	$17,852,319	$(3,753,585)	$—	$14,098,734

@	Futures, forward FX contracts and bond forwards are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Statements of Assets and Liabilities
Neuberger Berman Income Funds

	Core Bond Fund	Emerging Markets Debt Fund	Floating Rate Income Fund	High Income Bond Fund
	October 31, 2023	October 31, 2023	October 31, 2023	October 31, 2023
Assets
Investments in securities, at value* (Notes A & F)— see Schedule of Investments:
Unaffiliated issuers(a)	$601,753,567	$139,661,650	$461,082,420	$690,794,918
Affiliated issuers(b)	—	—	—	—
	601,753,567	139,661,650	461,082,420	690,794,918
Cash	—	—	—	—
Foreign currency(c)	19,697	433,915	—	—
Cash collateral segregated for futures contracts (Note A)	1,436,193	803,022	—	—
Cash collateral segregated for centrally cleared swap contracts (Note A)	—	1,095,882	—	—
Cash collateral segregated for over-the-counter derivatives (Note A)	—	—	—	—
Dividends and interest receivable	4,304,981	2,300,575	3,026,082	11,379,155
Receivable for securities sold	10,294,344	626,724	8,162,773	5,488,770
Receivable for accumulated variation margin on futures contracts (Note A)	—	—	—	—
Receivable from Management—net (Note B)	—	10,356	—	—
Receivable for Fund shares sold	1,164,740	567,072	922,288	216,766
Receivable for accumulated variation margin on centrally cleared swap contracts(d)(e) (Note A)	—	—	—	—
Receivable for bond forward contracts	—	—	—	—
Receivable for forward foreign currency contracts (Note A)	—	1,023,977	—	—
Prepaid expenses and other assets	48,347	29,103	23,035	61,443
Total Assets	619,021,869	146,552,276	473,216,598	707,941,052
Liabilities
Over-the-counter swap contracts, at value (Note A)	—	89,223	—	—
Cash collateral segregated for over-the-counter derivatives due to broker (Note A)	—	120,000	—	—
Cash collateral segregated for futures contracts due to broker (Note A)	—	—	—	—
Payable to investment manager—net (Notes A & B)	96,235	66,763	152,960	283,519
Payable for securities purchased	4,145,353	711,845	24,027,291	4,572,804
Payable for Fund shares redeemed	1,483,563	171,321	1,366,308	1,513,870
Payable for accumulated variation margin on futures contracts (Note A)	578,657	165,949	—	—
Payable for bond forward contracts (Note A)	—	—	—	—
Payable for forward foreign currency contracts (Note A)	—	1,003,308	—	—
Payable for accumulated variation margin on centrally cleared swap contracts(d)(e) (Note A)	—	541,121	—	—
Payable to administrator—net (Note B)	46,579	—	19,650	91,417
Payable to trustees	3,367	3,367	3,367	3,367
Payable for audit fees	55,100	56,381	59,780	60,080
Payable for legal fees	24,948	24,948	24,948	24,948
Payable for shareholder servicing fees	7,300	929	2,491	9,785
Distributions payable	203,528	7,282	34,679	439,388
Accrued capital gains taxes (Note A)	—	5,812	—	—
Other accrued expenses and payables	85,266	63,498	138,025	130,527
Total Liabilities	6,729,896	3,031,747	25,829,499	7,129,705
Unfunded Commitments (Note A)	—	—	—	—
Net Assets	$612,291,973	$143,520,529	$447,387,099	$700,811,347

Net Assets consist of:
Paid-in capital	$756,848,486	$204,407,085	$507,063,645	$1,055,757,068
Total distributable earnings/(losses)	(144,556,513)	(60,886,556)	(59,676,546)	(354,945,721)
Net Assets	$612,291,973	$143,520,529	$447,387,099	$700,811,347
Net Assets
Investor Class	$9,437,638	$—	$—	$54,363,861
Trust Class	—	—	—	—
Institutional Class	556,389,621	142,279,357	426,902,729	497,239,675
Class A	20,972,377	414,373	14,814,591	12,285,262
Class C	2,464,602	826,799	5,669,779	2,478,701
Class R3	—	—	—	1,470,891
Class R6	23,027,735	—	—	116,414,503
Class E	—	—	—	16,558,454

See Notes to Financial Statements

Municipal High Income Fund	Municipal Impact Fund	Municipal Intermediate Bond Fund	Short Duration Bond Fund	Strategic Income Fund
October 31, 2023	October 31, 2023	October 31, 2023	October 31, 2023	October 31, 2023

$62,928,510	$68,141,760	$177,492,825	$165,100,830	$3,837,906,740
—	—	—	—	578,674
62,928,510	68,141,760	177,492,825	165,100,830	3,838,485,414
87,155	63,651	45,119	—	199,172
—	—	—	—	9,087,031
—	—	—	358,932	—
—	—	—	—	17,044,579
—	—	—	—	6,619,000
974,247	915,825	2,292,271	1,028,944	27,064,961
1,086,770	255,072	40,000	106,572	92,290,321
—	—	—	265,006	17,852,319
13,892	13,329	—	7,904	—
29	65,906	841,906	75,946	5,850,941
—	—	—	—	1,887,229
—	—	—	—	20,213
—	—	—	—	1,257,593
22,337	20,260	35,326	48,767	139,038
65,112,940	69,475,803	180,747,447	166,992,901	4,017,797,811

—	—	—	—	5,592,295
—	—	—	—	60,000
—	—	—	—	7,211,883
22,134	14,934	21,137	23,802	1,127,522
1,257,695	—	3,432,539	981,090	653,976,203
182,403	73,900	1,145,457	230,121	14,934,999
—	—	—	—	—
—	—	—	—	180,098
—	—	—	—	1,146,227
—	—	—	—	—
—	—	2,751	—	448,700
3,367	3,367	3,367	3,367	3,367
51,680	52,470	54,670	58,170	67,880
26,877	24,948	24,948	24,948	24,948
985	10,750	2,063	5,222	12,707
2,040	13,708	108,666	6,299	1,944,585
—	—	—	—	1,622
14,563	14,894	20,200	35,544	291,829
1,561,744	208,971	4,815,798	1,368,563	687,024,865
—	—	—	—	—
$63,551,196	$69,266,832	$175,931,649	$165,624,338	$3,330,772,946

$86,206,921	$78,036,729	$196,960,322	$187,513,724	$3,956,854,772
(22,655,725)	(8,769,897)	(21,028,673)	(21,889,386)	(626,081,826)
$63,551,196	$69,266,832	$175,931,649	$165,624,338	$3,330,772,946

$—	$—	$8,251,929	$15,509,138	$—
—	—	—	1,879,629	6,449,601
62,628,502	69,096,859	163,984,852	142,098,900	2,740,735,213
871,923	129,504	3,355,007	5,260,407	121,633,803
50,771	40,469	339,861	876,264	40,547,531
—	—	—	—	—
—	—	—	—	421,406,798
—	—	—	—	—

Statements of Assets and Liabilities  (cont’d)
Neuberger Berman Income Funds

	Core Bond Fund	Emerging Markets Debt Fund	Floating Rate Income Fund	High Income Bond Fund
	October 31, 2023	October 31, 2023	October 31, 2023	October 31, 2023
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,139,504	—	—	7,667,587
Trust Class	—	—	—	—
Institutional Class	67,052,172	22,180,389	46,061,506	70,062,905
Class A	2,535,805	64,680	1,597,678	1,732,081
Class C	297,659	129,079	611,906	348,998
Class R3	—	—	—	207,280
Class R6	2,774,205	—	—	16,380,560
Class E	—	—	—	2,331,568
Net Asset Value, offering and redemption price per share
Investor Class	$8.28	$—	$—	$7.09
Trust Class	—	—	—	—
Institutional Class	8.30	6.41	9.27	7.10
Class R3	—	—	—	7.10
Class R6	8.30	—	—	7.11
Class E	—	—	—	7.10
Net Asset Value and redemption price per share
Class A	$8.27	$6.41	$9.27	$7.09
Offering Price per share
Class A‡	$8.64	$6.69	$9.68	$7.40
Net Asset Value and offering price per share
Class C^	$8.28	$6.41	$9.27	$7.10
*Cost of Investments:
(a) Unaffiliated issuers	$666,284,796	$157,766,798	$474,586,118	$744,944,789
(b) Affiliated issuers	$—	$—	$—	$—
Total cost of investments	$666,284,796	$157,766,798	$474,586,118	$744,944,789
(c) Total cost of foreign currency	$20,824	$475,564	$—	$—
(d) Unamortized upfront receipts on centrally cleared swap contracts	$—	$—	$—	$—
(e) Unamortized upfront payments on centrally cleared swap contracts	$—	$—	$—	$—

‡	On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.
^	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See Notes to Financial Statements

Municipal High Income Fund	Municipal Impact Fund	Municipal Intermediate Bond Fund	Short Duration Bond Fund	Strategic Income Fund
October 31, 2023	October 31, 2023	October 31, 2023	October 31, 2023	October 31, 2023

—	—	794,249	2,228,529	—
—	—	—	283,328	707,493
7,372,924	4,500,012	15,798,126	20,427,541	300,549,426
102,725	8,430	323,508	793,410	13,325,432
5,971	2,635	32,756	132,081	4,446,535
—	—	—	—	—
—	—	—	—	46,253,677
—	—	—	—	—

$—	$—	$10.39	$6.96	$—
—	—	—	6.63	9.12
8.49	15.35	10.38	6.96	9.12
—	—	—	—	—
—	—	—	—	9.11
—	—	—	—	—

$8.49	$15.36	$10.37	$6.63	$9.13

$8.87	$16.04	$10.83	$6.80	$9.54

$8.50	$15.36	$10.38	$6.63	$9.12

$76,767,721	$75,378,648	$193,120,482	$174,119,851	$4,229,852,268
$—	$—	$—	$—	$871,714
$76,767,721	$75,378,648	$193,120,482	$174,119,851	$4,230,723,982
$—	$—	$—	$—	$8,841,522
$—	$—	$—	$—	$(24,997)
$—	$—	$—	$—	$1,207,911

Statements of Operations
Neuberger Berman Income Funds
	Core Bond Fund	Emerging Markets Debt Fund	Floating Rate Income Fund	High Income Bond Fund
	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2023
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$—	$—	$52,805	$—
Dividend income—affiliated issuers (Note F)	—	—	—	—
Interest and other income—unaffiliated issuers	25,834,190	8,941,592	41,306,216	56,685,978
Foreign taxes withheld	—	(66,758)	(15,842)	—
Total income	$25,834,190	$8,874,834	$41,343,179	$56,685,978
Expenses:
Investment management fees (Note B)	1,058,187	726,122	1,794,815	3,636,869
Administration fees (Note B):
Investor Class	27,741	—	—	160,026
Trust Class	—	—	—	—
Institutional Class	802,667	196,312	643,267	816,513
Class A	55,367	1,192	36,977	33,597
Class C	5,378	1,906	16,643	8,015
Class R3	—	—	—	3,834
Class R6	9,999	—	—	60,557
Distribution fees (Note B):
Investor Class	25,686	—	—	—
Trust Class	—	—	—	—
Class A	51,266	1,103	34,238	31,109
Class C	19,919	7,062	61,642	29,684
Class R3	—	—	—	7,099
Shareholder servicing agent fees:
Investor Class	13,231	—	—	23,818
Trust Class	—	—	—	—
Institutional Class	5,295	1,721	3,482	6,376
Class A	1,113	755	4,362	2,379
Class C	353	147	388	681
Class R3	—	—	—	441
Class R6	1,921	—	—	3,617
Class E	—	—	—	111
Audit fees	56,080	58,144	60,760	61,060
Custodian and accounting fees	182,364	189,949	366,321	184,231
Insurance	12,806	2,367	11,650	25,629
Legal fees	70,117	67,735	71,060	65,632
Registration and filing fees	118,392	57,987	83,374	141,929
Shareholder reports	30,904	5,521	27,534	51,281
Trustees' fees and expenses	47,207	46,318	47,050	47,857
Interest	1,539	7,814	2,002	1,484
Miscellaneous and other fees (Note A)	44,339	23,213	41,118	54,679
Total expenses	2,641,871	1,395,368	3,306,683	5,458,508

Expenses reimbursed by Management (Note B)	(261,507)	(347,081)	(474,856)	—
Investment management fees waived (Notes A & B)	—	—	—	(77,447)
Total net expenses	2,380,364	1,048,287	2,831,827	5,381,061
Net investment income/(loss)	$23,453,826	$7,826,547	$38,511,352	$51,304,917

See Notes to Financial Statements

Municipal High Income Fund	Municipal Impact Fund	Municipal Intermediate Bond Fund	Short Duration Bond Fund	Strategic Income Fund
For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2023

$17,293	$—	$—	$—	$3,236,272
—	—	—	—	115,723
3,133,647	1,874,318	5,251,063	8,852,241	169,030,636
—	—	—	—	(64,793)
$3,150,940	$1,874,318	$5,251,063	$8,852,241	$172,317,838

301,680	187,591	257,990	294,967	11,627,722

—	—	23,525	42,560	—
—	—	—	11,013	28,199
111,632	112,159	258,491	225,659	3,485,165
2,489	453	7,670	10,873	310,181
208	260	1,073	2,912	111,815
—	—	—	—	—
—	—	—	—	210,071

—	—	—	—	—
—	—	—	—	7,049
2,305	420	7,102	10,068	287,204
770	962	3,972	10,784	414,129
—	—	—	—	—

—	—	4,720	18,322	—
—	—	—	870	3,487
350	30,011	717	663	12,501
—	—	—	449	10,547
—	—	—	178	2,046
—	—	—	—	—
—	—	—	—	9,249
—	—	—	—	—
52,660	53,189	56,434	58,889	68,599
58,117	56,454	68,322	95,596	559,679
2,969	2,120	3,935	4,010	65,844
73,794	70,678	69,937	66,534	69,088
65,429	53,637	81,645	121,828	205,519
2,954	11,752	8,125	8,477	167,888
46,233	46,216	46,452	46,415	51,923
1,171	—	289	314	39,921
11,677	12,047	17,698	25,584	158,519
734,438	637,949	918,097	1,056,965	17,906,345

(349,524)	(311,257)	(331,242)	(395,079)	(125,933)
—	—	—	—	(4,859)
384,914	326,692	586,855	661,886	17,775,553
$2,766,026	$1,547,626	$4,664,208	$8,190,355	$154,542,285

Statements of Operations   (cont’d)
Neuberger Berman Income Funds

	Core Bond Fund	Emerging Markets Debt Fund	Floating Rate Income Fund	High Income Bond Fund
	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2023
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	(32,268,351)	(7,717,955)*	(8,231,631)	(62,387,085)
Transactions in investment securities of affiliated issuers	—	—	—	—
Settlement of bond forward contracts	—	—	—	—
Settlement of forward foreign currency contracts	—	257,737	—	—
Settlement of foreign currency transactions	—	(347,138)	—	—
Expiration or closing of futures contracts	(2,811,173)	(626,003)	—	—
Expiration or closing of option contracts written	—	—	—	—
Expiration or closing of swap contracts	—	(1,745,253)	—	608,152
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	4,346,766	12,186,447 **	18,994,429	43,654,147
Investment securities of affiliated issuers	—	—	—	—
Unfunded commitments	—	—	116,382	—
Forward foreign currency contracts	—	23,915	—	—
Bond forward contracts	—	—	—	—
Foreign currency translations	(165)	53,981	—	—
Futures contracts	(285,589)	(105,257)	—	—
Swap contracts	—	628,423	—	(142,659)
Net gain/(loss) on investments	(31,018,512)	2,608,897	10,879,180	(18,267,445)
Net increase/(decrease) in net assets resulting from operations	$(7,564,686)	$10,435,444	$49,390,532	$33,037,472

*	Net of foreign capital gains tax of $10,700 for Emerging Markets Debt and $8,554 for Strategic Income.
**	Change in accrued foreign capital gains tax amounted to $1,683 for Emerging Markets Debt and $530 for Strategic Income.
See Notes to Financial Statements

Municipal High Income Fund	Municipal Impact Fund	Municipal Intermediate Bond Fund	Short Duration Bond Fund	Strategic Income Fund
For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2023	For the Fiscal Year Ended October 31, 2023

(3,244,124)	(1,451,287)	(2,607,581)	(3,019,472)	(205,208,710)*
—	—	—	—	(159,393)
—	—	—	—	(4,339,659)
—	—	—	—	(5,233,771)
—	—	—	—	673,024
—	—	—	(1,528,272)	44,289,614
—	—	—	—	(357,879)
—	—	—	(9,303)	(5,380,085)

2,187,290	1,029,967	1,984,057	4,465,237	106,092,144 **
—	—	—	—	363,971
—	—	—	—	56,697
—	—	—	—	1,417,345
—	—	—	—	925,000
—	—	—	—	(269,134)
—	—	—	216,876	(7,077,597)
—	—	—	(36,023)	8,837,992
(1,056,834)	(421,320)	(623,524)	89,043	(65,370,441)
$1,709,192	$1,126,306	$4,040,684	$8,279,398	$89,171,844

Statements of Changes in Net Assets
Neuberger Berman Income Funds

	Core Bond Fund		Emerging Markets Debt Fund
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$23,453,826	$13,410,654	$7,826,547	$7,770,697
Net realized gain/(loss) on investments	(35,079,524)	(38,289,911)	(10,178,612)	(22,515,175)
Change in net unrealized appreciation/(depreciation) of investments	4,061,012	(73,297,988)	12,787,509	(24,770,821)
Net increase/(decrease) in net assets resulting from operations	(7,564,686)	(98,177,245)	10,435,444	(39,515,299)
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(393,987)	(310,920)	—	—
Institutional Class	(22,791,993)	(15,477,499)	(5,876,402)	(4,428,406)
Class A	(788,602)	(557,649)	(17,889)	(10,402)
Class C	(61,801)	(22,123)	(23,702)	(10,798)
Class R3	—	—	—	—
Class R6	(874,785)	(257,714)	—	—
Class E	—	—	—	—
Tax return of capital:
Institutional Class	—	—	(1,791,050)	(3,043,733)
Class A	—	—	(6,062)	(9,214)
Class C	—	—	(9,687)	(13,320)
Total distributions to shareholders	(24,911,168)	(16,625,905)	(7,724,792)	(7,515,873)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	416,677	462,325	—	—
Institutional Class	334,223,051	228,608,025	82,334,008	68,776,229
Class A	7,114,900	6,011,658	2,144,990	2,667,025
Class C	1,384,075	1,065,337	292,220	300,000
Class R3	—	—	—	—
Class R6	15,145,017	14,308,457	—	—
Class E	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	359,571	283,033	—	—
Institutional Class	21,185,808	11,553,595	7,604,828	7,304,857
Class A	674,131	455,907	20,246	17,518
Class C	50,130	18,332	32,488	23,375
Class R3	—	—	—	—
Class R6	711,539	219,665	—	—
Class E	—	—	—	—
Payments for shares redeemed:
Investor Class	(1,262,996)	(1,737,605)	—	—
Institutional Class	(182,291,343)	(298,964,723)	(54,089,808)	(148,406,249)
Class A	(4,457,769)	(6,107,309)	(2,261,230)	(2,616,538)
Class C	(370,196)	(712,142)	(160,978)	(114,271)
Class R3	—	—	—	—
Class R6	(4,638,750)	(7,068,898)	—	—
Class E	—	—	—	—
Net increase/(decrease) from Fund share transactions	188,243,845	(51,604,343)	35,916,764	(72,048,054)
Net Increase/(Decrease) in Net Assets	155,767,991	(166,407,493)	38,627,416	(119,079,226)
Net Assets:
Beginning of year	456,523,982	622,931,475	104,893,113	223,972,339
End of year	$612,291,973	$456,523,982	$143,520,529	$104,893,113
See Notes to Financial Statements

Floating Rate Income Fund		High Income Bond Fund		Municipal High Income Fund		Municipal Impact Fund
Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022

$38,511,352	$23,101,264	$51,304,917	$61,770,559	$2,766,026	$3,434,803	$1,547,626	$1,381,757
(8,231,631)	(6,172,560)	(61,778,933)	(89,872,514)	(3,244,124)	(4,872,927)	(1,451,287)	(70,735)
19,110,811	(33,323,346)	43,511,488	(121,453,402)	2,187,290	(20,543,117)	1,029,967	(10,991,494)
49,390,532	(16,394,642)	33,037,472	(149,555,357)	1,709,192	(21,981,241)	1,126,306	(9,680,472)

—	—	(3,912,388)	(3,384,722)	—	—	—	—
(37,155,416)	(22,090,942)	(36,794,477)	(46,156,941)	(2,763,460)	(3,497,105)	(1,548,819)	(1,559,238)
(1,140,711)	(528,872)	(806,084)	(721,772)	(30,903)	(27,328)	(2,851)	(1,850)
(464,956)	(261,530)	(166,823)	(167,684)	(1,977)	(2,273)	(890)	(351)
—	—	(86,966)	(72,812)	—	—	—	—
—	—	(8,303,539)	(11,218,293)	—	—	—	—
—	—	(1,194,583)	(790,659)	—	—	—	—

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
(38,761,083)	(22,881,344)	(51,264,860)	(62,512,883)	(2,796,340)	(3,526,706)	(1,552,560)	(1,561,439)

—	—	6,326,273	11,181,043	—	—	—	—
178,226,522	355,788,102	156,001,242	408,758,410	21,885,523	54,232,939	17,959,910	19,486,447
18,872,420	11,912,174	71,764,110	70,824,911	67,293	798,562	30,068	24,131
670,236	2,885,028	175,612	97,703	—	20,000	9,547	109,765
—	—	197,419	231,317	—	—	—	—
—	—	24,667,253	47,748,226	—	—	—	—
—	—	3,248,579	18,971,734	—	—	—	—

—	—	3,743,598	3,247,488	—	—	—	—
37,065,528	21,994,023	31,387,516	38,015,357	2,748,099	3,486,274	1,399,219	1,428,202
829,672	385,268	547,999	493,751	19,814	18,937	2,435	1,479
461,973	257,938	151,114	145,517	1,377	1,788	664	165
—	—	86,928	72,808	—	—	—	—
—	—	7,950,498	10,155,271	—	—	—	—
—	—	1,194,584	790,659	—	—	—	—

—	—	(16,046,203)	(14,782,590)	—	—	—	—
(243,239,468)	(236,710,863)	(294,507,544)	(791,144,930)	(45,222,574)	(93,314,750)	(26,584,059)	(16,783,301)
(16,327,823)	(10,841,358)	(72,978,744)	(72,708,092)	(154,659)	(683,590)	(38,440)	(2,487)
(2,280,722)	(2,079,157)	(936,932)	(1,315,299)	(46,340)	(116,770)	(97,346)	(25)
—	—	(149,428)	(445,486)	—	—	—	—
—	—	(45,471,539)	(275,234,470)	—	—	—	—
—	—	(2,040,221)	(2,449,421)	—	—	—	—
(25,721,662)	143,591,155	(124,687,886)	(547,346,093)	(20,701,467)	(35,556,610)	(7,318,002)	4,264,376
(15,092,213)	104,315,169	(142,915,274)	(759,414,333)	(21,788,615)	(61,064,557)	(7,744,256)	(6,977,535)

462,479,312	358,164,143	843,726,621	1,603,140,954	85,339,811	146,404,368	77,011,088	83,988,623
$447,387,099	$462,479,312	$700,811,347	$843,726,621	$63,551,196	$85,339,811	$69,266,832	$77,011,088

Statements of Changes in Net Assets (cont’d)
Neuberger Berman Income Funds

	Municipal Intermediate Bond Fund		Short Duration Bond Fund
	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended	Fiscal Year Ended
	October 31, 2023	October 31, 2022	October 31, 2023	October 31, 2022
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$4,664,208	$4,026,995	$8,190,355	$4,360,310
Net realized gain/(loss) on investments	(2,607,581)	(2,684,769)	(4,557,047)	(2,006,758)
Change in net unrealized appreciation/(depreciation) of investments	1,984,057	(25,692,636)	4,646,090	(13,111,482)
Net increase/(decrease) in net assets resulting from operations	4,040,684	(24,350,410)	8,279,398	(10,757,930)
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(213,210)	(253,002)	(758,158)	(552,055)
Trust Class	—	—	(103,521)	(76,230)
Institutional Class	(4,484,793)	(4,871,836)	(7,531,288)	(4,268,979)
Class A	(63,900)	(42,002)	(190,574)	(68,117)
Class C	(5,845)	(17,786)	(41,971)	(31,916)
Class R6	—	—	—	—
Tax return of capital:
Investor Class	—	(25,855)	—	(34,841)
Trust Class	—	—	—	(5,430)
Institutional Class	—	(465,089)	—	(261,331)
Class A	—	(4,867)	—	(4,861)
Class C	—	(2,790)	—	(3,178)
Class R6	—	—	—	—
Total distributions to shareholders	(4,767,748)	(5,683,227)	(8,625,512)	(5,306,938)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	12,987	269,071	419,213	1,261,353
Trust Class	—	—	329,096	173,745
Institutional Class	58,554,440	52,962,717	58,417,912	140,217,436
Class A	2,999,570	883,741	3,728,772	1,343,165
Class C	144,902	81,180	453,171	361,264
Class R6	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	168,261	235,557	726,610	562,175
Trust Class	—	—	103,444	81,607
Institutional Class	3,783,483	4,464,720	7,507,614	4,520,260
Class A	33,522	22,560	174,248	63,310
Class C	4,841	15,794	41,939	34,935
Class R6	—	—	—	—
Payments for shares redeemed:
Investor Class	(1,069,345)	(1,939,013)	(2,449,259)	(2,733,044)
Trust Class	—	—	(814,289)	(727,824)
Institutional Class	(52,838,121)	(98,700,280)	(71,129,639)	(73,597,796)
Class A	(1,847,807)	(431,143)	(1,507,005)	(307,587)
Class C	(245,450)	(1,092,185)	(831,996)	(572,666)
Class R6	—	—	—	—
Net increase/(decrease) from Fund share transactions	9,701,283	(43,227,281)	(4,830,169)	70,680,333
Net Increase/(Decrease) in Net Assets	8,974,219	(73,260,918)	(5,176,283)	54,615,465
Net Assets:
Beginning of year	166,957,430	240,218,348	170,800,621	116,185,156
End of year	$175,931,649	$166,957,430	$165,624,338	$170,800,621
See Notes to Financial Statements

Strategic Income Fund
Fiscal Year Ended	Fiscal Year Ended
October 31, 2023	October 31, 2022

$154,542,285	$108,466,045
(175,716,859)	(67,189,451)
110,346,418	(484,027,628)
89,171,844	(442,751,034)

—	—
(350,201)	(411,205)
(123,446,104)	(124,345,886)
(5,670,296)	(5,383,644)
(1,747,864)	(2,354,354)
(22,758,248)	(22,377,773)

—	—
(18,632)	(137,554)
(6,146,611)	(39,485,439)
(303,433)	(1,863,442)
(109,461)	(906,470)
(1,111,540)	(7,017,498)
(161,662,390)	(204,283,265)

—	—
652,144	230,713
1,593,369,123	1,058,782,584
51,845,268	37,052,686
10,263,927	4,426,167
77,476,984	77,169,442

—	—
359,088	531,731
109,093,955	129,532,034
4,510,212	4,813,690
1,662,278	2,880,610
23,628,880	29,255,762

—	—
(1,648,765)	(1,389,318)
(853,000,067)	(1,274,498,064)
(35,436,656)	(48,102,378)
(13,664,334)	(20,031,467)
(70,697,355)	(58,092,479)
898,414,682	(57,438,287)
825,924,136	(704,472,586)

2,504,848,810	3,209,321,396
$3,330,772,946	$2,504,848,810

Notes to Financial Statements Income Funds
Note A—Summary of Significant Accounting Policies:
1
General: Neuberger Berman Income Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Each of Neuberger Berman Core Bond Fund ("Core Bond"), Neuberger Berman Emerging Markets Debt Fund ("Emerging Markets Debt"), Neuberger Berman Floating Rate Income Fund ("Floating Rate Income"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Municipal High Income Fund ("Municipal High Income"), Neuberger Berman Municipal Impact Fund ("Municipal Impact"), Neuberger Berman Municipal Intermediate Bond Fund ("Municipal Intermediate Bond"), Neuberger Berman Short Duration Bond Fund ("Short Duration") and Neuberger Berman Strategic Income Fund ("Strategic Income") (each individually a "Fund," and collectively, the "Funds") is a separate operating series of the Trust. Each Fund is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. Emerging Markets Debt became diversified in March 2022. Four Funds offer Investor Class shares, two offer Trust Class shares, nine offer Institutional Class shares, nine offer Class A shares, nine offer Class C shares, one offers Class R3 shares, three offer Class R6 shares and one offers Class E shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.
A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.
The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other series of the Trust.
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."
The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
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Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
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Level 1 – unadjusted quoted prices in active markets for identical investments
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Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
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Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Funds’ investments in equity securities, closed-end funds and exchange-traded funds ("ETFs"), for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.
The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on bid quotations, or if quotations are not available, by methods that include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:
Corporate Bonds. Inputs used to value corporate debt securities generally include relevant credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").
Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, conversion rates, credit-specific details, relevant listed bond and preferred stock prices and Other Market Information.
U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.
U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.
Collateralized Loan Obligations (CLOs). The value of collateralized loan obligations is primarily determined by cash flow data, relevant loan pricing data and market color, and research from market participants and trading desks (Level 2 or 3 inputs).
Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.
High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.
Municipal Debt Securities. Inputs used to value municipal debt securities include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.
Emerging Markets Debt and Foreign Government Securities. Inputs used to value emerging markets debt and foreign government securities generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).
The value of futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).
The value of bond forward contracts ("bond forwards") is determined by Management by obtaining valuations from independent pricing services using a model that considers the current price of the underlying bond and the forward curve (Level 2 inputs).
The value of interest rate swaps is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying rates including the local overnight index swap rate and the respective interbank offered forward rate to produce the daily price. The present value is calculated based off of expected cash flows based on swap parameters along with reference to the underlying yield curve and reference rate (Level 2 inputs).
The value of credit default swaps is determined by Management by obtaining valuations from independent pricing services using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).
The value of inflation swaps is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying inflation rates including forward inflation expectation rate and the respective interbank offered forward rate to produce the daily price. The present value is calculated based off of expected cash flows based on swap parameters along with reference to the underlying forward inflation curve and reference rate (Level 2 inputs).
The value of forward foreign currency contracts ("forward FX contracts") is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services’ networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).
The value of total return swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated benchmark interest rate (Level 2 inputs).
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value ("NAV") per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Funds' valuation designee. As the Funds' valuation designee, Management is responsible for determining fair value in good faith for all Fund investments. Inputs and assumptions considered in determining fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers or pricing services; information obtained from the issuer and analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
The value of the Funds’ investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. Management has approved the use of ICE Data Services ("ICE") to evaluate the prices of foreign debt securities as of the time at which a Fund’s share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund’s share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the absence of precise information about the market values of these foreign securities as of the time at which a Fund’s share price is calculated, Management has determined based on available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than the prices of those securities established at the close of the foreign markets in which the securities primarily trade.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or traded.
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Foreign currency translations: Core Bond, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration and Strategic Income may invest in foreign securities denominated in foreign currencies. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.
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Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain/(loss) on investments are proceeds from the settlement of class action litigation(s) in which certain of the Funds participated as a class member. The amounts of such proceeds for the year ended October 31, 2023, was $5,277, $879,786, $462 and $130,929 for Core Bond, High Income, Short Duration and Strategic Income.
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Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.
ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. Management has analyzed each Fund's tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds' financial statements.

For federal income tax purposes, the estimated cost and unrealized appreciation/(depreciation) in value of investments held at October 31, 2023 were as follows:
	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Core Bond	$666,803,645	$617,029	$65,667,107	$(65,050,078)
Emerging Markets Debt	160,091,169	2,259,175	23,360,856	(21,101,681)
Floating Rate Income	474,091,783	2,073,799	15,651,445	(13,577,646)
High Income	750,100,629	2,533,253	61,838,964	(59,305,711)
Municipal High Income	77,187,483	102,680	14,361,653	(14,258,973)
Municipal Impact	75,381,160	13,866	7,253,266	(7,239,400)
Municipal Intermediate Bond	193,120,482	184,927	15,812,584	(15,627,657)
Short Duration	174,523,699	785,633	10,208,502	(9,422,869)
Strategic Income	4,235,756,525	15,867,882	413,635,635	(397,767,753)
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds. For the year ended October 31, 2023, the Funds recorded permanent reclassifications primarily related to prior year true up adjustments and distribution in excess of income. For the year ended October 31, 2023, the Funds recorded the following permanent reclassifications:
	Paid-in Capital	Total Distributable Earnings/(Losses)
High Income	$(14,667)	$14,667
Municipal Intermediate Bond	(31,618)	31,618

The tax character of distributions paid during the years ended October 31, 2023, and October 31, 2022, was as follows:
	Distributions Paid From:
	Ordinary Income		Tax-Exempt Income		Long-Term Capital Gain		Return of Capital		Total
	2023	2022	2023	2022	2023	2022	2023	2022	2023	2022
Core Bond	$24,911,168	$16,625,905	$—	$—	$—	$—	$—	$—	$24,911,168	$16,625,905
Emerging Markets Debt	5,917,993	4,449,606	—	—	—	—	1,806,799	3,066,267	7,724,792	7,515,873
Floating Rate Income	38,761,083	22,881,344	—	—	—	—	—	—	38,761,083	22,881,344
High Income	51,264,860	62,512,883	—	—	—	—	—	—	51,264,860	62,512,883
Municipal High Income	26,844	61,589	2,769,496	3,465,117	—	—	—	—	2,796,340	3,526,706
Municipal Impact	6,865	134,403	1,545,695	1,382,566	—	44,470	—	—	1,552,560	1,561,439
Municipal Intermediate Bond	2,443	435,712	4,765,305	3,772,717	—	976,197	—	498,601	4,767,748	5,683,227
Short Duration	8,625,512	4,997,297	—	—	—	—	—	309,641	8,625,512	5,306,938
Strategic Income	153,972,713	143,506,946	—	—	—	11,365,916	7,689,677	49,410,403	161,662,390	204,283,265

As of October 31, 2023, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:
	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Core Bond	$864,529	$—	$—	$(65,051,204)	$(80,166,311)	$(203,528)	$(144,556,514)
Emerging Markets Debt	—	—	—	(21,135,701)	(39,726,366)	(24,489)	(60,886,556)
Floating Rate Income	7,021	—	—	(13,577,646)	(46,046,804)	(59,117)	(59,676,546)
High Income	—	—	—	(59,305,711)	(295,201,938)	(438,072)	(354,945,721)
Municipal High Income	—	397,177	—	(14,258,973)	(8,782,663)	(11,266)	(22,655,725)
Municipal Impact	—	5,233	—	(7,239,400)	(1,522,022)	(13,708)	(8,769,897)
Municipal Intermediate Bond	—	—	—	(15,627,657)	(5,292,350)	(108,666)	(21,028,673)
Short Duration	35,855	—	—	(9,422,869)	(12,496,073)	(6,299)	(21,889,386)
Strategic Income	—	—	—	(397,505,056)	(226,632,185)	(1,944,585)	(626,081,826)
The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and/or recognized on wash sales and straddles, timing differences of fund level distributions, mark-to-market adjustments on swaps, futures, forward FX contracts and options, amortization of bond premium, defaulted bond adjustments, amortization of organizational expenses and tax adjustments related to swap contracts and treasury inflation protection securities ("TIPS").
To the extent each Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2023, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:
	Capital Loss Carryforwards
	Long-Term	Short-Term
Core Bond	$43,511,250	$36,654,033
Emerging Markets Debt	22,010,579	17,453,870
Floating Rate Income	31,876,663	14,170,141
High Income	218,493,032	76,708,906
Municipal High Income	4,764,568	4,018,095
Municipal Impact	1,406,189	115,833
Municipal Intermediate Bond	3,477,573	1,814,777
Short Duration	7,864,950	4,631,123
Strategic Income	128,021,800	98,514,177
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Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.
Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. Emerging Markets Debt and Strategic Income accrue capital gains tax on unrealized and realized gains for certain securities. At October 31, 2023, Emerging Markets Debt and Strategic Income had accrued capital gains taxes of $5,812 and $1,622, respectively, which is reflected in the Statements of Assets and Liabilities. For the year ended October 31, 2023, Emerging Markets Debt and Strategic Income had realized capital gains taxes of $10,700 and $8,554, respectively, which is reflected in the Statements of Operations.
As a result of several European Court of Justice ("ECJ") court cases in certain countries across the European Union ("EU"), certain of the Funds that invest in foreign securities may file tax reclaims for previously withheld taxes on dividends earned in those countries ("ECJ tax reclaims"). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. When the ECJ tax reclaim is "more likely than not" to not be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are included in the Statements of Assets and Liabilities. Income recognized, if any, for ECJ tax reclaims would be included in "Interest and other income—unaffiliated issuers" in the Statements of Operations and the cost to file these additional ECJ tax reclaims, if any, would be included in "Miscellaneous and other fees" in the Statements of Operations.
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Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. Ordinarily, distributions from net investment income are declared on each business day and paid monthly, and distributions from net realized capital gains, if any, are generally distributed once a year (usually in December). Distributions to shareholders are recorded on the ex-date.
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Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund’s expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.

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Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.
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When-issued/delayed delivery securities: Each Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to a Fund until payment takes place. When-issued and delayed delivery transactions can have a leverage-like effect on a Fund, which can increase fluctuations in the Fund’s NAV. Certain risks may arise upon entering into when-issued or delayed delivery securities transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Each Fund may also enter into a TBA (To Be Announced) agreement and "roll over" such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage-backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by a Fund.
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Derivative instruments: Certain Funds' use of derivatives during the year ended October 31, 2023, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at October 31, 2023. The disclosure requirements of ASC 815 "Derivatives and Hedging" ("ASC 815") distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.
Rule 18f-4 under the 1940 Act regulates the use of derivatives for certain funds registered under the 1940 Act ("Rule 18f-4"). Unless a Fund qualifies as a "limited derivatives user" as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, is required to comply with certain value-at-risk based leverage limits and is required to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.
Futures contracts: During the year ended October 31, 2023, Core Bond used futures to manage or adjust the risk profile and investment exposure of the Fund, including to adjust the duration and yield curve exposure of the Fund’s portfolio. During year ended October 31, 2023, Emerging Markets Debt and Short Duration each used futures for economic hedging purposes, including as a maturity or duration management device. During year ended October 31, 2023, Strategic Income used futures to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets, currencies or securities, to adjust the duration of the Fund’s portfolio and to enhance total return.
Futures contracts may include certain options on exchange-traded futures contracts. At the time a Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.
Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed or expire, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange’s clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.
For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund’s losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund’s taxable income.
Bond forward contracts: During the year ended October 31, 2023, Strategic Income used bond forward contracts to obtain economic exposure in the Fund to certain markets and securities. A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund’s ability to sell or otherwise use the investments posted as collateral for the bond forward.
Forward foreign currency contracts: During the year ended October 31, 2023, Emerging Markets Debt used forward FX contracts to manage or adjust views on foreign exchange rate movements and currency exposure, to apply foreign exchange leverage or reduce foreign currency risk, and to gain exposure to markets where the portfolio managers believe these instruments provide better liquidity and value than bonds. During the year ended October 31, 2023, Strategic Income used forward FX contracts to manage or adjust the risk profile for foreign currency exposures in the Fund, to obtain or reduce economic exposure, to establish net short or long positions for markets or securities and to enhance total return.
A forward FX contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward FX contract fluctuates with changes in forward currency exchange rates. Forward FX contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward FX contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward FX contract or enter into a closing transaction involving the purchase or sale of an offsetting forward FX contract. Closing transactions with respect to forward FX contracts are usually performed with the counterparty to the original forward FX contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) on settlement of forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund’s Statement of Assets and Liabilities. In addition, a Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.
Credit default swap contracts: During the year ended October 31, 2023, Emerging Markets Debt used credit default swaps to manage or adjust credit risk of the Fund, to take advantage of the portfolio managers’ views on credit risk and market pricing of credit events and in an effort to leverage or reduce risk exposures by selling or buying protection. During the year ended October 31, 2023, Strategic Income used credit default swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. When a Fund is the buyer of a credit default swap contract, it is entitled to receive the notional amount of the swap from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation/(depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation/(depreciation) in an amount equal to the daily valuation of swaps. For over-the-counter ("OTC") credit default swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. For financial reporting purposes, unamortized upfront payments/(receipts), if any, are netted with unrealized appreciation or (depreciation) and net interest receivable or payable on swap contracts to determine the fair value of swaps.
Interest rate/Inflation swap contracts: During the year ended October 31, 2023, Emerging Markets Debt used interest rate swaps to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers’ views on interest rates and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or are unavailable, and to obtain leveraged or reduced rate positions. During the year ended October 31, 2023, Strategic Income used interest rate swaps and inflation swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. Under the terms of interest rate/inflation swaps, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty’s paying the Fund a variable-rate payment, or the Fund agrees to pay the swap counterparty a variable-rate payment in exchange for the counterparty’s paying the Fund a fixed-rate payment. The fixed-rate and variable-rate payment flows are paid by one party to the other on a periodic basis and netted against each other when applicable. There is no guarantee that these interest rate/inflation swap transactions will be successful in reducing or limiting risk.
Risks may arise if the counterparty to an interest rate/inflation swap contract fails to comply with the terms of its contract. The loss incurred due to the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.
Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. For OTC interest rate/inflation swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. The reclassifications do not impact the Fund’s total net assets or its total net increase (decrease) in net assets resulting from operations.
Centrally cleared swap contracts: Certain clearinghouses currently offer clearing for limited types of derivative transactions. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of the original counterparty. A Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the central clearing party. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation and net interest receivable or payable on swap contracts to determine the fair value of swaps.
Total return swap contracts: During the year ended October 31, 2023, High Income used total return swaps to enhance liquidity while maintaining exposure to the asset class. During the year ended October 31, 2023, Short Duration used total return swaps for hedging purposes, liquidity management and to manage and adjust the risk profile of the Fund. During the year ended October 31, 2023, Strategic Income used total return swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or (depreciation) in the Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations. For OTC total return swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty.
Options: During the year ended October 31, 2023, Strategic Income used options purchased and options written for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return.
Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund’s Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated. For purchased call options, a Fund’s loss is limited to the amount of the option premium paid.

Premiums received by a Fund upon writing a call option or a put option are recorded in the liability section of the Fund’s Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.
When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a call or put option that a Fund has written expires unexercised a Fund will realize a gain for the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.
At October 31, 2023, the Funds listed below had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:
	Asset Derivatives		Liability Derivatives
Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Core Bond
Futures
Interest rate risk	Receivable/Payable for accumulated variation margin on futures contracts	$146,359	Receivable/Payable for accumulated variation margin on futures contracts	$(725,016)
Emerging Markets Debt
Futures
Interest rate risk	Receivable/Payable for accumulated variation margin on futures contracts	251,285	Receivable/Payable for accumulated variation margin on futures contracts	(417,234)
Forward FX contracts
Currency risk	Receivable for forward foreign currency contracts	1,023,977	Payable for forward foreign currency contracts	(1,003,308)
Centrally cleared swaps
Interest rate risk	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts	251,213	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts	(792,334)
Over-the-counter swaps
Interest rate risk	Over-the-counter swap contracts, at value	—	Over-the-counter swap contracts, at value	(89,223)
Short Duration
Futures
Interest rate risk	Receivable/Payable for accumulated variation margin on futures contracts	615,871	Receivable/Payable for accumulated variation margin on futures contracts	(350,865)
Strategic Income
Futures
Interest rate risk	Receivable/Payable for accumulated variation margin on futures contracts	35,689,953	Receivable/Payable for accumulated variation margin on futures contracts	(17,837,634)
Bond forwards
Interest rate risk	Receivable for bond forward contracts	20,213	Payable for bond forward contracts	(180,098)

	Asset Derivatives		Liability Derivatives
Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Forward FX contracts
Currency risk	Receivable for forward foreign currency contracts	$1,257,593	Payable for forward foreign currency contracts	$(1,146,227)
Centrally cleared swaps
Interest rate risk	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts	2,741,163	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts	(2,222,414)
Credit Risk	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	1,531,082	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	(162,602)
Total centrally cleared swaps		4,272,245		(2,385,016)
Over-the-counter swaps
Credit Risk	Over-the-counter swap contracts, at value(a)	—	Over-the-counter swap contracts, at value(a)	(5,592,295)

(a)
"Centrally cleared swaps" and "over-the counter swaps" reflect the cumulative unrealized appreciation/(depreciation) of the centrally cleared swap and over-the-counter swap contracts plus accrued interest as of October 31, 2023.

The impact of the use of these derivative instruments on the Statements of Operations during the year ended October 31, 2023, was as follows:
Fund	Net Realized Gain/ (Loss) on Derivatives(a)	Change in Net Unrealized Appreciation/ (Depreciation) on Derivatives(b)
Core Bond
Futures
Interest rate risk	$(2,811,173)	$(285,589)
Emerging Markets Debt
Futures
Interest rate risk	(626,003)	(105,257)
Forward FX contracts
Currency risk	257,737	23,915
Swaps
Interest rate risk	(1,159,498)	538,866
Credit Risk	(585,755)	89,557
Total swaps	(1,745,253)	628,423
High Income
Swaps
Credit Risk	608,152	(142,659)

Fund	Net Realized Gain/ (Loss) on Derivatives(a)	Change in Net Unrealized Appreciation/ (Depreciation) on Derivatives(b)
Short Duration
Futures
Interest rate risk	$(1,528,272)	$216,876
Swaps
Credit Risk	(9,303)	(36,023)
Strategic Income
Futures
Interest rate risk	44,289,614	(7,077,598)
Forward FX contracts
Currency risk	(5,233,771)	1,417,345
Bond forwards
Interest rate risk	(4,339,659)	925,000
Swaps
Interest rate risk	655,880	474,478
Credit Risk	(6,035,965)	8,363,514
Total swaps	(5,380,085)	8,837,992
Options purchased
Interest rate risk	27,042	-
Options written
Interest rate risk	(357,879)	-

(a)	Net realized gain/(loss) on derivatives is located in the Statements of Operations each under the caption, "Net realized gain/(loss) on:"

Futures	Expiration or closing of futures contracts
Forward FX contracts	Settlement of forward foreign currency contracts
Bond Forwards	Settlement of bond forward contracts
Swaps	Expiration or closing of swap contracts
Options purchased	Transactions in investment securities of unaffiliated issuers
Options written	Expiration or closing of option contracts written

(b)	Change in net unrealized appreciation/(depreciation) is located in the Statements of Operations each under the caption, "Change in net unrealized appreciation/(depreciation) in value of:"

Futures	Futures contracts
Forward FX contracts	Forward foreign currency contracts
Bond forwards	Bond forward contracts
Swaps	Swap contracts
While the Funds may receive redeemable preference shares, rights and warrants in connection with their investments in securities, these preference shares, rights and warrants are not considered "derivative instruments" under ASC 815.
Management has concluded that Floating Rate Income, Municipal High Income, Municipal Impact and Municipal Intermediate Bond did not hold any derivative instruments during the year ended October 31, 2023 that require additional disclosures pursuant to ASC 815.

12
Securities lending: Each Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statements of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.
The initial collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. Thereafter, the value of the collateral is monitored on a daily basis, and collateral is moved daily between a counterparty and a Fund until the close of the transaction. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street and is included in the Statements of Assets and Liabilities under the caption "Investments in securities, at value—Unaffiliated issuers". The total value of securities received as collateral for securities on loan is included in a footnote following the applicable Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to that Fund.
During the year ended October 31, 2023, the Funds did not participate in securities lending.
13
Offsetting assets and liabilities: The Funds are required to disclose both gross and net information for assets and liabilities related to OTC derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. Emerging Markets Debt and Strategic Income held one or more of these investments at October 31, 2023. The Funds' OTC derivative assets and liabilities at fair value by type are reported gross in the Statements of Assets and Liabilities. The following tables present derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by a Fund for assets and pledged by a Fund for liabilities as of October 31, 2023.
Description	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Emerging Markets Debt
Forward FX contracts	$1,023,977	$(1,003,308)
Over-the-counter swap contracts	—	(89,223)
Total	$1,023,977	$(1,092,531)
Strategic Income
Bond Forward Contracts	$20,213	$(180,098)
Forward FX contracts	1,257,593	(1,146,227)
Over-the-counter swap contracts	—	(5,592,295)
Total	$1,277,806	$(6,918,620)

Gross Amounts Not Offset in the Statements of Assets and Liabilities:
	Assets				Liabilities
Counterparty	Gross Amounts Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Collateral Received(a)	Net Amount(b)	Gross Amounts Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Collateral Pledged(a)	Net Amount(b)
Emerging Markets Debt
BCB	$43,450	$(43,450)	$—	$—	$(66,770)	$43,450	$—	$(23,320)
BNP	15,641	(15,641)	—	—	(22,959)	15,641	—	(7,318)
CITI	388,598	(247,118)	(110,000)	31,480	(247,118)	247,118	—	—
DB	11,212	(8,000)	—	3,212	(8,000)	8,000	—	—
GSI	99,007	(99,007)	—	—	(169,355)	99,007	—	(70,348)
HSBC	63,970	(63,970)	—	—	(160,758)	63,970	—	(96,788)
JPM	205,211	(180,156)	—	25,055	(180,156)	180,156	—	—
MS	72,627	(72,627)	—	—	(162,652)	72,627	—	(90,025)
SCB	96,697	(54,061)	—	42,636	(54,061)	54,061	—	—
SSB	27,564	(20,702)	—	6,862	(20,702)	20,702	—	—
Total	$1,023,977	$(804,732)	$(110,000)	$109,245	$(1,092,531)	$804,732	$—	$(287,799)
Strategic Income
BCB	$175	$—	$—	$175	$—	$—	$—	$—
CITI	142,723	(142,723)	—	—	(487,766)	142,723	345,043	—
GSI	375,320	(375,320)	—	—	(6,064,108)	375,320	5,688,788	—
HSBC	60,085	—	—	60,085	—	—	—	—
JPM	305,207	(175,689)	(60,000)	69,518	(175,689)	175,689	—	—
MS	24,745	—	—	24,745	—	—	—	—
SCB	2,998	(2,998)	—	—	(5,775)	2,998	—	(2,777)
SG	366,553	(185,282)	—	181,271	(185,282)	185,282	—	—
Total	$1,277,806	$(882,012)	$(60,000)	$335,794	$(6,918,620)	$882,012	$6,033,831	$(2,777)

(a)	Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.
(b)
A net amount greater than zero represents amounts subject to loss as of October 31, 2023, in the event of a counterparty failure. A net amount less than zero represents amounts under-collateralized to each counterparty as of October 31, 2023.

14
Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust or a Fund.
15
Investment in other funds managed by Neuberger Berman Investment Advisers LLC: Through October 31, 2023, Strategic Income invested in Neuberger Berman Global Monthly Income Fund Ltd. (the "Underlying Fund") via a secondary market transaction (See Note F).
For Strategic Income’s investment in the Underlying Fund, NBIA waived a portion of its management fee equal to the management fee it received from the Underlying Fund on those assets (the "Arrangement"). For the year ended October 31, 2023, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the year ended October 31, 2023, income earned from the Underlying Fund on Strategic Income’s investments is reflected in the Statements of Operations under the caption "Dividend income-affiliated issuers". For the year ended October 31, 2023, management fees waived under this Arrangement and distributions from income and capital gains received from Strategic Income’s investments in the Underlying Fund were as follows:
	Management Fees Waived	Distributions from Income and Capital Gains
Strategic Income	$ 4,859	$ 115,723
16
Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including ETFs, within the limitations prescribed by the 1940 Act, in reliance on rules adopted by the SEC, particularly Rule 12d1-4 or any other applicable exemptive relief. Rule 12d1-4 permits fund of funds arrangements, and includes (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures. Shareholders of a Fund will indirectly bear their proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the management fees and expenses of the Fund.
17
Unfunded commitments: The Funds may enter into certain credit agreements all or a portion of which may be unfunded. The Funds are obligated to fund these commitments at the borrower’s discretion.
As of October 31, 2023, unfunded commitments for Floating Rate Income, High Income and Strategic Income were as follows:
Floating Rate Income
Borrower	Principal Amount	Value
HCFS Notes, 0.00%, due 12/31/2031(a)	$1,000,000	$1,000,000

High Income
Borrower	Principal Amount	Value
HCFS Notes, 0.00%, due 12/31/2031(a)	$2,385,000	$2,385,000

Strategic Income
Borrower	Principal Amount	Value
HCFS Notes, 0.00%, due 12/31/2031(a)	$1,580,000	$1,580,000

(a)	Security fair valued as of October 31, 2023 in accordance with procedures approved by the valuation designee.
18
Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:
   Each Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, each Fund pays NBIA an investment management fee as a percentage of average daily net assets according to the following table:

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Thereafter
Core Bond	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.15%
Emerging Markets Debt	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Floating Rate Income	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%
High Income(a)	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%
Municipal High Income	0.40%	0.40%	0.375%	0.375%	0.35%	0.325%	0.30%
Municipal Impact	0.25%	0.25%	0.225%	0.225%	0.20%	0.175%	0.15%
Municipal Intermediate Bond	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%
Short Duration	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.15%
Strategic Income	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%

(a)
NBIA has contractually agreed to waive its Class E management fee for the below Fund. This undertaking lasts until October 31, 2023 and may not be terminated during its term without the consent of the Board.
Management fees contractually waived pursuant to this waiver for Class E are not subject to recovery by
NBIA.

Fund	Annualized Percentage of Average Daily Net Assets Waived	Effective Date(s)	Management Fees Waived for the Year Ended October 31, 2023
High Income	0.48%	1/11/2022	$ 77,447
Accordingly, for the year ended October 31, 2023, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund’s average daily net assets, as follows:
Effective Rate
Core Bond	0.18%
High Income	0.48%(a)
Municipal High Income	0.40%
Municipal Impact	0.25%
Short Duration	0.17%
Strategic Income	0.40%(b)

(a)	After waivers, 0.47% annual effective net rate of the Fund’s average daily net assets.
(b)	After management fee waiver (Note A).
Each Fund retains NBIA as its administrator under an Administration Agreement. The administration fee is assessed at the class level and each share class of a Fund, as applicable, pays NBIA an annual administration fee equal to the following: 0.27% for each of Investor Class, Class A, Class C and Class R3; 0.50% for Trust Class of Short Duration; 0.40% for Trust Class of Strategic Income; 0.15% for Institutional Class; and 0.05% for Class R6, each as a percentage of its average daily net assets. Class E shares do not pay an administration fee. Additionally, NBIA retains State Street as its sub-administrator under a

Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.
NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations.
At October 31, 2023, the Funds' contingent liabilities to NBIA under the agreements were as follows:
			Expenses Reimbursed in Year Ended October 31,
			2021	2022	2023
			Subject to Repayment until October 31,
Class	Contractual Expense Limitation(a)	Expiration	2024	2025	2026
Core Bond Investor Class	0.78%	10/31/26	$13,198	$17,290	$14,528
Core Bond Institutional Class	0.38%	10/31/26	212,423	219,953	232,273
Core Bond Class A	0.78%	10/31/26	3,024	3,834	3,727
Core Bond Class C	1.53%	10/31/26	516	511	618
Core Bond Class R6	0.28%	10/31/26	2,056	4,462	10,361
Emerging Markets Debt Institutional Class	0.78%	10/31/26	333,789	347,064	343,109
Emerging Markets Debt Class A	1.15%	10/31/26	2,562	1,777	1,956
Emerging Markets Debt Class C	1.90%	10/31/26	1,321	1,843	2,016
Floating Rate Income Institutional Class	0.60%(b)	10/31/26	436,784	494,544	449,378
Floating Rate Income Class A	0.97%(b)	10/31/26	17,310	15,422	18,698
Floating Rate Income Class C	1.72%(b)	10/31/26	11,014	8,329	6,780
High Income Investor Class	1.00%	10/31/26	—	—	—
High Income Institutional Class	0.75%	10/31/26	—	—	—
High Income Class A	1.12%	10/31/26	—	—	—
High Income Class C	1.87%	10/31/26	—	—	—
High Income Class R3	1.37%	10/31/26	—	—	—
High Income Class R6	0.65%	10/31/26	—	—	—
Municipal High Income Institutional Class	0.50%	10/31/26	339,041	368,149	345,088
Municipal High Income Class A	0.87%	10/31/26	3,504	6,041	4,146
Municipal High Income Class C	1.62%	10/31/26	754	2,728	290
Municipal Impact Institutional Class	0.43%	10/31/26	280,447	315,217	310,517
Municipal Impact Class A	0.80%	10/31/26	542	2,788	445
Municipal Impact Class C	1.55%	10/31/26	187	2,471	295
Municipal Intermediate Bond Investor Class	0.45%	10/31/26	18,508	22,599	17,677
Municipal Intermediate Bond Institutional Class	0.30%	10/31/26	299,074	306,017	308,562
Municipal Intermediate Bond Class A	0.67%	10/31/26	3,614	5,749	4,759
Municipal Intermediate Bond Class C	1.42%	10/31/26	2,706	4,207	244
Short Duration Investor Class	0.54%	10/31/26	80,344	50,129	40,838
Short Duration Trust Class	0.64%	10/31/26	12,731	8,606	6,868
Short Duration Institutional Class	0.34%	10/31/26	246,584	319,603	335,300
Short Duration Class A	0.71%(c)	10/31/26	7,874	6,186	9,500

			Expenses Reimbursed in Year Ended October 31,
			2021	2022	2023
			Subject to Repayment until October 31,
Class	Contractual Expense Limitation(a)	Expiration	2024	2025	2026
Short Duration Class C	1.46%(c)	10/31/26	$7,242	$4,014	$2,573
Strategic Income Trust Class	0.94%	10/31/26	3,911	4,533	3,707
Strategic Income Institutional Class	0.59%	10/31/26	202,570	209,081	87,652
Strategic Income Class A	0.99%	10/31/26	—	—	—
Strategic Income Class C	1.69%	10/31/26	22,219	18,239	11,667
Strategic Income Class R6	0.49%	10/31/26	33,341	40,769	22,907

(a)	Expense limitation per annum of the respective class’s average daily net assets.
(b)	Classes that have had changes to their respective limitations are noted below.

Class	Expense limitation	Prior to
Floating Rate Income Institutional Class	0.70%	01/15/21
Floating Rate Income Class A	1.07%	01/15/21
Floating Rate Income Class C	1.82%	01/15/21

(c)
Effective December 15, 2023, in addition to the contractual undertaking described above for Short
Duration, NBIA has voluntarily undertaken to waive fees and/or reimburse certain expenses so that their
Operating Expenses, per annum of their respective average daily net assets, are limited to 0.46% for Class A and Class C. NBIA may, at its sole discretion, modify or terminate the voluntary waiver and/or reimbursement without notice to the Fund. Fees voluntarily waived and/or reimbursed are not subject to recovery by NBIA.

Each Fund has agreed that each of its respective classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class’s annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.
During the year ended October 31, 2023, there was no repayment to NBIA under these agreements.
Neuberger Berman Europe Limited ("NBEL"), as the sub-adviser to Emerging Markets Debt, is retained by NBIA to choose the Fund’s investments and handle its day-to-day business for the portion of the Fund’s assets allocated to it by NBIA, and receives a monthly fee paid by NBIA. As investment manager, NBIA is responsible for overseeing the investment activities of NBEL. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBEL and/or NBIA.
Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below, and bears the advertising and promotion expenses.
However, the Distributor receives fees from Core Bond’s Investor Class, Strategic Income’s Trust Class, High Income’s Class R3, and each Fund’s Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor’s activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of

0.25% of Core Bond Investor Class’, and each Fund's Class A's average daily net assets; 0.10% of Strategic Income Trust Class’ average daily net assets; 0.50% of High Income Class R3’s average daily net assets; and 1.00% of each Fund's Class C's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust’s Plans comply with those rules. Effective December 15, 2023, Rule 12b-1 fees on all applicable share classes of Short Duration are waived.
Class A shares of each Fund (except Short Duration) are generally sold with an initial sales charge of up to 4.25%. Class A shares of Short Duration are generally sold with an initial sales charge of up to 2.50%. Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.
For the year ended October 31, 2023, the Distributor, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:
	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Core Bond Class A	$2,618	$—	$—	$—
Core Bond Class C	—	31	—	—
Emerging Markets Debt Class A	205	—	—	—
Emerging Markets Debt Class C	—	—	—	—
Floating Rate Income Class A	1,916	—	—	—
Floating Rate Income Class C	—	219	—	—
High Income Class A	72	—	—	—
High Income Class C	—	110	—	—
Municipal High Income Class A	182	—	—	—
Municipal High Income Class C	—	—	—	—
Municipal Impact Class A	—	—	—	—
Municipal Impact Class C	—	—	—	—
Municipal Intermediate Bond Class A	217	—	—	—
Municipal Intermediate Bond Class C	—	—	—	—
Short Duration Class A	218	—	—	—
Short Duration Class C	—	—	—	—
Strategic Income Class A	12,629	—	—	—
Strategic Income Class C	—	4,778	—	—

Note C—Securities Transactions:
During the year ended October 31, 2023, there were purchase and sale transactions of long-term securities (excluding swaps, bond forwards, forward FX contracts, futures and options written) as follows:
	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
Core Bond	$902,732,410	$350,070,534	$802,639,494	$276,080,137
Emerging Markets Debt	—	100,557,761	—	78,534,175
Floating Rate Income	—	223,187,461	—	253,412,414
High Income	14,968,715	502,603,378	—	606,176,695
Municipal High Income	—	43,760,741	—	62,189,973
Municipal Impact	—	19,406,526	—	23,593,466
Municipal Intermediate Bond	—	121,685,319	—	103,440,183
Short Duration	24,763,103	84,822,946	14,710,011	90,155,027
Strategic Income	9,420,609,680	1,052,963,029	8,375,561,274	1,406,165,524
During the year ended October 31, 2023, no brokerage commissions on securities transactions were paid to affiliated brokers.
Note D—Fund Share Transactions:
Share activity for the years ended October 31, 2023, and October 31, 2022, was as follows:
	For the Year Ended October 31, 2023				For the Year Ended October 31, 2022
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Core Bond
Investor Class	47,567	40,840	(143,374)	(54,967)	47,611	29,687	(174,936)	(97,638)
Institutional Class	37,659,741	2,406,677	(20,926,489)	19,139,929	23,931,139	1,213,734	(31,605,166)	(6,460,293)
Class A	806,393	76,791	(505,144)	378,040	612,644	47,947	(634,059)	26,532
Class C	158,793	5,711	(41,891)	122,613	115,714	1,949	(73,657)	44,006
Class R6	1,696,949	80,850	(525,614)	1,252,185	1,527,147	23,929	(701,988)	849,088
Emerging Markets Debt
Institutional Class	12,233,788	1,142,975	(8,223,038)	5,153,725	9,760,122	1,025,586	(21,099,422)	(10,313,714)
Class A	331,013	3,050	(345,607)	(11,544)	402,179	2,524	(389,647)	15,056
Class C	43,953	4,892	(24,285)	24,560	41,958	3,371	(17,631)	27,698
Floating Rate Income
Institutional Class	19,320,640	4,019,182	(26,411,575)	(3,071,753)	37,167,744	2,360,888	(25,241,646)	14,286,986
Class A	2,051,598	89,899	(1,772,436)	369,061	1,244,849	41,299	(1,144,157)	141,991
Class C	72,662	50,120	(247,478)	(124,696)	300,547	27,688	(222,435)	105,800

	For the Year Ended October 31, 2023				For the Year Ended October 31, 2022
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
High Income
Investor Class	863,817	511,955	(2,195,608)	(819,836)	1,436,421	414,883	(1,849,549)	1,755
Institutional Class	21,274,589	4,288,812	(40,184,071)	(14,620,670)	51,728,243	4,814,373	(100,724,430)	(44,181,814)
Class A	9,854,347	75,019	(10,024,929)	(95,563)	8,809,843	62,983	(9,026,238)	(153,412)
Class C	23,749	20,625	(128,373)	(83,999)	12,060	18,501	(167,996)	(137,435)
Class R3	26,956	11,887	(20,272)	18,571	30,120	9,294	(56,436)	(17,022)
Class R6	3,368,510	1,084,905	(6,173,455)	(1,720,040)	5,843,593	1,273,724	(33,302,039)	(26,184,722)
Class E	439,484	163,193	(276,371)	326,306	2,217,788	102,820	(315,346)	2,005,262 (a)
Municipal High Income
Institutional Class	2,383,211	302,581	(4,952,341)	(2,266,549)	5,608,928	352,255	(9,735,844)	(3,774,661)
Class A	7,409	2,186	(16,931)	(7,336)	81,185	1,930	(71,015)	12,100
Class C	—	151	(4,989)	(4,838)	1,830	181	(11,004)	(8,993)
Municipal Impact
Institutional Class	1,118,746	87,606	(1,658,440)	(452,088)	1,151,938	85,665	(1,016,107)	221,496
Class A	1,889	152	(2,474)	(433)	1,537	89	(143)	1,483
Class C	594	42	(6,172)	(5,536)	6,684	10	(2)	6,692
Municipal Intermediate Bond
Investor Class	1,195	15,636	(98,927)	(82,096)	22,977	20,578	(170,691)	(127,136)
Institutional Class	5,440,281	351,677	(4,914,468)	877,490	4,823,539	392,497	(8,876,490)	(3,660,454)
Class A	278,929	3,130	(173,033)	109,026	81,468	1,998	(38,430)	45,036
Class C	13,581	450	(22,921)	(8,890)	6,697	1,357	(99,630)	(91,576)
Short Duration
Investor Class	59,542	103,163	(349,787)	(187,082)	172,104	76,933	(371,276)	(122,239)
Trust Class	48,980	15,403	(121,411)	(57,028)	24,750	11,719	(103,295)	(66,826)
Institutional Class	8,306,741	1,066,131	(10,106,130)	(733,258)	18,974,352	621,976	(10,079,258)	9,517,070
Class A	552,862	25,997	(223,878)	354,981	195,903	9,170	(44,483)	160,590
Class C	66,838	6,244	(123,748)	(50,666)	50,402	5,022	(82,856)	(27,432)
Strategic Income
Trust Class	67,954	37,653	(172,313)	(66,706)	22,655	51,168	(137,492)	(63,669)
Institutional Class	166,904,188	11,457,868	(89,776,324)	88,585,732	102,022,313	12,483,221	(126,782,602)	(12,277,068)
Class A	5,400,580	472,855	(3,714,935)	2,158,500	3,593,333	464,248	(4,551,617)	(494,036)
Class C	1,076,586	174,345	(1,434,326)	(183,395)	416,521	275,379	(1,953,271)	(1,261,371)
Class R6	8,109,427	2,480,372	(7,422,206)	3,167,593	7,491,617	2,832,059	(5,750,786)	4,572,890

(a)	Period from January 11, 2022 (Commencement of Operations) to October 31, 2022.

Note E—Line of Credit:
At October 31, 2023, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under the Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a daily simple Secured Overnight Financing Rate ("SOFR") plus 1.10% per annum, or (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several funds participate in the Credit Facility, there is no assurance that an individual fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at October 31, 2023. During the year ended October 31, 2023, none of the Funds utilized the Credit Facility.
Note F—Investments in Affiliates(a):
	Value at October 31, 2022	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation/ (Depreciation) from Investments in Affiliated Persons	Net Realized Gain/(Loss) from Investments in Affiliated Persons	Distributions from Investments in Affiliated Persons(b)	Shares Held at October 31, 2023	Value at October 31, 2023
Strategic Income
Neuberger Berman Global Monthly Income Fund Ltd.	$1,706,550	$—	$1,332,454	$363,971	$(159,393)	$115,723	634,993	$578,674
Sub-total for affiliates held as of 10/31/23(c)	$1,706,550	$—	$1,332,454	$363,971	$(159,393)	$115,723		$578,674

(a)	Affiliated persons, as defined in the 1940 Act.
(b)	Distributions received include distributions from net investment income and net realized capital gains, if any, from other investment companies managed by NBIA.
(c)	At October 31, 2023, these securities amounted to 0.02% of net assets of Strategic Income.
Other: At October 31, 2023, affiliated persons owned the listed percentage of the outstanding shares of the following Funds:

Affiliated Person(s) Percentage Ownership of Outstanding Shares
Emerging Markets Debt	4.86%
High Income	0.00%
Municipal High Income	0.07%
Municipal Impact	0.07%
Municipal Intermediate Bond	0.00%
Strategic Income	0.83%

Note G—Recent Accounting Pronouncements:
In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.
In December 2022, the FASB issued Accounting Standards Update No. 2022-06, "Reference Rate Reform (Topic 848)" ("ASU 2022-06"), which is an update to Accounting Standards Update No. 2021-01, "Reference Rate Reform (Topic 848)" ("ASU 2021-01") and defers the sunset date for applying the reference rate reform relief in Topic 848. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR. Regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Funds' financial statements.
Note H—Subsequent Event:
On December 14, 2023, the Board approved the conversion of Short Duration to a newly organized series of Neuberger Berman ETF Trust. It is anticipated that the conversion will be effected through the reorganization of Short Duration into an ETF. After the conversion, shareholders of Short Duration will hold shares of the new ETF instead of shares of their respective Funds. Prior to the conversion, existing shareholders of Short Duration will receive a combined information statement/prospectus describing in detail both the conversion and the respective ETF involved in the conversion.

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Financial Highlights
The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Assets with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital
Core Bond Fund
Investor Class
10/31/2023	$8.61	$0.32	$(0.31)	$0.01	$(0.34)	$—	$—
10/31/2022	$10.61	$0.20	$(1.94)	$(1.74)	$(0.26)	$—	$—
10/31/2021	$10.91	$0.13	$(0.02)	$0.11	$(0.23)	$(0.18)	$—
10/31/2020	$10.51	$0.23	$0.47	$0.70	$(0.30)	$—	$—
10/31/2019	$9.77	$0.26	$0.78	$1.04	$(0.24)	$—	$(0.06)

Institutional Class
10/31/2023	$8.62	$0.35	$(0.30)	$0.05	$(0.37)	$—	$—
10/31/2022	$10.63	$0.24	$(1.96)	$(1.72)	$(0.29)	$—	$—
10/31/2021	$10.94	$0.17	$(0.03)	$0.14	$(0.27)	$(0.18)	$—
10/31/2020	$10.53	$0.27	$0.49	$0.76	$(0.35)	$—	$—
10/31/2019	$9.79	$0.30	$0.79	$1.09	$(0.29)	$—	$(0.06)

Class A
10/31/2023	$8.59	$0.32	$(0.30)	$0.02	$(0.34)	$—	$—
10/31/2022	$10.60	$0.20	$(1.96)	$(1.76)	$(0.25)	$—	$—
10/31/2021	$10.90	$0.13	$(0.02)	$0.11	$(0.23)	$(0.18)	$—
10/31/2020	$10.50	$0.23	$0.47	$0.70	$(0.30)	$—	$—
10/31/2019	$9.76	$0.26	$0.78	$1.04	$(0.24)	$—	$(0.06)

Class C
10/31/2023	$8.60	$0.25	$(0.30)	$(0.05)	$(0.27)	$—	$—
10/31/2022	$10.61	$0.13	$(1.96)	$(1.83)	$(0.18)	$—	$—
10/31/2021	$10.91	$0.05	$(0.02)	$0.03	$(0.15)	$(0.18)	$—
10/31/2020	$10.51	$0.15	$0.47	$0.62	$(0.22)	$—	$—
10/31/2019	$9.77	$0.19	$0.78	$0.97	$(0.17)	$—	$(0.06)

Class R6
10/31/2023	$8.62	$0.36	$(0.30)	$0.06	$(0.38)	$—	$—
10/31/2022	$10.63	$0.26	$(1.97)	$(1.71)	$(0.30)	$—	$—
10/31/2021	$10.94	$0.18	$(0.03)	$0.15	$(0.28)	$(0.18)	$—
10/31/2020	$10.53	$0.28	$0.49	$0.77	$(0.36)	$—	$—
Period from 1/18/2019[f] to 10/31/2019	$9.93	$0.24	$0.65	$0.89	$(0.23)	$—	$(0.06)
See Notes to Financial Highlights

Total Distributions	Net Asset Value, End of Year	Total Return[b]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.34)	$8.28	(0.07)%	$9.4	0.92%	0.78%	3.59%	159%[d]
$(0.26)	$8.61	(16.65)%	$10.3	0.93%	0.78%	2.04%	164%[d]
$(0.41)	$10.61	0.97%[e]	$13.7	0.88%	0.78%	1.17%	151%[d]
$(0.30)	$10.91	6.76%	$14.1	0.99%	0.80%	2.12%	111%[d]
$(0.30)	$10.51	10.81%[e]	$11.3	1.12%	0.85%	2.60%	147%[d]

$(0.37)	$8.30	0.46%	$556.4	0.43%	0.38%	4.01%	159%[d]
$(0.29)	$8.62	(16.37)%	$413.1	0.43%	0.38%	2.42%	164%[d]
$(0.45)	$10.63	1.28%[e]	$578.1	0.43%	0.38%	1.56%	151%[d]
$(0.35)	$10.94	7.28%	$473.5	0.46%	0.40%	2.51%	111%[d]
$(0.35)	$10.53	11.24%[e]	$332.3	0.55%	0.45%	2.98%	147%[d]

$(0.34)	$8.27	0.05%	$21.0	0.80%	0.78%	3.60%	159%[d]
$(0.25)	$8.59	(16.76)%	$18.5	0.80%	0.78%	2.06%	164%[d]
$(0.41)	$10.60	0.97%[e]	$22.6	0.80%	0.78%	1.16%	151%[d]
$(0.30)	$10.90	6.76%	$23.0	0.84%	0.80%	2.11%	111%[d]
$(0.30)	$10.50	10.82%[e]	$19.4	0.93%	0.85%	2.60%	147%[d]

$(0.27)	$8.28	(0.70)%	$2.5	1.56%	1.53%	2.85%	159%[d]
$(0.18)	$8.60	(17.37)%	$1.5	1.58%	1.53%	1.33%	164%[d]
$(0.33)	$10.61	0.22%[e]	$1.4	1.57%	1.53%	0.43%	151%[d]
$(0.22)	$10.91	5.97%	$2.1	1.59%	1.55%	1.39%	111%[d]
$(0.23)	$10.51	9.99%[e]	$2.2	1.68%	1.60%	1.85%	147%[d]

$(0.38)	$8.30	0.56%	$23.0	0.34%	0.28%	4.13%	159%[d]
$(0.30)	$8.62	(16.29)%	$13.1	0.34%	0.28%	2.78%	164%[d]
$(0.46)	$10.63	1.39%[e]	$7.2	0.33%	0.29%	1.64%	151%[d]
$(0.36)	$10.94	7.38%	$3.1	0.37%	0.30%	2.63%	111%[d]
$(0.29)	$10.53	9.06%[e,g]	$3.4	0.50%[h]	0.36%[h]	2.94%[h]	147%[d,i]

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital
Emerging Markets Debt Fund
Institutional Class
10/31/2023	$6.10	$0.39	$0.31	$0.70	$(0.30)	$—	$(0.09)
10/31/2022	$8.15	$0.35	$(2.06)	$(1.71)	$(0.20)	$—	$(0.14)
10/31/2021	$8.20	$0.35	$(0.06)	$0.29	$(0.34)	$—	$—
10/31/2020	$8.63	$0.39	$(0.45)	$(0.06)	$(0.13)	$—	$(0.24)
10/31/2019	$8.03	$0.45	$0.59	$1.04	$(0.27)	$—	$(0.17)

Class A
10/31/2023	$6.09	$0.37	$0.31	$0.68	$(0.27)	$—	$(0.09)
10/31/2022	$8.14	$0.32	$(2.06)	$(1.74)	$(0.17)	$—	$(0.14)
10/31/2021	$8.19	$0.31	$(0.05)	$0.26	$(0.31)	$—	$—
10/31/2020	$8.62	$0.36	$(0.45)	$(0.09)	$(0.10)	$—	$(0.24)
10/31/2019	$8.02	$0.42	$0.59	$1.01	$(0.24)	$—	$(0.17)

Class C
10/31/2023	$6.09	$0.32	$0.31	$0.63	$(0.22)	$—	$(0.09)
10/31/2022	$8.14	$0.27	$(2.06)	$(1.79)	$(0.12)	$—	$(0.14)
10/31/2021	$8.20	$0.25	$(0.06)	$0.19	$(0.25)	$—	$—
10/31/2020	$8.62	$0.29	$(0.43)	$(0.14)	$(0.04)	$—	$(0.24)
10/31/2019	$8.02	$0.36	$0.59	$0.95	$(0.18)	$—	$(0.17)

Floating Rate Income Fund
Institutional Class
10/31/2023	$9.05	$0.79	$0.23	$1.02	$(0.80)	$—	$—
10/31/2022	$9.80	$0.48	$(0.77)	$(0.29)	$(0.46)	$—	$—
10/31/2021	$9.40	$0.36	$0.40	$0.76	$(0.36)	$—	$—
10/31/2020	$9.55	$0.41	$(0.15)	$0.26	$(0.41)	$—	$(0.00)
10/31/2019	$9.85	$0.50	$(0.30)	$0.20	$(0.50)	$—	$—

Class A
10/31/2023	$9.05	$0.76	$0.23	$0.99	$(0.77)	$—	$—
10/31/2022	$9.80	$0.43	$(0.75)	$(0.32)	$(0.43)	$—	$—
10/31/2021	$9.40	$0.32	$0.40	$0.72	$(0.32)	$—	$—
10/31/2020	$9.55	$0.37	$(0.15)	$0.22	$(0.37)	$—	$(0.00)
10/31/2019	$9.85	$0.46	$(0.29)	$0.17	$(0.47)	$—	$—
See Notes to Financial Highlights

Total Distributions	Net Asset Value, End of Year	Total Return[b]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.39)	$6.41	11.36%	$142.3	1.05%	0.79%	5.94%	66%
$(0.34)	$6.10	(21.48)%	$103.8	1.02%	0.81%	4.91%	55%
$(0.34)	$8.15	3.49%	$222.8	0.96%	0.79%	4.08%	59%
$(0.37)	$8.20	(0.62)%	$153.0	1.02%	0.79%[j]	4.69%	86%
$(0.44)	$8.63	13.26%	$158.5	1.00%	0.79%	5.36%	68%

$(0.36)	$6.41	11.13%	$0.4	1.60%	1.16%	5.54%	66%
$(0.31)	$6.09	(21.82)%	$0.5	1.55%	1.16%	4.60%	55%
$(0.31)	$8.14	3.10%	$0.5	1.39%	1.16%	3.69%	59%
$(0.34)	$8.19	(1.01)%	$1.3	1.42%	1.16%[j]	4.33%	86%
$(0.41)	$8.62	12.85%	$3.2	1.38%	1.16%	5.01%	68%

$(0.31)	$6.41	10.31%	$0.8	2.19%	1.91%	4.81%	66%
$(0.26)	$6.09	(22.39)%	$0.6	2.19%	1.91%	3.86%	55%
$(0.25)	$8.14	2.21%	$0.6	2.12%	1.91%	2.95%	59%
$(0.28)	$8.20	(1.62)%	$0.5	2.16%	1.91%[j]	3.52%	86%
$(0.35)	$8.62	12.01%	$0.4	2.14%	1.91%	4.25%	68%

$(0.80)	$9.27	11.67%	$426.9	0.71%	0.60%	8.61%	52%
$(0.46)	$9.05	(2.96)%	$444.7	0.72%	0.60%[j]	5.04%	46%
$(0.36)	$9.80	8.12%	$341.3	0.80%	0.62%	3.67%	49%
$(0.41)	$9.40	2.82%	$149.4	0.93%	0.70%	4.41%	81%
$(0.50)	$9.55	2.12%	$206.8	0.89%	0.71%[j]	5.16%	60%

$(0.77)	$9.27	11.27%	$14.8	1.11%	0.97%	8.28%	52%
$(0.43)	$9.05	(3.33)%	$11.1	1.11%	0.97%[j]	4.59%	46%
$(0.32)	$9.80	7.72%	$10.6	1.20%	0.99%	3.29%	49%
$(0.37)	$9.40	2.45%	$7.0	1.34%	1.07%	4.00%	81%
$(0.47)	$9.55	1.75%	$6.5	1.29%	1.08%[j]	4.80%	60%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital
Floating Rate Income Fund (cont’d)
Class C
10/31/2023	$9.05	$0.69	$0.23	$0.92	$(0.70)	$—	$—
10/31/2022	$9.79	$0.36	$(0.74)	$(0.38)	$(0.36)	$—	$—
10/31/2021	$9.40	$0.25	$0.39	$0.64	$(0.25)	$—	$—
10/31/2020	$9.55	$0.31	$(0.16)	$0.15	$(0.30)	$—	$(0.00)
10/31/2019	$9.85	$0.39	$(0.30)	$0.09	$(0.39)	$—	$—

High Income Bond Fund
Investor Class
10/31/2023	$7.28	$0.48	$(0.19)	$0.29	$(0.48)	$—	$—
10/31/2022	$8.68	$0.40	$(1.39)	$(0.99)	$(0.41)	$—	$—
10/31/2021	$8.33	$0.40	$0.36	$0.76	$(0.41)	$—	$—
10/31/2020	$8.52	$0.41	$(0.18)	$0.23	$(0.42)	$—	$—
10/31/2019	$8.35	$0.46	$0.17	$0.63	$(0.46)	$—	$—

Institutional Class
10/31/2023	$7.29	$0.50	$(0.19)	$0.31	$(0.50)	$—	$—
10/31/2022	$8.69	$0.41	$(1.39)	$(0.98)	$(0.42)	$—	$—
10/31/2021	$8.34	$0.42	$0.36	$0.78	$(0.43)	$—	$—
10/31/2020	$8.53	$0.43	$(0.19)	$0.24	$(0.43)	$—	$—
10/31/2019	$8.36	$0.47	$0.17	$0.64	$(0.47)	$—	$—

Class A
10/31/2023	$7.28	$0.47	$(0.19)	$0.28	$(0.47)	$—	$—
10/31/2022	$8.68	$0.38	$(1.39)	$(1.01)	$(0.39)	$—	$—
10/31/2021	$8.33	$0.38	$0.36	$0.74	$(0.39)	$—	$—
10/31/2020	$8.52	$0.39	$(0.19)	$0.20	$(0.39)	$—	$—
10/31/2019	$8.35	$0.44	$0.16	$0.60	$(0.43)	$—	$—

Class C
10/31/2023	$7.30	$0.41	$(0.20)	$0.21	$(0.41)	$—	$—
10/31/2022	$8.70	$0.33	$(1.40)	$(1.07)	$(0.33)	$—	$—
10/31/2021	$8.34	$0.32	$0.37	$0.69	$(0.33)	$—	$—
10/31/2020	$8.54	$0.33	$(0.19)	$0.14	$(0.34)	$—	$—
10/31/2019	$8.36	$0.38	$0.18	$0.56	$(0.38)	$—	$—

Class R3
10/31/2023	$7.29	$0.45	$(0.19)	$0.26	$(0.45)	$—	$—
10/31/2022	$8.69	$0.37	$(1.40)	$(1.03)	$(0.37)	$—	$—
10/31/2021	$8.34	$0.36	$0.36	$0.72	$(0.37)	$—	$—
10/31/2020	$8.53	$0.37	$(0.18)	$0.19	$(0.38)	$—	$—
10/31/2019	$8.35	$0.42	$0.18	$0.60	$(0.42)	$—	$—
See Notes to Financial Highlights

Total Distributions	Net Asset Value, End of Year	Total Return[b]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.70)	$9.27	10.44%	$5.7	1.83%	1.72%	7.48%	52%
$(0.36)	$9.05	(3.97)%	$6.7	1.84%	1.72%[j]	3.82%	46%
$(0.25)	$9.79	6.81%	$6.2	1.94%	1.75%	2.54%	49%
$(0.30)	$9.40	1.68%	$5.6	2.06%	1.82%	3.30%	81%
$(0.39)	$9.55	0.99%	$11.6	2.02%	1.84%[j]	4.07%	60%

$(0.48)	$7.09	4.03%[e]	$54.4	0.87%	0.87%	6.61%	72%
$(0.41)	$7.28	(11.62)%	$61.8	0.87%	0.87%[k]	5.09%	72%
$(0.41)	$8.68	9.21%[e]	$73.7	0.85%	0.85%[k]	4.63%	98%
$(0.42)	$8.33	2.85%	$76.5	0.85%	0.85%	4.99%	115%
$(0.46)	$8.52	7.72%	$86.0	0.86%	0.86%	5.44%	96%

$(0.50)	$7.10	4.20%[e]	$497.2	0.71%	0.71%	6.76%	72%
$(0.42)	$7.29	(11.46)%	$617.3	0.71%	0.71%[k]	5.17%	72%
$(0.43)	$8.69	9.38%[e]	$1,120.2	0.69%	0.69%[k]	4.79%	98%
$(0.43)	$8.34	3.02%	$1,148.7	0.69%	0.69%	5.14%	115%
$(0.47)	$8.53	7.89%	$1,471.8	0.70%	0.70%	5.60%	96%

$(0.47)	$7.09	3.79%[e]	$12.3	1.11%	1.11%	6.48%	72%
$(0.39)	$7.28	(11.85)%	$13.3	1.12%	1.12%[k,l]	4.76%	72%
$(0.39)	$8.68	8.91%[e]	$17.2	1.12%	1.12%[k]	4.34%	98%
$(0.39)	$8.33	2.56%	$18.2	1.12%	1.12%[l]	4.69%	115%
$(0.43)	$8.52	7.43%	$25.1	1.17%	1.12%	5.23%	96%

$(0.41)	$7.10	2.88%[e]	$2.5	1.86%	1.86%	5.63%	72%
$(0.33)	$7.30	(12.45)%	$3.2	1.85%	1.85%[k]	4.06%	72%
$(0.33)	$8.70	8.27%[e]	$5.0	1.83%	1.83%[k]	3.65%	98%
$(0.34)	$8.34	1.74%	$5.9	1.82%	1.82%	4.04%	115%
$(0.38)	$8.54	6.81%	$12.0	1.83%	1.83%	4.48%	96%

$(0.45)	$7.10	3.53%[e]	$1.5	1.36%	1.36%	6.13%	72%
$(0.37)	$7.29	(12.04)%	$1.4	1.36%	1.36%[k]	4.60%	72%
$(0.37)	$8.69	8.68%[e]	$1.8	1.33%	1.33%[k]	4.14%	98%
$(0.38)	$8.34	2.35%	$1.8	1.34%	1.34%	4.49%	115%
$(0.42)	$8.53	7.37%	$4.2	1.30%	1.30%	4.98%	96%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital
High Income Bond Fund (cont’d)
Class R6
10/31/2023	$7.30	$0.50	$(0.19)	$0.31	$(0.50)	$—	$—
10/31/2022	$8.70	$0.42	$(1.39)	$(0.97)	$(0.43)	$—	$—
10/31/2021	$8.35	$0.43	$0.35	$0.78	$(0.43)	$—	$—
10/31/2020	$8.54	$0.43	$(0.18)	$0.25	$(0.44)	$—	$—
10/31/2019	$8.36	$0.48	$0.18	$0.66	$(0.48)	$—	$—

Class E
10/31/2023	$7.29	$0.54	$(0.19)	$0.35	$(0.54)	$—	$—
Period from 1/11/2022[f] to 10/31/2022	$8.61	$0.38	$(1.31)	$(0.93)	$(0.39)	$—	$—

Municipal High Income Fund
Institutional Class
10/31/2023	$8.74	$0.34	$(0.25)	$0.09	$(0.34)	$—	$—
10/31/2022	$10.82	$0.28	$(2.07)	$(1.79)	$(0.29)	$—	$—
10/31/2021	$10.32	$0.30	$0.50	$0.80	$(0.30)	$—	$—
10/31/2020	$10.59	$0.31	$(0.27)	$0.04	$(0.31)	$—	$—
10/31/2019	$10.00	$0.36	$0.59	$0.95	$(0.36)	$—	$—

Class A
10/31/2023	$8.74	$0.30	$(0.24)	$0.06	$(0.31)	$—	$—
10/31/2022	$10.81	$0.25	$(2.07)	$(1.82)	$(0.25)	$—	$—
10/31/2021	$10.31	$0.26	$0.50	$0.76	$(0.26)	$—	$—
10/31/2020	$10.58	$0.28	$(0.27)	$0.01	$(0.28)	$—	$—
10/31/2019	$10.00	$0.32	$0.58	$0.90	$(0.32)	$—	$—

Class C
10/31/2023	$8.75	$0.23	$(0.24)	$(0.01)	$(0.24)	$—	$—
10/31/2022	$10.83	$0.17	$(2.07)	$(1.90)	$(0.18)	$—	$—
10/31/2021	$10.33	$0.18	$0.50	$0.68	$(0.18)	$—	$—
10/31/2020	$10.59	$0.20	$(0.26)	$(0.06)	$(0.20)	$—	$—
10/31/2019	$10.00	$0.24	$0.59	$0.83	$(0.24)	$—	$—

Municipal Impact Fund
Institutional Class
10/31/2023	$15.50	$0.33	$(0.15)	$0.18	$(0.33)	$—	$—
10/31/2022	$17.72	$0.28	$(2.19)	$(1.91)	$(0.27)	$(0.04)	$—
10/31/2021	$17.81	$0.29	$(0.01)	$0.28	$(0.30)	$(0.07)	$—
10/31/2020	$17.66	$0.34	$0.23	$0.57	$(0.34)	$(0.08)	$—
10/31/2019	$16.61	$0.42	$1.05	$1.47	$(0.42)	$—	$—
See Notes to Financial Highlights

Total Distributions	Net Asset Value, End of Year	Total Return[b]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.50)	$7.11	4.31%[e]	$116.4	0.62%	0.62%	6.86%	72%
$(0.43)	$7.30	(11.35)%	$132.1	0.60%	0.60%[k]	5.17%	72%
$(0.43)	$8.70	9.48%[e]	$385.3	0.59%	0.59%[k]	4.88%	98%
$(0.44)	$8.35	3.12%	$303.2	0.59%	0.59%	5.26%	115%
$(0.48)	$8.54	8.12%	$747.4	0.60%	0.60%	5.69%	96%

$(0.54)	$7.10	4.86%[e]	$16.6	0.56%	0.08%	7.41%	72%
$(0.39)	$7.29	(10.98)%[g]	$14.6	0.58%[h]	0.10%[h,k]	6.07%[h]	72%[g,i]

$(0.34)	$8.49	0.84%	$62.6	0.97%	0.50%	3.67%	59%
$(0.29)	$8.74	(16.80)%	$84.3	0.83%	0.52%	2.81%	79%
$(0.30)	$10.82	7.83%	$145.1	0.77%	0.50%	2.76%	59%
$(0.31)	$10.32	0.46%	$117.9	0.81%	0.51%	3.05%	112%
$(0.36)	$10.59	9.62%	$122.7	0.86%	0.50%	3.46%	112%

$(0.31)	$8.49	0.47%	$0.9	1.32%	0.87%	3.31%	59%
$(0.25)	$8.74	(17.03)%	$1.0	1.46%	0.90%	2.48%	79%
$(0.26)	$10.81	7.44%	$1.1	1.19%	0.87%	2.40%	59%
$(0.28)	$10.31	0.09%	$0.9	1.24%	0.88%	2.68%	112%
$(0.32)	$10.58	9.13%	$1.1	1.30%	0.87%	3.10%	112%

$(0.24)	$8.50	(0.28)%	$0.1	2.00%	1.62%	2.53%	59%
$(0.18)	$8.75	(17.72)%	$0.1	3.78%	1.64%	1.70%	79%
$(0.18)	$10.83	6.63%	$0.2	2.00%	1.62%	1.64%	59%
$(0.20)	$10.33	(0.57)%	$0.3	1.94%	1.63%	1.94%	112%
$(0.24)	$10.59	8.41%	$0.7	1.99%	1.62%	2.32%	112%

$(0.33)	$15.35	1.11%	$69.1	0.85%	0.43%	2.06%	27%
$(0.31)	$15.50	(10.88)%	$76.7	0.81%	0.43%	1.65%	20%
$(0.37)	$17.72	1.59%	$83.8	0.84%	0.43%	1.65%	20%
$(0.42)	$17.81	3.29%	$62.7	0.93%	0.43%	1.92%	42%
$(0.42)	$17.66	8.93%	$59.0	1.11%	0.44%	2.43%	100%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital
Municipal Impact Fund (cont’d)
Class A
10/31/2023	$15.50	$0.27	$(0.14)	$0.13	$(0.27)	$—	$—
10/31/2022	$17.73	$0.21	$(2.19)	$(1.98)	$(0.21)	$(0.04)	$—
10/31/2021	$17.82	$0.23	$(0.02)	$0.21	$(0.23)	$(0.07)	$—
10/31/2020	$17.67	$0.28	$0.23	$0.51	$(0.28)	$(0.08)	$—
10/31/2019	$16.61	$0.35	$1.06	$1.41	$(0.35)	$—	$—

Class C
10/31/2023	$15.50	$0.15	$(0.14)	$0.01	$(0.15)	$—	$—
10/31/2022	$17.73	$0.10	$(2.20)	$(2.10)	$(0.09)	$(0.04)	$—
10/31/2021	$17.82	$0.10	$(0.02)	$0.08	$(0.10)	$(0.07)	$—
10/31/2020	$17.67	$0.14	$0.23	$0.37	$(0.14)	$(0.08)	$—
10/31/2019	$16.61	$0.23	$1.05	$1.28	$(0.22)	$—	$—

Municipal Intermediate Bond Fund
Investor Class
10/31/2023	$10.41	$0.26	$(0.02)	$0.24	$(0.26)	$—	$—
10/31/2022	$12.09	$0.21	$(1.60)	$(1.39)	$(0.19)	$(0.07)	$(0.03)
10/31/2021	$12.01	$0.21	$0.13	$0.34	$(0.20)	$(0.06)	$—
10/31/2020	$12.04	$0.24	$—	$0.24	$(0.24)	$(0.03)	$—
10/31/2019	$11.39	$0.28	$0.68	$0.96	$(0.29)	$(0.02)	$—

Institutional Class
10/31/2023	$10.40	$0.27	$(0.01)	$0.26	$(0.28)	$—	$—
10/31/2022	$12.08	$0.22	$(1.59)	$(1.37)	$(0.21)	$(0.07)	$(0.03)
10/31/2021	$12.00	$0.23	$0.13	$0.36	$(0.22)	$(0.06)	$—
10/31/2020	$12.03	$0.26	$—	$0.26	$(0.26)	$(0.03)	$—
10/31/2019	$11.38	$0.30	$0.67	$0.97	$(0.30)	$(0.02)	$—

Class A
10/31/2023	$10.39	$0.24	$(0.02)	$0.22	$(0.24)	$—	$—
10/31/2022	$12.07	$0.18	$(1.59)	$(1.41)	$(0.17)	$(0.07)	$(0.03)
10/31/2021	$11.99	$0.18	$0.14	$0.32	$(0.18)	$(0.06)	$—
10/31/2020	$12.02	$0.21	$—	$0.21	$(0.21)	$(0.03)	$—
10/31/2019	$11.37	$0.25	$0.68	$0.93	$(0.26)	$(0.02)	$—
See Notes to Financial Highlights

Total Distributions	Net Asset Value, End of Year	Total Return[b]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.27)	$15.36	0.81%	$0.1	1.07%	0.80%	1.69%	27%
$(0.25)	$15.50	(11.26)%	$0.1	3.06%	0.80%	1.28%	20%
$(0.30)	$17.73	1.22%	$0.1	1.43%	0.80%	1.29%	20%
$(0.36)	$17.82	2.90%	$0.1	1.12%	0.80%	1.55%	42%
$(0.35)	$17.67	8.58%	$0.1	1.51%	0.81%	2.01%	100%

$(0.15)	$15.36	0.05%	$0.0	1.86%	1.55%	0.92%	27%
$(0.13)	$15.50	(11.92)%	$0.1	6.71%	1.55%	0.62%	20%
$(0.17)	$17.73	0.46%	$—	2.22%	1.55%	0.55%	20%
$(0.22)	$17.82	2.14%	$0.0	2.01%	1.55%	0.77%	42%
$(0.22)	$17.67	7.75%	$0.0	2.43%	1.55%	1.31%	100%

$(0.26)	$10.39	2.29%	$8.3	0.66%	0.45%	2.39%	58%
$(0.29)	$10.41	(11.66)%	$9.1	0.67%	0.45%	1.83%	49%
$(0.26)	$12.09	2.86%	$12.1	0.60%	0.45%	1.71%	43%
$(0.27)	$12.01	2.02%	$12.5	0.66%	0.45%	2.00%	93%
$(0.31)	$12.04	8.46%	$13.3	0.75%	0.57%	2.40%	92%

$(0.28)	$10.38	2.44%	$164.0	0.48%	0.30%	2.55%	58%
$(0.31)	$10.40	(11.54)%	$155.2	0.46%	0.30%	1.98%	49%
$(0.28)	$12.08	3.02%	$224.4	0.44%	0.30%	1.86%	43%
$(0.29)	$12.00	2.17%	$207.2	0.47%	0.30%	2.13%	93%
$(0.32)	$12.03	8.63%	$182.3	0.55%	0.42%	2.54%	92%

$(0.24)	$10.37	2.06%	$3.4	0.84%	0.67%	2.19%	58%
$(0.27)	$10.39	(11.88)%	$2.2	0.96%	0.67%	1.63%	49%
$(0.24)	$12.07	2.64%	$2.0	0.82%	0.67%	1.50%	43%
$(0.24)	$11.99	1.80%	$2.6	0.84%	0.67%	1.77%	93%
$(0.28)	$12.02	8.24%	$1.8	0.94%	0.80%	2.15%	92%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital
Municipal Intermediate Bond Fund (cont’d)
Class C
10/31/2023	$10.40	$0.15	$(0.01)	$0.14	$(0.16)	$—	$—
10/31/2022	$12.08	$0.10	$(1.60)	$(1.50)	$(0.08)	$(0.07)	$(0.03)
10/31/2021	$12.00	$0.09	$0.13	$0.22	$(0.08)	$(0.06)	$—
10/31/2020	$12.02	$0.12	$0.01	$0.13	$(0.12)	$(0.03)	$—
10/31/2019	$11.37	$0.17	$0.67	$0.84	$(0.17)	$(0.02)	$—

Short Duration Bond Fund
Investor Class
10/31/2023	$6.98	$0.32	$—	$0.32	$(0.34)	$—	$—
10/31/2022	$7.73	$0.19	$(0.70)	$(0.51)	$(0.23)	$—	$(0.01)
10/31/2021	$7.72	$0.18	$0.06	$0.24	$(0.23)	$—	$—
10/31/2020	$7.80	$0.22	$(0.07)	$0.15	$(0.23)	$—	$—
10/31/2019	$7.66	$0.17	$0.16	$0.33	$(0.19)	$—	$—

Trust Class
10/31/2023	$6.65	$0.30	$—	$0.30	$(0.32)	$—	$—
10/31/2022	$7.37	$0.18	$(0.68)	$(0.50)	$(0.21)	$—	$(0.01)
10/31/2021	$7.36	$0.17	$0.05	$0.22	$(0.21)	$—	$—
10/31/2020	$7.43	$0.20	$(0.06)	$0.14	$(0.21)	$—	$—
10/31/2019	$7.30	$0.15	$0.16	$0.31	$(0.18)	$—	$—

Institutional Class
10/31/2023	$6.97	$0.33	$0.01	$0.34	$(0.35)	$—	$—
10/31/2022	$7.73	$0.21	$(0.72)	$(0.51)	$(0.24)	$—	$(0.01)
10/31/2021	$7.72	$0.20	$0.05	$0.25	$(0.24)	$—	$—
10/31/2020	$7.79	$0.24	$(0.07)	$0.17	$(0.24)	$—	$—
10/31/2019	$7.65	$0.18	$0.17	$0.35	$(0.21)	$—	$—

Class A
10/31/2023	$6.65	$0.30	$(0.01)	$0.29	$(0.31)	$—	$—
10/31/2022	$7.36	$0.18	$(0.67)	$(0.49)	$(0.21)	$—	$(0.01)
10/31/2021	$7.36	$0.16	$0.04	$0.20	$(0.20)	$—	$—
10/31/2020	$7.43	$0.20	$(0.06)	$0.14	$(0.21)	$—	$—
10/31/2019	$7.30	$0.14	$0.16	$0.30	$(0.17)	$—	$—

Class C
10/31/2023	$6.65	$0.24	$—	$0.24	$(0.26)	$—	$—
10/31/2022	$7.37	$0.12	$(0.68)	$(0.56)	$(0.15)	$—	$(0.01)
10/31/2021	$7.36	$0.10	$0.06	$0.16	$(0.15)	$—	$—
10/31/2020	$7.43	$0.14	$(0.06)	$0.08	$(0.15)	$—	$—
10/31/2019	$7.29	$0.09	$0.17	$0.26	$(0.12)	$—	$—
See Notes to Financial Highlights

Total Distributions	Net Asset Value, End of Year	Total Return[b]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.16)	$10.38	1.30%	$0.3	1.48%	1.42%	1.42%	58%
$(0.18)	$10.40	(12.53)%	$0.4	1.79%	1.42%	0.83%	49%
$(0.14)	$12.08	1.87%	$1.6	1.58%	1.42%	0.74%	43%
$(0.15)	$12.00	1.12%	$2.0	1.59%	1.42%	1.02%	93%
$(0.19)	$12.02	7.43%	$2.6	1.68%	1.54%	1.43%	92%

$(0.34)	$6.96	4.62%[e]	$15.5	0.80%	0.54%	4.56%	65%
$(0.24)	$6.98	(6.70)%[e]	$16.9	0.82%	0.54%	2.63%	76%
$(0.23)	$7.73	3.06%[e]	$19.6	0.94%	0.55%	2.34%	91%
$(0.23)	$7.72	1.97%	$20.5	1.03%	0.56%	2.88%	165%
$(0.19)	$7.80	4.40%[e]	$21.8	1.03%	0.59%	2.18%	131%

$(0.32)	$6.63	4.50%[e]	$1.9	0.96%	0.64%	4.45%	65%
$(0.22)	$6.65	(6.86)%[e]	$2.3	0.98%	0.64%	2.53%	76%
$(0.21)	$7.37	2.96%[e]	$3.0	1.11%	0.65%	2.24%	91%
$(0.21)	$7.36	1.96%	$2.7	1.16%	0.66%	2.77%	165%
$(0.18)	$7.43	4.25%[e]	$2.0	1.15%	0.69%	2.07%	131%

$(0.35)	$6.96	4.98%[e]	$142.1	0.57%	0.34%	4.76%	65%
$(0.25)	$6.97	(6.65)%[e]	$147.6	0.59%	0.34%	2.87%	76%
$(0.24)	$7.73	3.26%[e]	$90.0	0.74%	0.35%	2.53%	91%
$(0.24)	$7.72	2.31%	$55.7	0.79%	0.36%	3.08%	165%
$(0.21)	$7.79	4.62%[e]	$56.3	0.78%	0.39%	2.37%	131%

$(0.31)	$6.63	4.43%[e]	$5.3	0.95%	0.71%	4.48%	65%
$(0.22)	$6.65	(6.80)%[e]	$2.9	0.98%	0.71%	2.54%	76%
$(0.20)	$7.36	2.75%[e]	$2.0	1.13%	0.72%	2.18%	91%
$(0.21)	$7.36	1.89%	$1.5	1.18%	0.73%	2.67%	165%
$(0.17)	$7.43	4.18%[e]	$0.8	1.17%	0.76%	1.92%	131%

$(0.26)	$6.63	3.65%[e]	$0.9	1.70%	1.46%	3.64%	65%
$(0.16)	$6.65	(7.62)%[e]	$1.2	1.73%	1.46%	1.70%	76%
$(0.15)	$7.37	2.12%[e]	$1.5	1.88%	1.47%	1.40%	91%
$(0.15)	$7.36	1.13%	$2.1	1.92%	1.48%	1.92%	165%
$(0.12)	$7.43	3.55%[e]	$1.4	1.92%	1.51%	1.26%	131%

Financial Highlights   (cont’d)

	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)[a]	Net Gains or (Losses) on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital
Strategic Income Fund
Trust Class
10/31/2023	$9.22	$0.48	$(0.08)	$0.40	$(0.47)	$—	$(0.03)
10/31/2022	$11.41	$0.34	$(1.86)	$(1.52)	$(0.29)	$(0.21)	$(0.17)
10/31/2021	$10.96	$0.33	$0.56	$0.89	$(0.44)	$—	$—
10/31/2020	$10.99	$0.35	$0.01	$0.36	$(0.39)	$—	$—
10/31/2019	$10.61	$0.38	$0.41	$0.79	$(0.35)	$—	$(0.06)

Institutional Class
10/31/2023	$9.22	$0.51	$(0.08)	$0.43	$(0.50)	$—	$(0.03)
10/31/2022	$11.42	$0.37	$(1.86)	$(1.49)	$(0.33)	$(0.21)	$(0.17)
10/31/2021	$10.97	$0.37	$0.56	$0.93	$(0.48)	$—	$—
10/31/2020	$10.99	$0.39	$0.02	$0.41	$(0.43)	$—	$—
10/31/2019	$10.62	$0.42	$0.40	$0.82	$(0.39)	$—	$(0.06)

Class A
10/31/2023	$9.23	$0.47	$(0.07)	$0.40	$(0.47)	$—	$(0.03)
10/31/2022	$11.43	$0.33	$(1.86)	$(1.53)	$(0.29)	$(0.21)	$(0.17)
10/31/2021	$10.98	$0.32	$0.57	$0.89	$(0.44)	$—	$—
10/31/2020	$11.00	$0.34	$0.03	$0.37	$(0.39)	$—	$—
10/31/2019	$10.63	$0.37	$0.41	$0.78	$(0.35)	$—	$(0.06)

Class C
10/31/2023	$9.22	$0.40	$(0.07)	$0.33	$(0.40)	$—	$(0.03)
10/31/2022	$11.42	$0.26	$(1.87)	$(1.61)	$(0.21)	$(0.21)	$(0.17)
10/31/2021	$10.96	$0.24	$0.58	$0.82	$(0.36)	$—	$—
10/31/2020	$10.99	$0.27	$0.01	$0.28	$(0.31)	$—	$—
10/31/2019	$10.62	$0.30	$0.40	$0.70	$(0.27)	$—	$(0.06)

Class R6
10/31/2023	$9.21	$0.52	$(0.08)	$0.44	$(0.51)	$—	$(0.03)
10/31/2022	$11.41	$0.39	$(1.87)	$(1.48)	$(0.34)	$(0.21)	$(0.17)
10/31/2021	$10.96	$0.38	$0.56	$0.94	$(0.49)	$—	$—
10/31/2020	$10.98	$0.40	$0.02	$0.42	$(0.44)	$—	$—
10/31/2019	$10.61	$0.43	$0.40	$0.83	$(0.40)	$—	$(0.06)
See Notes to Financial Highlights

Total Distributions	Net Asset Value, End of Year	Total Return[b]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.50)	$9.12	4.22%[e]	$6.4	1.00%	0.94%	4.99%	101%[d]
$(0.67)	$9.22	(13.82)%[e]	$7.1	1.00%	0.94%	3.27%	162%[d]
$(0.44)	$11.41	8.19%[e]	$9.6	0.99%	0.95%[k]	2.88%	114%[d]
$(0.39)	$10.96	3.41%[e]	$9.6	1.02%	0.94%	3.24%	107%[d]
$(0.41)	$10.99	7.60%[e]	$8.6	1.02%	0.94%	3.53%	113%[d]

$(0.53)	$9.12	4.58%[e]	$2,740.7	0.60%	0.59%	5.33%	101%[d]
$(0.71)	$9.22	(13.59)%[e]	$1,954.9	0.60%	0.59%	3.63%	162%[d]
$(0.48)	$11.42	8.56%[e]	$2,560.0	0.60%	0.60%[k]	3.22%	114%[d]
$(0.43)	$10.97	3.87%[e]	$2,227.5	0.61%	0.59%	3.59%	107%[d]
$(0.45)	$10.99	7.87%[e]	$2,357.5	0.62%	0.59%	3.84%	113%[d]

$(0.50)	$9.13	4.19%[e]	$121.6	0.98%	0.98%	4.96%	101%[d]
$(0.67)	$9.23	(13.92)%[e]	$103.1	0.99%	0.99%[l]	3.23%	162%[d]
$(0.44)	$11.43	8.13%[e]	$133.3	1.00%	1.00%[k,l]	2.82%	114%[d]
$(0.39)	$10.98	3.46%[e]	$125.9	0.99%	0.99%[l]	3.19%	107%[d]
$(0.41)	$11.00	7.44%[e]	$113.5	1.01%	0.99%	3.45%	113%[d]

$(0.43)	$9.12	3.44%[e]	$40.5	1.72%	1.69%	4.24%	101%[d]
$(0.59)	$9.22	(14.54)%[e]	$42.7	1.73%	1.69%	2.47%	162%[d]
$(0.36)	$11.42	7.47%[e]	$67.3	1.73%	1.70%[k]	2.13%	114%[d]
$(0.31)	$10.96	2.64%[e]	$73.4	1.73%	1.69%	2.49%	107%[d]
$(0.33)	$10.99	6.70%[e]	$100.5	1.74%	1.69%	2.75%	113%[d]

$(0.54)	$9.11	4.68%[e]	$421.4	0.50%	0.49%	5.44%	101%[d]
$(0.72)	$9.21	(13.52)%[e]	$397.0	0.50%	0.49%	3.76%	162%[d]
$(0.49)	$11.41	8.67%[e]	$439.3	0.50%	0.50%[k]	3.32%	114%[d]
$(0.44)	$10.96	3.97%[e]	$332.2	0.51%	0.49%	3.68%	107%[d]
$(0.46)	$10.98	7.98%[e]	$301.4	0.52%	0.50%	3.94%	113%[d]

Notes to Financial Highlights Income Funds

a	Calculated based on the average number of shares outstanding during each fiscal period.
b
Total return based on per share NAV reflects the effects of changes in NAV on the performance of each
Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted.
Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

c	Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.
d	Excluding TBA roll transactions. Had TBA roll transactions been included, the portfolio turnover rate would have been:

	Year Ended October 31,
	2023	2022	2021	2020	2019
Core Bond	185%	226%	243%	186%	187%
Strategic Income	298%	308%	308%	344%	325%

e
The class action proceeds listed in Note A of the Notes to Financial Statements, if any, had no impact on the
Funds’ total returns for the year ended October 31, 2023. The class action proceeds received in 2022, 2021,
2020 and 2019 had no impact on the Funds’ total returns for the years ended October 31, 2022, 2021,
2020 and 2019, respectively.

f	The date investment operations commenced.
g	Not annualized.
h	Annualized.
i	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2022, for High Income and for the year ended October 31, 2019, for Core Bond.
j
Represents the annualized ratio of net expenses to average daily net assets after utilization of the line of credit by Emerging Markets Debt (2020), Floating Rate Income (2022 & 2019) and Municipal High
Income (2022) and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Emerging Markets Debt, Floating Rate Income and Municipal High
Income not utilized the line of credit, and had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended October 31,
	2022	2021	2020	2019
Emerging Markets Debt Institutional Class	—	0.79%	0.79%	—
Emerging Markets Debt Class A	—	1.16%	1.16%	—
Emerging Markets Debt Class C	—	1.91%	1.91%	—
Floating Rate Income Institutional Class	0.60%	—	—	0.71%
Floating Rate Income Class A	0.97%	—	—	1.08%
Floating Rate Income Class C	1.72%	—	—	1.84%
Municipal High Income Institutional Class	0.52%	—	—	—
Municipal High Income Class A	0.90%	—	—	—
Municipal High Income Class C	1.64%	—	—	—

k
Includes interest expense on reverse repurchase agreements of 0.00% for each respective class for the year ended October 31, 2022 for High Income and for the year ended October 31, 2021 for High Income and
Strategic Income.

Notes to Financial Highlights Income Funds   (cont’d)
l
After repayment of expenses previously reimbursed and/or fees previously waived pursuant to the terms of the contractual expense limitation agreements by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

	Year Ended October 31,
	2022	2021	2020
High Income Class A	1.10%	—	1.04%
Strategic Income Class A	0.99%	0.98%	0.99%

Report of Independent Registered Public Accounting Firm
To the Shareholders of Neuberger Berman Core Bond Fund, Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, Neuberger Berman Strategic Income Fund and the Board of Trustees of Neuberger Berman Income Funds
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Neuberger Berman Core Bond Fund, Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Municipal High Income Fund, Neuberger Berman Municipal Impact Fund, Neuberger Berman Municipal Intermediate Bond Fund, Neuberger Berman Short Duration Bond Fund, and Neuberger Berman Strategic Income Fund (collectively referred to as the "Funds") (nine of the series constituting Neuberger Berman Income Funds (the "Trust")), including the schedules of investments, as of October 31, 2023 and the related statements of operations, the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds (nine of the series constituting Neuberger Berman Income Funds) at October 31, 2023, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles. The accompanying financial highlights of the Neuberger Berman Core Bond Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Municipal High Income Fund, and Neuberger Berman Municipal Impact Fund for each of the periods in the three years ended October 31, 2021 were audited by another independent registered public accounting firm whose report, dated December 21, 2021, expressed an unqualified opinion on the financial statements containing those financial highlights.
Individual fund constituting Neuberger Berman Income Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Neuberger Berman Emerging Markets Debt Fund
Neuberger Berman High Income Bond Fund
Neuberger Berman Municipal Intermediate Bond
Fund
Neuberger Berman Short Duration Bond Fund
Neuberger Berman Strategic Income Fund
	For the year ended October 31, 2023	For each of the two years in the period ended October 31, 2023	For each of the five years in the period ended October 31, 2023
Neuberger Berman Core Bond Fund Neuberger Berman Floating Rate Income Fund Neuberger Berman Municipal High Income Fund Neuberger Berman Municipal Impact Fund	For the year ended October 31, 2023	For each of the two years in the period ended October 31, 2023	For each of the two years in the period ended October 31, 2023
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers, and others; when replies were not received from other brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.
Boston, Massachusetts
December 22, 2023

Directory
Investment Manager and Administrator
Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264
Distributor
Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264
Sub-Adviser
Neuberger Berman Europe Limited
The Zig Zag Building
70 Victoria Street
London, United Kingdom
SW1E 6SQ
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Shareholder Servicing Agent
SS&C Global Investor & Distribution Solutions, Inc.
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407
For Investor, Trust & Institutional Class Shareholders address correspondence to:
Neuberger Berman Funds
PO Box 219189
Kansas City, MO 64121-9189
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264
For Class A, Class C, Class R3 and Class R6 Shareholders:
Please contact your investment provider
Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Trustees and Officers
The following tables set forth information concerning the Trustees and Officers of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by NBIA. The Funds’ Statement of Additional Information includes additional information about the Trustees as of the time of the Funds’ most recent public offering and is available upon request, without charge, by calling (800) 877-9700.
Information about the Board of Trustees
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Fund Trustees
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	47
Member of Advisory Board,
Burke Neurological Institute,
since 2021; Parish Councilor,
St. Pius X, since 2021;
formerly, Director, America
Press, Inc. (not-for-profit
Jesuit publisher), 2015 to
2021; formerly, Director,
Fordham University, 2001 to
2018; formerly, Director, The
Gabelli Go Anywhere Trust,
June 2015 to June 2016;
formerly, Director, Skin
Cancer Foundation
(not-for-profit), 2006 to
2015; formerly, Director, GE
Investments Funds, Inc.,
1997 to 2014; formerly,
Trustee, GE Institutional
Funds, 1997 to 2014;
formerly, Director, GE Asset
Management, 1988 to
2014; formerly, Director,
Elfun Trusts, 1988 to 2014;
formerly, Trustee, GE Pension
& Benefit Plans, 1988 to
2014; formerly, Member of
Board of Governors,
Investment Company
Institute.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015
Executive Vice Chancellor
Emeritus, The Jewish
Theological Seminary, since
2020; formerly, Executive
Vice Chancellor and Chief
Operating Officer, The
Jewish Theological Seminary,
2012 to 2020; formerly,
Executive Vice President and
General Counsel, Fidelity
Investments, 2007 to
2012;formerly, Executive
Vice President and General
Counsel, BellSouth
Corporation, 2004 to 2007;
formerly, Vice President and
Associate General Counsel,
BellSouth Corporation, 2000
to 2004; formerly, Associate,
Partner, and National
Litigation Practice Co-Chair,
Mayer, Brown LLP, 1981 to
2000; formerly, Associate
Independent Counsel, Office
of Independent Counsel,
1990 to 1992.
47
Chair and Director, USCJ
Supporting Foundation,
since 2021; Director, UJA
Federation of Greater New
York, since 2019; Trustee,
The Jewish Theological
Seminary, since 2015;
Director, Lawyers Committee
for Civil Rights Under Law
(not-for-profit), since 2005;
formerly, Director, Legility,
Inc. (privately held for-profit
company), 2012 to 2021;
formerly, Director, Equal
Justice Works
(not-for-profit), 2005 to
2014; formerly, Director,
Corporate Counsel Institute,
Georgetown University Law
Center, 2007 to 2012;
formerly, Director, Greater
Boston Legal Services
(not-for-profit), 2007 to
2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007
Formerly, President, Woodhill
Enterprises Inc./Chase
Hollow Associates LLC
(personal investment
vehicle), 2006 to 2020;
formerly, Consultant,
Resources Global
Professionals (temporary
staffing), 2002 to 2006;
formerly, Chief Financial
Officer, Booz-Allen &
Hamilton, Inc., 1995 to
1999; formerly, Enterprise
Risk Officer, Prudential
Insurance, 1994 to 1995;
formerly, President,
Prudential Asset
Management Company,
1992 to 1994; formerly,
President, Prudential Power
Funding (investments in
electric and gas utilities and
alternative energy projects),
1989 to 1992; formerly,
Treasurer, Prudential
Insurance Company, 1983 to
1989.
47
Director, American Water
(water utility), since 2003;
Director, Allianz Life of New
York (insurance), since 2005;
formerly, Director, Berger
Group Holdings, Inc.
(engineering consulting
firm), 2013 to 2018;
formerly, Director, Financial
Women’s Association of
New York (not-for-profit
association), 1987 to 1996,
and 2003 to 2019; Trustee
Emerita, Brown University,
since 1998; Director,
Museum of American
Finance (not-for-profit), since
2013; formerly,
Non-Executive Chair and
Director, Channel
Reinsurance (financial
guaranty reinsurance), 2006
to 2010; formerly, Director,
Ocwen Financial Corporation
(mortgage servicing), 2005
to 2010; formerly, Director,
Claire’s Stores, Inc. (retailer),
2005 to 2007; formerly,
Director, Parsons
Brinckerhoff Inc.
(engineering consulting
firm), 2007 to 2010;
formerly, Director, Bank
Leumi (commercial bank),
2005 to 2007; formerly,
Advisory Board Member,
Attensity (software
developer), 2005 to 2007;
formerly, Director, Foster
Wheeler Manufacturing,
1994 to 2004; formerly,
Director, Dexter Corp.
(Manufacturer of
Non-Wovens, Plastics, and
Medical Supplies), 1992 to
2001.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Ami Kaplan (1960)	Trustee since 2023	Formerly, Partner, Deloitte LLP, 1982 to 2023, including Vice Chair, 2017 to 2020; formerly, President and Board Chair, Women's Forum of New York, 2014 to 2016.	47	None.
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	47
Director, 1WS Credit Income
Fund, since 2018; Board
Member, American Family
Insurance (a mutual
company, not publicly
traded), since March 2009;
formerly, Trustee,
Northwestern Mutual
Series Fund, Inc., 2007 to
2011; formerly, Director,
Wausau Paper, 2005 to
2011; formerly, Director,
Great Wolf Resorts, 2004 to
2009.

Deborah C. McLean (1954)	Trustee since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor (Corporate Finance), Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	47
Board Member, The
Maritime Aquarium at
Norwalk, since 2020; Board
Member, Norwalk
Community College
Foundation, since 2014;
Dean’s Advisory Council,
Radcliffe Institute for
Advanced Study, since 2014;
formerly, Director and
Treasurer, At Home in Darien
(not-for-profit), 2012 to
2014; formerly, Director,
National Executive Service
Corps (not-for-profit), 2012
to 2013; formerly, Trustee,
Richmond, The American
International University in
London, 1999 to 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
George W. Morriss (1947)	Trustee since 2007	Formerly, Adjunct Professor, Columbia University School of International and Public Affairs, 2012 to 2018; formerly, Executive Vice President and Chief Financial Officer, People's United Bank, Connecticut (a financial services company), 1991 to 2001.	47
Director, 1WS Credit Income
Fund; Chair, Audit
Committee, since 2018;
Director and Chair, Thrivent
Church Loan and Income
Fund, since 2018; formerly,
Trustee, Steben Alternative
Investment Funds, Steben
Select Multi-Strategy Fund,
and Steben Select
Multi-Strategy Master Fund,
2013 to 2017; formerly,
Treasurer, National
Association of Corporate
Directors, Connecticut
Chapter, 2011 to 2015;
formerly, Manager, Larch
Lane Multi-Strategy Fund
complex (which consisted of
three funds), 2006 to 2011;
formerly, Member, NASDAQ
Issuers’ Affairs Committee,
1995 to 2003.

Tom D. Seip (1950)	Trustee since 2000; Chairman of the Board since 2008; formerly, Lead Independent Trustee from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	47
Trustee, University of
Maryland, Shore Regional
Health System, since 2020;
formerly, Director, H&R
Block, Inc. (tax services
company), 2001 to 2018;
formerly, Director, Talbot
Hospice Inc., 2013 to 2016;
formerly, Chairman,
Governance and Nominating
Committee, H&R Block, Inc.,
2011 to 2015; formerly,
Chairman, Compensation
Committee, H&R Block, Inc.,
2006 to 2010; formerly,
Director, Forward
Management, Inc. (asset
management company),
1999 to 2006.

Franklyn E. Smith (1961)	Trustee since 2023	Formerly, Partner, PricewaterhouseCoopers LLP, 1989 to 2021.	47	Director, Zurich American Insurance Company, since 2023.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
James G. Stavridis (1955)	Trustee since 2015	Vice Chairman Global Affairs, The Carlyle Group, since 2018; Commentator, NBC News, since 2015; formerly, Dean, Fletcher School of Law and Diplomacy, Tufts University, 2013 to 2018; formerly, Admiral, United States Navy, 1976 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	47
Director, Fortinet
(cybersecurity), since 2021;
Director, Ankura, since 2020;
Director, Vigor Shipyard,
since 2019; Director,
Rockefeller Foundation,
since 2018; Director,
American Water (water
utility), since 2018; Director,
NFP Corp. (insurance broker
and consultant), since 2017;
Director, Onassis Foundation,
since 2014; Director, Michael
Baker International
(construction) since 2014;
Director, Vertical Knowledge,
LLC, since 2013; formerly,
Director, U.S. Naval Institute,
2014 to 2019; formerly,
Director, Navy Federal Credit
Union, 2000 to 2002;
formerly, Director, BMC
Software Federal, LLC, 2014
to 2019.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Fund Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Trustee since 2009
President and Director,
Neuberger Berman
Group LLC, since 2009;
President and Chief
Executive Officer, Neuberger
Berman BD LLC and
Neuberger Berman
Holdings LLC (including its
predecessor, Neuberger
Berman Inc.), since 2007;
Chief Investment Officer
(Equities) and President
(Equities), NBIA (formerly,
Neuberger Berman Fixed
Income LLC and including
predecessor entities), since
2007, and Board Member of
NBIA since 2006; formerly,
Global Head of Asset
Management of Lehman
Brothers Holdings Inc.’s
("LBHI") Investment
Management Division, 2006
to 2009; formerly, member
of LBHI’s Investment
Management Division’s
Executive Management
Committee, 2006 to 2009;
formerly, Managing Director,
Lehman Brothers Inc.
("LBI"), 2006 to 2008;
formerly, Chief Recruiting
and Development Officer,
LBI, 2005 to 2006; formerly,
Global Head of LBI’s Equity
Sales and a Member of its
Equities Division Executive
Committee, 2003 to 2005;
President and Chief
Executive Officer, twelve
registered investment
companies for which NBIA
acts as investment manager
and/or administrator.
47
Member of Board of
Advisors, McDonough
School of Business,
Georgetown University, since
2001; Member of New York
City Board of Advisors, Teach
for America, since 2005;
Trustee, Montclair Kimberley
Academy (private school),
since 2007; Member of
Board of Regents,
Georgetown University, since
2013.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2)
Pursuant to the Trust’s Amended and Restated Trust Instrument ("Trust Instrument"), subject to any limitations on the term of service imposed by the By-Laws or any retirement policy adopted by the Fund Trustees, each Fund Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Fund Trustee may resign by delivering a written resignation; (b) any Fund Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Fund Trustees; (c) any Fund Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Fund Trustees; and (d) any Fund Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.
*
Indicates a Fund Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato is an interested person of the Trust by virtue of the fact that he is an officer of NBIA and/or its affiliates.

Information about the Officers of the Trust
Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 1985
Senior Vice President, Neuberger Berman, since 2007 and Employee since
1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since
2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly,
Vice President, Mutual Fund Board Relations, NBIA, 2000 to 2008;
formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999;
Executive Vice President and Secretary, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Agnes Diaz (1971)	Vice President since 2013
Senior Vice President, Neuberger Berman, since 2012; Senior Vice
President, NBIA, since 2012 and Employee since 1996; formerly, Vice
President, Neuberger Berman, 2007 to 2012; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011
Senior Vice President, Neuberger Berman, since 2014; Senior Vice
President, NBIA, since 2014, and Employee since 2003; formerly, Vice
President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne L. Ferguson (1973)	Chief Compliance Officer since 2018
Senior Vice President, Chief Compliance Officer, Mutual Funds, and
Associate General Counsel, NBIA, since November 2018; formerly, Vice
President, T. Rowe Price Group, Inc., 2018; Vice President and Senior Legal
Counsel, T. Rowe Price Associates, Inc., 2014 to 2018; Vice President and
Director of Regulatory Fund Administration, PNC Capital Advisors, LLC,
2009 to 2014; Secretary, PNC Funds and PNC Advantage Funds, 2010 to
2014; Chief Compliance Officer, thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)
General Counsel, Mutual Funds, since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel, 2015 to 2016; Counsel,
2007 to 2015; Senior Vice President, 2013 to 2016; Vice President, 2009
to 2013; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), thirty-three registered investment companies for which NBIA acts as investment manager and/or
administrator.

Sheila R. James (1965)	Assistant Secretary since 2002
Senior Vice President, Neuberger Berman, since 2023 and Employee since
1999; Senior Vice President, NBIA, since 2023; formerly, Vice President,
Neuberger Berman, 2008 to 2023; Assistant Vice President, Neuberger
Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary,
thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008
Managing Director, Neuberger Berman, since 2013; Chief Operating
Officer, Mutual Funds, and Managing Director, NBIA, since 2015; formerly,
Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President,
NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, thirty-three registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015
Senior Vice President, Neuberger Berman, since 2014 and Employee since
2000; Senior Vice President, NBIA, since 2014; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017
Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007;
Assistant Secretary, thirty-three registered investment companies for which
NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1992; Vice President, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005
Managing Director, Neuberger Berman, since 2022; Senior Vice President,
Neuberger Berman, 2007 to 2021; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman,
2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and
Principal Financial and Accounting Officer, twelve registered investment companies for which NBIA acts as investment manager and/or
administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005
Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since
2006 and Employee since 1995; Assistant Treasurer, twelve registered investment companies for which NBIA acts as investment manager and/or administrator.

Daniel Tracer (1987)	Anti-Money Laundering Compliance Officer since 2023
Senior Vice President and Head of Financial Regulation, Neuberger Berman,
since February 2023; Assistant United States Attorney, Southern District of
New York, 2016 to 2023; Trial Attorney, Department of Justice Antitrust
Division, 2012 to 2015; Senior Anti-Money Laundering Compliance Officer,
five registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)
The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.
(2)   Pursuant to the By-Laws of the Trust, each officer elected by the Fund Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Fund Trustees and may be removed at any time with or without cause.
(3)
Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.
Quarterly Portfolio Schedule
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).
Liquidity Risk Management Program
Consistent with Rule 22e-4 under the Investment Company Act of 1940 (the "Liquidity Rule"), as amended, the Funds have established a liquidity risk management program (the "Program"). The Program seeks to assess and manage the Funds’ liquidity risk, which is defined as the risk that a Fund is unable to meet investor redemption requests without significantly diluting the remaining investors' interests in a Fund. The Board has approved the designation of NBIA Funds' Liquidity Committee, comprised of NBIA employees, as the program administrator (the "Program Administrator"). The Program Administrator is responsible for implementing and monitoring the Program and utilizes NBIA personnel to assess and review, on an ongoing basis, the Funds' liquidity risk.
The Program includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of the Funds' liquidity risk factors and the periodic classification (or re-classification, as necessary) of the Funds’ investments into buckets (highly liquid, moderately liquid, less liquid and illiquid) that reflect the Program Administrator's assessment of the investments' liquidity under current market conditions, which for the relevant period included, among other factors, market volatility as a result of geopolitical tensions (e.g., Russia’s invasion of Ukraine) and rising inflation. The Program Administrator also utilizes information about the Funds’ investment strategy, the characteristics of the Funds’ shareholder base and historical redemption activity.
The Program Administrator provided the Board with a written report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation from April 1, 2022 through March 31, 2023. During the period covered by this report, the Program Administrator reported that the Program effectively assisted the Program Administrator in monitoring whether a Fund maintained a level of liquidity appropriate for its shareholder base and historical redemption activity.

Board Consideration of the Management Agreements
On an annual basis, the Board of Trustees (the "Board" or "Trustees") of Neuberger Berman Income Funds (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Neuberger Berman Investment Advisers LLC ("Management") (including its affiliates), as such term is defined under the Investment Company Act of 1940, as amended ("1940 Act"), ("Independent Fund Trustees"), considers whether to continue the management agreements with Management (the "Management Agreements") with respect to each series (each a "Fund") and the sub-advisory agreements between Management and Neuberger Berman Europe Limited ("NBEL") (the "Sub-Advisory Agreements" and collectively with the Management Agreement, the "Agreements") with respect to Neuberger Berman Emerging Markets Debt Fund. Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in 1940 Act matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 5, 2023, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for each Fund.  In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services provided to each Fund and its shareholders; (ii) a comparison of each Fund’s performance, fees and expenses relative to various peers; (iii) the costs of the services provided by, and the estimated profit or loss by Management from its relationships with each Fund; (iv) any apparent or anticipated economies of scale in relation to the services Management provides to each Fund and whether any such economies of scale are shared with Fund shareholders; and (v) any "fall-out" benefits likely to accrue to Management and its affiliates from their relationship with each Fund.
In evaluating the Agreements with respect to each Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management and NBEL in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and by Management (for NBEL), which the Contract Review Committee annually considers and updates.  It also met with senior representatives of Management regarding its personnel, operations, and profitability as they relate to the Funds.  The annual contract review extends over at least two regular meetings of the Board to ensure that Management and NBEL have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.
In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year. The Board established the Contract Review Committee, which is comprised solely of Independent Fund Trustees, to assist in its evaluation and analysis of materials for the annual contract review.  The Board has also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review.  Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of the annual contract review process.
The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management and NBEL.
Provided below is a description of the Board’s contract approval process and material factors that the Board considered at its meetings regarding renewals of the Agreements and the compensation to be paid thereunder. In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund, and whether the Agreements were in the best interests of each respective Fund and its shareholders. The Board’s determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board considered each Fund’s investment management and sub-advisory agreements separately from those of the other Funds.
This description is not intended to include all of the factors considered by the Board. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the costs and benefits of the Agreements to each Fund and, through the Fund, its shareholders.
Nature, Extent, and Quality of Services
With respect to the nature, extent, and quality of the services provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management  and NBEL who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting, compliance, and shareholder support services. The Board also considered Management’s and NBEL’s policies and practices regarding trade execution, transaction costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. Moreover, the Board considered Management’s approach to potential conflicts of interest both generally and between the Funds’ investments and those of other funds or accounts managed by Management or NBEL.
The Board recognized the extensive range of services that Management provides to the Funds beyond the investment management services. The Board noted that Management is also responsible for monitoring compliance with the Fund’s investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board considered that Management assumes significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Funds, for which it is entitled to reasonable compensation. The Trustees also considered that Management’s responsibilities include continual management of investment, operational, cybersecurity, enterprise, valuation, liquidity, legal, regulatory, and compliance risks as they relate to the Funds, and the Board considers on a regular basis information regarding Management’s processes for monitoring and managing risk. In addition, the Board also noted that when Management launches a new fund or share class, it assumes entrepreneurial risk with respect to that fund or share class, until it maintains a certain level of assets, if ever, that is profitable to Management.
The Board also reviewed and evaluated Management’s activities under its contractual obligation to oversee the Funds’ various outside service providers, including its renegotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Board also considered Management’s ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management.  In addition, the Board noted the positive compliance history of Management and NBEL, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio managers’ compensation and whether this structure provides appropriate incentives to act in the best interests of the Funds. The Board also considered the ability of Management and NBEL to attract and retain qualified personnel to service the Funds and the plan for succession.
As in past years, the Board also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and NBEL in response to market conditions over the past year and considered the overall performance of Management and NBEL in this context.

Fund Performance
The Board requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared each Fund’s performance, along with its fees and other expenses, to various peers, including a group of industry peers ("Expense Group") and to a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective ("Performance Universe"). The Board considered each Fund’s performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups, noting differences as compared to certain fund industry ranking and rating systems.
With respect to investment performance, the Board considered information regarding each Fund’s short-, intermediate- and long-term performance, as applicable, net of the Fund’s fees and expenses, on an absolute basis, relative to a benchmark index that does not deduct the fees or expenses of investing, and compared to the performance of its Expense Group and Performance Universe, each constructed by the consulting firm. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.
In the case of underperformance for any of the periods reported, the Board considered the magnitude and duration of that underperformance relative to the Performance Universe and/or the benchmark (e.g., the amount by which a Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). For those Funds that the Board identified as having underperformed their benchmark indices, Expense Group, and/or Performance Universe to an extent, or over a period of time, that the Board felt warranted additional inquiry, the Board discussed with Management each such Fund’s performance, potential reasons for the relative performance, and, if necessary, steps that Management had taken, or intended to take, to improve performance. The Board also met with the portfolio managers of certain Funds during the 12 months prior to voting on the contract renewal to discuss the Funds’ performance. The Board also considered Management’s responsiveness with respect to the relative performance. The Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board further acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreements and that, after considering all relevant factors, it determined to approve the continuation of the Agreements notwithstanding a Fund’s relative performance.
Fee Rates, Profitability, and Fall-out Benefits
With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to the Expense Group provided by the consulting firm, as discussed above. The Board reviewed a comparison of each Fund’s management fee to its Expense Group. The Board noted that the comparative management fee analysis includes, in each Fund’s management fee, the separate administrative fees paid to Management. However, the Board noted that some funds in the Expense Group pay directly from fund assets for certain services that Management covers out of the administration fees for the Funds. Accordingly, the Board also considered each Fund’s total expense ratio as compared with its Expense Group as a way of taking account of these differences.
The Board compared each Fund’s contractual and actual management fees to the median of the contractual and actual management fees, respectively, of that Fund’s Expense Group. (The actual management fees are the contractual management fees reduced by any fee waivers or other adjustments.) The Board also compared each Fund’s total expenses to the median of the total expenses of that Fund’s Expense Group. Where a Fund’s management fee or total expenses were higher than the Expense Group median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the Fund’s management fee or total expenses.  The Board also noted that for some classes of certain Funds, the overall expense ratio is maintained through a contractual or voluntary fee cap and/or expense reimbursements by Management. The Board also considered the extent to which Management currently waives management fees and/or reimburses any Fund for other Fund-level expenses at different rates for different share classes and the process for monitoring the use of such waivers to guard against any such waiver resulting in any cross-subsidization by one share class of another share class.
In concluding that the benefits accruing to Management and its affiliates, including NBEL, by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to that Fund, the Board reviewed specific data as to Management’s estimated profit or loss on each Fund for a recent period on a pre-tax basis without regard to distribution expenses. (The Board also reviewed data on Management’s estimated profit or loss on each Fund after distribution expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.)
The Board considered the consistent cost allocation methodology that Management used in developing its estimated profitability figures. In addition, the Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management’s process for calculating and reporting its estimated profit or loss aligned with the consultant’s guiding principles and industry practices.
The Board further noted Management’s representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Board recognized that Management’s calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, cybersecurity, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a mutual fund in the current regulatory and market environment. The Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with each Fund. The Board recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to each Fund and, based on its review, concluded that Management’s reported level of estimated profitability, if any, on each Fund was reasonable.
Information Regarding Services to Other Clients
The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of any of the Funds. In the cases where such funds or separate accounts exist, the Board compared the fees charged to the respective Fund to the fees charged to such comparable funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a Fund and such comparable funds and/or separate accounts, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Board explored with Management its assertion that although, generally, the rates of fees paid by such accounts, except other Neuberger Berman mutual funds, were lower than the fee rates paid by the corresponding Funds, the differences reflected Management’s greater level of responsibilities and significantly broader scope of services to the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to creation and sponsorship of the Funds.
Economies of Scale
The Board also evaluated apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund’s fee structure provides for a reduction of payments resulting from the use of breakpoints, the size of any breakpoints in each Fund’s advisory fees, and whether any such breakpoints are set at appropriate asset levels. The Board also compared the breakpoint structure to that of the Expense Group. In addition, the Board considered the expense limitation and/or fee waiver arrangements that reduce many Funds’ expenses at some or all asset levels, which can have an effect similar to breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if a Fund’s assets decline.
The Trustees took into account that certain Funds do not have breakpoints in their fees. As to those Funds whose advisory fees do not have breakpoints, the Board discussed with Management the reasons why the Fund’s particular investment program was less likely than others to produce economies of scale. In addition, for Funds that do not have breakpoints, the Board considered that setting competitive fee rates and pricing a Fund to scale before it has actually experienced an increase in assets are other means of sharing potential economies of scale with shareholders.  The Board also considered that Management has provided, at no added cost to the Funds, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Board. The Board considered that this is a way of sharing economies of scale with the Funds and their shareholders.
Fund-by-Fund Analysis
With regard to the investment performance of each Fund and the fees charged to each Fund, the Board considered the following information. The Performance Universes referenced in this section are those identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. With respect to performance quintile rankings for a Fund compared to its Performance Universe, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for a Fund compared to its Expense Group, the first quintile represents the lowest (best) fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses. Where a Fund has more than one class of shares outstanding, information for Institutional Class has been provided as identified below. The Board reviewed the expense structures of all the other classes of shares of the Funds, some of which have higher fees and expenses that reflect their separate distribution and servicing arrangements and the differing needs of different investors. As a proxy for the class expense structure, the Board reviewed the expenses of each class for at least one Fund in the Trust in comparison to Expense Groups for those classes. The Board noted the effect of higher expenses on the performance of the other classes of shares.
• Neuberger Berman Core Bond Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Fund’s performance was lower for the 1-year period and higher for the 3-, 5- and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the third quintile for the 1-year period and the second quintile for the 3-, 5-, 10-year periods. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee, the actual management fee net of fees waived by Management, and total expenses each ranked in the second quintile.
•  Neuberger Berman Emerging Markets Debt Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the second quintile for the 1-year period and the fourth quintile for the 3- and 5-year periods. The Fund was launched in 2013 and therefore does not have 10-year performance.   The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee and the actual management fee net of fees waived by Management each ranked in the third quartile, and total expenses ranked in the second quintile.
• Neuberger Berman Floating Rate Income Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Fund’s performance was lower for the 1-, 3-, 5-, 10-year periods; and (2) as compared to its Performance

Universe, the Fund’s performance was in the second quintile for the 1- and 10-year periods and the first quintile for the 3- and 5-year periods. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 3- and 5-year periods, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for those same periods. In addition, the Board met with the portfolio management team in March 2023. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the second quintile and that the actual management fee net of fees waived by Management and total expenses each ranked in the first quintile.
• Neuberger Berman High Income Bond Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Fund’s performance was lower for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the 4th quintile for the 1-year period and in the third quintile for the 3-, 5-, and 10-year periods. The Board also took into account that the Fund showed a risk/return ratio that was better than the median of its Performance Universe for the 5-year period, meaning that per unit of risk taken versus a presumed risk-free investment, the Fund achieved a higher level of return than the median of its Performance Universe for that same period.  In addition, the Board met with members of the portfolio management team in October 2023 to discuss, among other topics, challenges to the Fund’s performance and recent enhancements to the portfolio management team’s process.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee and actual management fees each ranked in the fifth quintile, and total expenses ranked in the fourth quintile.
• Neuberger Berman Municipal High Income Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Fund’s performance was lower for the 1-, 3- , 5-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the second quintile for the 1-year period and in the third quintile for the 3- and 5-year periods. The Fund was launched in 2015 and therefore does not have 10-year performance. In addition, the Board met with the portfolio management team in September 2022. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the third quintile and the actual management fee net of fees waived by Management and total expenses each ranked in the first quintile.
• Neuberger Berman Municipal Impact Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-year period and lower for the 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the first quintile for the 1-year period, the second quintile for the 3-year period, and the third quintile for the 5-year period.  NBIA assumed the management of the Fund in 2013; therefore, the Fund does not have does not have 10-year performance under NBIA’s management. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked second out of five funds and the actual management fee net of fees waived by Management and total expenses each ranked first out of five funds.
• Neuberger Berman Municipal Intermediate Bond Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Fund’s performance was lower for the 1-, 3-, 5- and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the fifth quintile for the 1-, and 3-year periods, the fourth quintile for the 5-year period, and the third quintile for the 10-year period. The Board also considered that for the 7-month period ending July 31, 2023, the Fund outperformed its benchmark and ranked in the second quintile of both its Lipper and Morningstar peer categories. In addition, the Board met with the portfolio management team in September 2022.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee, the actual management fee net of fees waived by Management, and total expenses each ranked in the first quintile.

•  Neuberger Berman Short Duration Bond Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Fund’s performance was lower for the 1-year period and higher for the 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the fourth quintile for the 1-year period, the second quintile for the 3- and 5-year periods, and the third quintile for the 10-year period. The Board also took into account that in July 2022, Management added a new portfolio manager. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee and total expenses each ranked in the second quintile and the actual management fee net of fees waived by Management a ranked in the first quintile.
• Neuberger Berman Strategic Income Fund (Institutional Class)—The Board considered that, based on performance data for the periods ended December 31, 2022: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund’s performance was in the third quintile for the 1- and 10-year periods and the second quintile for the 3- and 5-year periods.  The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the third quintile, the actual management fee net of fees waived by Management ranked in the fourth quintile, and total expenses ranked in the first quintile.
Conclusions
In approving the continuation of the Agreements, the Board concluded that, in its business judgment, the terms of each Agreement are fair and reasonable to each Fund and that approval of the continuation of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management and NBEL, with respect to Neuberger Berman Emerging Markets Debt Fund, could be expected to continue to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of a Fund that underperformed relative to its Expense Group or Performance Universe, that the Board retained confidence in Management’s and NBEL’s, with respect to Neuberger Berman Emerging Markets Debt Fund, capabilities to manage each Fund; that each Fund’s fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board’s conclusions are based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

Notice to Shareholders
For the fiscal year ended October 31, 2023, the percentages representing the portion of distributions from net investment income that is exempt from federal tax, other than the alternative minimum tax, are as follows:
Municipal High Income	99.04%
Municipal Impact	99.56%
Municipal Intermediate Bond	99.29%
For the fiscal year ended October 31, 2023, certain Funds make the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as Qualified Dividend Income.
Fund	Qualified Dividend Income
Floating Rate Income	$52,805
Strategic Income	3,351,995
In January 2024, you will receive information to be used in filing your 2023 tax returns, which will include a notice of the exact tax status of all dividends paid to you by each Fund during calendar year 2023. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

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Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
www.nb.com
Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund’s investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

H0648  12/23

(b) Not applicable to the Registrant.

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Income Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Real Estate Securities Income Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21421 (filed June 26, 2023). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Michael J. Cosgrove, Martha C. Goss, and Deborah C. McLean. Mr. Cosgrove, Ms. Goss, and Ms. McLean are independent trustees as defined by Form N-CSR.
Item 4.  Principal Accountant Fees and Services.

Ernst & Young, LLP (“E&Y”) serves as independent registered public accounting firm to each series of the Registrant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $453,200 and $460,100 for the fiscal years ended 2022 and 2023, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2022 and 2023, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2022 and 2023, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $123,630 and $124,580 for the fiscal years ended 2022 and 2023, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with the identification of Passive Foreign Investment Companies, assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2022 and 2023, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2022 and 2023, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2022 and 2023, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2022 and 2023, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $123,630 and $124,580 for the fiscal years ended 2022 and 2023, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2022 and 2023, respectively.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.
(i) Not applicable.
(j) Not applicable.
Item 5.  Audit Committee of Listed Registrants.

(a) Not applicable to the Registrant.

(b) Not applicable to the Registrant.

Item 6.  Investments.

(a) The complete schedule of investments for each series is disclosed in the Registrant’s annual report, which is included in Item 1 of this Form N-CSR.

(b) Not applicable to the Registrant.

Item 7. Reserved.
Item 8. Reserved.
Item 9. Reserved.
Item 10. Reserved.
Item 11. Reserved.
Item 12.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to the Registrant.

Item 13.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 14.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 15.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 16.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 18. Recovery of Erroneously Awarded Compensation.
Not applicable to the Registrant.
Item 19.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Real Estate Securities Income Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21421 (filed June 26, 2023).

(a)(2)	Not applicable to the Registrant.

(a)(3)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(4)	Not applicable to the Registrant.

(a)(5)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Funds

By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: January 5, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: January 5, 2024

By: /s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: January 5, 2024